UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

November 30, 2014

AllianzGI Retirement 2015 Fund

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Global Allocation Fund

AllianzGI Global Growth Allocation Fund

AllianzGI Behavioral Advantage Large Cap Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI China Equity Fund

AllianzGI Convertible Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global Managed Volatility Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI Multi-Asset Real Return Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ Global Dividend Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI NFJ International Value II Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Return Fund (formerly AllianzGI Structured Alpha Fund)

AllianzGI Ultra Micro Cap Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI U.S. Small-Cap Growth Fund (formerly AllianzGI U.S. Emerging Growth Fund)

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
4–5	AllianzGI Target-Date and Target Risk Funds
6–81	Fund Summaries
82–83	Important Information
84–86	Benchmark Descriptions
87–133	Schedules of Investments
134–145	Statements of Assets and Liabilities
146–157	Statements of Operations
158–171	Statements of Changes in Net Assets
172–227	Financial Highlights
228–296	Notes to Financial Statements
297	Report of Independent Registered Public Accounting Firm
298	Shareholder Meeting Results
299–300	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements
301–302	Tax Information
303	Privacy Policy
304–306	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder,

Despite a period of weakness earlier in the year, the US economy expanded throughout the twelve-month fiscal reporting period ended November 30, 2014. Against this backdrop, US equities generated strong returns. Following a poor start, the US bond market reversed course and produced a positive return during the reporting period.

Twelve Months in Review

For the twelve-month fiscal reporting period ended November 30, 2014, US stocks, as measured by the S&P 500 Index, rose 16.86%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned -0.02% and 8.91%, respectively, in US dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index rose 1.06%.

With respect to bonds, the Barclays US Credit Index returned 7.25%, whereas the Barclays Global High Yield Index rose 3.41%. The Barclays US Government Bond Index returned 3.87%, while the broader bond market index, as measured by the Barclays US Aggregate Index, gained 5.27%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.6% annual pace during the fourth quarter of 2013. The economy then experienced a setback, as GDP contracted at an annual pace of 2.1% during the first quarter of 2014. The economy’s weakness was partially attributed to severe winter weather in parts of the country. However, the economy quickly regained its footing, as GDP grew at an annual pace of 4.6% during the second quarter. Growth then accelerated during the third quarter, as the US Commerce Department reported that third quarter GDP grew at an annual pace of 5.0%.

While the Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period, it started to take actions to transition to a more normalized stance. Looking back, at its meeting in December 2013, the central bank announced that it would begin tapering its monthly asset purchase program starting in January 2014. At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced additional tapering. As anticipated, at its meeting in October, the Fed announced that its asset purchase program had concluded. Finally, at its last meeting of the year in December, the Fed said, “Based

2	November 30, 2014 |	Annual Report

on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy. The Committee sees this guidance as consistent with its previous statement that it likely will be appropriate to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time following the end of its asset purchase program in October, especially if projected inflation continues to run below the Committee’s two percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Outlook

The headwinds facing the US economy during the first part of the year have lifted and recent data points to solid growth. Unemployment stood at 5.8% on November 30, 2014, the end of the fiscal reporting period, which was the lowest level since July 2008. In addition, the November 2014 job report showed that the quality of jobs is improving and we’re starting to see growth in wages. Looking ahead, we believe that improvements in wage growth and job quality should continue, although it will vary significantly by region and industry. Furthermore, US consumers and many companies are benefiting from falling oil prices. Numerous companies are also reporting increased productivity, which typically pushes them to boost spending. With economic policy uncertainty on the decline following the November mid-term elections, companies appear poised to spend more. Against this backdrop, our base-case scenario is that the Fed starts raising rates in mid-2015. Still, even after the

Fed’s initial move, we see the monetary environment as remaining relatively accommodative, especially given that the central bank expects to maintain its balance sheet at its existing size through re-investment of its maturing assets.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Annual Report	| November 30, 2014	3

Unaudited

AllianzGI Target-Date and Target Risk Funds*

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Market Review and Outlook

What Happened

Among the key themes that emerged during the twelve-month period ending November 30, 2014, three stand out. First, financial repression reigned for its fifth year as developed market-central banks continued to push investors into risk assets by maintaining policy interest rates at record lows. Second, volatility spiked in currency markets where the dominant trend for the period was the persistent strength in the US dollar beginning in July. Third, the fall in energy prices since the middle of the year contributed to a fall in the broader Bloomberg Commodity Index for the period.

Financial Repression Persists

During the period, risk assets benefited from continued financial repression and the acceptance that globally, the effects of quantitative easing would persist. However, divergences in central bank policy internationally were pronounced. While the Federal Reserve (the “Fed”) and the Bank of England (“BOE”) signaled the possibility that the liquidity party that started in 2008 would eventually end, in Europe and Japan, central banks signaled that the party will rage on. At about the same time that the Fed completed tapering its asset purchase program, the Bank of Japan (“BOJ”) announced that it would ramp up its quantitative easing activities, pledging to increase its balance sheet by 15% of GDP annually and extending the average duration of its bond purchases. Roughly a week after the BOJ announcement, Mario Draghi, President of the European Central Bank, hinted at the possibility of a similar quantitative easing program from the European Central Bank in the form of sovereign bond purchases.

US Relative Strength, Dollar Rally

In the midst of the Fed messages, the dollar strengthened against a trade-weighted basket of major world currencies beginning in early July. A combination of higher relative growth in the US and higher nominal bond yields (relative to Germany and Japan) contributed to a rotation into the currency, with dollar strength reflecting confidence in the US relative to the rest of the world. But dollar appreciation during the period—it was up 9.2% in the 12 months—was also primarily a function of divergent monetary policies in the developed world. A theme that the AllianzGI Multi Asset team has highlighted for several years, the “fellowship of the central bankers” continued to weigh heavily on the global economy and, in this case, on currency markets. As a result, from July 1, 2014 to the end of the period, in developed markets, the Euro fell 8.8 percent, the Japanese Yen fell 16.6 percent and the British Pound fell 8.3 percent. Partly as a result of idiosyncratic, country-specific factors, several emerging market currencies fell markedly in the period with the Argentine Peso down 38.6 percent and the Russian Ruble down 54.1%.

Commodity Price Weakness

Dollar strength during the period coincided with renewed weakness in commodity prices. Most global commodities are priced in US dollars, which means that, all else equal, when the dollar appreciates, commodity prices fall. In addition, slowing demand from China contributed to cyclical commodity weakness, especially when considering that the country’s oil demand—which has been running at a compound annual growth rate of approximately 7 percent for the last decade—experienced close to zero growth during the period, according to analysis provided by Morgan Stanley’s Emerging Market Equities team.

Commodity weakness was broad-based: the Bloomberg Commodity Index fell 9.04 percent with grains down 13.96 percent and precious metals down 10.77 percent, to name a few sub-sectors. The Bloomberg Energy Subindex, a broad measure of energy prices, fell 18.46 percent, which is a boost to US consumers since falling commodity prices act like a tax cut. In particular, lower oil prices—which translate into lower retail prices for gasoline—provide a meaningful boost to consumption: research (at Deutsche Bank as cited in the Wall Street Journal) has shown that every roughly 1-cent drop in gas prices translates into $1 billion in energy spending by US consumers. During the month of November, the average price of gasoline per gallon fell to $2.91, down from a high of $3.70 reached in April, according to the American Automobile Association.

Outlook

At the end of the period, interest rates remain at all-time lows, short term real interest rates in developed countries are negative (or close to zero) and credit spreads are tight, making bonds potentially as risky as equities. We see equities as fully valued around the globe except for a few pockets of deep value. We believe equity returns will hinge on growth, which look best in the US compared to all other developed markets, and in some emerging markets.

Overall, we believe the best investment strategy remains staying near the benchmark, keeping risk low and leaning toward high-quality strategies while avoiding high-risk/low-liquidity strategies. Patience and prudent diversification are the rules of the day.

During the period, the persistently low interest rates, the shift to dollar-denominated assets and falling commodity prices had implications for the Target-Date Fund (“TDF”) portfolios, including Retirement Income.

We began the period underweight duration versus our benchmarks and, at times, took advantage of opportunities to slightly shift our overall duration positioning. We also took advantage of short-term opportunities such as falling breakeven inflation rates and higher Treasury Inflation Protected Securities (“TIPS”) yields. We benefitted by gaining exposure to international equities through a hedged strategy (the PIMCO International StocksPlus Fund), which we added to throughout the period. We maintained our underweight to commodities versus the benchmarks throughout the period.

* The “Target-Date Funds” are the AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund and the AllianzGI Retirement 2055 Fund. The “Target Risk Funds” are the AllianzGI Global Allocation Fund and the AllianzGI Global Growth Allocation Fund and the AllianzGI Retirement Income Fund. As of January 1, 2015, the AllianzGI Global Allocation Fund and the AllianzGI Global Growth Allocation Fund will no longer be referred to as Target Risk Funds. For more information please refer to Note 14-Subsequent Events.

4	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Target-Date and Target Risk Funds (cont’d)

We continue to hold high-quality, high-dividend-paying stocks and short-duration high-yield bonds. If and when bond yields rise and equity valuations normalize, investment prospects will improve. We continue to monitor the economic evidence, and when new evidence tells us which path the global economy is on, we will change the portfolios accordingly.

As of the end of the period, the TDFs, including Retirement Income, remain underweight hard duration and remain exposed to fixed-income strategies that may benefit in rising-rate environments. The portfolios remain modestly underweight commodities and real estate. All of the portfolios are within their benchmark-determined risk budgets.

Annual Report	| November 30, 2014	5

Unaudited

AllianzGI Retirement 2015 Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Retirement 2015 Fund (the “Fund”) returned 4.09%, underperforming the Real Return Target 2015 Index (the “benchmark index”), which returned 4.85%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund held underweights in inflation hedging asset classes such as commodities, real estate and TIPS, an overweight to global equities and an overweight to global fixed income. Within the global equity component, the Fund held an overweight position in developed ex US large cap equities, developed ex US small cap equities and US small cap equities. Within the fixed income segment, the Fund was positioned with an underweight to duration and an overweight to global credit strategies.

For the period, performance trailed the benchmark in the fixed income portion of the portfolio, mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Yield Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81 percent to 2.18 percent.

The Fund’s underweight allocation to inflation hedging assets had mixed effects on the Fund’s relative return to the benchmark. An underweight allocation to commodities contributed positively to the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The benefit of the underweight allocation to commodities was offset by the effects of being underweight real estate as the Dow Jones US Select REIT Index was up over 30% during the reporting period. REITs benefited in part because treasury rates remained low and in part because risk-assets generally outperformed for much of the period. The Fund’s positioning within TIPS also detracted from relative returns as the Fund was positioned at the short end of the US TIPS curve. Prices fell on shorter-maturity TIPS, as inflation remained relatively subdued throughout the past year with the November Consumer Price Index (CPI) reading showing a 1.7 percent rise year-over-year. This remains below the Fed’s stated 2 percent inflation goal.

In global equities, positioning within international equities detracted from the Fund’s relative return as an overweight to developed ex US large cap equities detracted from returns. The Fund, however, benefited from a hedged exposure to international equities through the PIMCO International StocksPLUS® Fund, added during the period. Slowing growth concerns in Europe contributed to European equities underperforming their US counterparts. In emerging market equities, exposure to the Templeton Frontier Market Fund detracted from relative performance as it underperformed the broader MSCI Emerging Market Index.

In aggregate, the Fund’s underweight to duration within the fixed income component and positioning within inflation hedging asset classes detracted from performance which resulted in the Fund underperforming its benchmark index. The AllianzGI TDFs place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (QDIA) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield bonds, emerging market equities, frontier market equities and emerging market bonds within the return-generating segment of the portfolios to help provide diversification benefits to clients’ retirement assets.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2015 Fund Class A	4.09%	5.96%	8.67%
AllianzGI Retirement 2015 Fund Class A (adjusted)	–1.63%	4.76%	7.64%
AllianzGI Retirement 2015 Fund Class C	3.37%	5.16%	7.86%
AllianzGI Retirement 2015 Fund Class C (adjusted)	2.37%	5.16%	7.86%
AllianzGI Retirement 2015 Fund Class D	3.99%	5.87%	8.62%
AllianzGI Retirement 2015 Fund Class R	3.80%	5.63%	8.36%
AllianzGI Retirement 2015 Fund Class P	4.43%	6.23%	8.96%
AllianzGI Retirement 2015 Fund Class R6	4.53%	6.34%	9.07%
AllianzGI Retirement 2015 Fund Administrative Class	4.17%	5.99%	8.73%
Real Return Target 2015 Index*	4.85%	5.75%	7.81%
Lipper Mixed-Asset Target 2015 Funds Average	6.01%	7.89%	10.41%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* The Real Return Target 2015 Index replaced the Dow Jones Real Return 2015 Index as The Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2015 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2015 Index, which was terminated on June 30, 2014, and the performance figures for the two indexes are identical for all periods shown in the table above.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.42% for Class R shares, 0.77% for Class P shares, 0.67% for Class R6 shares and 1.02% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.97% for Class A shares, 1.72% for Class C shares, 1.07% for Class D shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

6	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Retirement 2015 Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

PIMCO 1-5 Year US TIPS Index	19.2%
PIMCO Real Return	17.1%
PIMCO Income	14.3%
AllianzGI US Managed Volatility	6.8%
AllianzGI Short Duration High Income	6.5%
PIMCO Mortgage Opportunities	5.0%
PIMCO Senior Floating Rate	3.0%
PIMCO International StocksPLUS® AR Strategy (US Dollar-Hedged)	3.0%
Other	24.4%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,000.50	$997.00	$1,000.00	$999.00	$1,002.00	$1,002.50	$1,000.50
Expenses Paid During Period	$2.11	$5.86	$2.66	$3.86	$0.60	$0.09	$1.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,022.96	$1,019.20	$1,022.41	$1,021.21	$1,024.47	$1,024.98	$1,023.21
Expenses Paid During Period	$2.13	$5.92	$2.69	$3.90	$0.61	$0.09	$1.88

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 1.17% for Class C, 0.53% for Class D, 0.77% for Class R, 0.12% for Class P, 0.02% for Class R6 and 0.37% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	7

Unaudited

AllianzGI Retirement 2020 Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Retirement 2020 Fund (the “Fund”) returned 4.11%, underperforming the Real Return Target 2020 Index (the “benchmark index”), which returned 5.07%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund held underweights in inflation hedging asset classes such as commodities, real estate and TIPS, an overweight to global equities and an overweight to global fixed income. Within the global equity component, the Fund held an overweight position in developed ex US large cap equities, developed ex US small cap equities and US small cap equities. Within the fixed income segment, the Fund was positioned with an underweight to duration and an overweight to global credit strategies.

For the period, performance trailed the benchmark in the fixed income portion of the portfolio, mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Yield Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81 percent to 2.18 percent.

The Fund’s underweight allocation to inflation hedging assets had mixed effects on the Fund’s relative return to the benchmark. An underweight allocation to commodities contributed positively to the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The benefit of the underweight allocation to commodities was offset by the effects of being underweight real estate as the Dow Jones US Select REIT Index was up over 30% during the reporting period. REITs benefited in part because treasury rates remained low and in part because risk-assets generally outperformed for much of the period. The Fund’s positioning within TIPS also detracted from relative returns as the Fund was positioned at the short-end of the US TIPS curve. Prices fell on shorter-maturity TIPS as inflation remained relatively subdued throughout the past year with the November Consumer Price index (CPI) reading showing a 1.7 percent rise year-over-year. This remains below the Fed’s stated 2% inflation goal.

In global equities, positioning within international equities detracted from the Fund’s relative return as an overweight to developed ex US large cap equities detracted from returns. The Fund, however, benefited from a hedged exposure to international equities through the PIMCO International StocksPLUS® Fund, added during the period. Slowing growth concerns in Europe contributed to European equities underperforming their US counterparts. In emerging market equities, exposure to the Templeton Frontier Market Fund detracted from relative performance as it underperformed the broader MSCI Emerging Market Index.

In aggregate, the Fund’s underweight to duration within the fixed income component and positioning within inflation hedging asset classes detracted from performance which resulted in the Fund underperforming its benchmark index. The AllianzGI TDFs place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (QDIA) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield bonds, emerging market equities, frontier market equities, and emerging market bonds within the return-generating segment of the portfolios to help provide diversification benefits to clients’ retirement assets.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	4.11%	6.06%	8.96%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–1.61%	4.86%	7.92%
AllianzGI Retirement 2020 Fund Class C	3.29%	5.23%	8.13%
AllianzGI Retirement 2020 Fund Class C (adjusted)	2.29%	5.23%	8.13%
AllianzGI Retirement 2020 Fund Class D	3.98%	5.97%	8.89%
AllianzGI Retirement 2020 Fund Class R	3.72%	5.71%	8.63%
AllianzGI Retirement 2020 Fund Class P	4.38%	6.33%	9.23%
AllianzGI Retirement 2020 Fund Class R6	4.48%	6.43%	9.34%
AllianzGI Retirement 2020 Fund Administrative Class	4.15%	6.08%	9.00%
Real Return Target 2020 Index*	5.07%	6.02%	8.24%
Lipper Mixed-Asset Target 2020 Funds Average	6.50%	8.30%	10.82%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* The Real Return Target 2020 Index replaced the Dow Jones Real Return 2020 Index as The Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2020 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2020 Index, which was terminated on June 30, 2014, and the performance figures for the two indexes are identical for all periods shown in the table above.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.19% for Class A shares, 1.94% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

8	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

PIMCO 1-5 Year U.S. TIPS Index	17.9%
PIMCO Real Return	14.7%
PIMCO Income	14.3%
AllianzGI U.S. Managed Volatility	7.3%
AllianzGI Short Duration High Income	6.6%
PIMCO Mortgage Opportunities	4.5%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	3.6%
PIMCO Senior Floating rate	3.0%
Other	27.7%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$998.00	$993.90	$997.50	$996.00	$999.00	$999.50	$998.00
Expenses Paid During Period	$2.15	$5.95	$2.70	$3.95	$0.70	$0.20	$1.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,022.91	$1,019.10	$1,022.36	$1,021.11	$1,024.37	$1,024.87	$1,023.11
Expenses Paid During Period	$2.18	$6.02	$2.74	$4.00	$0.71	$0.20	$1.98

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.43% for Class A, 1.19% for Class C, 0.54% for Class D, 0.79% for Class R, 0.14% for Class P, 0.04% for Class R6 and 0.39% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	9

Unaudited

AllianzGI Retirement 2025 Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Retirement 2025 Fund (the “Fund”) returned 4.16%, underperforming the Real Return Target 2025 Index (the “benchmark index”), which returned 5.40%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund held underweights in inflation hedging asset classes such as commodities, real estate and TIPS, an overweight to global equities and an overweight to global fixed income. Within the global equity component, the Fund held an overweight position in developed ex US large cap equities, developed ex US small cap equities and US small cap equities. Within the fixed income segment, the Fund was positioned with an underweight to duration and an overweight to global credit strategies.

For the period, performance trailed the benchmark in the fixed income portion of the portfolio, mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Yield Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81 percent to 2.18 percent.

The Fund’s underweight allocation to inflation hedging assets had mixed effects on the Fund’s relative return to the benchmark. An underweight allocation to commodities contributed positively to the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The benefit of the underweight allocation to commodities was offset by the effects of being underweight real estate as the Dow Jones US Select REIT Index was up over 30% during the reporting period. REITs benefited in part because treasury rates remained low and in part because risk-assets generally outperformed for much of the period. The Fund’s positioning within TIPS also detracted from relative returns as the Fund was positioned at the short-end of the US TIPS curve. Prices fell on shorter-maturity TIPS as inflation remained relatively subdued throughout the past year with the November Consumer Price Index (CPI) reading showing a 1.7% rise year-over-year. This remains below the Fed’s stated 2% inflation goal.

In global equities, positioning within international equities detracted from the Fund’s relative return as an overweight to developed ex US large cap equities detracted from returns. The Fund, however, benefited from a hedged exposure to international equities through the PIMCO International StocksPLUS® Fund, added during the period. Slowing growth concerns in Europe contributed to European equities underperforming their US counterparts. In emerging market equities, exposure to the Templeton Frontier Market Fund detracted from relative performance as it underperformed the broader MSCI Emerging Market Index.

In aggregate, the Fund’s underweight to duration within the fixed income component and positioning within inflation hedging asset classes detracted from performance which resulted in the Fund underperforming its benchmark index. The AllianzGI TDFs place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (QDIA) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield bonds, emerging market equities, frontier market equities, and emerging market bonds within the return-generating segment of the portfolios to help provide diversification benefits to clients’ retirement assets.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	4.16%	6.91%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–1.57%	4.88%
AllianzGI Retirement 2025 Fund Class R	3.77%	6.53%
AllianzGI Retirement 2025 Fund Class P	4.49%	7.24%
AllianzGI Retirement 2025 Fund Class R6	4.60%	7.34%
AllianzGI Retirement 2025 Fund Administrative Class	4.26%	6.97%
Real Return Target 2025 Index*	5.40%	5.92%
Lipper Mixed-Asset Target 2025 Funds Average	7.49%	11.70%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* The Real Return Target 2025 Index replaced the Dow Jones Real Return 2025 Index as The Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2025 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2025 Index, which was terminated on June 30, 2014, and the performance figures for the two indexes are identical for all periods shown in the table above.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.46% for Class R shares, 0.81% for Class P shares, 0.71% for Class R6 shares and 1.06% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

10	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

PIMCO 1-5 Year U.S. TIPS Index	15.0%
PIMCO Income	14.1%
PIMCO Real Return	13.6%
AllianzGI U.S. Managed Volatility	7.1%
AllianzGI Short Duration High Income	6.6%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	4.1%
PIMCO Mortgage Opportunities	4.0%
PIMCO Senior Floating Rate	3.0%
Other	32.1%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$996.50	$994.80	$998.30	$998.90	$997.10
Expenses Paid During Period	$2.10	$3.85	$0.60	$0.10	$1.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,022.96	$1,021.21	$1,024.47	$1,024.97	$1,023.21
Expenses Paid During Period	$2.13	$3.90	$0.61	$0.10	$1.88

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 0.77% for Class R, 0.12% for Class P, 0.02% for Class R6 and 0.37% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	11

Unaudited

AllianzGI Retirement 2030 Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Retirement 2030 Fund (the “Fund”) returned 4.21%, underperforming the Real Return Target 2030 Index (the “benchmark index”), which returned 5.82%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund held underweights in inflation hedging asset classes such as commodities, real estate and TIPS, an overweight to global equities and an overweight to global fixed income. Within the global equity component, the Fund held an overweight position in developed ex US large cap equities, developed ex US small cap equities and US small cap equities. Within the fixed income segment, the Fund was positioned with an underweight to duration and an overweight to global credit strategies.

For the period, performance trailed the benchmark index in the fixed income portion of the portfolio, mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Yield Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81 percent to 2.18 percent.

The Fund’s underweight allocation to inflation hedging assets had mixed effects on the Fund’s relative return to the benchmark. An underweight allocation to commodities contributed positively to the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The benefit of the underweight allocation to commodities was offset by the effects of being underweight real estate as the Dow Jones US Select REIT Index was up over 30% during the reporting period. REITs benefited in part because treasury rates remained low and in part because risk-assets generally outperformed for much of the period. The Fund’s positioning within TIPS also detracted from relative returns as the Fund was positioned at the short-end of the US TIPS curve. Prices fell on shorter-maturity TIPS as inflation remained relatively subdued throughout the past year with the November Consumer Price Index (CPI) reading showing a 1.7% rise year-over-year. This remains below the Fed’s stated 2% inflation goal.

In global equities, positioning within international equities detracted from the Fund’s relative return as an overweight to developed ex US large detracted from returns. The Fund, however, benefited from a hedged exposure to international equities through the PIMCO International StocksPLUS® Fund, added during the period. Slowing growth concerns in Europe contributed to European equities underperforming their US counterparts. In emerging market equities, exposure to the Templeton Frontier Market Fund detracted from relative performance as it underperformed the broader MSCI Emerging Market Index.

In aggregate, the Fund’s underweight to duration within the fixed income component and positioning within inflation hedging asset classes detracted from performance which resulted in the Fund underperforming its benchmark index. The AllianzGI TDFs place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (QDIA) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield bonds, emerging market equities, frontier market equities, and emerging market bonds within the return-generating segment of the portfolios to help provide diversification benefits to clients’ retirement assets.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	4.21%	6.98%	10.53%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–1.52%	5.78%	9.47%
AllianzGI Retirement 2030 Fund Class C	3.48%	6.20%	9.76%
AllianzGI Retirement 2030 Fund Class C (adjusted)	2.48%	6.20%	9.76%
AllianzGI Retirement 2030 Fund Class D	4.17%	6.93%	10.52%
AllianzGI Retirement 2030 Fund Class R	3.90%	6.66%	10.26%
AllianzGI Retirement 2030 Fund Class P	4.58%	7.29%	10.88%
AllianzGI Retirement 2030 Fund Class R6	4.68%	7.38%	10.98%
AllianzGI Retirement 2030 Fund Administrative Class	4.29%	7.04%	10.64%
Real Return Target 2030 Index*	5.82%	6.99%	9.79%
Lipper Mixed-Asset Target 2030 Funds Average	7.70%	9.83%	12.66%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* The Real Return Target 2030 Index replaced the Dow Jones Real Return 2030 Index as The Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2030 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2030 Index, which was terminated on June 30, 2014, and the performance figures for the two indexes are identical for all periods shown in the table above.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.28% for Class A shares, 2.03% for Class C shares, 1.28% for Class D shares, 1.53% for Class R shares, 0.88% for Class P shares, 0.78% for Class R6 shares and 1.13% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.78% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

12	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

PIMCO Income	13.0%
PIMCO Real Return	12.1%
PIMCO 1-5 Year U.S. TIPS Index	10.5%
AllianzGI U.S. Managed Volatility	7.1%
AllianzGI Short Duration High Income	6.5%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	5.1%
PIMCO Mortgage Opportunities	4.0%
PIMCO Commodity RealReturn Strategy	3.4%
Other	37.7%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$995.30	$991.40	$994.80	$993.40	$996.70	$997.20	$995.30
Expenses Paid During Period	$2.10	$5.89	$2.65	$3.90	$0.60	$—	$1.90

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,022.96	$1,019.15	$1,022.41	$1,021.16	$1,024.47	$1,025.07	$1,023.16
Expenses Paid During Period	$2.13	$5.97	$2.69	$3.95	$0.61	$—	$1.93

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 1.18% for Class C, 0.53% for Class D, 0.78% for Class R, 0.12% for Class P, 0.00% for Class R6 and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	13

Unaudited

AllianzGI Retirement 2035 Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Retirement 2035 Fund (the “Fund”) returned 4.49%, underperforming the Real Return Target 2035 Index (the “benchmark index”), which returned 6.29%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark, the Fund held underweights in inflation hedging asset classes such as commodities, real estate and TIPS, an overweight to global equities and an overweight to global fixed income. Within the global equity component, the Fund held an overweight position in developed ex US large cap equities, developed ex US small cap equities and US small cap equities. Within the fixed income segment, the Fund was positioned with an underweight to duration and an overweight to global credit strategies.

For the period, performance trailed the benchmark index in the fixed income portion of the portfolio, mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Yield Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81 percent to 2.18 percent.

The Fund’s underweight allocation to inflation hedging assets had mixed effects on the Fund’s relative return to the benchmark. An underweight allocation to commodities contributed positively to the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The benefit of the underweight allocation to commodities was offset by the effects of being underweight real estate as the Dow Jones US Select REIT Index was up over 30% during the reporting period. REITs benefited in part because treasury rates remained low and in part because risk-assets generally outperformed for much of the period. The Fund’s positioning within TIPS also detracted from relative returns as the Fund was positioned at the short-end of the US TIPS curve. Prices fell on shorter-maturity TIPS as inflation remained relatively subdued throughout the past year with the November Consumer Price Index (CPI) reading showing a 1.7% rise year-over-year. This remains below the Fed’s stated 2% inflation goal.

In global equities, positioning within international equities detracted from the Fund’s relative return as an overweight to developed ex US large cap equities detracted from returns. The Fund, however, benefited from a hedged exposure to international equities through the PIMCO International StocksPLUS® Fund, added during the period. Slowing growth concerns in Europe contributed to European equities underperforming their US counterparts. In emerging market equities, exposure to the Templeton Frontier Market Fund detracted from relative performance as it underperformed the broader MSCI Emerging Market Index.

In aggregate, the Fund’s underweight to duration within the fixed income component and positioning within inflation hedging asset classes detracted from performance which resulted in the Fund underperforming its benchmark index. The AllianzGI TDFs place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (QDIA) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield bonds, emerging market equities, frontier market equities, and emerging market bonds within the return-generating segment of the portfolios to help provide diversification benefits to clients’ retirement assets.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	4.49%	9.61%
AllianzGI Retirement 2035 Fund Class A (adjusted)	–1.25%	7.53%
AllianzGI Retirement 2035 Fund Class R	4.14%	9.25%
AllianzGI Retirement 2035 Fund Class P	4.84%	9.97%
AllianzGI Retirement 2035 Fund Class R6	4.95%	10.05%
AllianzGI Retirement 2035 Fund Administrative Class	4.54%	9.67%
Real Return Target 2035 Index*	6.29%	8.70%
Lipper Mixed-Asset Target 2035 Funds Average	8.28%	13.86%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* The Real Return Target 2035 Index replaced the Dow Jones Real Return 2035 Index as The Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2035 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2035 Index, which was terminated on June 30, 2014, and the performance figures for the two indexes are identical for all periods shown in the table above.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 1.56% for Class R shares, 0.91% for Class P shares, 0.81% for Class R6 shares and 1.16% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

14	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of
November 30, 2014)

PIMCO Income	12.1%
PIMCO Real Return	10.1%
PIMCO 1-5 Year U.S. TIPS Index	8.0%
AllianzGI U.S. Managed Volatility	7.3%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	6.1%
AllianzGI Best Styles Global Equity	5.5%
AllianzGI Short Duration High Income	5.5%
PIMCO Commodity RealReturn Strategy	3.9%
Other	40.9%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$995.20	$993.50	$996.80	$996.80	$995.20
Expenses Paid During Period	$2.10	$3.90	$0.60	$—	$1.90

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,022.96	$1,021.16	$1,024.47	$1,025.07	$1,023.16
Expenses Paid During Period	$2.13	$3.95	$0.61	$—	$1.93

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 0.78% for Class R, 0.12% for Class P, 0.00% for Class R6 and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	15

Unaudited

AllianzGI Retirement 2040 Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Retirement 2040 Fund (the “Fund”) returned 4.65%, underperforming the Real Return Target 2040 Index (the “benchmark index”), which returned 6.71%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund held underweights in inflation hedging asset classes such as commodities, real estate and TIPS, an overweight to global equities and an overweight to global fixed income. Within the global equity component, the Fund held an overweight position in developed ex US large cap equities, developed ex US small cap equities and US small cap equities. Within the fixed income segment, the Fund was positioned with an underweight to duration and an overweight to global credit strategies.

For the period, performance trailed the benchmark index in the fixed income portion of the portfolio, mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Yield Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81 percent to 2.18 percent.

The Fund’s underweight allocation to inflation hedging assets had mixed effects on the Fund’s relative return to the benchmark index. An underweight allocation to commodities contributed positively to the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The benefit of the underweight allocation to commodities was offset by the effects of being underweight real estate as the Dow Jones US Select REIT Index was up over 30% during the reporting period. REITs benefited in part because treasury rates remained low and in part because risk-assets generally outperformed for much of the period. The Fund’s positioning within TIPS also detracted from relative returns as the Fund was positioned at the short-end of the US TIPS curve. Prices fell on shorter-maturity TIPS as inflation remained relatively subdued throughout the past year with the November Consumer Price Index (CPI) reading showing a 1.7% rise year-over-year. This remains below the Fed’s stated 2% inflation goal.

In global equities, positioning within international equities detracted from the Fund’s relative return as an overweight to developed ex US large cap equities detracted from returns. The Fund, however, benefited from a hedged exposure to international equities through the PIMCO International StocksPLUS® Fund, added during the period. Slowing growth concerns in Europe contributed to European equities underperforming their US counterparts. In emerging market equities, exposure to the Templeton Frontier Market Fund detracted from relative performance as it underperformed the broader MSCI Emerging Market Index.

In aggregate, the Fund’s underweight to duration within the fixed income component and positioning within inflation hedging asset classes detracted from performance which resulted in the Fund underperforming its benchmark index. The AllianzGI TDFs place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (QDIA) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield bonds, emerging market equities, frontier market equities, and emerging market bonds within the return-generating segment of the portfolios to help provide diversification benefits to clients’ retirement assets.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	4.65%	8.03%	12.13%
AllianzGI Retirement 2040 Fund Class A (adjusted)	–1.10%	6.82%	11.07%
AllianzGI Retirement 2040 Fund Class C	3.90%	7.22%	11.27%
AllianzGI Retirement 2040 Fund Class C (adjusted)	2.90%	7.22%	11.27%
AllianzGI Retirement 2040 Fund Class D	4.58%	7.94%	12.03%
AllianzGI Retirement 2040 Fund Class R	4.31%	7.70%	11.79%
AllianzGI Retirement 2040 Fund Class P	4.99%	8.32%	12.42%
AllianzGI Retirement 2040 Fund Class R6	5.09%	8.42%	12.52%
AllianzGI Retirement 2040 Fund Administrative Class	4.72%	8.07%	12.18%
Real Return Target 2040 Index*	6.71%	8.13%	11.53%
Lipper Mixed-Asset Target 2040 Funds Average	8.25%	10.65%	13.55%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* The Real Return Target 2040 Index replaced the Dow Jones Real Return 2040 Index as The Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2040 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2040 Index, which was terminated on June 30, 2014, and the performance figures for the two indexes are identical for all periods shown in the table above.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.34% for Class A shares, 2.09% for Class C shares, 1.34% for Class D shares, 1.59% for Class R shares, 0.94% for Class P shares, 0.84% for Class R6 shares and 1.19% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.84% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

16	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

PIMCO Income	10.6%
AllianzGI U.S. Managed Volatility	8.6%
AllianzGI Best Styles Global Equity	8.1%
PIMCO Real Return	8.1%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	7.6%
PIMCO 1-5 Year U.S. TIPS Index	5.0%
AllianzGI Short Duration High Income	5.0%
PIMCO Commodity RealReturn Strategy	4.6%
Other	42.0%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$994.30	$990.10	$993.40	$992.40	$995.70	$996.10	$994.30
Expenses Paid During Period	$2.05	$5.84	$2.60	$3.85	$0.55	$—	$1.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,023.01	$1,019.20	$1,022.46	$1,021.21	$1,024.52	$1,025.07	$1,023.21
Expenses Paid During Period	$2.08	$5.92	$2.64	$3.90	$0.56	$—	$1.88

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.41% for Class A, 1.17% for Class C, 0.52% for Class D, 0.77% for Class R, 0.11% for Class P, 0.00% for Class R6 and 0.37% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	17

Unaudited

AllianzGI Retirement 2045 Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Retirement 2045 Fund (the “Fund”) returned 4.89%, underperforming the Real Return Target 2045 Index (the “benchmark index”), which returned 7.01%

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund held underweights in inflation hedging asset classes such as commodities, real estate and TIPS, an overweight to global equities and an overweight to global fixed income. Within the global equity component, the Fund held an overweight position in developed ex US large cap equities, developed ex US small cap equities and US small cap equities. Within the fixed income segment, the Fund was positioned with an underweight to duration and an overweight to global credit strategies.

For the period, performance trailed the benchmark in the fixed income portion of the portfolio, mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Yield Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81 percent to 2.18 percent.

The Fund’s underweight allocation to inflation hedging assets had mixed effects on the Fund’s relative return to the benchmark index. An underweight allocation to commodities contributed positively to the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The benefit of the underweight allocation to commodities was offset by the effects of being underweight real estate as the Dow Jones US Select REIT index was up over 30% during the reporting period. REITs benefited in part because treasury rates remained low and in part because risk-assets generally outperformed for much of the period. The Fund’s positioning within TIPS also detracted from relative returns as the Fund was positioned at the short-end of the US TIPS curve. Prices fell on shorter-maturity TIPS as inflation remained relatively subdued throughout the past year with the November Consumer Price Index (CPI) reading showing a 1.7% rise year-over-year. This remains below the Fed’s stated 2% inflation goal.

In global equities, positioning within international equities detracted from the Fund’s relative return as an overweight to developed ex US large cap equities detracted from returns. The Fund, however, benefited from a hedged exposure to international equities through the PIMCO International StocksPLUS® Fund, added during the period. Slowing growth concerns in Europe contributed to European equities underperforming their US counterparts. In emerging market equities, exposure to the Templeton Frontier Market Fund detracted from relative performance as it underperformed the broader MSCI Emerging Market Index.

In aggregate, the Fund’s underweight to duration within the fixed income component and positioning within inflation hedging asset classes detracted from performance which resulted in the Fund underperforming its benchmark index. The AllianzGI TDFs place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (QDIA) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield bonds, emerging market equities, frontier market equities, and emerging market bonds within the return-generating segment of the portfolios to help provide diversification benefits to clients’ retirement assets.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	4.89%	11.21%
AllianzGI Retirement 2045 Fund Class A (adjusted)	–0.88%	9.09%
AllianzGI Retirement 2045 Fund Class R	4.52%	10.81%
AllianzGI Retirement 2045 Fund Class P	5.26%	11.55%
AllianzGI Retirement 2045 Fund Class R6	5.33%	11.64%
AllianzGI Retirement 2045 Fund Administrative Class	4.95%	11.23%
Real Return Target 2045 Index*	7.01%	11.19%
Lipper Mixed-Asset Target 2045 Funds Average	8.60%	15.11%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* The Real Return Target 2045 Index replaced the Dow Jones Real Return 2045 Index as The Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2045 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2045 Index, which was terminated on June 30, 2014, and the performance figures for the two indexes are identical for all periods shown in the table above.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 1.62% for Class R shares, 0.97% for Class P shares, 0.87% for Class R6 shares and 1.22% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

18	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

AllianzGI U.S. Managed Volatility	9.9%
PIMCO Income	9.6%
AllianzGI Best Styles Global Equity	9.1%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	8.6%
PIMCO Real Return	5.1%
PIMCO Commodity RealReturn Strategy	4.8%
AllianzGI Behavioral Advantage Large Cap	4.5%
AllianzGI Short Duration High Income	4.5%
Other	43.4%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$995.30	$993.20	$996.90	$997.50	$995.40
Expenses Paid During Period	$2.00	$3.80	$0.50	$—	$1.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,023.06	$1,021.26	$1,024.57	$1,025.07	$1,023.26
Expenses Paid During Period	$2.03	$3.85	$0.51	$—	$1.83

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 0.76% for Class R, 0.10% for Class P, 0.00% for Class R6 and 0.36% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	19

Unaudited

AllianzGI Retirement 2050 Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Retirement 2050 Fund (the “Fund”) returned 4.85%, underperforming the Real Return Target 2050 Index (the “benchmark index”), which returned 7.22%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund held underweights in inflation hedging asset classes such as commodities, real estate and TIPS, an overweight to global equities and an overweight to global fixed income. Within the global equity component, the Fund held an overweight position in developed ex US large cap equities, developed ex US small cap equities and US small cap equities. Within the fixed income segment, the Fund was positioned with an underweight to duration and an overweight to global credit strategies.

For the period, performance trailed the benchmark index in the fixed income portion of the portfolio, mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Yield Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81% to 2.18%.

The Fund’s underweight allocation to inflation hedging assets had mixed effects on the Fund’s relative return to the benchmark index. An underweight allocation to commodities contributed positively to the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The benefit of the underweight allocation to commodities was offset by the effects of being underweight real estate as the Dow Jones US Select REIT index was up over 30% during the reporting period. REITs benefited in part because treasury rates remained low and in part because risk-assets generally outperformed for much of the period. The Fund’s positioning within TIPS also detracted from relative returns as the Fund was positioned at the short-end of the US TIPS curve. Prices fell on shorter-maturity TIPS as inflation remained relatively subdued throughout the past year with the November Consumer Price Index (CPI) reading showing a 1.7% rise year-over-year. This remains below the Fed’s stated 2% inflation goal.

In global equities, positioning within international equities detracted from the Fund’s relative return as an overweight to developed ex US large cap equities detracted from returns. The Fund, however, benefited from a hedged exposure to international equities through the PIMCO International StocksPLUS® Fund, added during the period. Slowing growth concerns in Europe contributed to European equities underperforming their US counterparts. In emerging market equities, exposure to the Templeton Frontier Market Fund detracted from relative performance as it underperformed the broader MSCI Emerging Market Index.

In aggregate, the Fund’s underweight to duration within the fixed income component and positioning within inflation hedging asset classes detracted from performance which resulted in the Fund underperforming its benchmark index. The AllianzGI TDFs place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (QDIA) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield bonds, emerging market equities, frontier market equities, and emerging market bonds within the return-generating segment of the portfolios to help provide diversification benefits to clients’ retirement assets.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	4.85%	8.64%	12.65%
AllianzGI Retirement 2050 Fund Class A (adjusted)	–0.92%	7.41%	11.58%
AllianzGI Retirement 2050 Fund Class C	4.03%	7.80%	11.82%
AllianzGI Retirement 2050 Fund Class C (adjusted)	3.03%	7.80%	11.82%
AllianzGI Retirement 2050 Fund Class D	4.68%	8.55%	12.59%
AllianzGI Retirement 2050 Fund Class R	4.46%	8.30%	12.34%
AllianzGI Retirement 2050 Fund Class P	5.13%	8.92%	12.97%
AllianzGI Retirement 2050 Fund Class R6	5.27%	9.02%	13.07%
AllianzGI Retirement 2050 Fund Administrative Class	4.87%	8.69%	12.73%
Real Return Target 2050 Index*	7.22%	8.84%	12.48%
Lipper Mixed-Asset Target 2050+ Funds Average	8.53%	10.88%	13.80%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* The Real Return Target 2050 Index replaced the Dow Jones Real Return 2050 Index as The Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2050 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2050 Index, which was terminated on June 30, 2014, and the performance figures for the two indexes are identical for all periods shown in the table above.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.40% for Class A shares, 2.15% for Class C shares, 1.40% for Class D shares, 1.65% for Class R shares, 1.00% for Class P shares, 0.90% for Class R6 shares and 1.25% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

20	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

AllianzGI U.S. Managed Volatility	10.2%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	10.2%
AllianzGI Best Styles Global Equity	10.1%
PIMCO Income	6.5%
PIMCO Commodity RealReturn Strategy	5.3%
PIMCO Real Return	5.0%
AllianzGI Behavioral Advantage Large Cap	4.5%
AllianzGI Short Duration High Income	4.5%
Other	42.7%
Cash & Equivalents — Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$993.90	$989.80	$993.00	$991.70	$995.30	$995.80	$994.40
Expenses Paid During Period	$1.90	$5.69	$2.50	$3.69	$0.40	$—	$1.70

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,023.16	$1,019.35	$1,022.56	$1,021.36	$1,024.67	$1,025.07	$1,023.36
Expenses Paid During Period	$1.93	$5.77	$2.54	$3.75	$0.41	$—	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.38% for Class A, 1.14% for Class C, 0.50% for Class D, 0.74% for Class R, 0.08% for Class P, 0.00% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	21

Unaudited

AllianzGI Retirement 2055 Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Retirement 2055 Fund (the “Fund”) returned 4.96%, underperforming the Real Return Target 40+ Index (the “benchmark index”), which returned 7.30%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund held underweights in inflation hedging asset classes such as commodities, real estate and TIPS, an overweight to global equities and an overweight to global fixed income. Within the global equity component, the Fund held an overweight position in developed ex US large cap equities, developed ex US small cap equities and US small cap equities. Within the fixed income segment, the Fund was positioned with an underweight to duration and an overweight to global credit strategies.

For the period, performance trailed the benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Income Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81% to 2.18%.

The Fund’s underweight allocation to inflation hedging assets had mixed effects on the Fund’s relative return to the benchmark index. An underweight allocation to commodities contributed positively to the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The benefit of the underweight allocation to commodities was offset by the effects of being underweight real estate as the Dow Jones US Select REIT index was up over 30% during the reporting period. REITs benefited in part because treasury rates remained low and in part because risk-assets generally outperformed for much of the period. The Fund’s positioning within TIPS also detracted from relative returns as the Fund was positioned at the short-end of the US TIPS curve. Prices fell on shorter-maturity TIPS as inflation remained relatively subdued throughout the past year with the November Consumer Price Index (CPI) reading showing a 1.7% rise year-over-year. This remains below the Fed’s stated 2% inflation goal.

In global equities, positioning within international equities detracted from the Fund’s relative return as an overweight to developed ex US large cap equities detracted from returns. The Fund, however, benefited from a hedged exposure to international equities through the PIMCO International StocksPLUS® Fund, added during the period. Slowing growth concerns in Europe contributed to European equities underperforming their US counterparts. In emerging market equities, exposure to the Templeton Frontier Market Fund detracted from relative performance as it underperformed the broader MSCI Emerging Market Index.

In aggregate, the Fund’s underweight to duration within the fixed income component and positioning within inflation hedging asset classes detracted from performance which resulted in the fund underperforming its benchmark index. The AllianzGI TDFs place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (QDIA) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield bonds, emerging market equities, frontier market equities, and emerging market bonds within the return-generating segment of the portfolios to help provide diversification benefits to clients’ retirement assets.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	4.96%	11.65%
AllianzGI Retirement 2055 Fund Class A (adjusted)	–0.82%	9.53%
AllianzGI Retirement 2055 Fund Class R	4.61%	11.29%
AllianzGI Retirement 2055 Fund Class P	5.32%	12.02%
AllianzGI Retirement 2055 Fund Class R6	5.43%	12.12%
AllianzGI Retirement 2055 Fund Administrative Class	5.00%	11.71%
Real Return Target 2040+ Index*	7.30%	12.24%
Lipper Mixed-Asset Target 2055+ Funds Average	8.82%	15.44%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* The Real Return Target 2040+ Index replaced the Dow Jones Real Return 2040+ Index as The Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2040+ Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2040+ Index, which was terminated on June 30, 2014, and the performance figures for the two indexes are identical for all periods shown in the table above.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.40% for Class A shares, 1.65% for Class R shares, 1.00% for Class P shares, 0.90% for Class R6 shares and 1.25% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

22	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

AllianzGI U.S. Managed Volatility	10.6%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	10.1%
AllianzGI Best Styles Global Equity	10.0%
PIMCO Commodity RealReturn Strategy	5.3%
AllianzGI Behavioral Advantage Large Cap	5.1%
PIMCO Income	5.0%
AllianzGI Global Managed Volatility	4.6%
AllianzGI Short Duration High Income	4.3%
Other	44.1%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$993.70	$992.10	$995.30	$995.80	$993.70
Expenses Paid During Period	$1.90	$3.65	$0.35	$—	$1.70

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,023.16	$1,021.41	$1,024.72	$1,025.07	$1,023.36
Expenses Paid During Period	$1.93	$3.70	$0.36	$—	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.38% for Class A, 0.73% for Class R, 0.07% for Class P, 0.00% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	23

Unaudited

AllianzGI Retirement Income Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Retirement Income Fund (the “Fund”) returned 3.94%, underperforming the Real Return Target Today Index (the “benchmark index”), which returned 4.81%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund held underweights in inflation hedging asset classes such as commodities, real estate and TIPS, an overweight to global equities and an overweight to global fixed income. Within the global equity component, the Fund held an overweight position in developed ex US large cap equities, developed ex US small cap equities and US small cap equities. Within the fixed income segment, the Fund was positioned with an underweight to duration and an overweight to global credit strategies.

For the period, performance trailed the benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Yield Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81% to 2.18%.

The Fund’s underweight allocation to inflation hedging assets had mixed effects on the Fund’s relative return to the benchmark index. An underweight allocation to commodities contributed positively to the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The benefit of the underweight allocation to commodities was offset by the effects of being underweight real estate as the Dow Jones US Select REIT Index was up over 30% during the reporting period. REITs benefited in part because treasury rates remained low and in part because risk-assets generally outperformed for much of the period. The Fund’s positioning within TIPS also detracted from relative returns as the Fund was positioned at the short-end of the US TIPS curve. Prices fell on shorter-maturity TIPS as inflation remained relatively subdued throughout the past year with the November Consumer Price Index (CPI) reading showing a 1.7% rise year-over-year. This remains below the Fed’s stated 2% inflation goal.

In global equities, positioning within international equities detracted from the Fund’s relative return as an overweight to developed ex US large cap equities detracted from returns. The Fund, however, benefited from a hedged exposure to international equities through the PIMCO International StocksPLUS® Fund, added during the period. Slowing growth concerns in Europe contributed to European equities underperforming their US counterparts. In emerging market equities, exposure to the Templeton Frontier Market Fund detracted from relative performance as it underperformed the broader MSCI Emerging Market Index.

In aggregate, the Fund’s underweight to duration within the fixed income component and positioning within inflation hedging asset classes detracted from performance which resulted in the Fund underperforming its benchmark index. The AllianzGI TDFs place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (QDIA) which contain language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to allocate to commodities, real estate, convertible bonds, high yield bonds, emerging market equities, frontier market equities, and emerging market bonds within the return-generating segment of the portfolios to help provide diversification benefits to clients’ retirement assets.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI Retirement Income Fund Class A	3.94%	5.70%	8.37%
AllianzGI Retirement Income Fund Class A (adjusted)	–1.78%	4.51%	7.34%
AllianzGI Retirement Income Fund Class C	3.18%	4.93%	7.57%
AllianzGI Retirement Income Fund Class C (adjusted)	2.18%	4.93%	7.57%
AllianzGI Retirement Income Fund Class D	3.84%	5.64%	8.31%
AllianzGI Retirement Income Fund Class R	3.55%	5.38%	8.05%
AllianzGI Retirement Income Fund Class P	4.23%	6.00%	8.66%
AllianzGI Retirement Income Fund Class R6	4.36%	6.10%	8.77%
AllianzGI Retirement Income Fund Administrative Class	3.97%	5.77%	8.43%
Real Return Target Today Index*	4.81%	5.67%	7.64%
Lipper Mixed-Asset Target Today Funds Average	4.95%	5.92%	7.87%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* The Real Return Target Today Index replaced the Dow Jones Real Return Today Index as The Fund’s primary benchmark as of July 1, 2014. The Real Return Target Today Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return Today Index, which was terminated on June 30, 2014, and the performance figures for the two indexes are identical for all periods shown in the table above.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

24	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

PIMCO 1-5 Year U.S. TIPS Index	20.6%
PIMCO Real Return	17.0%
PIMCO Income	14.3%
AllianzGI Short Duration High Income	6.5%
AllianzGI U.S. Managed Volatility	6.4%
PIMCO Mortgage Opportunities	5.0%
PIMCO Senior Floating Rate	3.0%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	3.0%
Other	23.5%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,000.80	$996.80	$1,000.40	$999.20	$1,002.40	$1,002.90	$1,001.10
Expenses Paid During Period	$2.11	$5.86	$2.61	$3.86	$0.60	$—	$1.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,022.96	$1,019.20	$1,022.46	$1,021.21	$1,024.47	$1,025.07	$1,023.21
Expenses Paid During Period	$2.13	$5.92	$2.64	$3.90	$0.61	$—	$1.88

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 1.17% for Class C, 0.52% for Class D, 0.77% for Class R, 0.12% for Class P, 0.00% for Class R6 and 0.37% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	25

Unaudited

AllianzGI Global Allocation Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Global Allocation Fund (the “Fund”) returned 4.62%, underperforming the custom blended index, comprised of 60% MSCI AC World Index and 40% Barclays US Aggregate Index (the “benchmark index”), which returned 7.01%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund placed a strong emphasis on diversification within both return-generating asset classes and defensive asset classes. Within the return-generating component, the Fund held an underweight to global equities in order to provide off-benchmark exposure to commodities, real estate, frontier market equities, developed ex US small cap equities and US small cap equities. Within defensive asset classes, the Fund was positioned with an underweight to duration and off-benchmark exposure to global credit strategies and short-term TIPS.

For the period, performance trailed the benchmark index in the fixed income portion of the portfolio mostly due to an underweight in hard duration (given the decrease in nominal yields in the period) and an overweight to credit. Funds used in the portfolio in part as duration hedges, including AllianzGI Short Duration High Income Fund, PIMCO Senior Floating Rate Fund and Wells Fargo Advantage Short-Term High Income Fund all materially underperformed the Barclays US Aggregate Index for the period. Yields on Treasuries fell during the reporting period, with the yield on the 10 Year Treasury falling from 2.81% to 2.18%.

The Fund’s positioning within global equities detracted from the period’s relative return. The Fund places a strong emphasis on diversification by providing off-benchmark exposure to commodities, real estate, developed ex US small cap, US small cap and frontier market equities. The Fund held an underweight allocation to US large cap equities which was the primary detractor from relative returns as the S&P 500 Index gained over 16% during the reporting period. Exposure to commodities detracted from the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The negative impact on the Fund’s commodity allocation was partially offset by the Fund’s exposure to real estate, as the Dow Jones US Select REIT Index was up more than 30% during the reporting period.

In aggregate, the Fund’s underweight to duration within the fixed income component and diversification within return-generating asset classes resulted in the Fund underperforming its benchmark index. The Fund maintains its focus on diversification with continued exposure outside of solely global equities and into other return-generating asset classes such as commodities, real estate, high yield bonds, emerging market bonds, and convertible bonds.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	4.62%	7.82%	5.72%	6.04%
AllianzGI Global Allocation Fund Class A (adjusted)	–1.14%	6.61%	5.12%	5.67%
AllianzGI Global Allocation Fund Class B	3.96%	7.05%	5.16%	5.69%
AllianzGI Global Allocation Fund Class B (adjusted)	–1.04%	6.75%	5.16%	5.69%
AllianzGI Global Allocation Fund Class C	3.96%	7.03%	4.93%	5.25%
AllianzGI Global Allocation Fund Class C (adjusted)	2.96%	7.03%	4.93%	5.25%
AllianzGI Global Allocation Fund Class D	4.68%	7.81%	5.72%	6.04%
AllianzGI Global Allocation Fund Class R	4.57%	7.61%	5.49%	5.80%
AllianzGI Global Allocation Fund Class P	4.87%	8.03%	5.94%	6.26%
AllianzGI Global Allocation Fund Institutional Class	4.93%	8.12%	6.14%	6.50%
AllianzGI Global Allocation Fund Administrative Class	4.68%	7.84%	5.76%	6.09%
MSCI AC World Index	8.04%	10.05%	6.70%	5.90%
60% MSCI AC World Index/40% Barclays US Aggregate Index	7.01%	7.93%	6.29%	6.00%
Barclays US Aggregate Index	5.27%	4.10%	4.79%	5.24%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	7.14%	8.74%	5.68%	5.72%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 2.09% for Class A shares, 2.91% for Class B shares, 2.83% for Class C shares, 2.12% for Class D shares, 2.27% for Class R shares, 1.86% for Class P shares, 1.84% for Institutional Class shares and 2.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.13% for Class A shares, 1.84% for Class B shares, 1.86% for Class C shares, 1.13% for Class D shares, 1.29% for Class R shares, 0.89% for Class P shares, 0.89% for Institutional Class shares and 1.14% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

26	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

PIMCO Income	8.2%
AllianzGI U.S. Managed Volatility	8.1%
AllianzGI NFJ Dividend Value	6.0%
AllianzGI NFJ Global Dividend Value	5.6%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	5.1%
AllianzGI NFJ International Value	5.0%
PIMCO Floating Income	5.0%
AllianzGI Short Duration High Income	5.0%
Other	52.0%
Cash & Equivalents — Net	0.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$999.60	$996.60	$995.90	$999.70	$999.70	$1,000.80	$1,000.80	$999.70
Expenses Paid During Period	$2.01	$5.56	$5.65	$2.01	$2.81	$0.80	$0.80	$2.06

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,023.06	$1,019.50	$1,019.40	$1,023.06	$1,022.26	$1,024.27	$1,024.27	$1,023.01
Expenses Paid During Period	$2.03	$5.62	$5.72	$2.03	$2.84	$0.81	$0.81	$2.08

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.11% for Class B, 1.13% for Class C, 0.40% for Class D, 0.56% for Class R, 0.16% for Class P, 0.16% for Institutional Class and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	27

Unaudited

AllianzGI Global Growth Allocation Fund

For the period of December 1, 2013 through November 30, 2014, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Global Growth Allocation Fund (the “Fund”) returned 3.40%, underperforming the MSCI AC World Index (the “benchmark index”), which returned 8.04%.

Portfolio Review

During the twelve-month period ending November 30, 2014, and relative to its benchmark index, the Fund placed a strong emphasis on diversification with off-benchmark exposure to commodities, real estate, international small cap equities, frontier market equities, US small cap equities, international fixed income and short-term US fixed income. The Fund held an underweight to global equities through an underweight position to US large-cap equities and international large-cap equities. The Fund remains among the most diversified within its Morningstar category.

From an asset class perspective, the Fund’s positioning within global equities detracted from the period’s relative return. Exposure away from US large cap equities into other return-generating asset classes detracted from returns as the S&P 500 Index gained over 16% during the reporting period. Exposure to commodities detracted from the period’s relative return as the Bloomberg Commodity Index fell over 9% during the period. This price drop was mainly influenced by the sharp decline in oil prices as discussed in the market review and outlook. The negative impact on the Fund’s commodity allocation was partially offset by the Fund’s exposure to real estate, as the Dow Jones US Select REIT Index was up over 30% during the reporting period.

Exposure to underlying funds implementing managed-volatility strategies had a mixed effect on relative returns with each of the AllianzGI International Managed Volatility and AllianzGI Global Managed Volatility Funds outperforming its respective benchmark, while the AllianzGI U.S. Managed Volatility underperformed its respective benchmark index. The AllianzGI U.S. Managed Volatility Fund was hindered from the outperformance of higher-volatility equities over their lower-volatility counterparts.

In aggregate, the Fund’s diversification away from global large cap equities into other return-generating asset classes negatively impacted the Fund’s relative return. The Fund maintains its focus on diversification with continued exposure outside of equities and into other return-generating assets such as commodities, real estate, high yield bonds, emerging market bonds, and convertible bonds.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI Global Growth Allocation Fund Class A	3.40%	8.68%	13.36%
AllianzGI Global Growth Allocation Fund Class A (adjusted)	–2.29%	7.45%	12.22%
AllianzGI Global Growth Allocation Fund Class C	2.57%	7.88%	12.53%
AllianzGI Global Growth Allocation Fund Class C (adjusted)	1.69%	7.88%	12.53%
AllianzGI Global Growth Allocation Fund Class D	3.41%	8.69%	13.38%
AllianzGI Global Growth Allocation Fund Class R	3.17%	8.43%	13.11%
AllianzGI Global Growth Allocation Fund Class P	3.57%	8.88%	13.58%
AllianzGI Global Growth Allocation Fund Institutional Class	3.69%	9.00%	13.70%
AllianzGI Global Growth Allocation Fund Administrative Class	3.38%	8.72%	13.41%
MSCI AC World Index	8.04%	10.05%	14.95%
80% MSCI AC World Index 20% Barclays US Agg. Index	7.54%	9.03%	13.09%
Lipper Global Flexible Portfolio Funds Average	5.49%	8.89%	12.00%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 4.67% for Class A shares, 5.36% for Class C shares, 4.99% for Class D shares, 5.11% for Class R shares, 4.59% for Class P shares, 4.31% for Institutional Class shares and 4.62% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.23% for Class A shares, 2.01% for Class C shares, 1.23% for Class D shares, 1.46% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

28	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Global Growth Allocation Fund (cont’d)

Cumulative Returns Through November 30, 2014

Fund Allocation (as of November 30, 2014)

AllianzGI Best Styles Global Equity	8.3%
AllianzGI U.S. Managed Volatility	8.2%
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	7.2%
PIMCO Short-Term	7.1%
AllianzGI Behavioral Advantage Large Cap	5.2%
AllianzGI International Managed Volatility	5.1%
PIMCO CommoditiesPLUS® Strategy	4.8%
AllianzGI NFJ Mid-Cap Value	4.6%
Other	50.3%
Cash & Equivalents — Net	–0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$984.00	$980.10	$983.90	$983.00	$984.90	$985.40	$984.00
Expenses Paid During Period	$1.99	$5.86	$1.99	$3.13	$1.14	$0.65	$1.89

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,023.06	$1,019.15	$1,023.06	$1,021.91	$1,023.92	$1,024.42	$1,023.16
Expenses Paid During Period	$2.03	$5.97	$2.03	$3.19	$1.17	$0.66	$1.93

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.18% for Class C, 0.40% for Class D, 0.63% for Class R, 0.23% for Class P, 0.13% for Institutional Class and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	29

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Raife Giovinazzo, CFA, PhD, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Behavioral Advantage Large Cap Fund (the “Fund”) returned 13.43%, underperforming the S&P 500 Index (the “benchmark index”), which returned 16.86%.

On an absolute basis, this was a good year for the stock market and the Fund as the U.S. economy continued to improve and investors continued to move money into the stock market.

Portfolio Review

On a relative basis, we underperformed the benchmark index. Our underperformance relative to the benchmark index was a combination of sector allocation and stock selection. We use a “bottom up” process of selecting stocks, which happened to result in slightly weak sector allocation this period. In general, we aim for a diversified portfolio that is roughly similar to the benchmark index in sector composition. As for stock selection, we were better at picking which stocks to avoid than which stocks to own. Over this period, 44% of the stocks that we over-weighted relative to the benchmark index subsequently out-performed, while 53% of the stocks we under-weighted relative to the benchmark index subsequently under-performed.

We follow a two-step investment process: we begin with a proprietary “Smart Beta” starting index that weights stocks proportional to accounting measures of size, and then we add an overlay based on behavioral finance. For the year ending November 30, 2014, our Smart Beta starting index largely matched the benchmark index. Our behavioral overlay underperformed, primarily due to our under-reaction sub-strategy that selects stocks with good news to which other investors are under-reacting. In the long run, we expect both our proprietary starting index and our behavioral overlay to add alpha relative to the benchmark index.

Our stock selection in Industrials was relatively strong, while our stock selection in Information Technology was relatively weak. During the review period, Apple was one of our largest positions at 1.1% on average of the portfolio. But because Apple is so big—Apple is about 3% of the benchmark index—even with a 1.1% average position in the Fund, we were still underweight Apple. Apple outperformed the benchmark index by almost 40% last year, making it simultaneously both the biggest positive contributor to absolute performance, and our biggest negative contributor to relative performance. Our biggest positive contributor to relative performance was Hewlett Packard, which we owned both because of our Smart Beta index and our behavioral overlay. Since the Fund is built deliberately as a diversified portfolio of 400-500 stocks, there were many minor wins and losses, but no single stock dominated for good or for bad.

While 2014 resulted in strong absolute performance and weak relative performance, our track record since inception is decidedly positive. Looking forward, we see many opportunities, and aim for similar long-term out-performance from our behavioral-finance inspired investment process over the long run.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI Behavioral Advantage Large Cap Fund Class A	13.43%	22.61%
AllianzGI Behavioral Advantage Large Cap Fund Class A (adjusted)	7.19%	20.48%
AllianzGI Behavioral Advantage Large Cap Fund Class C	12.61%	21.69%
AllianzGI Behavioral Advantage Large Cap Fund Class C (adjusted)	11.61%	21.69%
AllianzGI Behavioral Advantage Large Cap Fund Class D	13.45%	22.61%
AllianzGI Behavioral Advantage Large Cap Fund Class P	13.64%	22.86%
AllianzGI Behavioral Advantage Large Cap Fund Institutional Class	13.79%	23.00%
S&P 500 Index	16.86%	21.39%
Lipper Multi-Cap Core Funds Average	12.80%	18.18%

† The Fund began operations on 9/8/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 8/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.25% for Class A shares, 2.08% for Class C shares, 2.08% for Class D shares, 1.20% for Class P shares and 1.05% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.81% for Class A shares, 1.57% for Class C shares, 0.81% for Class D shares, 0.65% for Class P shares and 0.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

30	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund (cont’d)

Cumulative Returns Through November 30, 2014

Industry Allocation (as of November 30, 2014)

Oil, Gas & Consumable Fuels	7.5%
IT Services	6.4%
Technology Hardware, Storage & Peripherals	5.1%
Health Care Providers & Services	4.8%
Aerospace & Defense	4.8%
Software	4.3%
Specialty Retail	4.2%
Semiconductors & Semiconductor Equipment	4.1%
Other	57.7%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,077.70	$1,073.80	$1,077.80	$1,078.50	$1,079.40
Expenses Paid During Period	$4.22	$8.16	$4.22	$3.39	$2.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,021.01	$1,017.20	$1,021.01	$1,021.81	$1,022.31
Expenses Paid During Period	$4.10	$7.94	$4.10	$3.29	$2.79

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.81% for Class A, 1.57% for Class C, 0.81% for Class D, 0.65% for Class P and 0.55% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2014	31

Unaudited

AllianzGI Best Styles Global Equity Fund

From inception on December 2, 2013 through November 30, 2014, as provided by Dr. Rainer Tafelmayer, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class R6 Shares at NAV of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned 10.53%, outperforming the MSCI AC World Index (the “benchmark index”), which returned 8.52%.

The Fund implemented a well-diversified blend of the five long-term successful investment styles, emphasizing Value, Momentum, Earnings Change, Growth and Quality, and as such established a well-diversified mix of contrarian and trend-following investment styles.

Portfolio Review

In the first half of the reporting period, until the middle of May 2014, the Fund generated only moderate outperformance over the benchmark index with weaker performance in the area of value and positive contributions from the trend-following investment styles of momentum and earnings revisions. During March and April 2014, the investment style momentum incurred substantial underperformance. The value and small cap exposures of the Fund on the other hand, were able to compensate for the relative losses of momentum, so that the Fund remained slightly ahead of the benchmark index overall, demonstrating the benefits of a well-diversified investment style mix. In May and June, the Fund outperformed the benchmark index by around 1%, with all the major investment styles contributing positively and earnings revisions delivering the strongest outperformance. In October and November, the trend-following investment styles of momentum and earnings revisions as well as quality showed strong outperformance, value being rather flat to the benchmark index, lifting the strategy by another 1.75% over the benchmark index, resulting in an outperformance ahead of expectations over the reporting period.

The Fund’s strategy has only moderate leeway for sector allocation with a maximum deviation of 3% vs. the benchmark index for active sector weightings. The overall contribution from active sector allocation was strictly positive for the Fund’s strategy over the reporting period, with underweight positions in energy and materials as well as overweighting health care adding the most to relative performance, while underweighting consumer staples detracted to some extent.

From a regional point of view, the overall contribution from active weightings was also positive, especially from overweighting US stocks and underweighting Pacific ex Japan. Underweighting Europe ex UK also contributed positively. The contributions from underweighting emerging markets in the Fund’s strategy was also positive during the reporting period.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Thus, the performance impact of individual stocks is lower for the Fund as compared to concentrated portfolios. In sum, the performance contributions from stock selection were also strongly positive over the past 12 months.

Cumulative Return for the period ended November 30, 2014

Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	10.18%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	4.12%
AllianzGI Best Styles Global Equity Fund Institutional Class	10.45%
AllianzGI Best Styles Global Equity Fund Class R6	10.53%
MSCI AC World Index	8.52%
Lipper Global Multi-Cap Core Funds Average	6.57%

† The Fund began operations on 12/2/2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.83% for Class A shares, 1.58% for Institutional Class Shares and 1.54% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Funds expense ratios net of this reduction are 0.75% for Class A shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

32	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Cumulative Returns Through November 30, 2014

Country Allocation (as of November 30, 2014)

United States	48.5%
Japan	9.6%
Canada	5.4%
United Kingdom	4.4%
China	3.0%
France	2.7%
Germany	2.6%
Switzerland	2.0%
Other	16.3%
Cash & Equivalents — Net	5.5%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,003.60	$1,004.20	$1,035.00
Expenses Paid During Period	$1.83	$1.22	$2.04

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class	Class R6
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,021.31	$1,022.56	$1,023.06
Expenses Paid During Period	$3.80	$2.54	$2.03

* Class A and Institutional Class commenced operations on September 2, 2014. The Actual expense example for Class A and Institutional Class is based on the period since inception; the Actual expense example for Class R6 and the Hypothetical expense example are based on the period beginning June 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,010.36 and $1.84, respectively, for Class A; and $1,010.97 and $1.23, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.75% for Class A, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183 (89 for Class A and Institutional Class)/365 for the Actual expense example and 183/365 for the Hypothetical expense example.

Annual Report	| November 30, 2014	33

Unaudited

AllianzGI China Equity Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Christina Chung, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, the Class A shares at NAV of the AllianzGI China Equity Fund (the “Fund”) returned 3.47%, outperforming the MSCI China Index (the “benchmark index”), which returned 3.07%.

Portfolio Review

The relative outperformance was attributed to both sector allocation and stock selection. Our stock selection in the industrials sector was the largest contributor to relative performance. In contrast, stock selection in information technology was an area of weakness and detracted from performance. One of our stock picks in the industrial sector (an environmental protection company) continues to be the major contributor to outperformance of the Fund as the company recorded strong order flows. On the negative side, the information technology sector detracted from relative performance over the reporting period in part because of our position in an IT services provider. However, we believe that the company is transforming from an IT distribution to an IT services business model, which should increase the company’s profitability. Management’s execution has been very strong while revenue is under pressure; management has made a concerted effort to cut costs and cash flow remains very strong. We believe that the de-rating is overdone and expect to see share price recovery in the medium term.

The equity markets rebounded in February after a sharp sell-off in late January 2014. The ride was bumpy due to the renminbi volatility, continued lackluster macro-economic data and tightened lending policies impacting the property sector. After hitting the bottom in early May, the Chinese equity markets have held up relatively well since then. Economic data for April and May improved, indicating China’s economy was stabilizing. Improvement was broad-based with both domestic orders and external demand sub-indices indicating growth, thanks to the mini-stimulus packages taking effect.

News on State Owned Enterprise (“SOE”) reform, the Shanghai-Hong Kong Mutual Market Access scheme and targeted stimulus measures supported the equity markets in the third quarter. However, the offshore Chinese/Hong Kong equity market suffered a sharp sell-off across the board near the end of the quarter. This was a result of the lackluster macroeconomic data in China, and towards the end of the month, the uncertainty created by the “Occupy Central” protests in Hong Kong. The markets steadied in October and edged higher towards month-end. As “Occupy Central” had largely faded into the background in November, the equity market was initially undermined by the lukewarm response on the Mutual Market Access scheme but was subsequently lifted as a result of the surprise interest rate cut announced by the People’s Bank of China (“PBoC”) on November 21, 2014.

Expectations of further monetary easing, including reserve requirement ratio (“RRR”) cut and relaxation on loan-deposit ratio, should continue to drive the Hong Kong equity market particularly for Chinese stocks. We believe that the current policy easing is unlikely to have a significant impact on economic growth. Hence, we remain cautious on cyclical stocks such as materials, commodities and energy. However, expectations of further interest rate cuts should drive liquidity into the A-share markets and this should have a positive spillover effect into H-shares. As a result, we believe the financial sector will lead the market rally in the short/medium term and hence we would selectively increase exposure to the sector.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI China Equity Fund Class A	3.47%	7.12%
AllianzGI China Equity Fund Class A (adjusted)	–2.22%	5.78%
AllianzGI China Equity Fund Class C	2.63%	6.35%
AllianzGI China Equity Fund Class C (adjusted)	1.63%	6.35%
AllianzGI China Equity Fund Class D	3.34%	7.14%
AllianzGI China Equity Fund Class P	3.62%	7.42%
AllianzGI China Equity Fund Institutional Class	3.68%	7.51%
MSCI China Index	3.07%	5.85%
Lipper China Region Funds Average	3.22%	6.48%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 5.88% for Class A shares, 6.59% for Class C shares, 13.23% for Class D shares, 5.73% for Class P shares and 5.69% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.70% for Class A shares, 2.45% for Class C shares, 1.77% for Class D shares, 1.51% for Class P shares and 1.45% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

34	November 30, 2014 |	Annual Report

Unaudited

AllianzGI China Equity Fund (cont’d)

Cumulative Returns Through November 30, 2014

Industry Allocation (as of November 30, 2014)

Banks	13.7%
Automobiles	9.1%
Insurance	8.4%
Electronic Equipment, Instruments and Components	7.9%
Machinery	7.6%
Internet Software & Services	6.6%
Oil, Gas & Consumable Fuels	6.0%
Wireless Telecommunication Services	5.2%
Other	42.5%
Cash & Equivalents — Net	–7.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,109.10	$1,104.60	$1,108.30	$1,110.10	$1,110.30
Expenses Paid During Period	$8.99	$12.93	$9.35	$7.99	$7.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,016.55	$1,012.78	$1,016.19	$1,017.50	$1,017.80
Expenses Paid During Period	$8.59	$12.36	$8.95	$7.64	$7.33

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.70% for Class A, 2.45% for Class C, 1.77% for Class D, 1.51% for Class P and 1.45% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2014	35

Unaudited

AllianzGI Convertible Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Convertible Fund (the “Fund”) returned 9.56%, underperforming the BofA Merrill Lynch All Convertibles Index (the “benchmark index”), which returned 12.44%.

Portfolio Review

In the reporting period, convertible bonds benefited from higher equity prices and credit spread tightening. The S&P 500 Index reached a new all-time high in November with the majority of corporate earnings meeting or exceeding expectations. Growing optimism on the US economic outlook and ongoing accommodative global central bank policies supported the stock market’s advance.

While credit risk continued to be minimal, external factors provided the largest influence on the market’s direction during the reporting period. These factors included corporate profits, economic data points, geopolitical uncertainty, the Fed outlook and the rapid crude oil sell-off.

Corporate earnings for a majority of companies came in better than expected, which helped support markets throughout the reporting period. In addition, the majority of companies reported revenue above analyst expectations. Finally, the outlooks provided by many companies were encouraging and appeared achievable.

Another factor that influenced the convertible market during the period was economic data trends. Throughout the reporting period, both current and expected statistics generally pointed to a US economy that is slowly grinding higher. While some of the US data released later in the third quarter was weaker; the majority of economic releases during the reporting period were positive. Globally, however, the economic statistics were more mixed, with Europe getting incrementally weaker. While the equity and convertible markets showed more volatility around individual economic releases, the prospects for continued low default rates supported downside protection for convertible bonds.

Across the geopolitical landscape, recent headlines continued to add uncertainty for risk assets in the market. The added day-to-day volatility did not help the equity or convertible markets.

Global central banks continued to be generally accommodative, and the US Fed governors’ comments maintained a dovish stance. However, unlike the investor interpretation in the first half of the year, sentiment in late July and early August shifted to a view that the Fed would begin to tighten more quickly than previously expected. The immediate result, albeit a potentially perverse reaction, was that risk assets immediately sold off. However, we believe the reality is that the Fed will tighten only in response to a more robust economy, and therefore the outlook is for more constructive corporate profits and low defaults.

Finally, declining global oil prices caused volatility in the equity markets. The Organization of the Petroleum Exporting Countries (“OPEC”) decision not to cut oil production accelerated the sell-off in crude oil. This had an immediate negative impact on the energy sector and energy-related stocks globally.

Performance

The Fund rallied with the market in the reporting period. The attribution for the period included several positive single-name performers from a variety of sectors. The majority of the Fund’s issuers exceeded earnings expectations, which helped contribute to absolute performance.

Sector allocations that helped relative performance in the period included industrials, materials and energy. Positive security selection in the industrials sector was beneficial, while an underweight and stronger issue-specific performance within the materials sector had a positive impact on a relative basis. In energy, the portfolio underperformed, but a lower-than-benchmark weight in an underperforming sector more than offset the aforementioned headwind.

In contrast, the Fund’s technology, consumer discretionary and transportation exposure weighed on relative performance during the reporting period. In particular, a slightly overweight and negative security selection within the technology sector detracted. The portfolio’s underperformance in consumer discretionary hindered relative returns, although an overweight helped to minimize the impact. An overweight in transportation was additive, but only partially offset weaker issue-specific performance.

36	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	9.56%	13.05%	9.52%	10.60%
AllianzGI Convertible Fund Class A (adjusted)	3.54%	11.78%	8.90%	10.31%
AllianzGI Convertible Fund Class C	8.78%	12.22%	8.71%	9.78%
AllianzGI Convertible Fund Class C (adjusted)	7.78%	12.22%	8.71%	9.78%
AllianzGI Convertible Fund Class D	9.47%	13.01%	9.50%	10.59%
AllianzGI Convertible Fund Class R	9.22%	12.68%	9.21%	10.31%
AllianzGI Convertible Fund Class P	9.80%	13.27%	9.75%	10.84%
AllianzGI Convertible Fund Institutional Class	9.91%	13.39%	9.86%	10.95%
AllianzGI Convertible Fund Administrative Class	9.66%	13.10%	9.55%	10.61%
BofA Merrill Lynch All Convertibles Index	12.44%	12.80%	7.46%	8.59%
Lipper Conv. Securities Funds Average	9.24%	10.48%	6.41%	8.36%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s expense ratios are 0.96% for Class A shares, 1.70% for Class C shares, 1.02% for Class D shares, 1.51% for Class R shares, 0.75% for Class P shares, 0.65% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through November 30, 2014

Industry Allocation (as of November 30, 2014)

Semiconductors	10.0%
Pharmaceuticals	8.6%
Biotechnology	7.9%
Software	7.0%
Internet	6.5%
Healthcare-Products	4.7%
Real Estate Investment Trust	4.0%
Computers	3.7%
Other	45.0%
Cash & Equivalents — Net	2.6%

Moody’s Ratings* (as of November 30, 2014)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s or bonds that do not have a rating available are designated in the chart as “NR” and “NA”, respectively.

Annual Report	| November 30, 2014	37

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,023.20	$1,019.60	$1,022.50	$1,021.60	$1,024.40	$1,024.90	$1,023.70
Expenses Paid During Period	$5.07	$8.71	$5.63	$6.79	$3.81	$3.35	$4.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,020.05	$1,016.44	$1,019.50	$1,018.35	$1,021.31	$1,021.76	$1,020.56
Expenses Paid During Period	$5.06	$8.69	$5.62	$6.78	$3.80	$3.35	$4.56

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.00% for Class A, 1.72% for Class C, 1.11% for Class D, 1.34% for Class R, 0.75% for Class P, 0.66% for Institutional Class and 0.90% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

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Annual Report	| November 30, 2014	39

Unaudited

AllianzGI Emerging Markets Debt Fund

From inception on September 15, 2014 through November 30, 2014, as provided by Zeke Diwan, Portfolio Manager.

Fund Insights

For the period from inception on September 15, 2014 through November 30, 2014, Class A Shares at NAV of the AllianzGI Emerging Markets Debt Fund (the “Fund”) returned -0.53%, underperforming the custom blended index, comprised of 40% J.P. Morgan EMBI Global Diversified, 40% J.P. Morgan CEMBI Broad Diversified, 20% J.P. Morgan GBI Global EM Diversified Index (the “benchmark index”), which returned 0.26%.

Portfolio Review

During the reporting period, the emerging market debt universe provided mixed returns on the back of negative risk sentiment in fixed income spread products resulting from a confluence of factors, including significantly lower prices for oil and other major commodities, further ramifications from the Russia/Ukraine conflict, and the strengthening of the US dollar versus all major currencies in both developed markets and emerging markets. Hard currency sovereign and hard currency corporate bonds posted positive performance, while local currency bonds generated negative performance.

Contributing to this underperformance, in our view, was a low yielding environment persisting during 2014. This view was largely impacted by the slide in commodity and most notably oil prices. Our substrategy allocation relied on a 42% corporate selection strategy, roughly 8% income selection and nearly 16% quasi-sovereign selection. These three substrategies were under pressure from October onwards as the front end of the US Treasury curve underperformed in a bear flattening move, impacting short-term assets. Corporate assets, particularly those in commodity producing countries, or oil assets, particularly those in emerging market oil producing nations, remain under increasing pressure. Finally, there was a divergent trend between quasi-sovereign assets and sovereign assets, as valuations began to factor in additional spread premium for banks, and state entities in need of support in the face of falling budgets as a result of lower export income.

As of the beginning of November, a steady rise in liquidity premia began filtering through spreads, when the crisis in Russia accelerated.

In hard currency, the mostly widely followed indices, the J.P. Morgan EMBI Global Diversified Composite and J.P. Morgan Corporate EMBI Broad Diversified Composite, reported returns of +1.26% and +0.47%, respectively, for the period. In local currency, the J.P. Morgan GBI-EM Global Diversified Composite Unhedged USD returned -2.16% for the period. By way of comparison, the return for the widely followed BofA Merrill Lynch US High Yield Constrained Index was -0.57% during the period while the MSCI Emerging Markets Index returned -4.84%.

During the period, we witnessed the end of the third round of quantitative easing and clearer data points that the trajectory of the US economy was an improving trajectory and with that a potentially more hawkish Fed and higher Fed Funds rates in 2015, potentially as early as the first half of the year. In this context, it is not surprising that within emerging market debt, hard currency debt outperformed local currency debt, with the latter tending to underperform the former with greater magnitude during a period of rate normalization.

With this backdrop in mind, paradoxically during the period we saw a significant compression in US Treasury yields as risk sentiment deteriorated in October due to a number of the aforementioned factors with both global stock and credit markets experiencing a correction during the month as investors shifted into safe haven assets from risk assets. The yield on 5-year, 10-year and 30-year US Treasuries declined 31 basis points, 43 basis points and 45 basis points, respectively.

This compression in yields was a boon to hard currency investment grade emerging market sovereign and corporate bonds, which are much more correlated to treasuries than their high yield counterparts in emerging market debt. The differential in performance was stark. Investment grade hard currency sovereign and investment grade hard currency corporate bonds generated returns of +2.28% and +1.23%, respectively, during the period, with investors not surprisingly preferring sovereign bonds to corporate bonds. In contrast, high yield hard currency sovereign and high yield hard currency corporate bonds returned -0.58% and -1.08%, respectively, during the period, with the same preference for government entities over private ones.

As opposed to hard currency emerging market bonds, local currency emerging market bonds had challenging performance, as is expected during a period of negative global risk sentiment as the US dollar tends to outperform all other currencies as investors allocate to the safe haven reserve currencies. During the period, the US Dollar Index (DXY) returned +5.09%. Local bonds, which are approximately twice as liquid as hard currency bonds, took the brunt of the pain as investors liquidated long carry positions.

Hard Currency Sovereign Comments

Hard Currency Sovereign Market Environment

Hard currency sovereign debt returned +1.26% for the period. Over this time horizon, hard currency sovereign spreads widened by 31bps. However, the spread move was more than offset by the tightening in US Treasury yields mentioned above.

On a regional basis, Asia meaningfully outperformed, generating returns of +2.60%, followed by Africa with +1.79%, with Europe, Latin America and the Middle East underperforming with returns of +0.91%, +0.76% and +0.65%, respectively.

At the country level, oil importers delivered small positive returns, mostly from the tightening in US rates and minor spread compression. On the other hand, the oil exporting countries had large negative returns, not just from falling oil prices but idiosyncratic factors as well. Argentina had the largest positive return in EMBI Global Diversified during our reference period, driven by optimism about the expiry of the RUFO clause at year-end and likelihood of a deal with the holdout investors during 2015. Argentina was followed by large importers of oil, such as Egypt, Pakistan, Turkey, Hungary, South Africa, Romania, Morocco, Sri Lanka and Indonesia. Venezuela, Ukraine, Ecuador and Kazakhstan were the worst-performing countries in the EMBI Global Diversified Index.

40	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

In Ukraine, the market has started to price in risk of a debt restructuring in 2015, resulting in a large correction on the country’s bonds. In Venezuela, oil accounts for almost all of the exports of the country and the lack of a major policy adjustment was received negatively by the investor community. Ecuador and Kazakhstan are both large exporters of oil, with low debt/GDP ratios, the market still punished these credits as the oil sell-off gathered momentum in the fourth quarter.

Portfolio Specifics

Our sovereign allocations emphasized oil importing countries, with 73% of the basket concentrated in countries whose fiscal positions benefit from declines in oil prices. We have been overweight countries such as Morocco, Pakistan, Kenya, Chile and Indonesia for that reason. An exception is Venezuela, where we are holding bonds of the 100% state-owned oil company PDVSA that trade near recovery value, and we think that the country has enough resources, even with low oil prices, to avoid default. We are also overweight Kazakhstan as we believe that the country’s sovereign bonds have been over-sold. Kazakhstan is a net international creditor, with debt/GDP of about 15% and international reserves worth 35% of GDP.

Hard Currency Corporate Comments

Hard Currency Corporate Market Environment

During the period, hard currency corporate spreads widened 30 basis points to 317 basis points to yield 5.55% at period end. The decline in US Treasury yields during the period more than offset the widening in spreads, resulting in a net positive return of +0.47%.

On a regional basis, in hard currency corporate bonds in US dollar terms, the Middle East region meaningfully outperformed, generating returns of +1.36%, followed by Asia with +1.13%, with Latin America, Europe and Africa underperforming with returns of +0.06%, -0.77% and -1.36%, respectively.

There were significant headwinds during the period, especially during the month of October when risk sentiment turned negative and with it global credit and equity markets experiencing a meaningful sell-off. Investors’ preference for the safety of higher quality bonds showed during the period, with investment grade EM corporate returning +1.23% versus high yield EM corporate, which returned -1.09%.

A 20% decline in oil prices clearly had an impact on energy-related companies, especially those further down the credit curve in high yield. Heightened geopolitical risk in Russia and Ukraine continued to impact the corporates in these countries. This was especially the case in Russia, where the impact of Western sanctions, restrictions placed on the ability of corporates to access the bond market, and most importantly the reduction of Russian exposure by investors on an increasingly waning appetite had a meaningful impact on all Russian names. In addition to this, some EM corporate names which were widely held by US high yield investors were also sold off in line with the sell-off in that market during the period.

Hard Currency Corporate Portfolio Specifics

During the period, the corporate section of the portfolio underperformed the overall corporate market. The underperformance was the result of a number of factors. The portfolio’s corporate exposure was geographically equally weighted exposure across all three major regions (Asia, CEEMEA and Latin America) and this mix underperformed the market as Asia and the Middle East were the outperformers. In addition to this, there were a couple of negative idiosyncratic credit stories in the portfolio in Brazil and Russia, which resulted in meaningful negative relative performance. These negatives were partially offset by strong performance in select Asian investment grade entities and to a lesser degree the portfolio’s Turkish exposure.

Local Currency

Local Currency Market Environment

Since the beginning of September, the US dollar strength became more pronounced on the back of increased signs of Fed tightening amid strong US economic data. Meanwhile renewed concerns surrounding countries with external imbalances resulted in higher volatility across all emerging markets currencies, with a wholesale sell-off in the area led by Russia, which was the biggest underperformer.

Oil prices fell during October as the global oil supply kept increasing while the demand remained tepid. Negative momentum continued in November following the OPEC decision not to reduce supply, causing significant weakness in commodity exporting currencies and bonds. As the US dollar rally continued, risk sentiment towards emerging market currencies soured further. Meanwhile emerging market local currency bonds rallied across most of the regions, as falling oil prices resulted in lower inflation expectations.

On a regional basis, in local currency bonds in US dollar terms, the Middle East & Africa region meaningfully outperformed, generating returns of +2.42%, followed by Asia with +0.17%, with Europe and Latin America underperforming with returns of -2.43% and -5.60%, respectively.

Local Currency Sovereign Portfolio Specifics

The Fund’s local currency exposure outperformed the overall market. The Fund held local currency bond positions in Mexico, Brazil and South Africa at the time of inception in September. However, the Fund hedged the currency exposures, and was unscathed from the market volatility witnessed in currencies. The Fund’s long duration exposures in Mexico, Brazil and South Africa contributed positively as well to the Fund’s performance. Overall the Fund maintained a significant underweight exposure to the emerging market local currencies, while holding long duration exposures in Mexico, Brazil and South Africa. Following the sell-off in early December, the Fund added exposures to Colombia and Malaysia on a tactical basis as valuation for those markets looks compelling despite negative market sentiment.

Annual Report	| November 30, 2014	41

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Overall Market Outlook

Approximately 65% of emerging market countries and 68% of emerging market companies are rated investment grade today, which we believe implies that solvency is not an issue for the vast majority of the emerging market debt universe and that default risk going forward remains low with the exception of a few countries and companies.

With that said, it is becoming increasing clear that the appetite of the broker-dealer community in the new paradigm of increased capital requirements and expanded regulatory requirements resulting from recent legislation (Dodd-Frank, EMIR) has resulted in a material near-to medium-term reduction in banks’ ability to hold inventory and in turn provide secondary market liquidity.

As a result, secondary market volumes continue to remain at historically low levels especially relative to massive growth of the asset class. This lack of liquidity is not purely an emerging market debt phenomenon but has also affected all credit markets in both developed as well as emerging regions. We do not believe this trend will revert back to more normalized levels for a number of years and investors need to allocate and manage risk appropriately.

Cumulative Return for the period ended November 30, 2014

Since Inception†
AllianzGI Emerging Markets Debt Fund Class A	–0.53%
AllianzGI Emerging Markets Debt Fund Class A (adjusted)	–4.26%
AllianzGI Emerging Markets Debt Fund Class C	–0.67%
AllianzGI Emerging Markets Debt Fund Class C (adjusted)	–1.66%
AllianzGI Emerging Markets Debt Fund Class P	–0.53%
AllianzGI Emerging Markets Debt Fund Institutional Class	–0.47%
JPM EMBI Global Diversified USD	1.26%
40% JPM EMBI Global Div, 40% JPM CEMBI Broad Div, 20% JPM GBI Global EM Div	0.26%
Lipper Emerging Markets Hard Currency Debt Funds Average	0.07%

† The Fund began operations on 9/15/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 2.37% for Class A shares, 3.12% for Class C shares, 2.22% for Class P shares and 2.12% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/15. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

42	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Cumulative Returns Through November 30, 2014

Country Allocation (as of November 30, 2014)

Brazil	9.3%
China	8.9%
Mexico	6.5%
Turkey	6.0%
Russian Federation	5.0%
Indonesia	4.8%
Chile	4.6%
India	4.3%
Other	42.1%
Cash & Equivalents — Net	8.5%

Moody’s Ratings* (as of November 30, 2014)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s or bonds that do not have a rating available are designated in the chart as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (9/15/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$994.70	$993.30	$994.70	$995.30
Expenses Paid During Period	$2.49	$4.05	$2.18	$1.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,019.05	$1,015.29	$1,019.80	$1,020.31
Expenses Paid During Period	$6.07	$9.85	$5.32	$4.81

The Fund commenced operations on September 15, 2014. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning June 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,007.91 and $2.51, respectively, for Class A; $1,006.35 and $4.07, respectively, for Class C; $1,008.22 and $2.20, respectively, for Class P; and $1,008.43 and $1.99, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 76/365 for the Actual expense example and 183/365 for the Hypothetical expense example.

Annual Report	| November 30, 2014	43

Unaudited

AllianzGI Global Fundamental Strategy Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Klaus Teleoken, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A shares at NAV of the AllianzGI Global Fundamental Strategy Fund (the “Fund”) returned 4.45%, outperforming USD Overnight LIBOR, which returned 0.09%.

Portfolio Review

The US economy started the year on a weak note to recover strongly and overall performed well throughout the year reporting solid economic data. The stability in the US economy was a positive catalyst for equity markets, with both the Dow Jones and S&P 500 reaching all-time highs towards the end of the reporting period. US Quantitative Easing ended in 2014 as the Federal Reserve Bank believes that there has been substantial improvement in the labor market and that the US economy is now on a sound footing in terms of price stability.

There is speculation that the European Central Bank (“ECB”) will introduce some sort of Quantitative Easing in Europe in 2015. In November, ECB President Mario Draghi emphasized that the ECB was willing to take unconventional monetary policy measures in order to fight potential deflation tendencies and prop up growth in the euro area. After initial gains emerging markets equities suffered against the background of expected higher US policy rates to end the year almost unchanged. By contrast, emerging markets hard currency bonds registered solid returns and outperformed developed markets for part of the year. India, Indonesia and Turkey are markedly up this year along with China.

The political unrest in the Ukraine and the economic sanctions against Russia have increased pressure on the markets in the second half of 2014 and the full implications of these sanctions still have to be realized. In the euro area, disappointing economic data has depressed the market somewhat and manufacturing Purchasing Managers’ Index (PMI) fell to a 13-month low. GDP was below expectations. Despite these figures, we regard the risk of slipping into deflation as small. Financial markets seem to have called off fears of a backlash towards recession which were prevalent in the first quarter of 2014. We believe all signs are pointing to a global recovery with positive consumer confidence in most regions, the US PMI at 56 and good numbers reported by China. We believe that as long as Federal Reserve Banks stick to accommodative policies economic fundamentals will be supported.

The performance of the Fund was characterized by solid gains interrupted by two set-backs in February 2014 and in October 2014. While the first set-back was particularly related to Emerging Markets, the October correction portended market fears of Federal Reserve Bank tightening. Bond and equity classes were both hit hard during the month of October, but rallied to end in positive territory. Local currencies which had performed very well in the first two quarters were down, but have regained ground since.

During the reporting period, the main contributors to performance were blue chip equities, European periphery bonds and infrastructure debt. Overall, the oil and materials sectors have detracted from the Fund’s performance. At the close of the reporting period, the Fund held approximately 51% of the portfolio in fixed income securities, 40% in equities and the remaining holdings in cash.

We initiated exposure to the German real estate market which has already begun to contribute positively to performance.

We believe that the Fund remains on track to reach its target of LIBOR + 4% annual return over a full economic cycle. In discussions on recent market and geopolitical events, we have a consensus of opinion that we are not heading for deflation, neither in Europe nor in emerging markets, but rather are in a soft patch with intact upward growth. In effect, we appear to be in another mini-cycle and expect the robust figures from the US, in particular the labor market and PMI figures, to give momentum to the global upward growth we perceive. EMU policy-makers are more worried than necessary given the current situation. We expect monetary policy and a weak euro to be helpful in sustaining the Euro recovery.

Despite the exceptionally good run of government bonds in the US and in Europe we remain suspicious of duration. In the light of continuously improving economic data, financial markets, at some point in time, will try to pro-actively be ahead of Federal Reserve Banks. This is likely to hit high-quality high-duration bonds in particular.

44	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Global Fundamental Strategy Fund (cont’d)

Cumulative Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI Global Fundamental Strategy Fund Class A	4.45%	5.30%
AllianzGI Global Fundamental Strategy Fund Class A (adjusted)	–1.29%	1.18%
AllianzGI Global Fundamental Strategy Fund Class C	3.69%	4.51%
AllianzGI Global Fundamental Strategy Fund Class C (adjusted)	2.69%	4.51%
AllianzGI Global Fundamental Strategy Fund Class D	4.45%	5.30%
AllianzGI Global Fundamental Strategy Fund Class P	4.66%	5.49%
AllianzGI Global Fundamental Strategy Fund Institutional Class	4.72%	5.58%
USD Overnight LIBOR	0.09%	0.10%
70% MSCI ACWI/30% Barclays Global Aggregate Index	5.84%	11.29%
USD Overnight LIBOR + 4%	4.22%	4.23%
Lipper Absolute Return Funds Average	2.49%	3.57%

† The Fund began operations on 7/1/13. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.94% for Class A shares, 2.69% for Class C shares, 1.94% for Class D shares, 1.69% for Class P shares and 1.67% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.10% for Class P shares and 1.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through November 30, 2014

Country Allocation (as of November 30, 2014)

United States	28.1%
Switzerland	8.4%
Italy	6.4%
United Kingdom	5.2%
Spain	4.8%
Germany	4.8%
Supranational	4.5%
Indonesia	3.5%
Other	23.1%
Cash & Equivalents — Net (including Options Purchased and Written)	11.2%

Annual Report	| November 30, 2014	45

Unaudited

AllianzGI Global Fundamental Strategy Fund (cont’d)

Moody’s Ratings* (as of November 30, 2014)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s or bonds that do not have a rating available are designated in the chart “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$991.40	$987.60	$991.40	$992.60	$992.60
Expenses Paid During Period	$6.24	$9.97	$6.24	$5.49	$5.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,018.80	$1,015.04	$1,018.80	$1,019.55	$1,020.05
Expenses Paid During Period	$6.33	$10.10	$6.33	$5.57	$5.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.25% for Class D, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Annual Report	| November 30, 2014	47

Unaudited

AllianzGI Global Managed Volatility Fund

For the period from December 1, 2013 to November 30, 2014, as provided by Steve Tael, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Global Managed Volatility Fund (the “Fund”) returned 10.88%, outperforming the MSCI World Index (the “benchmark index”), which returned 8.91%.

Portfolio Review

Market Environment

During the reporting period, the benchmark index was broadly higher advancing in nine out of twelve months. Investors initially focused on improving global growth projections and a benign inflation environment, which led to a string of five positive months from February to June. However, volatility increased with market declines in July and September amid concerns of slowing economic growth and potential for an upcoming US monetary tightening cycle. In addition, energy prices and US dollar strength led to a divergence among countries and sectors.

From a regional standpoint, European stocks were only modestly higher for the period, as positive performance in Switzerland, Belgium and Denmark was offset by double-digit declines in Portugal, Austria and Norway. Larger benchmark weights, including Germany and France, were lower on concerns of slowing export demand. Developed market Asian equities declined slightly as concerns of slowing GDP growth, and the impact from a sales tax increase hurt consumption in Japan which trumped positive performance in Singapore and Hong Kong. The United States, which represents greater than 50% of the benchmark index, was higher on the back of improving employment figures, low inflation and currency strength, as the dollar rallied meaningfully during the second half of the reporting period.

Sector performance was mixed during the annual reporting period. Information technology, health care, utilities and consumer staples each posted double-digit returns, while energy and materials stocks were lower on the back of the strength in the US dollar and declining oil and commodity prices.

Performance Driven by Allocation and Stock Selection

The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and creates a portfolio with lower expected risk than the benchmark index. The investment team’s expectation is that this lower risk focus will result in outperformance for clients over time due in part to the impact of wealth preservation during more volatile market environments. From a risk standpoint, the Fund achieved its desired lower risk objective, with approximately three-quarters of the risk compared to the benchmark index.

From a country standpoint, selections in Canada and France contributed to performance, as did an underweight to Japan where risk had been increasing throughout the reporting period. Meanwhile, our allocations to China and Norway offset results modestly. Results were more divergent from a sector standpoint, with a relative overweight to the lower risk Utilities sector contributing positively to results. In addition, selections within industrials, financials and energy sectors also added to results during the annual reporting period. Conversely, a relative underweight to higher risk information technology stocks offset results as the sector was the top benchmark performer. Selections within materials and consumer discretionary also detracted modestly.

Our investment team anticipates that the current low volatility environment may potentially ratchet higher due to unforeseen macroeconomic shocks globally, particularly should the period of loose monetary supply come to an end. We suggest our approach of constructing a portfolio with lower forecast risk than the benchmark index, and potential for similar or better returns over time, will prove advantageous for clients.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI Global Managed Volatility Fund Class A	10.88%	11.78%
AllianzGI Global Managed Volatility Fund Class A (adjusted)	4.78%	9.66%
AllianzGI Global Managed Volatility Fund Class C	10.07%	10.98%
AllianzGI Global Managed Volatility Fund Class C (adjusted)	9.07%	10.98%
AllianzGI Global Managed Volatility Fund Class D	10.87%	11.80%
AllianzGI Global Managed Volatility Fund Class P	11.14%	12.06%
AllianzGI Global Managed Volatility Fund Institutional Class	11.19%	12.15%
MSCI World Index	8.91%	18.05%
MSCI World Minimum Volatility Index	12.35%	14.31%
Lipper Global Multi-Cap Value Funds Average	5.18%	14.10%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 2.63% for Class A shares, 3.26% for Class C shares, 2.84% for Class D shares, 2.38% for Class P shares and 2.32% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.94% for Class A shares, 1.62% for Class C shares, 0.94% for Class D shares, 0.69% for Class P shares and 0.60% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

48	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Global Managed Volatility Fund (cont’d)

Cumulative Returns Through November 30, 2014

Country Allocation (as of November 30, 2014)

United States	57.8%
Canada	11.4%
Hong Kong	5.1%
United Kingdom	4.9%
Japan	3.7%
Singapore	3.2%
China	2.4%
Israel	2.1%
Other	7.7%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,048.50	$1,045.00	$1,048.50	$1,049.90	$1,049.90
Expenses Paid During Period	$4.83	$8.30	$4.83	$3.55	$3.08

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,020.36	$1,016.95	$1,020.36	$1,021.61	$1,022.06
Expenses Paid During Period	$4.76	$8.19	$4.76	$3.50	$3.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.94% for Class A, 1.62% for Class C, 0.94% for Class D, 0.69% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2014	49

Unaudited

AllianzGI Global Water Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Andreas Fruschki, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A shares at NAV of the AllianzGI Global Water Fund (the “Fund”) returned 2.57%, underperforming the S&P Global Water Index (the “benchmark index”), which returned 8.39%.

Portfolio Review

Markets

While the S&P Global Water Index’s absolute performance was positive over the period, the relative performance of the Fund lagged the benchmark index due to an overweight in water industrials.

The best performing stocks in 2014 within the water universe were water utilities, particularly in the UK, US and France. With interest rates at low levels globally and a stable growth outlook based on the infrastructure upgrades necessary, water utilities offered a compelling investment case last year.

On the other hand, both industrial growth and global GDP growth remained low, which especially hurt capital expenditures needed for capacity additions or new greenfield projects. As water technology equipment is also needed in new manufacturing or exploration sites, growth for water industrial technology did not reach expectations.

Industrials selling water technology equipment to customers operating in power generation, oil & gas exploration or the mining sector experienced a decline in their order intake relative to previous years. An improving order intake from municipalities, which after years of deferring water infrastructure upgrades have started to invest again, was only partially able to offset the decline.

Ebara, Sulzer, Spectris, Rotork and Franklin Electric, all leaders in their respective niches, were among the worst-performing stocks.

Positive contributions came from our holdings in US water utilities, such as Aqua America, and Hong Kong’s water utility Guangdong Investment.

Outlook

We expect investments in water infrastructure to continue to accelerate as municipalities stop postponing investments needed to address the further deterioration of the existing networks in the US and Europe. Core holdings of the Fund remain the leading water pump companies and companies with differentiated products needed for water infrastructure operations.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI Global Water Fund Class A	2.57%	10.17%	4.42%
AllianzGI Global Water Fund Class A (adjusted)	–3.07%	8.93%	3.54%
AllianzGI Global Water Fund Class C	1.82%	9.33%	3.64%
AllianzGI Global Water Fund Class C (adjusted)	0.82%	9.33%	3.64%
AllianzGI Global Water Fund Class D	2.42%	10.11%	4.38%
AllianzGI Global Water Fund Class P	2.87%	10.41%	4.66%
AllianzGI Global Water Fund Institutional Class	2.82%	10.51%	4.75%
MSCI AC World Index	8.04%	10.05%	4.68%
S&P Global Water Index	8.39%	12.57%	6.76%
Lipper Global Natural Resources Funds Average	–9.72%	0.39%	–3.86%

† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s expense ratios are 1.52% for Class A shares, 2.29% for Class C shares, 1.60% for Class D shares, 1.26% for Class P shares and 1.18% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

50	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Global Water Fund (cont’d)

Cumulative Returns Through November 30, 2014

Country Allocation (as of November 30, 2014)

United States	36.9%
United Kingdom	21.0%
Switzerland	8.4%
Netherlands	4.8%
France	4.5%
Germany	4.3%
Austria	3.6%
China	3.4%
Other	7.9%
Cash & Equivalents — Net	5.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$960.70	$957.30	$960.50	$962.40	$961.90
Expenses Paid During Period	$7.32	$10.99	$7.86	$6.00	$5.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,017.60	$1,013.84	$1,017.05	$1,018.95	$1,019.15
Expenses Paid During Period	$7.54	$11.31	$8.09	$6.17	$5.97

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.49% for Class A, 2.24% for Class C, 1.60% for Class D, 1.22% for Class P and 1.18% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2014	51

Unaudited

AllianzGI High Yield Bond Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI High Yield Bond Fund (the “Fund”) returned 2.39%, underperforming the BofA Merrill Lynch High Yield Master II Index (the “benchmark index”), which returned 4.61%.

Portfolio Review

While credit risk continued to be minimal, external factors exerted the largest influence on the market’s direction during the reporting period. These factors included Treasury rates, technical supply/demand in the market, geopolitical uncertainty and economic data points. Other factors included the Fed outlook and the sell-off in crude oil.

The high-yield market was influenced by treasury yields. After the 10-year Treasury yield fell from 3.03% at the beginning of the year to 2.72% in the first quarter, rates fell yet again to 2.53% in the second quarter. High-yield bonds have a low correlation with treasury bonds on a historical basis. However, as discussed in previous commentaries, BB rated issuers are far more correlated with treasuries today compared with previous cycles. This combination of higher correlation and the interest-rate decline had a positive influence on high-yield prices in the first half of 2014.

During the third quarter, many market observers were partially correct in assessing the supply/demand flow activity as a major driver of the direction of high-yield bond prices. However, the outflow activity had a far greater impact on pricing. There were a variety of data points in mutual fund flows, ETFs and institutional rebalancing cited as pushing prices lower.

In terms of the geopolitical landscape, recent headlines continued to add uncertainty for risk assets in the market. The added day-to-day volatility did not help the equity market or high-yield bond pricing.

Another factor that influenced high-yield markets during the period was the ongoing trend in economic statistics. Both current and expected statistics generally pointed to a US economy that is slowly grinding higher. While some of the data later in the third quarter were more mixed, the majority were positive. These trends helped confirm the prospects for the continued low default rate for high-yield bonds.

Global central banks continued to be generally accommodative, and the US Fed governors’ comments maintained a dovish stance. However, unlike the investor interpretation in the first half of the year, sentiment in late July and early August shifted to a view that the Fed would begin to tighten more quickly than previously expected. The immediate result, albeit a potentially perverse reaction, was that risk assets immediately sold off. However, we believe the reality is that the Fed will tighten only in response to a more robust economy, and therefore the outlook is for more constructive corporate profits and low defaults.

Finally, the high-yield market, which has an approximate weight of 15% in energy-related issuers, was impacted by a sharp sell-off in crude oil that accelerated into the end of the reporting period.

Performance

The Fund’s performance lagged the benchmark index return. There are indicators that show the portfolio did not benefit from its relative positioning in the reporting period. The BB rated issuers benefited from the Treasury market’s performance in the first half of the year, and the portfolio’s underweight to these issuers was a drag on relative performance in 2014. The BB rated group was still the top-performing category in the second half of the year despite its relatively unattractive yields. As a flight-to-quality trade developed, these issues were spared the markdown seen in the B and CCC rated categories. Although the portfolio’s underweight in CCC rated issues did help, it was not enough to offset the broad market sell-off.

Industry allocations that helped relative performance during the period included technology, metals/mining ex steel and printing/publishing. Technology was aided by an overweight and stronger issue-specific performance. An underweight in metals/mining ex steel and an overweight in the printing/publishing industry were beneficial.

Industry allocations that hurt relative performance during the period included energy, automotive & auto parts and banking. The portfolio’s underperformance in energy hindered relative returns although an underweight helped to minimize the impact. The automotive & auto parts industry exhibited weaker-than-benchmark index performance. Minimal exposure to the banking industry, which closed higher, detracted from relative performance.

52	November 30, 2014 |	Annual Report

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	2.39%	8.99%	7.23%	7.83%
AllianzGI High Yield Bond Fund Class A (adjusted)	–1.44%	8.16%	6.82%	7.61%
AllianzGI High Yield Bond Fund Class C	1.57%	8.20%	6.45%	7.04%
AllianzGI High Yield Bond Fund Class C (adjusted)	0.62%	8.20%	6.45%	7.04%
AllianzGI High Yield Bond Fund Class D	2.17%	8.96%	7.22%	7.82%
AllianzGI High Yield Bond Fund Class R	1.91%	8.68%	6.95%	7.55%
AllianzGI High Yield Bond Fund Class P	2.63%	9.22%	7.43%	8.01%
AllianzGI High Yield Bond Fund Institutional Class	2.59%	9.37%	7.67%	8.30%
AllianzGI High Yield Bond Fund Administrative Class	2.27%	9.01%	7.24%	7.84%
BofA Merrill Lynch US High Yield Master II Index	4.61%	9.88%	7.93%	7.48%
Lipper High Yield Funds Average	3.36%	8.86%	6.66%	6.49%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s expense ratios are 0.91% for Class A shares, 1.70% for Class C shares, 1.02% for Class D shares, 1.32% for Class R shares, 0.71% for Class P shares, 0.62% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through November 30, 2014

Industry Allocation (as of November 30, 2014)

Oil, Gas & Consumable Fuels	10.9%
Commercial Services	9.7%
Telecommunications	9.4%
Media	8.2%
Diversified Financial Services	4.7%
Healthcare — Services	4.4%
Retail	4.3%
Home Builders	4.1%
Other	41.9%
Cash & Equivalents — Net	2.4%

Moody’s Ratings* (as of November 30, 2014)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s or bonds that do not have a rating available are designated in the chart as “NR” and “NA”, respectively.

Annual Report	| November 30, 2014	53

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$982.10	$978.70	$981.70	$978.30	$984.00	$983.30	$981.20
Expenses Paid During Period	$4.72	$8.18	$4.92	$8.08	$3.38	$3.13	$5.12

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,020.31	$1,016.80	$1,020.10	$1,016.90	$1,021.66	$1,021.91	$1,019.90
Expenses Paid During Period	$4.81	$8.34	$5.01	$8.24	$3.45	$3.19	$5.22
For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.95% for Class A, 1.65% for Class C, 0.99% for Class D, 1.63% for Class R, 0.68% for Class P, 0.63% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

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Annual Report	| November 30, 2014	55

Unaudited

AllianzGI International Small-Cap Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Andrew Neville, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A shares at NAV of the AllianzGI International Small-Cap Fund (the “Fund”) returned -5.84% lagging the MSCI World ex USA Small Cap Index (the “benchmark index”), which returned -2.36%.

International smaller companies came under pressure during the second half of the reporting period. While Japanese smaller cap companies only registered slight losses over the course of the reporting period, smaller companies from Europe and the Asia ex Japan region fared worse.

During the early part of the reporting period, markets experienced a setback mainly on the back of unfavorable news from the emerging markets. Emerging market assets lost across the board as leading indicators came in weaker and monetary policy failed to stabilize the currencies of several emerging markets which suffered from political unrest. Later on, concerns about the impact of the Crimean crisis dampened investor sentiment temporarily. However, markets turned back into positive territory as sentiment benefited from the fact that US monetary policy looks set to remain loose for a longer time to come. Investors increasingly believed that US growth would pick up and that the Chinese government would support the country’s economy. In the Euro area, sentiment brightened further. Investors assumed that the European Central Bank would launch new stimulus measures soon. The outcome of the European elections and the elections in Ukraine brought relief at the political level. China’s Purchasing Managers’ Index for April indicated a continued slow and soft recovery for China’s economy. In Japan, the core CPI hit a 23-year high, as the increase in Japan’s national sales tax boosted prices across the board. Going into the third quarter, mixed economic data and rising geopolitical risks led to profit taking. Besides tensions in the Middle East, the EU and the US both announced new sanctions against Russia, targeting the sectors of energy, banking and defence. In Japan, the cabinet approved Prime Minister Shinzo’s revamped “third arrow” of structural reforms, the centerpiece being a corporate tax rate. Later on, disappointing Chinese economic data, first air strikes in Syria, intensified sanctions on Russia and weak Eurozone economic data weighed on equity markets. Strong US economic data, the more expansionary ECB policy, the weakening euro, the Scottish ‘No’ vote and brisk IPO and M&A activity acted as a counterweight. Global equity markets then suffered a turbulent October as euro-zone recession fears, the imminent end of the Fed’s quantitative easing and the first diagnosis of Ebola in the US triggered a sharp correction of equity markets in the first half of the month. However, robust US economic data, a strong start to the US earnings season and the surprising expansion of quantitative easing by the Bank of Japan resulted in a powerful recovery subsequently.

Stock selection was the main driver of the Fund’s relative performance. Geographically, stock selection detracted within all three sleeve portfolios, Europe, Japan and Asia ex Japan. Sector-wise, selection detracted most within information technology, financials and consumer discretionary. Sector structure resulted in a slight positive contribution due to the underweight in energy and materials and an overweight position in information technology.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in information technology, consumer discretionary and health care while the largest underweights were in financials followed by materials and energy. Geographically the largest overweights were in China, Sweden and Denmark while the largest underweights were in Canada, Australia and the UK.

The strongest stock contributors to performance were the positions in Hikma Pharmaceuticals (UK), Japan Airport Terminal and Yamaha Motor (both Japan) while the positions in Gameloft (France), Yoox (Italy) and Takata Corporation (Japan) were the largest detractors. Hikma is a multinational generic company that focuses on the development, manufacturing, and marketing of branded and non-branded generics with a leading presence in the MENA region, Europe and the US. The stock was supported by results, which surprised positively and confirmed that the strong growth in the MENA region continues. Gameloft is a global publisher of digital and social games for all platforms including smartphones, tablets, smart TVs and mobile phones serving a global market. Due to a delay of introducing new games the stock price suffered. Yoox, which designs and operates Internet trading platforms for fashion and designer products, saw profit taking after disappointing results.

56	November 30, 2014 |	Annual Report

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	–5.84%	9.25%	9.08%	12.13%
AllianzGI International Small-Cap Fund Class A (adjusted)	–11.01%	8.02%	8.47%	11.76%
AllianzGI International Small-Cap Fund Class C	–6.52%	8.44%	8.27%	11.30%
AllianzGI International Small-Cap Fund Class C (adjusted)	–7.36%	8.44%	8.27%	11.30%
AllianzGI International Small-Cap Fund Class D	–5.83%	9.24%	9.08%	12.13%
AllianzGI International Small-Cap Fund Class R	–6.06%	8.98%	8.81%	11.85%
AllianzGI International Small-Cap Fund Class P	–5.68%	9.48%	9.35%	12.47%
AllianzGI International Small-Cap Fund Institutional Class	–5.61%	9.59%	9.48%	12.56%
MSCI World ex USA Small Cap Index	–2.36%	8.35%	6.44%	7.65%
MSCI EAFE Small Cap Index	–2.19%	8.92%	6.61%	7.61%
Lipper International Small/Mid-Cap Growth Funds Average	–1.99%	9.80%	8.01%	8.88%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.83% for Class A shares, 2.43% for Class C shares, 1.73% for Class D shares, 1.96% for Class R shares, 1.52% for Class P shares and 1.44% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.19% for Class C shares, 1.45% for Class D shares, 1.70% for Class R shares, 1.28% for Class P shares and 1.21% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

Cumulative Returns Through November 30, 2014

Country Allocation (as of November 30, 2014)

Japan	25.7%
United Kingdom	12.8%
Sweden	7.4%
Germany	7.4%
France	7.1%
Spain	5.0%
Denmark	4.7%
Austria	3.3%
Other	23.1%
Cash & Equivalents — Net	3.5%

Annual Report	| November 30, 2014	57

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$924.90	$921.60	$924.80	$923.70	$925.70	$925.90
Expenses Paid During Period	$7.00	$10.55	$7.00	$8.20	$6.18	$5.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,017.80	$1,014.09	$1,017.80	$1,016.55	$1,018.65	$1,019.00
Expenses Paid During Period	$7.33	$11.06	$7.33	$8.59	$6.48	$6.12

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.19% for Class C, 1.45% for Class D, 1.70% for Class R, 1.28% for Class P and 1.21% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Annual Report	| November 30, 2014	59

Unaudited

AllianzGI Micro Cap Fund

For the period of December 1, 2013 through November 30, 2014, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Micro Cap Fund (the “Fund”) returned -1.11%, underperforming the Russell Microcap Growth Index (the “benchmark index”), which returned 1.40%.

Portfolio Review

In general, US stocks closed higher despite episodes of equity market volatility throughout the reporting period.

In December 2013, the Fed announced plans to reduce asset purchases beginning in January 2014, but reinforced expectations for continued accommodative central bank policies. These remarks were construed as bullish and provided a boost to equities. Subsequent to major US indices reaching new all-time highs, a correction ensued. Global economic uncertainty and geopolitical tensions were sources of concern. However, depressed investor sentiment coincided with a near-term stock market bottom and a sharp rally in US equities that lasted through March. During this period, US corporations reported healthy fourth-quarter results.

In the second quarter, strength in large cap, broad-based indices masked pockets of weakness and investor rotation. Select Information Technology and Health Care shares, in particular biotechnology, underperformed as well as high-valuation and momentum-oriented companies. Furthermore, investors rotated out of small cap and growth stocks and into large cap and value-oriented equities. In the latter half of the second quarter, all of these trends largely reversed. Outside of stocks, the 10-year US Treasury yield continued to languish near recent lows, confounding investors in light of improving economic data, equity market strength and steady Fed tapering. Lastly, Iraq- and Ukraine-related headlines garnered attention.

Large caps gained modestly in the months that followed, while selling pressure was more concentrated in smaller companies as speculation around Fed commentary and geopolitical concerns prompted investors to reduce exposure to risk assets. Equities found support in August and rallied into mid-September. Healthy second-quarter earnings, elevated M&A activity and a robust IPO market were sources of strength. A reassuring Fed and stronger-than-expected economic reports were supportive also.

As the end of the reporting period neared, the S&P 500 Index fell nearly 10% on global growth concerns. However, the stock market correction was short-lived. The aforementioned index rebounded sharply in the weeks that followed and recorded a fresh all-time high in November. Slowing global economic momentum and benign inflation readings led to further accommodation by the BoJ, hints of aggressive action by President of the European Central Bank, Mario Draghi, and a surprise rate cut by the PBoC. These policies bolstered US equities as well as US Treasuries and the US dollar. A robust final third-quarter GDP report was met with more moderate economic data and corporate profits were generally better than expected. Lastly, the price of crude oil tumbled on fears supply would continue to outstrip demand, with OPEC deciding against production cuts.

Against this backdrop, the Russell Microcap Index returned 0.79% and underperformed the Russell 2000 Index, which returned 3.99%. Within the microcap universe, growth-oriented stocks outpaced value-oriented stocks.

Specific to the Russell Microcap Growth Index, sector performance was mixed. Health care and telecommunications were the strongest-performing sectors, followed by Financial and Utilities. In contrast, the Energy sector declined the most, followed by materials, consumer staples and information technology.

Performance

The Fund underperformed its benchmark index over the reporting period. From an attribution perspective, security selection and asset allocation both negatively influenced relative performance, asset allocation to a lesser degree. For example, stock picking in the energy, information technology and industrials sectors detracted and negatively influenced relative performance. Conversely, security selection in consumer discretionary, materials and consumer staples had a positive impact on relative returns. Separately, an underweight in health care and an overweight in Industrials hindered performance. However, an underweight in materials was partially offsetting.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	–1.11%	16.59%	8.23%	11.45%
AllianzGI Micro Cap Fund Class A (adjusted)	–6.55%	15.27%	7.62%	11.12%
AllianzGI Micro Cap Fund Class P	–0.98%	16.78%	8.45%	11.68%
AllianzGI Micro Cap Fund Institutional Class	–0.97%	16.90%	8.56%	11.80%
Russell Microcap Growth Index	1.40%	17.20%	6.30%	6.75%
Lipper Small-Cap Growth Funds Average	2.80%	17.08%	8.12%	9.25%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 2.07% for Class A shares, 1.90% for Class P shares and 2.01% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.62% for Class A shares, 1.44% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

60	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Cumulative Returns Through November 30, 2014

Industry Allocation (as of November 30, 2014)

Health Care Equipment & Supplies	9.4%
Pharmaceuticals	7.4%
Biotechnology	6.7%
Semiconductors & Semiconductor Equipment	4.9%
Road & Rail	4.8%
Internet Software & Services	4.7%
Banks	4.6%
Auto Components	4.0%
Other	51.8%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$997.40	$998.00	$998.00
Expenses Paid During Period	$8.11	$7.21	$7.71

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,016.95	$1,017.85	$1,017.35
Expenses Paid During Period	$8.19	$7.28	$7.79

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.62% for Class A, 1.44% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2014	61

Unaudited

AllianzGI Multi-Asset Real Return Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Michael Stamos, CFA, Ph.D., Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A shares at NAV of the AllianzGI Multi-Asset Real Return Fund (the “Fund”) returned -0.81%, underperforming the Barclays US Government Inflation-Linked Bond Index (the “benchmark index”), which returned 3.90%.

Portfolio Review

Returns on assets deemed highly correlated to inflation had mixed results during the reporting period with global real estate securities and TIPS gaining ground while commodities and real estate posted negative returns. The Fund’s diversification into asset classes outside of TIPS for inflation protection had a mixed effect on the Fund’s relative performance, as exposure to commodities and global resource equities negatively impacted relative performance when these asset classes came under selling pressure from a sharp decline in oil prices. Exposure to global real estate contributed positively to relative performance as this asset class gained ground and outperformed the US TIPS market.

The two underperforming asset classes, commodities and global resource equities, were negatively impacted by the supply/demand dynamics of the oil market, which has experienced a roughly 30% decline over the past year. The Dow Jones UBS Commodity Index, which measures a broad basket of commodities, fell -9.04% during the reporting period and the MSCI World/Energy Index declined -8.03%. The portfolio has reduced exposure to these two asset classes throughout the past year, based on an assessment of the portfolio management team’s proprietary market cycle analysis readings from a combined 57% allocation in November 2013 to a 36% weighting by November 2014. However, continued exposure, albeit reduced, weighed on the Fund’s relative performance. The portfolio had increased exposure to global real estate throughout the reporting period, which contributed positively to relative performance as the MSCI World/Real Estate Index gained 15.19%, outperforming the 3.9% return on the benchmark index. Inflation remained relatively subdued throughout the past year, with the October CPI reading showing a 1.7% rise in prices over the past year. This remains below the Fed’s stated 2% inflation goal but was strong enough to draw demand for TIPS for future inflation protection as the Barclays US Government Inflation-Linked Bond Index gained 3.9%.

The Fund maintains a diversified portfolio allocation to all four asset classes, with a 28% allocation to global real estate, an 18% stake in commodities, a 17% weighting to global resource equities and 14% in TIPS. The Fund has the flexibility to invest in opportunistic asset classes when the portfolio management team believes an investment is warranted, which currently accounts for a 12% allocation (mixed among emerging market bonds, US equities and US investment grade corporate bonds).

We expect the Fed to begin raising interest rates next year. The transition to a rate-hike cycle may coincide with increased volatility as markets recalibrate from monetary support toward corporate and economic fundamentals. While the Fed is shifting towards tightening, policy makers are starting from a point of extreme accommodation: At 0.00-0.25% today’s Fed Funds target range compares to an average level of 5.63% since 1971. It will likely be some time before monetary conditions approximate “normal.” Although substantial gains have been made during the post-crisis recovery, the current environment should continue to offer a positive backdrop for growth-related asset classes, not only in relative terms compared with high-quality government bonds, but also in absolute terms. In a world with diverging economic growth paths, we think that more differentiation among and within asset classes will be warranted. Although in the medium term inflation risks seem to be subdued, historically inflation has come suddenly and unexpectedly, therefore the portfolio maintains exposure to inflation-linked asset classes.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI Multi-Asset Real Return Fund Class A	–0.81%	0.74%
AllianzGI Multi-Asset Real Return Fund Class A (adjusted)	–6.26%	–2.14%
AllianzGI Multi-Asset Real Return Fund Class C	–1.50%	0.04%
AllianzGI Multi-Asset Real Return Fund Class C (adjusted)	–2.47%	0.04%
AllianzGI Multi-Asset Real Return Fund Class D	–0.79%	0.75%
AllianzGI Multi-Asset Real Return Fund Class P	–0.64%	0.89%
AllianzGI Multi-Asset Real Return Fund Institutional Class	–0.50%	1.00%
Barclays US Government Inflation-Linked Bond Index	3.90%	–2.31%
Custom Real Asset Benchmark	2.13%	0.38%
Lipper Alternative Global Macro Funds Average	3.18%	3.33%

† The Fund began operations on 12/17/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 5.58% for Class A shares, 6.71% for Class C shares, 16.68% for Class D shares, 4.91% for Class P shares and 4.90% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.11% for Class P shares and 1.01% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

62	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Multi-Asset Real Return Fund (cont’d)

Cumulative Returns Through November 30, 2014

Asset Allocation (as of November 30, 2014)

Mutual Funds	37.7%
Common Stock	26.6%
U.S. Treasury Obligations	14.2%
Exchange-Traded Funds	5.1%
Cash & Equivalents — Net	16.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$926.10	$923.00	$926.30	$926.90	$927.60
Expenses Paid During Period	$4.10	$7.71	$4.10	$3.38	$2.90

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,020.81	$1,017.05	$1,020.81	$1,021.56	$1,022.06
Expenses Paid During Period	$4.31	$8.09	$4.31	$3.55	$3.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.85% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	63

Unaudited

AllianzGI NFJ Emerging Markets Value Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Kris Marca, CFA, Product Specialist Associate, and reviewed by Morley D. Campbell, CFA, Portfolio Manager/Analyst.

Fund Insights

For the reporting period ended November 30, 2014, Class A shares at NAV of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned 3.01%, outperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned 1.06%.

Portfolio Review

International equities were generally weaker than US equities during the reporting period as the S&P 500 Index returned 16.9%—nearly twice that of the MSCI AC World Index, which covers approximately 85% of global investable equities. Within the international equity space, developed stocks were chiefly flat for the period while emerging countries—as measured by the MSCI Emerging Markets Index—returned 1.4%. Geopolitical turmoil still maintained a significant presence, particularly in several of the larger emerging countries. In Brazil, the Ibovespa Equity Index fell almost 20% in US dollar terms in September alone upon the reelection of incumbent President Rousseff, as well as because of lower commodity prices. Both lower oil prices and sanctions placed on Russia as a result of the conflict in Ukraine have hindered the outlook for its economy. A weakening Russian ruble culminated in a 28% loss in US dollar terms in the MICEX Equity Index. Almost all emerging currencies weakened versus the US dollar during the period.

As the quantitative easing program in the US comes to a close, China and Japan have seen fresh shots of monetary stimulus from their central banks. Over the past quarter, the Chinese government injected approximately 500 billion yuan ($81.4 billion) into the country’s top five banks. Lower global interest rates continued to allow companies to access capital on favorable terms.

For the reporting period, six out of the ten economic sectors within the MSCI Emerging Markets Index recorded a positive return. The reporting period exemplified the importance of diversification as the benchmark index’s overall return was marked by high dispersion among sectors. Divergent market performance over the reporting period was tied, in part, to a sizeable drop in oil prices. At the biannual meeting of OPEC nations on November 27, 2014, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low of $66/barrel, down 32% year-to-date. Companies in the MSCI Emerging Markets Index energy sector participated in the sell-off, dipping -20%. Health Care bested all sectors by gaining 25% during the period.

Stock Selection Drove the Fund’s Absolute and Relative Outperformance

The Fund’s absolute and relative outperformance versus the benchmark index was due to strong stock selection, though sector and country allocations also contributed to returns during the reporting period.

In terms of stock selection, the Fund’s holdings in the materials, consumer staples and financials sectors were the largest contributors to performance. The Fund’s holdings in the consumer discretionary, utilities and information technology sectors detracted from results.

From a sector allocation perspective, an overweight in the utilities sector and underweight in the energy sector contributed to the Fund’s relative returns during the reporting period. Conversely, the Fund’s underweight in information technology and materials had a negative impact on performance.

Selection by country was positive, particularly across China, India and Mexico. Holdings in Thailand, Russia and Indonesia muted Fund performance during the reporting period.

Country allocation contributed to results, largely due to the Fund’s underweight positions in South Korea and overweight in Egypt. This was slightly offset by overweight positions in Norway and Hong Kong.

Sector and country weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the utilities sector and Hong Kong. In contrast, the largest relative underweights were in the consumer staples sector and South Korea.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	3.01%	3.67%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	–2.65%	0.70%
AllianzGI NFJ Emerging Markets Value Fund Class C	2.19%	2.86%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	1.19%	2.86%
AllianzGI NFJ Emerging Markets Value Fund Class D	3.01%	3.65%
AllianzGI NFJ Emerging Markets Value Fund Class P	3.19%	3.82%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	3.25%	3.91%
MSCI Emerging Markets Index	1.06%	0.41%
Lipper Emerging Markets Fund Average	1.27%	0.86%

† The Fund began operations on 12/18/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 15.72% for Class A shares, 18.06% for Class C shares, 7.13% for Class D shares, 6.37% for Class P shares and 6.43% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.55% for Class A shares, 2.30% for Class C shares, 1.55% for Class D shares, 1.39% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

64	November 30, 2014 |	Annual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Cumulative Returns Through November 30, 2014

Country Allocation (as of November 30, 2014)

China	22.5%
Brazil	11.8%
Taiwan	11.1%
Korea (Republic of)	10.8%
India	7.5%
South Africa	6.8%
Russian Federation	4.7%
Turkey	4.2%
Other	19.3%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$990.30	$985.90	$989.60	$991.00	$990.60
Expenses Paid During Period	$7.73	$11.45	$7.73	$6.94	$6.49

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,017.30	$1,013.54	$1,017.30	$1,018.10	$1,018.55
Expenses Paid During Period	$7.84	$11.61	$7.84	$7.03	$6.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A, 2.30% for Class C, 1.55% for Class D, 1.39% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2014	65

Unaudited

AllianzGI NFJ Global Dividend Value Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Kris Marca, CFA, Product Specialist Associate, and reviewed by R. Burns McKinney, CFA, Portfolio Manager/Analyst.

Fund Insights

For the reporting period ended November 30, 2014, Class A shares at NAV of the AllianzGI NFJ Global Dividend Value Fund (the “Fund”) returned 4.32%, underperforming the MSCI AC World Index (the “benchmark index”), which returned 8.04%.

Portfolio Review

US equities were generally strong during the reporting period as the S&P 500 returned 16.9%—nearly twice that of the MSCI AC World Index, which covers approximately 85% of global investable equities. The US summer rally helped create the separation between the two well recognized benchmarks. In the international equity space, developed stocks were chiefly flat for the period while emerging countries returned 1.4%. After investors yanked billions of dollars out of emerging economies in 2013, some fears have seemingly subsided as the frequency of negative headlines has diminished over the trailing twelve months. In the Eurozone, June marked an attempt by the European Central Bank (“ECB”) to counter low inflation with further stimulus measures, including a record low main lending rate of 0.15%. Furthermore, in the third quarter, ECB President Mario Draghi committed to providing a liquidity backstop for Europe’s banking system while Japan avoided a slide into recession and confirmed its monetary policy stance. As the quantitative easing program in the US comes to its twilight, China and Japan have seen fresh shots of monetary stimulus from their central banks. Over the past quarter, the Chinese government injected approximately 500 billion yuan ($81.4 billion) into the country’s top five banks.

For the reporting period, eight out of the ten economic sectors within the MSCI AC World Index recorded a positive return. The benchmark index’s strong absolute return over the reporting period was marked by high dispersion among sector returns. Divergent market performance over the reporting period was tied, in part, to a sizeable drop in oil prices. At the biannual meeting of OPEC nations on November 27, 2014, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low of $66/barrel, down 32% year-to-date. Companies in the MSCI AC World Index energy sector participated in the sell-off, dipping -8.9%. Health care bested all sectors by gaining 23.1% during the period.

From a country perspective, returns in North America trumped most of the larger benchmark index constituents as the US and Canada returned 16.8% and 6%, respectively. Two of Europe’s largest countries by GDP—Germany and France—generated negative returns of approximately -3% during the reporting period. Japan delivered a -1.6% return in US dollar terms as hopes that investment activity will offset lackluster consumption have not materialized.

Stock Selection Drove the Fund’s Relative Underperformance

The Fund’s relative performance versus the benchmark index was due to negative stock selection and, to a lesser extent, to country allocation. Sector allocations were neutral.

In terms of stock selection, the Fund’s holdings in the information technology, industrials and health care sectors were the largest contributors to performance during the reporting period. Selection in the consumer discretionary, consumer staples and materials sectors detracted from Fund returns.

From a sector allocation perspective, an underweight in the consumer discretionary sector and overweight in the information technology sector contributed to the Fund’s relative returns during the reporting period. However, this positive impact was offset by the Fund’s overweight position in energy and underweight position in health care, which hampered performance.

Selection by region was marginally negative as positive selection in the United Kingdom and Europe ex UK was overwhelmed by holdings across emerging markets and Japan.

Region allocation detracted from results, largely due to the Fund’s overweight in the emerging markets and underweight in North America. An underweight to Asia/Pacific ex Japan contributed to results over the trailing twelve-month period.

Sector weight deviations are a result of the Fund’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy and telecommunications services sectors, whereas the largest relative underweights were in the consumer staples and consumer discretionary sectors.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI NFJ Global Dividend Value Fund Class A	4.32%	8.66%	11.85%
AllianzGI NFJ Global Dividend Value Fund Class A (adjusted)	–1.42%	7.44%	10.69%
AllianzGI NFJ Global Dividend Value Fund Class C	3.52%	7.84%	10.99%
AllianzGI NFJ Global Dividend Value Fund Class C (adjusted)	2.56%	7.84%	10.99%
AllianzGI NFJ Global Dividend Value Fund Class D	4.25%	8.61%	11.80%
AllianzGI NFJ Global Dividend Value Fund Class P	4.48%	8.86%	12.05%
AllianzGI NFJ Global Dividend Value Fund Institutional Class	4.58%	8.97%	12.16%
MSCI AC World Index	8.04%	10.05%	13.09%
Lipper Global Equity Income Funds Average	6.47%	9.56%	12.43%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.51% for Class A shares, 2.27% for Class C shares, 1.55% for Class D shares, 1.32% for Class P shares and 1.21% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.99% for Class C shares, 1.28% for Class D shares, 1.04% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

66	November 30, 2014 |	Annual Report

Unaudited

AllianzGI NFJ Global Dividend Value Fund (cont’d)

Cumulative Returns Through November 30, 2014

Country Allocation (as of November 30, 2014)

United States	42.8%
United Kingdom	12.2%
China	6.1%
Japan	5.7%
Spain	4.1%
Israel	3.8%
France	3.8%
Russian Federation	3.4%
Other	16.9%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$998.50	$994.70	$998.50	$999.30	$999.60
Expenses Paid During Period	$6.01	$9.95	$6.41	$5.21	$4.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,019.05	$1,015.09	$1,018.65	$1,019.85	$1,020.31
Expenses Paid During Period	$6.07	$10.05	$6.48	$5.27	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.99% for Class C, 1.28% for Class D, 1.04% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2014	67

Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Kris Marca, CFA, Product Specialist Associate, and reviewed by L. Baxter Hines, CFA, Portfolio Manager/Analyst.

Fund Insights

For the reporting period ended November 30, 2014, Class A shares at NAV of the AllianzGI NFJ International Small-Cap Value Fund (the “Fund”) returned 4.98%, outperforming the MSCI World ex USA Small Cap Index (the “benchmark index”), which returned -2.36%.

Portfolio Review

International equities were generally weaker than US equities during the reporting period as the S&P 500 Index returned 16.9%—nearly twice that of the MSCI AC World Index, which covers approximately 85% of global investable equities. International small caps, as measured by the benchmark index, retreated below levels achieved during the fantastic run last year during the same period. Within the international equity space, developed stocks—as measured by the MSCI EAFE Index—were chiefly flat for the period while emerging countries returned 1.4%. After investors yanked billions of dollars out of emerging economies in 2013, some fears have seemingly subsided as the frequency of negative headlines has diminished over the trailing twelve months. In the Eurozone, June marked an attempt by the European Central Bank (“ECB”) to counter low inflation with further stimulus measures, including a record low main lending rate of 0.15%. Furthermore, in the third quarter, ECB President Mario Draghi committed to providing a liquidity backstop for Europe’s banking system while Japan avoided a slide into recession and confirmed its monetary policy stance. As the quantitative easing program in the US comes to its twilight, China and Japan have seen fresh shots of monetary stimulus from their central banks. Over the past quarter, the Chinese government injected approximately 500 billion yuan ($81.4 billion) into the country’s top five banks.

For the reporting period, six out of the ten economic sectors within the MSCI World ex USA Small Cap Index recorded a positive return. The benchmark index’s negative overall return during the reporting period was marked by high dispersion among sector returns. Divergent market performance over the reporting period was tied, in part, to a sizeable drop in oil prices. At the biannual meeting of OPEC nations on November 27, 2014, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low of $66/barrel, down 32% year-to-date. Companies in the MSCI World ex-US Small Cap Index energy sector participated in the sell-off, dipping -27%. Utilities bested all sectors by gaining 9.7% during the period.

Strong Stock Selection Drove the Fund’s Relative Outperformance Although All Three Segments Including Allocation and Region Were Additive.

The Fund’s notable outperformance versus the benchmark index was largely due to stock selection and, to a lesser extent, to region and sector allocations.

In terms of stock selection, the Fund’s holdings in the industrials, information technology and health care sectors were the largest contributors to performance during the reporting period. The Fund’s holdings in the consumer discretionary and utilities sectors detracted to a minor degree.

From a sector allocation perspective, an underweight in the financial sector and an overweight in the utility sector contributed to the Fund’s relative returns during the reporting period. Conversely, an underweight position in the consumer staples sector was the lone detractor from allocation results.

Selection by region was positive, particularly across Europe ex UK and Asia/Pacific ex Japan. However, the Fund’s holdings in North America somewhat muted fund selection during the reporting period.

Region allocation was positive, largely due to the Fund’s overweight in emerging markets and underweight in North America. This was slightly offset by underweight positions in Japan and Europe ex UK, which hindered relative results.

Sector and country weight deviations are a result of the Fund’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the health care sector and emerging region. By contrast, the largest relative underweights were in the materials sector and the Europe ex UK region.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Fund Class A	4.98%	17.89%
AllianzGI NFJ International Small-Cap Value Fund Class A (adjusted)	–0.79%	15.26%
AllianzGI NFJ International Small-Cap Value Fund Class C	4.24%	17.07%
AllianzGI NFJ International Small-Cap Value Fund Class C (adjusted)	3.24%	17.07%
AllianzGI NFJ International Small-Cap Value Fund Class D	4.98%	17.91%
AllianzGI NFJ International Small-Cap Value Fund Class P	5.17%	18.08%
AllianzGI NFJ International Small-Cap Value Fund Institutional Class	5.27%	18.20%
MSCI World ex USA Small Cap Index	–2.36%	15.67%
Lipper International Small/Mid-Cap Value Fund Average	0.66%	17.50%

† The Fund began operations on 6/1/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 4.06% for Class A shares, 4.91% for Class C shares, 5.81% for Class D shares, 3.88% for Class P shares and 3.91% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

68	November 30, 2014 |	Annual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Cumulative Returns Through November 30, 2014

Country Allocation (as of November 30, 2014)

United Kingdom	18.5%
Japan	15.5%
China	7.4%
Canada	7.1%
Australia	6.6%
Germany	5.3%
Hong Kong	5.0%
France	4.5%
Other	29.1%
Cash & Equivalents — Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$960.10	$956.50	$959.80	$960.70	$961.30
Expenses Paid During Period	$7.12	$10.79	$7.12	$6.39	$5.90

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,017.80	$1,014.04	$1,017.80	$1,018.55	$1,019.05
Expenses Paid During Period	$7.33	$11.11	$7.33	$6.58	$6.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2014	69

Unaudited

AllianzGI NFJ International Value II Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Kris Marca, CFA, Product Specialist Associate, and reviewed by L. Baxter Hines, CFA, Portfolio Manager/Analyst.

Fund Insights

For the reporting period ended November 30, 2014, Class A shares at NAV of the AllianzGI NFJ International Value II Fund (the “Fund”) returned 0.25%, outperforming the MSCI EAFE Index (the “benchmark index”), which returned -0.02%.

Portfolio Review

International equities were generally weaker than US equities during the reporting period as the S&P 500 returned 16.9%—nearly twice that of the MSCI AC World Index, which covers approximately 85% of global investable equities. Within the international equity space, developed stocks—as measured by the MSCI EAFE Index—were chiefly flat for the period while emerging countries returned 1.4%. After investors yanked billions of dollars out of emerging economies in 2013, some fears have seemingly subsided as the frequency of negative headlines has diminished over the trailing twelve months. In the Eurozone, June marked an attempt by the European Central Bank (ECB) to counter low inflation with further stimulus measures, including a record low main lending rate of 0.15%. Furthermore, in the third quarter, ECB President Mario Draghi committed to providing a liquidity backstop for Europe’s banking system while Japan avoided a slide into recession and confirmed its monetary policy stance. As the quantitative easing program in the US comes to its twilight, China and Japan have seen fresh shots of monetary stimulus from their central banks. Over the past quarter, the Chinese government injected approximately 500 billion yuan ($81.4 billion) into the country’s top five banks.

For the reporting period, five out of the ten economic sectors within the MSCI EAFE Index recorded a positive return. The benchmark index’s flat return over the reporting period was marked by high dispersion among sector returns. Divergent market performance over the period was tied, in part, to a sizeable drop in oil prices. At the biannual meeting of OPEC nations on November 27, 2014, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low of $66/barrel, down 32% year-to-date. Companies in the MSCI EAFE Index energy sector participated in the sell-off, dipping -12%. Health care bested all sectors by gaining 13.6% during the period.

Stock Selection Drove the Fund’s Relative Outperformance

The Fund’s absolute returns were positive and outperformed the benchmark index on a relative basis. Stock selection was the primary driver of the outperformance while allocation somewhat muted active relative returns.

In terms of stock selection, the Fund’s holdings in the consumer discretionary, information technology and industrials sectors were positive and outpaced benchmark index shares. Selection across the energy, utilities and consumer staples sectors detracted from results during the reporting period.

From a sector allocation perspective, an overweight in the energy sector and an underweight in the health care sector were primary performance detractors. This was partially offset by positive results from the Fund’s overweight in the consumer discretionary sector and underweight in the industrials sector over the trailing twelve-month period.

Selection by region was positive, particularly United Kingdom and Japan. However, the Fund’s holdings in Europe ex UK and Asia/Pacific ex Japan hindered relative results.

Region allocation was marginally negative due to the Fund’s overweight positions in emerging markets and underweight positions in Europe ex UK. This was offset by an overweight in North America, which improved relative results.

Sector and country weight deviations are a result of the Fund’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy sector and emerging markets region. By contrast, the largest relative underweights were in the industrials sector and Europe ex UK region.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI NFJ International Value II Fund Class A	0.25%	9.78%
AllianzGI NFJ International Value II Fund Class A (adjusted)	–5.26%	7.73%
AllianzGI NFJ International Value II Fund Class C	–0.53%	8.95%
AllianzGI NFJ International Value II Fund Class C (adjusted)	–1.47%	8.95%
AllianzGI NFJ International Value II Fund Class D	0.20%	9.76%
AllianzGI NFJ International Value II Fund Class P	0.40%	9.99%
AllianzGI NFJ International Value II Fund Institutional Class	0.45%	10.08%
MSCI EAFE Index	–0.02%	11.91%
Lipper International Multi-Cap Value Average	–1.35%	10.24%

† The Fund began operations on 12/1/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 7.16% for Class A shares, 8.26% for Class C shares, 7.04% for Class D shares, 6.87% for Class P shares and 6.77% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class D shares, 1.00% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

70	November 30, 2014 |	Annual Report

Unaudited

AllianzGI NFJ International Value II Fund (cont’d)

Cumulative Returns Through November 30, 2014

Country Allocation (as of November 30, 2014)

United Kingdom	22.4%
Japan	11.7%
Canada	10.0%
France	7.5%
Hong Kong	7.4%
China	5.1%
Germany	4.9%
Norway	4.1%
Other	25.1%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$945.50	$941.90	$945.30	$946.10	$946.30
Expenses Paid During Period	$5.85	$9.49	$5.85	$4.88	$4.64

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,019.05	$1,015.29	$1,019.05	$1,020.05	$1,020.31
Expenses Paid During Period	$6.07	$9.85	$6.07	$5.06	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.20% for Class D, 1.00% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2014	71

Unaudited

AllianzGI Short Duration High Income Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 2.60%, outperforming the BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (the “benchmark index”), which returned 2.44%.

Portfolio Review

While credit risk continued to be minimal, external factors exerted the largest influence on the market’s direction during the reporting period. These factors included Treasury rates, technical supply/demand in the market, geopolitical uncertainty and economic data points. Other factors included the Fed outlook and the sell-off in crude oil.

The high yield market was influenced by Treasury yields. After the 10-year Treasury yield fell from 3.03% at the beginning of the year to 2.72% in the first quarter, rates fell yet again to 2.53% in the second quarter. High yield bonds have a low correlation with Treasury bonds on a historical basis. However, as discussed in previous commentaries, BB-rated issuers are far more correlated with Treasuries today compared with previous cycles. This combination of higher correlation and the interest-rate decline had a positive influence on high yield prices in the first half of 2014.

During the third quarter, many market observers were partially correct in assessing the supply/demand flow activity as a major driver of the direction of high yield bond prices. However, the outflow activity had a far greater impact on pricing. There were a variety of data points in mutual fund flows, ETFs and institutional rebalancing cited as pushing prices lower.

In terms of the geopolitical landscape, recent headlines continued to add uncertainty for risk assets in the market. The added day-to-day volatility did not help the equity market or high yield bond pricing.

Another factor that influenced high yield markets during the period was the ongoing trend in economic statistics. Both current and expected statistics generally pointed to a US economy that is slowly grinding higher. While some of the data later in the third quarter were more mixed, the majority were positive. These trends helped confirm the prospects for the continued low default rate for high yield bonds.

Global central banks continued to be generally accommodative, and the US Fed governors’ comments maintained a dovish stance. However, unlike the investor interpretation in the first half of the year, sentiment in late July and early August shifted to a view that the Fed would begin to tighten more quickly than previously expected. The immediate result, albeit a potentially perverse reaction, was that risk assets immediately sold off. However, we believe the reality is that the Fed will tighten only in response to a more robust economy, and therefore the outlook is for more constructive corporate profits and low defaults.

Finally, the high yield market, which has an approximate weight of 15% in energy-related issuers, was impacted by a sharp sell-off in crude oil that accelerated into the end of the reporting period. Specific to the Fund, new high yield issuance and market prices over the year provided select opportunities to add attractive risk-adjusted issues from a number of industries to the portfolio.

Performance

The Fund gained with the market in the reporting period. The period included several positive single-name performers from a variety of industries. The majority of the Fund’s issuers met or exceeded earnings expectations, which helped contribute to absolute performance. Credit quality in the Fund remained relatively high. Building materials, cable & satellite TV and healthcare industries contributed to performance. In contrast, gaming, metals/mining and hotels were industries that detracted from the Fund’s relative performance.

For the reporting period, the Fund had bonds both tendered at a premium and securities called with proceeds used to provide cash liquidity to the Fund, or to reinvest in the market at attractive risk-adjusted expected returns. Bank loan weightings were reduced in favor of bonds.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	2.60%	5.85%
AllianzGI Short Duration High Income Fund Class A (adjusted)	0.29%	5.09%
AllianzGI Short Duration High Income Fund Class C	2.38%	5.45%
AllianzGI Short Duration High Income Fund Class C (adjusted)	1.40%	5.45%
AllianzGI Short Duration High Income Fund Class D	2.62%	5.85%
AllianzGI Short Duration High Income Fund Class P	2.74%	6.01%
AllianzGI Short Duration High Income Fund Institutional Class	2.81%	6.12%
BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	2.44%	6.93%

† The Fund began operations on 10/3/11. Benchmark return comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 0.90% for Class A shares, 1.16% for Class C shares, 1.08% for Class D shares, 0.71% for Class P shares and 0.61% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 0.85% for Class A shares, 1.10% for Class C shares, 0.85% for Class D shares, 0.70% for Class P shares and 0.61% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

72	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Cumulative Returns Through November 30, 2014

Industry Allocation (as of November 30, 2014)

Telecommunications	9.0%
Containers & Packaging	6.8%
Home Builders	6.7%
Retail	5.5%
Oil, Gas & Consumable Fuels	5.3%
Pipelines	4.8%
Building Materials	4.7%
Pharmaceuticals	4.6%
Other	49.4%
Cash & Equivalents — Net	3.2%

Moody’s Ratings* (as of November 30, 2014)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s or bonds that do not have a rating available are designated in the chart as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,002.00	$1,000.90	$1,002.10	$1,002.40	$1,002.60
Expenses Paid During Period	$4.27	$5.52	$4.27	$3.51	$3.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,020.81	$1,019.55	$1,020.81	$1,021.56	$1,022.06
Expenses Paid During Period	$4.31	$5.57	$4.31	$3.55	$3.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.10% for Class C, 0.85% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| November 30, 2014	73

Unaudited

AllianzGI Structured Return Fund (formerly AllianzGI Structured Alpha Fund)

For the period of December 1, 2013 through November 30, 2014, as provided by Greg Tournant, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A shares at NAV of the AllianzGI Structured Return Fund (the “Fund”) returned 3.46%, outperforming the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark index”), which returned 0.05%.

Portfolio Review

As equity markets continued their climb amid increasing economic and geopolitical uncertainty, the Fund was able to deliver consistent, positive performance for the one-year period ended November 30, 2014.

Early in the year, market conditions were challenging as fears of emerging-markets weakness led to an equity pullback that then sharply reversed itself. While the magnitude of the market’s moves was quite typical, the speed of the rebound made it difficult for the portfolio to fully capitalize on opportunities to generate stronger returns. Elevated option prices normally enable us to build safer and more lucrative positions as they rotate over several months. With the implied volatility round-tripping over just a two-week period from late January to early February, there was not enough time for the benefit to take hold. Still, our premium collection positions delivered steady gains, with minimal portfolio restructuring necessary. The Fund returned 0.20% for the quarter.

The Fund was able to generate stronger gains in the second quarter, despite rising markets and low volatility—which are terrific for equity investors, but for option investors can be challenging. The S&P 500 Index appreciated for the sixth consecutive quarter, returning 5.2%. Implied volatility declined to levels not observed since 2007. The Fund is designed to benefit from higher levels of market volatility, yet, importantly, still be able to perform when volatility is low. In keeping with the latter, the Fund gained 1.71% for the quarter. Even as increasing uncertainty crept into equity and fixed income markets at the end of the third quarter, the Fund continued to deliver positive performance. Despite several equity-market fluctuations, we were able to hold all our option positions to expiration with no restructuring, as is the objective. In July, the S&P 500 Index declined 1.38%, its first monthly decline since January. The portfolio was well positioned to endure this equity market move and posted only a modest decline. In August, as favorable economic data drove investor optimism, the S&P 500 Index climbed 4%. The Fund was also positive, up 1.17% as the expiration of option positions that had been marked down in July enabled the portfolio to recoup their realized gains. In September, the S&P 500 Index fell 1.4%. The Fund declined just 0.13% for the month.

As equity markets continued to post gains in October and November, the Fund’s A share delivered positive performance, bringing its calendar year-to-date performance to 3.50%.

As a reminder, the Structured Return Fund underwent a strategy and name change in July 2014. The Fund is now a more streamlined implementation of our previous portfolio, with the same investment team pursuing the same risk-return profile but with fewer option positions.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI Structured Return Fund Class A	3.46%	4.67%
AllianzGI Structured Return Fund Class A (adjusted)	–2.23%	1.74%
AllianzGI Structured Return Fund Class C	2.69%	3.86%
AllianzGI Structured Return Fund Class C (adjusted)	1.72%	3.86%
AllianzGI Structured Return Fund Class D	3.45%	4.74%
AllianzGI Structured Return Fund Class P	3.65%	4.84%
AllianzGI Structured Return Fund Institutional Class	3.78%	4.94%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.05%	0.06%
Lipper Absolute Return Funds Average	2.49%	3.49%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 5.43% for Class A shares, 5.00% for Class C shares, 4.38% for Class D shares, 4.06% for Class P shares and 3.73% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 7/31/15. The Fund’s expense ratios net of this reduction are 1.24% for Class A shares, 1.99% for Class C shares, 1.24% for Class D shares, 1.09% for Class P shares and 0.99% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

74	November 30, 2014 |	Annual Report

Unaudited

AllianzGI Structured Return Fund (formerly AllianzGI Structured Alpha Fund) (cont’d)

Cumulative Returns Through November 30, 2014

Asset Allocation (as of November 30, 2014)

Exchange-Traded Funds	91.3%
Cash & Equivalents — Net (including Options Purchased and Written)	8.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,020.20	$1,016.50	$1,020.20	$1,021.50	$1,021.40
Expenses Paid During Period	$6.43	$10.16	$6.18	$5.93	$5.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,018.70	$1,014.99	$1,018.95	$1,019.20	$1,019.95
Expenses Paid During Period	$6.43	$10.15	$6.17	$5.92	$5.16

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.27% for Class A, 2.01% for Class C, 1.22% for Class D, 1.17% for Class P and 1.02% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| November 30, 2014	75

Unaudited

AllianzGI Ultra Micro Cap Fund

For the period of December 1, 2013 through November 30, 2014, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned -1.98%, underperforming the Russell Microcap Growth Index (the “benchmark index”), which returned 1.40%.

Portfolio Review

In general, US stocks closed higher despite episodes of equity market volatility throughout the reporting period.

In December 2013, the Fed announced plans to reduce asset purchases beginning in January 2014, but reinforced expectations for continued accommodative central bank policies. These remarks were construed as bullish and provided a boost to equities. Subsequent to major US indices reaching new all-time highs, a correction ensued. Global economic uncertainty and geopolitical tensions were sources of concern. However, depressed investor sentiment coincided with a near-term stock market bottom and a sharp rally in US equities that lasted through March. During this period, US corporations reported healthy fourth-quarter results.

In the second quarter, strength in large cap, broad-based indices masked pockets of weakness and investor rotation. Select Information technology and health care shares, in particular biotechnology, underperformed as well as high-valuation and momentum-oriented companies. Furthermore, investors rotated out of small cap and growth stocks and into large cap and value-oriented equities. In the latter half of the second quarter, all of these trends largely reversed. Outside of stocks, the 10-year US Treasury yield continued to languish near recent lows, confounding investors in light of improving economic data, equity market strength and steady Fed tapering. Lastly, Iraq- and Ukraine-related headlines garnered attention.

Large caps gained modestly in the months that followed, while selling pressure was more concentrated in smaller companies as speculation around Fed commentary and geopolitical concerns prompted investors to reduce exposure to risk assets. Equities found support in August and rallied into mid-September. Healthy second-quarter earnings, elevated M&A activity and a robust IPO market were sources of strength. A reassuring Fed and stronger-than-expected economic reports were supportive also.

As the end of the reporting period neared, the S&P 500 Index fell nearly 10% on global growth concerns. However, the stock market correction was short-lived. The aforementioned index rebounded sharply in the weeks that followed and recorded a fresh all-time high in November. Slowing global economic momentum and benign inflation readings led to further accommodation by the BoJ, hints of aggressive action by European Central Bank President, Mario Draghi, and a surprise rate cut by the PBoC. These policies bolstered US equities as well as US Treasuries and the US dollar. A robust final third-quarter GDP report was met with more moderate economic data and corporate profits were generally better than expected. Lastly, the price of crude oil tumbled on fears supply would continue to outstrip demand, with OPEC deciding against production cuts.

Against this backdrop, the Russell Microcap Index returned 0.79% and underperformed the Russell 2000 Index, which returned 3.99%. Within the microcap universe, growth-oriented stocks outpaced value-oriented stocks.

Specific to the Russell Microcap Growth Index, sector performance was mixed. Health care and telecommunications were the strongest-performing sectors followed by financial and utilities. In contrast, the energy sector declined the most, followed by materials, consumer staples and information technology.

Performance

The Fund underperformed its benchmark index over the reporting period. From an attribution perspective, security selection and asset allocation both negatively influenced relative performance, asset allocation to a lesser degree. For example, stock picking in the energy, information technology and health care sectors detracted and negatively influenced relative performance. Conversely, security selection in consumer discretionary, materials and consumer staples had a positive impact on relative returns. Separately, an underweight in health care and an overweight in industrials hindered performance. However, an underweight in materials was partially offsetting.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	–1.98%	23.34%	14.54%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	–7.37%	21.95%	13.60%
AllianzGI Ultra Micro Cap Fund Class P	–1.77%	23.61%	14.81%
AllianzGI Ultra Micro Cap Fund Institutional Class	–1.84%	23.71%	14.91%
Russell Microcap Growth Index	1.40%	17.20%	8.83%
Lipper Small-Cap Growth Funds Average	2.80%	17.08%	9.05%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s expense ratios are 2.30% for Class A shares, 2.07% for Class P shares and 2.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

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Unaudited

AllianzGI Ultra Micro Cap Fund (cont’d)

Cumulative Returns Through November 30, 2014

Industry Allocation (as of November 30, 2014)

Health Care Equipment & Supplies	10.5%
Semiconductors & Semiconductor Equipment	6.4%
Road & Rail	5.2%
Internet Software & Services	4.8%
Machinery	4.8%
Health Care Providers & Services	4.7%
Software	4.1%
Pharmaceuticals	4.1%
Other	53.9%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$998.60	$1,000.30	$999.90
Expenses Paid During Period	$11.07	$9.68	$10.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,013.99	$1,015.39	$1,015.04
Expenses Paid During Period	$11.16	$9.75	$10.10

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.21% for Class A, 1.93% for Class P and 2.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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AllianzGI U.S. Equity Hedged Fund

For the period of December 1, 2013 through November 30, 2014, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A shares at NAV of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned 9.63%, underperforming the S&P 500 Index (the “benchmark index”), which returned 16.86%.

Portfolio Review

The Fund appreciated for the one-year period ended November 30, 2014, smoothing out the volatility of the broad equity market but lagging on a relative basis.

As a reminder, the Fund seeks to provide protection against downside equity-market moves while asymmetrically preserving the upside potential of the underlying equity portfolio. This strategy seeks its objective by buying laddered, long-duration index put options at, and selling short-duration index calls at, varying strike distances. By resetting our call strikes every few weeks, we aim to stay out of the way of a rising equity market.

Compared with equities, the Fund held up better during January’s 3.46% S&P 500 Index decline, but could not keep pace due to the rate of ascent of February’s 4.57% index rebound. Given the low volatility environment in the first quarter, our near-term short call positions had generally been written around 3% to 4% out-of-the-money. So while our option positions added value in January, our short call strikes were unable to avoid truncating the benchmark index’s rapid February run-up.

US equity markets climbed to all-time highs in the second quarter, with the S&P 500 Index posting its sixth consecutive quarter of gains. The Fund performed in line with expectations, largely keeping pace with the S&P 500 Index despite the market’s continued rally.

Following a brief pullback in early April, the S&P 500 Index climbed 4.5% in May and June, driven by strength in energy and utility shares. However, the market’s advance was gradual enough for us to meaningfully capture the equity appreciation. Equally important, the portfolio was hedged at all times for a market correction or crash.

With equity markets mixed in the third quarter, the Fund performed in line with expectations. In July, the S&P 500 Index returned -1.38%, its first negative month since the start of the year. In August, the S&P 500 Index went on to gain 4.00%, then decline 1.40% in September. The portfolio’s long put positions cushioned the market declines in July and September, but the Fund was unable to keep pace with August’s equity market ascent. In October and November, the Fund largely kept pace with the gradual rising equity market. Year-to-date, the Fund is up 7.31%.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	9.63%	12.34%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	3.60%	9.19%
AllianzGI U.S. Equity Hedged Fund Class C	8.85%	11.54%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	7.85%	11.54%
AllianzGI U.S. Equity Hedged Fund Class D	9.59%	12.35%
AllianzGI U.S. Equity Hedged Fund Class P	9.77%	12.54%
AllianzGI U.S. Equity Hedged Fund Institutional Class	9.93%	12.66%
S&P 500 Index	16.86%	23.82%
Lipper Alternative Long/Short Equity Funds Average	4.65%	9.42%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 7.57% for Class A shares, 8.86% for Class C shares, 7.53% for Class D shares, 6.47% for Class P shares and 6.58% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/15. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.34% for Class D shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

78	November 30, 2014 |	Annual Report

Unaudited

AllianzGI U.S. Equity Hedged Fund (cont’d)

Cumulative Returns Through November 30, 2014

Industry Allocation (as of November 30, 2014)

Oil, Gas & Consumable Fuels	6.3%
Pharmaceuticals	5.9%
Banks	5.4%
Technology Hardware, Storage & Peripherals	4.7%
Software	3.5%
Media	3.3%
IT Services	3.0%
Internet Software & Services	3.0%
Other	61.1%
Cash & Equivalents — Net (including Options Purchased and Written)	3.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,050.00	$1,045.90	$1,049.70	$1,050.70	$1,051.40
Expenses Paid During Period	$6.42	$10.26	$6.42	$5.65	$5.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,018.80	$1,015.04	$1,018.80	$1,019.55	$1,020.05
Expenses Paid During Period	$6.33	$10.10	$6.33	$5.57	$5.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.25% for Class D, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI U.S. Small-Cap Growth Fund (formerly AllianzGl U.S. Emerging Growth Fund)

For the period of December 1, 2013 through November 30, 2014, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the reporting period ended November 30, 2014, Class A Shares at NAV of the AllianzGI U.S. Small-Cap Growth Fund (the “Fund”) returned 1.31%, underperforming the Russell 2000 Growth Index (the “benchmark index”), which returned 4.66%.

Portfolio Review

In general, US stocks closed higher despite episodes of equity market volatility throughout the reporting period.

In December 2013, the Fed announced plans to reduce asset purchases beginning in January 2014, but reinforced expectations for continued accommodative central bank policies. These remarks were construed as bullish and provided a boost to equities. Subsequent to major US indices reaching new all-time highs, a correction ensued. Global economic uncertainty and geopolitical tensions were sources of concern. However, depressed investor sentiment coincided with a near-term stock market bottom and a sharp rally in US equities that lasted through March. During this period, US corporations reported healthy fourth-quarter results.

In the second quarter, strength in large cap, broad-based indices masked pockets of weakness and investor rotation. Select Information Technology and Health Care shares, in particular biotechnology, underperformed as well as high-valuation and momentum-oriented companies. Furthermore, investors rotated out of small cap and growth stocks and into large cap and value-oriented equities. In the latter half of the second quarter, all of these trends largely reversed. Outside of stocks, the 10-year US Treasury yield continued to languish near recent lows, confounding investors in light of improving economic data, equity market strength and steady Fed tapering. Lastly, Iraq- and Ukraine-related headlines garnered attention.

Large caps gained modestly in the months that followed, while selling pressure was more concentrated in smaller companies as speculation around Fed commentary and geopolitical concerns prompted investors to reduce exposure to risk assets. Equities found support in August and rallied into mid-September. Healthy second-quarter earnings, elevated M&A activity and a robust IPO market were sources of strength. A reassuring Fed and stronger-than-expected economic reports were supportive also.

As the end of the reporting period neared, the S&P 500 Index fell nearly 10% on global growth concerns. However, the stock market correction was short-lived. The aforementioned index rebounded sharply in the weeks that followed and recorded a fresh all-time high in November. Slowing global economic momentum and benign inflation readings led to further accommodation by the BoJ, hints of aggressive action by Mario Draghi and a surprise rate cut by the PBoC. These policies bolstered US equities as well as US Treasuries and the US dollar. A robust final third-quarter GDP report was met with more moderate economic data and corporate profits were generally better than expected. Lastly, the price of crude oil tumbled on fears supply would continue to outstrip demand, with OPEC deciding against production cuts.

Against this backdrop, the Russell 2000 Index returned 3.99% and underperformed the Russell 1000 Index, which returned 16.56%. Within the small cap universe, growth-oriented stocks outperformed value-oriented stocks.

Specific to the Russell 2000 Growth Index, sector performance was mixed. Health Care and consumer staples were the strongest-performing sectors, followed by information technology and financials. In contrast, the energy sector declined the most, followed by utilities, materials and consumer discretionary.

Performance

The Fund underperformed its benchmark index over the reporting period. From an attribution perspective, security selection and asset allocation both negatively influenced relative performance, security selection to a lesser degree. In particular, stock picking in the industrials, consumer discretionary and materials sectors had a positive impact on relative returns. Conversely, security selection within the information technology, financials, energy and consumer staples sectors detracted and negatively influenced relative performance. Separately, an underweight in health care and consumer staples and an overweight in Industrials hindered performance.

Average Annual Total Return for the period ended November 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI U.S. Small-Cap Growth Fund Class A	1.31%	16.25%	9.22%	7.81%
AllianzGI U.S. Small-Cap Growth Fund Class A (adjusted)	–4.27%	14.94%	8.61%	7.52%
AllianzGI U.S. Small-Cap Growth Fund Class C	0.53%	15.40%	8.42%	7.01%
AllianzGI U.S. Small-Cap Growth Fund Class C (adjusted)	–0.38%	15.40%	8.42%	7.01%
AllianzGI U.S. Small-Cap Growth Fund Class D	1.31%	16.27%	9.23%	7.81%
AllianzGI U.S. Small-Cap Growth Fund Class R	1.03%	15.99%	8.97%	7.55%
AllianzGI U.S. Small-Cap Growth Fund Class P	1.47%	16.53%	9.49%	8.08%
AllianzGI U.S. Small-Cap Growth Fund Institutional Class	1.57%	16.64%	9.60%	8.18%
Russell 2000 Growth Index	4.66%	18.04%	8.61%	7.24%
Lipper Small-Cap Growth Funds Average	2.80%	17.08%	8.12%	9.27%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 82 and 83 for more information. The Fund’s gross expense ratios are 1.91% for Class A shares, 2.73% for Class C shares, 2.00% for Class D shares, 2.16% for Class R shares, 1.74% for Class P shares and 1.69% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/15. The Fund’s expense ratios net of this reduction are 1.40% for Class A shares, 2.20% for Class C shares, 1.42% for Class D shares, 1.65% for Class R shares, 1.25% for Class P shares and 1.16% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2014, as supplemented to date.

80	November 30, 2014 |	Annual Report

Unaudited

AllianzGI U.S. Small-Cap Growth Fund (formerly AllianzGI U.S. Emerging Growth Fund) (cont’d)

Cumulative Returns Through November 30, 2014

Industry Allocation (as of November 30, 2014)

Software	8.8%
Banks	5.9%
Semiconductors & Semiconductor Equipment	5.9%
Pharmaceuticals	5.5%
Hotels, Restaurants & Leisure	5.2%
Health Care Providers & Services	4.9%
Road & Rail	3.9%
Biotechnology	3.7%
Other	53.3%
Cash & Equivalents — Net	2.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,021.20	$1,017.10	$1,021.20	$1,019.70	$1,022.20	$1,022.10
Expenses Paid During Period	$7.09	$11.12	$7.19	$8.35	$6.34	$5.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/14)	$1,018.05	$1,014.04	$1,017.95	$1,016.80	$1,018.80	$1,019.25
Expenses Paid During Period	$7.08	$11.11	$7.18	$8.34	$6.33	$5.87

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.40% for Class A, 2.20% for Class C, 1.42% for Class D, 1.65% for Class R, 1.25% for Class P and 1.16% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes for AllianzGI Global Water Fund are A, C, D and P, and the Institutional Class shares were first offered in 7/08. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI U.S. Small-Cap Growth Fund (10/93), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class B shares of Allianz Multi-Strategy Funds are not available for purchase, except through exchanges and dividend reinvestments for any Funds with Class B shares outstanding (currently only AllianzGI Global Allocation Fund).

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Investment Manager and Sub-Advisers have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes), on the Allianz Global Investors Distributors website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

82	November 30, 2014 |	Annual Report

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through November 30, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). Presentations of credit ratings information in this report use ratings provided by Moody’s for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. Bonds not rated by Moody’s or bonds that do not have a rating available from Moody’s are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors US LLC, the sub-adviser to the applicable Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual Total/Cumulative Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes).

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Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Global Aggregate Index

The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the US Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality and maturity.

Barclays Global High Yield Index	The Barclays Global High Yield Index is an unmanaged index considered representative of fixed rate, non-investment grade debt of companies in the US, developed markets and emerging markets.

Barclays US Aggregate Index	The Barclays US Aggregate Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment grade, fixed rate, taxable bond market.

Barclays US Credit Index	The Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays US Government Bond Index	The Barclays US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the US Government.

Barclays US Government Inflation-Linked Bond Index	Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Bloomberg Commodity Index	Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of the BofA Merrill Lynch US Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market.

BofA Merrill Lynch 3-Month US Treasury Bill Index	The BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month US Treasury markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

BofA Merrill Lynch US High Yield Constrained Index	The BofA Merrill Lynch US High Yield Constrained Index is a modified market capitalization-weighted index of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Consumer Price Index	The Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

84	November 30, 2014 |	Annual Report

Index	Description
Dow Jones UBS Commodity Index	The Dow Jones UBS Commodity Index is composed of futures contracts on 19 physical commodities.

Dow Jones US Select REIT Index	The Dow Jones US Select REIT Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960.

Ibovespa Equity Index	The Ibovespa Index is a gross total return index weighted by traded volume & is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI)	The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging market countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM)	The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Variations of the index are available to allow investors to select the most appropriate benchmark for their objectives.

MICEX Equity Index	MICEX Index is cap-weighted composite index calculated based on prices of the 50 most liquid Russian stocks of the largest and dynamically developing Russian issuers presented on the Moscow Exchange.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI China Index	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as “B-shares” on the Shanghai and Shenzhen exchanges.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets.

MSCI World Energy Index	The MSCI World Energy Index is designed to capture the large and mid-cap segments across 23 Developed Markets (DM) countries*. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®).

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across 23 of 24 of developed market countries (excluding the United States).

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI World Minimum Volatility Index	MSCI World Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid cap equity universe across 24 developed market countries. The index is calculated by optimizing the MSCI World Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI World Index.

Annual Report	| November 30, 2014	85

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
MSCI World Real Estate Index	The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid-cap equity REITs across 23 Developed Markets (DM) countries*, which generate a majority of their revenue and income from real estate rental and leasing operations. With 103 constituents, it represents about 85% of the REIT universe in each country and all securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®).

Purchasing Managers Index	An indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

Real Return Target Date Index; RR Target 2015 Index; RR Target 2020 Index; RR Target 2025 Index; RR Target 2030 Index; RR Target 2035 Index; RR Target 2040 Index; RR Target 2045 Index; RR Target 2050 Index; RR Target 2040+ Index; RR Today Index	Each of the Real Return Target 2015, Real Return Target 2020, Real Return Target 2025, Real Return Target 2030, Real Return Target 2035, Real Return Target 2040, Real Return Target 2045, Real Return Target 2050, Real Return Target 40+ and Real Return Target Today Indices (for purposes of this paragraph, the “New Primary Indices”) is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index. Each of the New Primary Indices is calculated using the methodology of, and is maintained by, S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC). The New Primary Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the New Primary Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Allianz Global Investors GmbH.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index and represents approximately 10% of total market capitalization of that index.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

US Dollar Index (DXY)	The USD Index measures the performance of the US Dollar against a basket of currencies: EUR, JPY, GBP, CAD, CHF and SEK. It includes 9 chart types, 1 up to 1,000 periods and a vast range of customizable technical indicators.

USD Overnight LIBOR	USD Overnight LIBOR (London Interbank Offered Rate) is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

86	November 30, 2014 |	Annual Report

Schedule of Investments

November 30, 2014

AllianzGI Retirement 2015 Fund

	Shares	Value
Mutual Funds—78.3%
AllianzGI Behavioral Advantage Large Cap (a)(b)	28,367	$732,722
AllianzGI Best Styles Global Equity (a)(e)(g)	50,420	835,957
AllianzGI Emerging Markets Opportunities (a)(b)	12,804	344,434
AllianzGI Global Managed Volatility (a)(b)	18,318	345,294
AllianzGI Global Natural Resources (a)(b)	26,314	449,184
AllianzGI Income & Growth (a)(b)	53,512	687,634
AllianzGI International Managed Volatility (a)(b)	23,642	342,803
AllianzGI NFJ Dividend Value (a)(b)	29,277	509,118
AllianzGI NFJ International Value (a)(b)	22,844	510,111
AllianzGI NFJ Mid-Cap Value (a)(b)	12,384	338,834
AllianzGI Short Duration High Income (a)(b)	143,124	2,232,732
AllianzGI U.S. Managed Volatility (a)(b)	140,243	2,319,627
AllianzGI U.S. Small-Cap Growth (a)(b)	19,114	338,511
PIMCO Commodity RealReturn Strategy (a)(b)	179,604	890,836
PIMCO Income (a)(b)	386,223	4,893,441
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	125,437	1,031,092
PIMCO Mortgage Opportunities (a)(b)	154,105	1,719,811
PIMCO Real Return (a)(b)	512,750	5,850,474
PIMCO Senior Floating Rate (a)(b)	101,838	1,032,636
Templeton Frontier Markets (d)	24,124	401,666
Voya Global Real Estate (c)	25,341	517,709
Wells Fargo Advantage Short-Term High Yield Bond (f)	63,498	516,240

Total Mutual Funds (cost—$25,688,913)		26,840,866

Exchange-Traded Funds—21.0%
iShares Core S&P 500	1,752	365,432
iShares MSCI Spain Capped	6,785	261,969
PIMCO 1-5 Year U.S. TIPS Index (a)	125,450	6,584,871

Total Exchange-Traded Funds (cost—$7,236,943)		7,212,272

	Principal Amount (000s)	Value
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $243,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $251,738 including accrued interest
(cost—$243,000)	$243	$243,000

Total Investments (cost—$33,168,856)—100.0%		34,296,138

Liabilities in excess of other assets—(0.0)%		(16,824)

Net Assets—100.0%		$34,279,314

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds—79.5%
AllianzGI Behavioral Advantage Large Cap (a)(b)	52,411	$1,353,780
AllianzGI Best Styles Global Equity (a)(e)(g)	95,338	1,580,708
AllianzGI Emerging Markets Opportunities (a)(b)	23,674	636,829
AllianzGI Global Managed Volatility (a)(b)	33,456	630,637
AllianzGI Global Natural Resources (a)(b)	51,709	882,672
AllianzGI Income & Growth (a)(b)	108,794	1,397,999
AllianzGI International Managed Volatility (a)(b)	43,143	625,578
AllianzGI NFJ Dividend Value (a)(b)	53,749	934,687
AllianzGI NFJ International Value (a)(b)	47,902	1,069,648
AllianzGI NFJ Mid-Cap Value (a)(b)	31,826	870,755
AllianzGI Short Duration High Income (a)(b)	262,704	4,098,179
AllianzGI U.S. Managed Volatility (a)(b)	274,986	4,548,262
AllianzGI U.S. Small-Cap Growth (a)(b)	45,947	813,714
PIMCO CommoditiesPLUS® Strategy (a)(b)	66,408	589,706
PIMCO Commodity RealReturn Strategy (a)(b)	338,812	1,680,506
PIMCO Income (a)(b)	707,292	8,961,393
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	272,694	2,241,544
PIMCO Mortgage Opportunities (a)(b)	252,986	2,823,319
PIMCO Real Return (a)(b)	805,799	9,194,165
PIMCO Senior Floating Rate (a)(b)	185,782	1,883,833
Templeton Frontier Markets (d)	62,292	1,037,166
Voya Global Real Estate (c)	46,647	953,005
Wells Fargo Advantage Short-Term High Yield Bond (f)	115,859	941,934

Total Mutual Funds (cost—$48,212,474)		49,750,019

Exchange-Traded Funds—20.1%
iShares Core S&P 500	3,180	663,284
iShares MSCI Spain Capped	18,352	708,571
PIMCO 1-5 Year U.S. TIPS Index (a)	213,367	11,199,634

Total Exchange-Traded Funds (cost—$12,626,093)		12,571,489

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	87

Schedule of Investments

November 30, 2014

	Principal Amount (000s)	Value
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $323,000; collateralized by U.S. Treasury Notes, 2.00%, due 9/30/20, valued at $330,688 including accrued interest
(cost—$323,000)	$323	$323,000

Total Investments (cost—$61,161,567)—100.1%		62,644,508

Liabilities in excess of other assets—(0.1)%		(57,645)

Net Assets—100.0%		$62,586,863

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds—82.2%
AllianzGI Behavioral Advantage Large Cap (a)(b)	69,677	$1,799,756
AllianzGI Best Styles Global Equity (a)(e)(g)	99,123	1,643,457
AllianzGI Emerging Markets Opportunities (a)(b)	24,436	657,324
AllianzGI Global Managed Volatility (a)(b)	45,413	856,028
AllianzGI Global Natural Resources (a)(b)	71,274	1,216,646
AllianzGI Income & Growth (a)(b)	127,854	1,642,920
AllianzGI International Managed Volatility (a)(b)	45,085	653,739
AllianzGI International Small-Cap (a)(b)	26,379	967,565
AllianzGI NFJ Dividend Value (a)(b)	55,952	972,997
AllianzGI NFJ International Small-Cap Value (a)(b)	15,167	327,456
AllianzGI NFJ International Value (a)(b)	58,163	1,298,789
AllianzGI NFJ Mid-Cap Value (a)(b)	35,500	971,280
AllianzGI Short Duration High Income (a)(b)	273,283	4,263,208
AllianzGI U.S. Managed Volatility (a)(b)	278,419	4,605,053
AllianzGI U.S. Small-Cap Growth (a)(b)	55,370	980,604
PIMCO CommoditiesPLUS® Strategy (a)(b)	68,845	611,342
PIMCO Commodity RealReturn Strategy (a)(b)	391,058	1,939,647
PIMCO Income (a)(b)	726,827	9,208,903
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	320,506	2,634,560
PIMCO Mortgage Opportunities (a)(b)	235,339	2,626,379
PIMCO Real Return (a)(b)	776,967	8,865,189
PIMCO Senior Floating Rate (a)(b)	194,217	1,969,358
Templeton Frontier Markets (d)	68,836	1,146,120
Voya Global Real Estate (c)	48,512	991,101
Wells Fargo Advantage Short-Term High Yield Bond (f)	80,732	656,350

Total Mutual Funds (cost—$51,846,819)		53,505,771

Exchange-Traded Funds—17.4%
iShares Core S&P 500	3,341	696,866
iShares MSCI Spain Capped	22,788	879,845
PIMCO 1-5 Year U.S. TIPS Index (a)	186,740	9,801,982

Total Exchange-Traded Funds (cost—$11,381,892)		11,378,693

	Principal Amount (000s)	Value
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $235,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $241,463 including accrued interest
(cost—$235,000)	$235	$235,000

Total Investments (cost—$63,463,711)—100.0%		65,119,464

Liabilities in excess of other assets—(0.0)%		(11,929)

Net Assets—100.0%		$65,107,535

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

88	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds—86.4%
AllianzGI Behavioral Advantage Large Cap (a)(b)	75,923	$1,961,100
AllianzGI Best Styles Global Equity (a)(e)(g)	119,723	1,984,999
AllianzGI Emerging Markets Opportunities (a)(b)	24,079	647,721
AllianzGI Global Managed Volatility (a)(b)	52,978	998,630
AllianzGI Global Natural Resources (a)(b)	71,398	1,218,767
AllianzGI Income & Growth (a)(b)	136,368	1,752,327
AllianzGI International Managed Volatility (a)(b)	110,452	1,601,557
AllianzGI International Small-Cap (a)(b)	26,502	972,106
AllianzGI NFJ Dividend Value (a)(b)	55,841	971,079
AllianzGI NFJ International Small-Cap Value (a)(b)	15,105	326,118
AllianzGI NFJ International Value (a)(b)	57,875	1,292,347
AllianzGI NFJ Mid-Cap Value (a)(b)	42,205	1,154,731
AllianzGI Short Duration High Income (a)(b)	267,096	4,166,696
AllianzGI Ultra Micro Cap (a)(b)	13,436	321,522
AllianzGI U.S. Managed Volatility (a)(b)	274,787	4,544,976
AllianzGI U.S. Small-Cap Growth (a)(b)	65,708	1,163,697
PIMCO CommoditiesPLUS® Strategy (a)(b)	135,791	1,205,828
PIMCO Commodity RealReturn Strategy (a)(b)	435,830	2,161,718
PIMCO Income (a)(b)	662,382	8,392,384
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	400,754	3,294,195
PIMCO Mortgage Opportunities (a)(b)	230,612	2,573,626
PIMCO Real Return (a)(b)	679,226	7,749,971
PIMCO Senior Floating Rate (a)(b)	190,866	1,935,383
Templeton Frontier Markets (d)	73,936	1,231,039
Voya Global Real Estate (c)	64,313	1,313,920
Wells Fargo Advantage Short-Term High Yield Bond (f)	78,981	642,118

Total Mutual Funds (cost—$53,086,926)		55,578,555

Exchange-Traded Funds—13.0%
iShares Core S&P 500	3,112	649,101
iShares MSCI Spain Capped	25,676	991,350
PIMCO 1-5 Year U.S. TIPS Index (a)	128,034	6,720,505

Total Exchange-Traded Funds (cost—$8,339,463)		8,360,956

	Principal Amount (000s)	Value
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $378,000; collateralized by U.S. Treasury Notes, 2.00%, due 9/30/20, valued at $386,650 including accrued interest
(cost—$378,000)	$378	$378,000

Total Investments (cost—$61,804,389)—100.0%		64,317,511

Liabilities in excess of other assets—(0.0)%		(12,051)

Net Assets—100.0%		$64,305,460

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds—88.4%
AllianzGI Behavioral Advantage Large Cap (a)(b)	69,317	$1,790,460
AllianzGI Best Styles Global Equity (a)(e)(f)	179,421	2,974,801
AllianzGI Emerging Markets Opportunities (a)(b)	30,157	811,230
AllianzGI Global Managed Volatility (a)(b)	71,853	1,354,429
AllianzGI Global Natural Resources (a)(b)	58,639	1,000,972
AllianzGI Income & Growth (a)(b)	126,233	1,622,088
AllianzGI International Managed Volatility (a)(b)	111,283	1,613,605
AllianzGI International Small-Cap (a)(b)	23,115	847,848
AllianzGI NFJ Dividend Value (a)(b)	61,380	1,067,393
AllianzGI NFJ International Small-Cap Value (a)(b)	12,479	269,426
AllianzGI NFJ International Value (a)(b)	47,855	1,068,596
AllianzGI NFJ Mid-Cap Value (a)(b)	38,944	1,065,519
AllianzGI Short Duration High Income (a)(b)	190,255	2,967,976
AllianzGI Ultra Micro Cap (a)(b)	29,536	706,801
AllianzGI U.S. Managed Volatility (a)(b)	235,611	3,897,002
AllianzGI U.S. Small-Cap Growth (a)(b)	69,860	1,237,220
PIMCO CommoditiesPLUS® Strategy (a)(b)	113,280	1,005,925
PIMCO Commodity RealReturn Strategy (a)(b)	425,521	2,110,582
PIMCO Income (a)(b)	512,610	6,494,774
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	395,557	3,251,478
PIMCO Mortgage Opportunities (a)(b)	96,832	1,080,640
PIMCO Real Return (a)(b)	473,553	5,403,242
PIMCO Senior Floating Rate (a)(b)	159,786	1,620,231
Templeton Frontier Markets (d)	66,074	1,100,127
Voya Global Real Estate (c)	53,219	1,087,267

Total Mutual Funds (cost—$45,492,013)		47,449,632

Exchange-Traded Funds—11.0%
iShares Core S&P 500	2,560	533,965
iShares MSCI Spain Capped	27,221	1,051,003
PIMCO 1-5 Year U.S. TIPS Index (a)	81,943	4,301,188

Total Exchange-Traded Funds (cost—$5,855,703)		5,886,156

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	89

Schedule of Investments

November 30, 2014

	Principal Amount (000s)	Value
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $327,000; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $338,250 including accrued interest
(cost—$327,000)	$327	$327,000

Total Investments (cost—$51,674,716)—100.0%		53,662,788

Other assets less liabilities—0.0%		19,256

Net Assets—100.0%		$53,682,044

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds—91.5%
AllianzGI Behavioral Advantage Large Cap (a)(b)	59,596	$1,539,363
AllianzGI Best Styles Global Equity (a)(e)(f)	212,012	3,515,152
AllianzGI Emerging Markets Opportunities (a)(b)	24,800	667,120
AllianzGI Global Managed Volatility (a)(b)	81,812	1,542,148
AllianzGI Global Natural Resources (a)(b)	48,606	829,708
AllianzGI Income & Growth (a)(b)	113,073	1,452,990
AllianzGI International Managed Volatility (a)(b)	90,328	1,309,757
AllianzGI International Small-Cap (a)(b)	23,754	871,302
AllianzGI NFJ Dividend Value (a)(b)	62,410	1,085,310
AllianzGI NFJ International Small-Cap Value (a)(b)	12,356	266,756
AllianzGI NFJ International Value (a)(b)	49,044	1,095,142
AllianzGI NFJ Mid-Cap Value (a)(b)	31,958	874,373
AllianzGI Short Duration High Income (a)(b)	139,590	2,177,612
AllianzGI Ultra Micro Cap (a)(b)	27,561	659,528
AllianzGI U.S. Managed Volatility (a)(b)	225,813	3,734,952
AllianzGI U.S. Small-Cap Growth (a)(b)	62,049	1,098,885
PIMCO CommoditiesPLUS® Strategy (a)(b)	97,083	862,101
PIMCO Commodity RealReturn Strategy (a)(b)	406,832	2,017,889
PIMCO Income (a)(b)	362,913	4,598,106
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	403,135	3,313,772
PIMCO Real Return (a)(b)	307,455	3,508,059
PIMCO Senior Floating Rate (a)(b)	86,291	874,988
Templeton Frontier Markets (d)	62,475	1,040,213
Voya Global Real Estate (c)	43,308	884,787

Total Mutual Funds (cost—$37,392,185)		39,820,013

Exchange-Traded Funds—8.1%
iShares Core S&P 500	2,183	455,330
iShares MSCI Spain Capped	22,945	885,906
PIMCO 1-5 Year U.S. TIPS Index (a)	41,497	2,178,178

Total Exchange-Traded Funds (cost—$3,473,034)		3,519,414

	Principal Amount (000s)	Value
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $237,000; collateralized by U.S. Treasury Notes, 2.00%, due 9/30/20, valued at $244,200 including accrued interest
(cost—$237,000)	$237	$237,000

Total Investments (cost—$41,102,219)—100.1%		43,576,427

Liabilities in excess of other assets—(0.1)%		(33,210)

Net Assets—100.0%		$43,543,217

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

90	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds—94.5%
AllianzGI Behavioral Advantage Large Cap (a)(b)	46,689	$1,205,983
AllianzGI Best Styles Global Equity (a)(e)(f)	145,489	2,412,208
AllianzGI Emerging Markets Opportunities (a)(b)	19,925	535,994
AllianzGI Global Managed Volatility (a)(b)	56,969	1,073,867
AllianzGI Global Natural Resources (a)(b)	29,057	496,005
AllianzGI Income & Growth (a)(b)	72,979	937,779
AllianzGI International Managed Volatility (a)(b)	60,659	879,557
AllianzGI International Small-Cap (a)(b)	20,141	738,767
AllianzGI NFJ Dividend Value (a)(b)	38,019	661,157
AllianzGI NFJ International Small-Cap Value (a)(b)	11,131	240,308
AllianzGI NFJ International Value (a)(b)	35,571	794,296
AllianzGI NFJ Mid-Cap Value (a)(b)	25,088	686,407
AllianzGI Short Duration High Income (a)(b)	77,138	1,203,345
AllianzGI Ultra Micro Cap (a)(b)	16,889	404,148
AllianzGI U.S. Managed Volatility (a)(b)	158,912	2,628,396
AllianzGI U.S. Small-Cap Growth (a)(b)	42,145	746,389
PIMCO CommoditiesPLUS® Strategy (a)(b)	61,742	548,268
PIMCO Commodity RealReturn Strategy (a)(b)	257,130	1,275,364
PIMCO Income (a)(b)	201,087	2,547,779
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	277,681	2,282,537
PIMCO Real Return (a)(b)	118,378	1,350,693
PIMCO Senior Floating Rate (a)(b)	26,393	267,621
Templeton Frontier Markets (d)	38,976	648,956
Voya Global Real Estate (c)	26,372	538,782

Total Mutual Funds (cost—$23,712,086)		25,104,606

Exchange-Traded Funds—5.0%
iShares Core S&P 500	1,284	267,817
iShares MSCI Spain Capped	13,599	525,057
PIMCO 1-5 Year U.S. TIPS Index (a)	9,928	521,121

Total Exchange-Traded Funds (cost—$1,273,087)		1,313,995

	Principal Amount (000s)	Value
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $166,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $169,538 including accrued interest
(cost—$166,000)	$166	$166,000

Total Investments (cost—$25,151,173)—100.1%		26,584,601

Liabilities in excess of other assets—(0.1)%		(22,247)

Net Assets—100.0%		$26,562,354

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds—96.0%
AllianzGI Behavioral Advantage Large Cap (a)(b)	37,817	$976,820
AllianzGI Best Styles Global Equity (a)(e)(f)	130,676	2,166,603
AllianzGI Emerging Markets Opportunities (a)(b)	17,783	478,354
AllianzGI Global Managed Volatility (a)(b)	45,644	860,382
AllianzGI Global Natural Resources (a)(b)	29,673	506,521
AllianzGI Income & Growth (a)(b)	56,967	732,025
AllianzGI International Managed Volatility (a)(b)	48,587	704,518
AllianzGI International Small-Cap (a)(b)	17,626	646,511
AllianzGI NFJ Dividend Value (a)(b)	37,051	644,311
AllianzGI NFJ International Small-Cap Value (a)(b)	10,042	216,817
AllianzGI NFJ International Value (a)(b)	28,776	642,574
AllianzGI NFJ Mid-Cap Value (a)(b)	21,842	597,590
AllianzGI Short Duration High Income (a)(b)	61,431	958,321
AllianzGI Ultra Micro Cap (a)(b)	16,137	386,149
AllianzGI U.S. Managed Volatility (a)(b)	133,126	2,201,900
AllianzGI U.S. Small-Cap Growth (a)(b)	36,378	644,262
PIMCO CommoditiesPLUS® Strategy (a)(b)	54,194	481,242
PIMCO Commodity RealReturn Strategy (a)(b)	227,596	1,128,875
PIMCO Income (a)(b)	110,220	1,396,484
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	267,023	2,194,928
PIMCO Real Return (a)(b)	93,972	1,072,223
Templeton Frontier Markets (d)	32,981	549,135
Voya Global Real Estate (c)	21,177	432,637

Total Mutual Funds (cost—$18,911,396)		20,619,182

Exchange-Traded Funds—3.0%
iShares Core S&P 500	1,042	217,340
iShares MSCI Spain Capped	11,124	429,498

Total Exchange-Traded Funds (cost—$610,651)		646,838

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	91

Schedule of Investments

November 30, 2014

	Principal Amount (000s)	Value
Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $245,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $251,738 including accrued interest
(cost—$245,000)	$245	$245,000

Total Investments (cost—$19,767,047)—100.1%		21,511,020

Liabilities in excess of other assets—(0.1)%		(23,092)

Net Assets—100.0%		$21,487,928

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds—96.3%
AllianzGI Behavioral Advantage Large Cap (a)(b)	15,549	$401,624
AllianzGI Best Styles Global Equity (a)(e)(f)	47,737	791,484
AllianzGI Emerging Markets Opportunities (a)(b)	6,499	174,816
AllianzGI Global Managed Volatility (a)(b)	19,017	358,473
AllianzGI Global Natural Resources (a)(b)	10,839	185,017
AllianzGI Income & Growth (a)(b)	18,518	237,959
AllianzGI International Managed Volatility (a)(b)	19,635	284,711
AllianzGI International Small-Cap (a)(b)	6,671	244,683
AllianzGI NFJ Dividend Value (a)(b)	15,759	274,044
AllianzGI NFJ International Small-Cap Value (a)(b)	3,627	78,301
AllianzGI NFJ International Value (a)(b)	12,297	274,601
AllianzGI NFJ Mid-Cap Value (a)(b)	8,571	234,506
AllianzGI Short Duration High Income (a)(b)	21,844	340,760
AllianzGI Ultra Micro Cap (a)(b)	6,604	158,028
AllianzGI U.S. Managed Volatility (a)(b)	50,705	838,657
AllianzGI U.S. Small-Cap Growth (a)(b)	13,241	234,490
PIMCO CommoditiesPLUS® Strategy (a)(b)	20,932	185,873
PIMCO Commodity RealReturn Strategy (a)(b)	84,410	418,671
PIMCO Income (a)(b)	31,371	397,475
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	96,463	792,926
PIMCO Real Return (a)(b)	27,835	317,595
Templeton Frontier Markets (d)	12,521	208,469
Voya Global Real Estate (c)	7,795	159,250

Total Mutual Funds (cost—$7,006,755)		7,592,413

Exchange-Traded Funds—2.8%
iShares Core S&P 500	352	73,420
iShares MSCI Spain Capped	3,890	150,193

Total Exchange-Traded Funds (cost—$212,073)		223,613

Total Investments (cost—$7,218,828)—99.1%		7,816,026

Other assets less liabilities—0.9%		69,703

Net Assets—100.0%		$7,885,729

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

92	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

AllianzGI Retirement Income Fund

	Shares	Value
Mutual Funds—76.8%
AllianzGI Behavioral Advantage Large Cap (a)(b)	23,788	$614,440
AllianzGI Best Styles Global Equity (a)(e)(g)	35,851	594,407
AllianzGI Emerging Markets Opportunities (a)(b)	10,965	294,966
AllianzGI Global Managed Volatility (a)(b)	15,681	295,593
AllianzGI Global Natural Resources (a)(b)	19,506	332,962
AllianzGI Income & Growth (a)(b)	45,824	588,835
AllianzGI International Managed Volatility (a)(b)	20,231	293,357
AllianzGI NFJ Dividend Value (a)(b)	25,185	437,961
AllianzGI NFJ International Value (a)(b)	19,546	436,458
AllianzGI NFJ Mid-Cap Value (a)(b)	10,617	290,478
AllianzGI Short Duration High Income (a)(b)	122,502	1,911,038
AllianzGI U.S. Managed Volatility (a)(b)	112,937	1,867,974
AllianzGI U.S. Small-Cap Growth (a)(b)	16,380	290,097
PIMCO Commodity RealReturn Strategy (a)(b)	141,989	704,264
PIMCO Income (a)(b)	330,784	4,191,035
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	107,371	882,592
PIMCO Mortgage Opportunities (a)(b)	132,071	1,473,910
PIMCO Real Return (a)(b)	439,058	5,009,648
PIMCO Senior Floating Rate (a)(b)	87,281	885,030
Templeton Frontier Markets (d)	17,346	288,811
Voya Global Real Estate (c)	21,694	443,216
Wells Fargo Advantage Short-Term High Yield Bond (f)	54,422	442,447

Total Mutual Funds (cost—$21,304,867)		22,569,519

Exchange-Traded Funds—22.5%
iShares Core S&P 500	1,571	327,679
iShares MSCI Spain Capped	5,934	229,112
PIMCO 1-5 Year U.S. TIPS Index (a)	115,327	6,053,514

Total Exchange-Traded Funds (cost—$6,623,441)		6,610,305

	Principal Amount (000s)	Value
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $207,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $215,775 including accrued interest
(cost—$207,000)	$207	$207,000

Total Investments (cost—$28,135,308)—100.0%		29,386,824

Liabilities in excess of other assets—(0.0)%		(6,231)

Net Assets—100.0%		$29,380,593

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds—96.8%
AllianzGI Behavioral Advantage Large Cap (a)(b)	318,306	$8,221,846
AllianzGI Best Styles Global Equity (a)(e)(g)	512,550	8,498,079
AllianzGI Emerging Markets Opportunities (a)(b)	158,182	4,255,106
AllianzGI Global Managed Volatility (a)(b)	338,482	6,380,384
AllianzGI Global Natural Resources (a)(b)	230,372	3,932,452
AllianzGI Income & Growth (a)(b)	327,672	4,210,588
AllianzGI International Managed Volatility (a)(b)	575,864	8,350,024
AllianzGI International Small-Cap (a)(b)	90,326	3,313,156
AllianzGI NFJ Dividend Value (a)(b)	719,411	12,510,549
AllianzGI NFJ Global Dividend Value (a)(b)	546,108	11,632,095
AllianzGI NFJ International Small-Cap Value (a)(b)	97,117	2,096,762
AllianzGI NFJ International Value (a)(b)	468,993	10,472,618
AllianzGI NFJ Mid-Cap Value (a)(b)	221,487	6,059,886
AllianzGI Short Duration High Income (a)(b)	667,453	10,412,267
AllianzGI U.S. Managed Volatility (a)(b)	1,026,364	16,976,055
PIMCO Commodities PLUS® Strategy (a)(b)	666,145	5,915,364
PIMCO Emerging Markets Bond (a)(b)	772,839	8,369,850
PIMCO Floating Income (a)(b)	1,226,608	10,450,702
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	281,356	3,179,318
PIMCO Income (a)(b)	1,360,311	17,235,145
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	1,296,148	10,654,336
PIMCO Mortgage Opportunities (a)(b)	375,437	4,189,877
PIMCO Senior Floating Rate (a)(b)	722,064	7,321,724
PIMCO Short-Term (a)(b)	843,596	8,334,726
Templeton Frontier Markets (d)	59,775	995,251
Voya Global Real Estate (c)	103,533	2,115,177
Wells Fargo Advantage Short-Term High Yield Bond (f)	770,860	6,267,091

Total Mutual Funds (cost—$179,369,058)		202,350,428

Exchange-Traded Funds—3.2%
iShares Core S&P 500	11,238	2,344,022
iShares MSCI Spain Capped	79,247	3,059,727
Market Vectors Russia	62,471	1,221,308

Total Exchange-Traded Funds (cost—$6,539,711)		6,625,057

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	93

Schedule of Investments

November 30, 2014

	Principal Amount (000s)	Value
Repurchase Agreements—0.2%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $510,000; collateralized by U.S. Treasury Notes, 2.00%, due 9/30/20, valued at $524,013 including accrued interest
(cost—$510,000)	$510	$510,000

Total Investments (cost—$186,418,769) —100.2%		209,485,485

Liabilities in excess of other assets—(0.2)%		(501,045)

Net Assets—100.0%		$208,984,440

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Administrator Class share.

(g) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI Global Growth Allocation Fund

	Shares	Value
Mutual Funds—95.3%
AllianzGI Behavioral Advantage Large Cap (a)(b)	12,298	$317,663
AllianzGI Best Styles Global Equity (a)(e)(f)	30,659	508,334
AllianzGI Emerging Markets Opportunities (a)(b)	3,559	95,731
AllianzGI Global Managed Volatility (a)(b)	13,370	252,019
AllianzGI Global Natural Resources (a)(b)	8,552	145,991
AllianzGI Income & Growth (a)(b)	12,302	158,086
AllianzGI International Managed Volatility (a)(b)	21,507	311,847
AllianzGI International Small-Cap (a)(b)	4,230	155,170
AllianzGI NFJ Dividend Value (a)(b)	14,639	254,570
AllianzGI NFJ Emerging Markets Value (a)(b)	3,153	49,089
AllianzGI NFJ Global Dividend Value (a)(b)	11,804	251,415
AllianzGI NFJ International Small-Cap Value (a)(b)	7,228	156,054
AllianzGI NFJ International Value (a)(b)	9,736	217,398
AllianzGI NFJ Mid-Cap Value (a)(b)	10,276	281,142
AllianzGI Short Duration High Income (a)(b)	11,992	187,083
AllianzGI Ultra Micro Cap (a)(b)	6,473	154,900
AllianzGI U.S. Managed Volatility (a)(b)	30,567	505,573
PIMCO CommoditiesPLUS® Strategy (a)(b)	33,106	293,978
PIMCO Commodity RealReturn Strategy (a)(b)	30,177	149,678
PIMCO Income (a)(b)	17,372	220,099
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) (a)(b)	54,117	444,843
PIMCO Mortgage Opportunities (a)(b)	11,274	125,821
PIMCO Short-Term (a)(b)	44,234	437,032
Templeton Frontier Markets (d)	6,926	115,317
Voya Global Real Estate (c)	3,061	62,543

Total Mutual Funds (cost—$5,063,412)		5,851,376

Exchange-Traded Funds—5.5%
iShares Core S&P 500	326	67,997
Market Vectors Gold Miners	11,664	213,801
Market Vectors Russia	2,780	54,349

Total Exchange-Traded Funds (cost—$379,859)		336,147

Total Investments (cost—$5,443,271)—100.8%		6,187,523

Liabilities in excess of other assets—(0.8)%		(47,889)

Net Assets—100.0%		$6,139,634

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

94	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

AllianzGI Behavioral Advantage Large Cap Fund

	Shares	Value
Common Stock—98.9%
Aerospace & Defense—4.8%
Boeing Co.	8,600	$1,155,496
General Dynamics Corp.	4,100	595,976
Honeywell International, Inc.	1,400	138,698
Huntington Ingalls Industries, Inc.	600	65,382
L-3 Communications Holdings, Inc.	850	105,910
Lockheed Martin Corp.	4,650	890,754
Northrop Grumman Corp.	3,650	514,394
Raytheon Co.	2,600	277,420
Textron, Inc.	1,000	43,320
United Technologies Corp.	2,600	286,208

		4,073,558

Air Freight & Logistics—1.7%
Expeditors International of Washington, Inc.	2,000	93,640
FedEx Corp.	4,000	712,720
United Parcel Service, Inc., Class B	6,200	681,504

		1,487,864

Airlines—2.1%
Alaska Air Group, Inc.	900	53,127
Delta Air Lines, Inc.	16,750	781,722
JetBlue Airways Corp. (a)	3,800	55,594
Southwest Airlines Co.	14,100	589,662
Spirit Airlines, Inc. (a)	1,100	90,959
United Continental Holdings, Inc. (a)	3,900	238,797

		1,809,861

Auto Components—0.4%
Delphi Automotive PLC	2,900	211,555
Lear Corp.	600	57,546
Visteon Corp. (a)	700	68,600

		337,701

Automobiles—0.3%
Harley-Davidson, Inc.	600	41,808
Tesla Motors, Inc. (a)	800	195,616

		237,424

Banks—1.7%
JPMorgan Chase & Co.	6,400	385,024
SVB Financial Group (a)	500	52,575
Wells Fargo & Co.	18,000	980,640
Zions Bancorporation	1,700	47,702

		1,465,941

Beverages—1.7%
Brown-Forman Corp., Class B	800	77,640
Coca-Cola Co.	2,700	121,041
Coca-Cola Enterprises, Inc.	1,200	52,728
Dr. Pepper Snapple Group, Inc.	2,000	148,000
Molson Coors Brewing Co., Class B	2,600	201,110
Monster Beverage Corp. (a)	3,400	381,310
PepsiCo, Inc.	5,050	505,505

		1,487,334

Biotechnology—3.0%
Alexion Pharmaceuticals, Inc. (a)	1,100	214,390
Amgen, Inc.	1,450	239,699
Biogen Idec, Inc. (a)	1,900	584,611
Celgene Corp. (a)	1,600	181,904
Gilead Sciences, Inc. (a)	9,300	932,976
Intercept Pharmaceuticals, Inc. (a)	400	57,492

	Shares	Value
Medivation, Inc. (a)	700	$81,123
Puma Biotechnology, Inc. (a)	300	68,106
Regeneron Pharmaceuticals, Inc. (a)	400	166,444
United Therapeutics Corp. (a)	400	53,028

		2,579,773

Capital Markets—0.6%
Ameriprise Financial, Inc.	550	72,473
Bank of New York Mellon Corp.	4,500	180,135
Charles Schwab Corp.	1,500	42,480
Raymond James Financial, Inc.	2,500	140,750
SEI Investments Co.	1,050	41,612

		477,450

Chemicals—3.0%
Cabot Corp.	600	25,848
Celanese Corp., Ser. A	900	54,063
CF Industries Holdings, Inc.	400	107,260
Dow Chemical Co.	9,200	447,764
EI du Pont de Nemours & Co.	5,300	378,420
International Flavors & Fragrances, Inc.	500	50,585
LyondellBasell Industries NV, Class A	7,000	552,020
NewMarket Corp.	200	78,744
PolyOne Corp.	700	26,110
PPG Industries, Inc.	1,183	258,864
Praxair, Inc.	1,050	134,799
Sherwin-Williams Co.	1,000	244,860
Sigma-Aldrich Corp.	800	109,280
Valspar Corp.	300	25,173
Westlake Chemical Corp.	1,100	69,960

		2,563,750

Commercial Services & Supplies—0.3%
Cintas Corp.	1,000	73,150
Pitney Bowes, Inc.	3,700	91,094
Rollins, Inc.	1,500	48,795
Waste Management, Inc.	1,200	58,476

		271,515

Communications Equipment—2.9%
ARRIS Group, Inc. (a)	2,100	62,517
Aruba Networks, Inc. (a)	2,500	46,775
Brocade Communications Systems, Inc.	4,600	52,026
Cisco Systems, Inc.	34,900	964,636
CommScope Holding Co., Inc. (a)	1,500	33,300
F5 Networks, Inc. (a)	1,100	142,109
Harris Corp.	1,100	78,837
Juniper Networks, Inc.	6,000	132,960
Motorola Solutions, Inc.	2,700	177,444
Palo Alto Networks, Inc. (a)	1,000	123,000
Polycom, Inc. (a)	2,800	36,876
QUALCOMM, Inc.	8,600	626,940

		2,477,420

Construction & Engineering—0.1%
Fluor Corp.	1,900	117,781

Consumer Finance—0.1%
Ally Financial, Inc. (a)	2,100	49,938

Containers & Packaging—0.3%
Avery Dennison Corp.	1,000	49,510
Ball Corp.	2,100	140,847
MeadWestvaco Corp.	600	26,880

		217,237

Distributors—0.1%
Genuine Parts Co.	750	77,085

	Shares	Value
Diversified Consumer Services—0.5%
Apollo Education Group, Inc., Class A (a)	3,200	$99,904
Graham Holdings Co., Class B	200	177,498
H&R Block, Inc.	4,400	148,016

		425,418

Diversified Financial Services—1.1%
Berkshire Hathaway, Inc., Class B (a)	700	104,083
CBOE Holdings, Inc.	1,300	77,883
McGraw Hill Financial, Inc.	4,000	373,840
Moody’s Corp.	3,650	368,687
Voya Financial, Inc.	1,200	50,256

		974,749

Diversified Telecommunication Services—1.4%
AT&T, Inc.	10,350	366,183
CenturyLink, Inc.	5,000	203,850
Verizon Communications, Inc.	11,800	596,962

		1,166,995

Electric Utilities—0.1%
American Electric Power Co., Inc.	900	51,795
Entergy Corp.	600	50,340

		102,135

Electrical Equipment—0.2%
Eaton Corp. PLC	1,000	67,830
Hubbell, Inc., Class B	300	32,040
Rockwell Automation, Inc.	600	69,246

		169,116

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp., Class A	900	48,267
CDW Corp.	2,200	77,176
Cognex Corp. (a)	700	28,497
Corning, Inc.	6,900	145,038
Keysight Technologies, Inc. (a)	1,350	47,520
Sanmina Corp. (a)	1,100	27,060
TE Connectivity Ltd.	1,100	70,620
Trimble Navigation Ltd. (a)	900	25,313
Zebra Technologies Corp., Class A (a)	300	21,945

		491,436

Energy Equipment & Services—1.2%
Cameron International Corp. (a)	2,500	128,200
FMC Technologies, Inc. (a)	1,100	52,547
Halliburton Co.	3,500	147,700
Helmerich & Payne, Inc.	500	34,775
Nabors Industries Ltd.	2,700	35,424
National Oilwell Varco, Inc.	600	40,224
Oil States International, Inc. (a)	1,900	94,715
Patterson-UTI Energy, Inc.	1,700	30,073
Schlumberger Ltd.	4,700	403,965
Superior Energy Services, Inc.	1,600	30,896
Unit Corp. (a)	400	15,288

		1,013,807

Food & Staples Retailing—2.9%
Costco Wholesale Corp.	2,000	284,240
CVS Health Corp.	3,300	301,488
Kroger Co.	4,600	275,264
Rite Aid Corp. (a)	12,000	65,760
SUPERVALU, Inc. (a)	7,500	70,200
Sysco Corp.	3,200	128,832
Wal-Mart Stores, Inc.	15,800	1,383,132

		2,508,916

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	95

Schedule of Investments

November 30, 2014

	Shares	Value
Food Products—2.3%
Archer-Daniels-Midland Co.	10,700	$563,676
Bunge Ltd.	4,300	390,311
Campbell Soup Co.	1,300	58,864
General Mills, Inc.	1,700	89,675
Hershey Co.	400	40,112
Hormel Foods Corp.	1,250	66,350
Ingredion, Inc.	700	58,261
Kellogg Co.	400	26,500
Keurig Green Mountain, Inc.	700	99,498
McCormick & Co., Inc.	400	29,732
Mead Johnson Nutrition Co.	2,450	254,408
Mondelez International, Inc., Class A	3,300	129,360
Pilgrim’s Pride Corp. (a)	4,200	135,660

		1,942,407

Gas Utilities—0.0%
UGI Corp.	750	28,283

Health Care Equipment & Supplies—2.2%
Abbott Laboratories	12,150	540,796
Align Technology, Inc. (a)	700	39,830
Baxter International, Inc.	900	65,700
Becton Dickinson and Co.	1,100	154,363
CR Bard, Inc.	1,100	184,085
Edwards Lifesciences Corp. (a)	2,100	272,328
Halyard Health, Inc. (a)	343	13,449
IDEXX Laboratories, Inc. (a)	400	59,740
Intuitive Surgical, Inc. (a)	400	207,108
Medtronic, Inc.	1,900	140,353
Stryker Corp.	950	88,265
Varian Medical Systems, Inc. (a)	300	26,553
Zimmer Holdings, Inc.	600	67,374

		1,859,944

Health Care Providers & Services—4.8%
Aetna, Inc.	1,600	139,584
AmerisourceBergen Corp.	2,400	218,520
Anthem, Inc.	4,800	613,968
Cardinal Health, Inc.	3,900	320,541
Centene Corp. (a)	700	69,139
Cigna Corp.	2,800	288,092
DaVita HealthCare Partners, Inc. (a)	700	53,571
Express Scripts Holding Co. (a)	6,000	498,900
HCA Holdings, Inc. (a)	5,150	358,903
Health Net, Inc. (a)	2,000	102,760
Humana, Inc.	1,600	220,752
McKesson Corp.	1,200	252,912
Omnicare, Inc.	600	42,192
UnitedHealth Group, Inc.	8,800	867,944
Universal Health Services, Inc., Class B	1,000	104,620

		4,152,398

Health Care Technology—0.1%
Cerner Corp. (a)	1,500	96,600

Hotels, Restaurants & Leisure—2.0%
Burger King Worldwide, Inc.	1,800	65,412
Chipotle Mexican Grill, Inc. (a)	500	331,810
Choice Hotels International, Inc.	1,300	72,033
Darden Restaurants, Inc.	1,200	68,388
Domino’s Pizza, Inc.	1,150	107,928
Las Vegas Sands Corp.	800	50,952
Marriott International, Inc., Class A	5,250	413,647
Marriott Vacations Worldwide Corp.	500	36,755
McDonald’s Corp.	1,090	105,523
Royal Caribbean Cruises Ltd.	1,400	103,236
Starwood Hotels & Resorts Worldwide, Inc.	600	47,400
Wyndham Worldwide Corp.	1,300	108,368
Yum! Brands, Inc.	2,500	193,125

		1,704,577

	Shares	Value
Household Durables—0.2%
Harman International Industries, Inc.	400	$43,412
Newell Rubbermaid, Inc.	2,800	101,668
NVR, Inc. (a)	50	62,934

		208,014

Household Products—1.4%
Church & Dwight Co., Inc.	800	61,368
Clorox Co.	500	50,810
Colgate-Palmolive Co.	6,800	473,212
Energizer Holdings, Inc.	300	39,006
Harbinger Group, Inc. (a)	2,500	34,300
Kimberly-Clark Corp.	2,750	320,623
Procter & Gamble Co.	2,300	207,989

		1,187,308

Industrial Conglomerates—1.6%
3M Co.	5,500	880,495
Danaher Corp.	1,500	125,340
General Electric Co.	9,750	258,278
Roper Industries, Inc.	400	63,128

		1,327,241

Insurance—3.4%
ACE Ltd.	700	80,038
Aflac, Inc.	3,300	197,109
Allstate Corp.	5,350	364,602
American Financial Group, Inc.	1,400	84,546
American International Group, Inc.	3,000	164,400
Assurant, Inc.	1,700	114,903
Chubb Corp.	700	72,135
Everest Re Group Ltd.	300	52,617
Markel Corp. (a)	100	69,678
Marsh & McLennan Cos., Inc.	1,950	110,351
MBIA, Inc. (a)	5,500	56,760
MetLife, Inc.	4,800	266,928
PartnerRe Ltd.	600	69,906
Principal Financial Group, Inc.	1,700	90,559
Progressive Corp.	3,850	104,874
Prudential Financial, Inc.	3,600	305,928
Reinsurance Group of America, Inc.	500	42,860
RenaissanceRe Holdings Ltd.	600	58,752
StanCorp Financial Group, Inc.	400	26,440
Symetra Financial Corp.	1,500	33,990
Torchmark Corp.	1,200	64,500
Travelers Cos., Inc.	3,550	370,797
Unum Group	1,300	43,186
WR Berkley Corp.	1,200	62,688

		2,908,547

Internet & Catalog Retail—0.7%
Expedia, Inc.	3,400	296,174
Liberty Interactive Corp., Class A (a)	1,300	37,895
Liberty Ventures, Ser. A (a)	1,084	39,718
Priceline Group, Inc. (a)	225	261,043

		634,830

Internet Software & Services—2.1%
eBay, Inc. (a)	4,300	235,984
Facebook, Inc., Class A (a)	10,300	800,310
Google, Inc., Class A (a)	665	365,138
Google, Inc., Class C (a)	665	360,317
VeriSign, Inc. (a)	1,300	78,130

		1,839,879

IT Services—6.4%
Accenture PLC, Class A	8,100	699,273
Amdocs Ltd.	1,250	60,931
Automatic Data Processing, Inc.	2,100	179,844
Broadridge Financial Solutions, Inc.	900	40,761

	Shares	Value
Cognizant Technology Solutions Corp., Class A (a)	2,400	$129,576
Computer Sciences Corp.	1,400	88,732
DST Systems, Inc.	800	79,400
Fiserv, Inc. (a)	2,100	150,129
FleetCor Technologies, Inc. (a)	200	30,378
Gartner, Inc. (a)	1,900	162,412
International Business Machines Corp.	6,100	989,237
Jack Henry & Associates, Inc.	800	49,168
Leidos Holdings, Inc.	1,175	47,482
Mastercard, Inc., Class A	13,050	1,139,134
Paychex, Inc.	3,350	158,824
Syntel, Inc. (a)	1,200	53,400
Visa, Inc., Class A	4,400	1,136,036
Western Union Co.	3,400	63,172
Xerox Corp.	15,700	219,172

		5,477,061

Leisure Equipment & Products—0.1%
Polaris Industries, Inc.	800	125,368

Life Sciences Tools & Services—0.7%
Agilent Technologies, Inc.	2,700	115,398
Bio-Rad Laboratories, Inc., Class A (a)	300	35,637
Illumina, Inc. (a)	1,300	248,157
Mettler-Toledo International, Inc. (a)	250	73,315
PAREXEL International Corp. (a)	700	40,957
Quintiles Transnational Holdings, Inc. (a)	1,500	86,730
Waters Corp. (a)	300	34,770

		634,964

Machinery—1.9%
Allison Transmission Holdings, Inc.	1,500	49,335
Caterpillar, Inc.	3,900	392,340
Donaldson Co., Inc.	700	27,300
Flowserve Corp.	800	47,096
Hillenbrand, Inc.	900	28,944
IDEX Corp.	600	46,086
Illinois Tool Works, Inc.	3,000	284,790
Ingersoll-Rand PLC	3,850	242,781
ITT Corp.	800	33,120
Lincoln Electric Holdings, Inc.	700	50,428
PACCAR, Inc.	400	26,808
Pall Corp.	350	33,639
Parker Hannifin Corp.	500	64,515
Snap-on, Inc.	300	40,599
SPX Corp.	600	53,814
Toro Co.	800	52,544
WABCO Holdings, Inc. (a)	700	71,834
Wabtec Corp.	500	44,245
Woodward, Inc.	500	25,840

		1,616,058

Marine—0.1%
Kirby Corp. (a)	600	57,684

Media—2.1%
CBS Corp., Class B	1,000	54,880
Comcast Corp., Class A	4,200	239,568
DISH Network Corp., Class A (a)	2,700	214,407
Interpublic Group of Cos., Inc.	5,300	107,537
John Wiley & Sons, Inc., Class A	400	23,888
Omnicom Group, Inc.	1,900	146,813
Scripps Networks Interactive, Inc., Class A	800	62,536
Starz, Class A (a)	1,100	36,289
Time Warner, Inc.	600	51,072
Walt Disney Co.	9,350	864,968

		1,801,958

96	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

	Shares	Value
Metals & Mining—0.2%
Southern Copper Corp.	4,600	$137,770

Multi-line Retail—0.9%
Big Lots, Inc.	900	45,720
Burlington Stores, Inc. (a)	3,800	169,746
Dillard’s, Inc., Class A	500	58,940
Kohl’s Corp.	2,800	166,936
Macy’s, Inc.	3,900	253,149
Nordstrom, Inc.	1,200	91,632

		786,123

Multi-Utilities—0.0%
Public Service Enterprise Group, Inc.	1,000	41,780

Oil, Gas & Consumable Fuels—7.5%
Apache Corp.	6,900	442,221
Chesapeake Energy Corp.	2,200	44,572
Chevron Corp.	7,630	830,678
Cimarex Energy Co.	200	20,990
ConocoPhillips	11,890	785,572
Continental Resources, Inc. (a)	600	24,588
EOG Resources, Inc.	500	43,360
Exxon Mobil Corp.	18,070	1,636,058
Hess Corp.	4,500	328,185
Marathon Oil Corp.	2,900	83,868
Marathon Petroleum Corp.	4,300	387,387
Murphy Oil Corp.	700	33,894
Newfield Exploration Co. (a)	1,100	29,953
Occidental Petroleum Corp.	5,300	422,781
ONEOK, Inc.	900	48,744
Phillips 66	9,500	693,690
Tesoro Corp.	2,000	153,240
Valero Energy Corp.	7,500	364,575
Western Refining, Inc.	800	32,888
Whiting Petroleum Corp. (a)	600	25,062

		6,432,306

Paper & Forest Products—0.3%
International Paper Co.	4,600	247,572

Personal Products—0.2%
Estee Lauder Cos., Inc., Class A	2,000	148,280

Pharmaceuticals—3.8%
AbbVie, Inc.	9,600	664,320
Bristol-Myers Squibb Co.	1,250	73,812
Eli Lilly & Co.	7,000	476,840
Johnson & Johnson	9,628	1,042,231
Merck & Co., Inc.	5,200	314,080
Pfizer, Inc.	20,900	651,035

		3,222,318

Professional Services—0.3%
Dun & Bradstreet Corp.	800	101,560
Equifax, Inc.	400	31,820
IHS, Inc., Class A (a)	200	24,492
Robert Half International, Inc.	1,500	85,185
Verisk Analytics, Inc., Class A (a)	700	43,386

		286,443

Real Estate Investment Trust—0.0%
Public Storage	100	18,763

Road & Rail—1.3%
AMERCO	100	27,820
Avis Budget Group, Inc. (a)	1,100	66,165
CSX Corp.	4,600	167,854
Norfolk Southern Corp.	900	100,476
Old Dominion Freight Line, Inc. (a)	700	56,728
Union Pacific Corp.	6,000	700,620

		1,119,663

	Shares	Value
Semiconductors & Semiconductor Equipment—4.1%
Analog Devices, Inc.	500	$27,320
Applied Materials, Inc.	5,600	134,680
Broadcom Corp., Class A	3,400	146,642
Intel Corp.	38,300	1,426,675
KLA-Tencor Corp.	1,500	104,160
Lam Research Corp.	1,400	115,696
Linear Technology Corp.	5,400	248,562
Maxim Integrated Products, Inc.	1,000	29,570
Micron Technology, Inc. (a)	10,400	373,880
Monolithic Power Systems, Inc.	600	28,878
NVIDIA Corp.	6,800	142,596
RF Micro Devices, Inc. (a)	4,300	62,823
Skyworks Solutions, Inc.	3,000	202,410
Texas Instruments, Inc.	8,600	468,012

		3,511,904

Software—4.3%
Activision Blizzard, Inc.	2,600	56,290
Adobe Systems, Inc. (a)	1,650	121,572
Autodesk, Inc. (a)	1,200	74,400
CDK Global, Inc.	700	26,649
Electronic Arts, Inc. (a)	4,400	193,292
Intuit, Inc.	3,300	309,771
Manhattan Associates, Inc. (a)	1,700	67,252
Microsoft Corp.	29,300	1,400,833
Netscout Systems, Inc. (a)	600	22,890
Oracle Corp.	22,700	962,707
PTC, Inc. (a)	800	31,256
Red Hat, Inc. (a)	1,900	118,085
Rovi Corp. (a)	1,900	42,332
Salesforce.com, Inc. (a)	700	41,909
Symantec Corp.	1,600	41,744
Synopsys, Inc. (a)	600	26,034
Take-Two Interactive Software, Inc. (a)	4,200	116,172

		3,653,188

Specialty Retail—4.2%
Advance Auto Parts, Inc.	500	73,540
AutoZone, Inc. (a)	475	274,412
Bed Bath & Beyond, Inc. (a)	1,700	124,729
Best Buy Co., Inc.	1,000	39,410
Foot Locker, Inc.	1,800	103,122
Gap, Inc.	5,700	225,720
Home Depot, Inc.	9,700	964,180
L Brands, Inc.	700	56,630
Lowe’s Cos., Inc.	7,700	491,491
Murphy USA, Inc. (a)	575	36,639
O’Reilly Automotive, Inc. (a)	950	173,603
PetSmart, Inc.	1,000	78,760
Ross Stores, Inc.	2,200	201,256
Staples, Inc.	3,000	42,180
TJX Cos., Inc.	8,700	575,592
Urban Outfitters, Inc. (a)	1,400	45,248
Williams-Sonoma, Inc.	800	59,648

		3,566,160

Technology Hardware, Storage & Peripherals—5.1%
Apple, Inc.	14,950	1,778,003
EMC Corp.	19,500	591,825
Hewlett-Packard Co.	34,100	1,331,946
NetApp, Inc.	800	34,040
SanDisk Corp.	1,100	113,806
Seagate Technology PLC	4,500	297,495
Western Digital Corp.	2,350	242,685

		4,389,800

Textiles, Apparel & Luxury Goods—1.3%
Hanesbrands, Inc.	700	81,004
Iconix Brand Group, Inc. (a)	700	28,287
Michael Kors Holdings Ltd. (a)	900	69,039
NIKE, Inc., Class B	6,700	665,243

	Shares	Value
Under Armour, Inc., Class A (a)	1,600	$115,984
V.F. Corp.	2,600	195,442

		1,154,999

Tobacco—2.1%
Altria Group, Inc.	15,000	753,900
Philip Morris International, Inc.	9,470	823,227
Reynolds American, Inc.	3,300	217,503

		1,794,630

Trading Companies & Distributors—0.1%
United Rentals, Inc. (a)	700	79,317

Total Common Stock (cost—$71,810,088)		84,778,341

	Principal Amount (000s)
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $733,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $750,075 including accrued interest
(cost—$733,000)	$733	733,000

Total Investments (cost—$72,543,088)—99.8%		85,511,341

Other assets less liabilities—0.2%		148,113

Net Assets—100.0%		$85,659,454

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	97

Schedule of Investments

November 30, 2014

AllianzGI Best Styles Global Equity Fund

	Shares	Value
Common Stock—93.9%
Australia—1.3%
Australia & New Zealand Banking Group Ltd.	3,157	$85,632
Bank of Queensland Ltd.	5,083	53,167
Bendigo and Adelaide Bank Ltd.	4,583	49,726
Challenger Ltd.	2,560	13,811
Dexus Property Group REIT	1,907	11,523
Downer EDI Ltd.	5,623	20,540
Echo Entertainment Group Ltd.	6,379	19,887
Federation Centres REIT	4,785	11,259
Macquarie Group Ltd.	672	33,336
Westpac Banking Corp.	4,496	124,420

		423,301

Austria—0.2%
OMV AG	949	27,453
UNIQA Insurance Group AG	1,657	17,354
Voestalpine AG	752	31,230

		76,037

Belgium—0.2%
Befimmo S.A. REIT	260	19,896
Delhaize Group S.A.	603	44,061

		63,957

Bermuda—0.8%
Aspen Insurance Holdings Ltd.	2,865	126,719
Endurance Specialty Holdings Ltd.	780	46,005
Everest Re Group Ltd.	333	58,405
Maiden Holdings Ltd.	1,323	17,278
Montpelier Re Holdings Ltd. (c)	579	19,715

		268,122

Brazil—1.0%
Banco Bradesco S.A.	2,900	42,996
Banco do Brasil S.A.	5,100	58,752
Cia Brasileira de Distribuicao ADR	754	31,751
Cia Energetica de Minas Gerais ADR	8,997	49,663
Cielo S.A.	2,400	40,982
Embraer S.A.	1,100	10,103
Estacio Participacoes S.A.	2,900	31,425
JBS S.A.	7,100	33,103
Petroleo Brasileiro S.A. ADR	3,229	31,386
Porto Seguro S.A.	900	10,879

		341,040

Canada—5.4%
Artis Real Estate Investment Trust REIT	2,041	28,344
Bank of Montreal	1,760	129,072
Bank of Nova Scotia	1,051	64,797
BCE, Inc.	1,031	48,092
Canadian Imperial Bank of Commerce	1,030	95,920
Canadian National Railway Co.	1,750	124,313
Canadian Natural Resources Ltd.	2,715	90,128
Canadian Tire Corp. Ltd., Class A	431	48,362
Canfor Corp. (d)	641	15,404
Canfor Pulp Products, Inc.	837	9,845
Celestica, Inc. (d)	1,323	14,208
Cogeco Cable, Inc.	716	40,687
Corus Entertainment, Inc., Class B	476	9,033
Genworth MI Canada, Inc.	904	32,642
George Weston Ltd.	463	40,793
Linamar Corp.	1,040	61,154
Loblaw Cos. Ltd.	1,446	77,782
Magna International, Inc.	2,081	222,568
Metro, Inc.	643	50,220
National Bank of Canada	1,546	71,831
Pacific Rubiales Energy Corp.	1,058	10,224
Royal Bank of Canada	2,159	157,011

	Shares	Value
Shaw Communications, Inc., Class B	2,797	$75,508
Stantec, Inc.	574	16,665
Suncor Energy, Inc.	2,519	79,546
Toronto-Dominion Bank	2,805	141,342
Transcontinental, Inc., Class A	2,816	37,801

		1,793,292

Cayman Islands—0.1%
Home Loan Servicing Solutions Ltd. (c)	2,151	42,031

China—3.0%
Agricultural Bank of China Ltd., Class H	53,000	25,018
Bank of China Ltd., Class H	87,000	44,677
China Citic Bank Corp., Ltd., Class H	119,000	87,925
China Construction Bank Corp., Class H	43,000	32,469
China Lumena New Materials Corp. (b)(d)	62,000	9,993
China Merchants Bank Co., Ltd., Class H	17,500	36,160
China Minsheng Banking Corp. Ltd., Class H	18,000	19,674
China Mobile Ltd.	6,000	74,026
China Oilfield Services Ltd., Class H	10,000	17,540
China Petroleum & Chemical Corp., Class H	78,000	63,140
China Railway Construction Corp., Ltd., Class H	13,000	14,910
China Resources Cement Holdings Ltd.	18,000	12,367
China Resources Power Holdings Co., Ltd.	20,000	58,329
Chongqing Rural Commercial Bank Co., Ltd., Class H	25,000	14,161
CNOOC Ltd.	3,000	4,335
Dongfeng Motor Group Co., Ltd., Class H	20,000	30,460
Guangdong Investment Ltd.	26,000	35,831
Huadian Power International Corp. Ltd., Class H	78,000	63,407
Huaneng Power International, Inc., Class H	26,000	30,552
Hydoo International Holding Ltd.	160,000	38,168
Industrial & Commercial Bank of China Ltd., Class H	102,000	68,810
Kaisa Group Holdings Ltd.	48,000	18,589
KWG Property Holding Ltd.	17,000	13,253
Lijun International Pharmaceutical Holding Co., Ltd.	28,000	12,917
PetroChina Co., Ltd. ADR	464	49,657
Ping An Insurance Group Co. of China Ltd., Class H	3,000	25,056
Shimao Property Holdings Ltd.	14,500	34,606
Sinopharm Group Co., Ltd., Class H	8,000	29,765
Wasion Group Holdings Ltd.	14,000	14,911
WuXi PharmaTech Cayman, Inc. ADR (d)	457	15,680
Yuexiu Transport Infrastructure Ltd.	10,000	6,486

		1,002,872

Colombia—0.1%
Copa Holdings S.A., Class A	238	26,635

Denmark—0.7%
AP Moeller—Maersk A/S, Class B	25	52,145
Bakkafrost P/F	2,430	59,941

	Shares	Value
Pandora A/S	393	$34,877
Royal UNIBREW (d)	172	29,636
TDC A/S	5,885	47,595

		224,194

Finland—0.3%
Elisa Oyj	1,622	46,974
Kesko Oyj, Class B	586	22,777
Stora Enso Oyj, Class R	3,118	27,606

		97,357

France—2.7%
AtoS	216	15,340
BNP Paribas S.A.	187	12,001
Cap Gemini S.A.	1,053	77,185
Cie Generale des Etablissements Michelin	361	33,191
Credit Agricole S.A.	4,336	60,963
Lagardere SCA	1,345	38,122
Natixis S.A.	2,454	17,351
Orange S.A.	3,303	58,207
Plastic Omnium S.A.	652	17,032
Rallye S.A.	708	27,573
Safran S.A.	415	26,840
Sanofi	416	40,177
Societe Generale S.A.	1,236	61,343
Sopra Group S.A.	146	11,284
Technicolor S.A. (d)	6,460	38,575
Teleperformance	678	47,338
Thales S.A.	842	44,674
Total S.A.	2,699	150,610
UBISOFT Entertainment (d)	1,309	22,872
Valeo S.A.	775	95,349

		896,027

Germany—2.6%
Aareal Bank AG (c)	843	36,768
Bayerische Motoren Werke AG	941	107,496
Bechtle AG (c)	205	15,843
Continental AG	188	39,534
Daimler AG	1,196	100,821
Deutsche Lufthansa AG	2,561	45,613
Deutsche Post AG	2,292	75,993
Freenet AG (c)	1,589	46,886
Fresenius SE & Co. KGaA	1,158	62,736
Hannover Rueck SE	873	77,881
Indus Holding AG	346	17,000
Jenoptik AG (c)	728	8,274
Merck KGaA	813	80,830
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	471	96,922
Sixt SE	390	15,672
Stada Arzneimittel AG	420	15,121
Talanx AG	1,266	39,447

		882,837

Hong Kong—0.6%
Chaowei Power Holdings Ltd.	17,000	8,429
Cheung Kong Holdings Ltd.	1,000	18,353
China Overseas Land & Investment Ltd.	12,000	35,894
China Power International Development Ltd.	83,000	41,258
Country Garden Holdings Co., Ltd.	81,000	33,800
Man Wah Holdings Ltd.	6,800	12,518
Noble Group Ltd.	21,000	19,715
PCCW Ltd.	35,000	23,300
Truly International Holdings Ltd.	32,000	14,383

		207,650

India—0.2%
Tata Motors Ltd. ADR	1,759	80,316

98	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

	Shares	Value
Indonesia—0.5%
Adaro Energy Tbk PT	197,200	$17,422
Bank Negara Indonesia Persero Tbk PT	176,700	87,254
Bank Rakyat Indonesia Persero Tbk PT	42,300	40,055
Indofood Sukses Makmur Tbk PT	20,400	11,205

		155,936

Ireland—0.5%
Greencore Group PLC	8,338	38,262
Smurfit Kappa Group PLC	5,030	116,503

		154,765

Italy—0.9%
Brembo SpA	482	16,665
Enel SpA	25,564	123,319
Iren SpA	12,267	14,626
Recordati SpA	1,934	33,790
Snam SpA	7,441	39,453
Unipol Gruppo Finanziario SpA	8,864	45,473
Vittoria Assicurazioni SpA	2,083	22,520

		295,846

Japan—9.6%
Aeon Co., Ltd.	8,600	85,760
Aisin Seiki Co., Ltd.	900	32,181
Alfresa Holdings Corp.	2,000	23,016
Bank of Yokohama Ltd.	6,000	33,799
Bridgestone Corp.	1,700	58,458
Central Japan Railway Co.	1,000	145,247
CKD Corp.	1,300	10,873
COMSYS Holdings Corp.	3,200	47,592
Daihen Corp.	2,000	8,536
Exedy Corp.	1,300	32,206
Fuji Heavy Industries Ltd.	5,200	189,943
Fuji Oil Co., Ltd.	900	12,771
FUJIFILM Holdings Corp.	2,400	79,346
Haseko Corp.	2,900	24,105
Idemitsu Kosan Co., Ltd.	1,000	17,069
ITOCHU Corp.	9,800	112,665
Japan Airlines Co., Ltd.	1,300	38,155
Japan Petroleum Exploration Co. Ltd.	200	6,153
JFE Holdings, Inc.	3,700	78,822
JTEKT Corp.	3,500	58,076
K’s Holdings Corp.	600	14,564
Kaneka Corp.	2,000	10,597
Kawasaki Kisen Kaisha Ltd.	9,000	23,607
KDDI Corp.	2,100	134,482
Kewpie Corp.	1,200	19,602
Kinden Corp.	1,000	9,561
Kyowa Exeo Corp.	2,200	24,946
Marubeni Corp.	7,200	45,374
Mitsubishi Electric Corp.	6,000	72,110
Mitsubishi Materials Corp.	11,000	34,525
Mitsubishi UFJ Financial Group, Inc.	44,100	253,986
Mitsui & Co., Ltd.	3,600	49,649
Mizuho Financial Group, Inc.	54,400	93,788
Nichirei Corp.	8,000	34,721
Nippon Telegraph & Telephone Corp.	1,500	80,211
Nippon Yusen KK	12,000	33,876
Nissan Motor Co., Ltd.	9,500	88,635
ORIX Corp.	4,400	58,156
Osaka Gas Co., Ltd.	16,000	61,125
Resona Holdings, Inc.	10,900	58,886
Ricoh Co., Ltd.	4,500	48,794
Sanwa Holdings Corp.	4,000	28,239
Seiko Epson Corp.	1,500	72,616
Seino Holdings Co., Ltd.	2,000	18,825
Sekisui House Ltd.	5,100	68,254
Senko Co., Ltd.	2,000	9,259
Seven & I Holdings Co., Ltd.	1,200	44,715

	Shares	Value
Sumitomo Forestry Co., Ltd.	1,500	$15,425
Sumitomo Mitsui Financial Group, Inc.	2,700	101,372
Sumitomo Osaka Cement Co., Ltd.	5,000	14,112
Sumitomo Rubber Industries Ltd.	4,700	71,622
Suzuki Motor Corp.	1,600	50,421
Tokai Rika Co., Ltd.	2,200	44,343
Tosoh Corp.	7,000	32,204
Toyota Motor Corp.	3,400	209,030
Tsubakimoto Chain Co.	1,000	8,275
Yokohama Rubber Co., Ltd.	7,000	64,394

		3,199,074

Korea (Republic of)—0.9%
Hyundai Marine & Fire Insurance Co., Ltd.	462	11,096
Korea Electric Power Corp.	469	19,441
Korea Gas Corp. (d)	329	17,048
LG Display Co., Ltd. (d)	1,279	39,247
LG Electronics, Inc.	585	33,555
POSCO	108	29,493
Samsung Electronics Co., Ltd. GDR	87	50,112
SK Hynix, Inc. (d)	786	34,115
SK Telecom Co., Ltd.	266	67,744

		301,851

Malaysia—0.2%
Tenaga Nasional Bhd.	17,500	73,779

Mexico—0.2%
Gruma S.A.B. de C.V. ADR	490	21,530
Grupo Aeroportuario del Pacifico SAB De C.V. ADR	132	9,049
Industrias Bachoco S.A.B. de C.V. ADR	522	29,535
Mexico Real Estate Management S.A. De C.V. REIT	8,500	14,967

		75,081

Netherlands—0.7%
Aegon NV	3,049	23,923
AerCap Holdings NV (d)	939	41,607
ASM International NV	991	41,535
BE Semiconductor Industries NV	1,540	33,253
BinckBank NV	970	9,008
Boskalis Westminster NV	299	16,778
Reed Elsevier NV	837	20,578
Royal Dutch Shell PLC, Class A	1,524	50,720

		237,402

New Zealand—0.0%
Air New Zealand Ltd.	6,290	11,988

Norway—1.0%
DNB ASA	11,914	197,784
Kongsberg Automotive ASA (d)	12,352	11,375
Leroy Seafood Group ASA	852	29,545
Salmar ASA	1,178	20,227
SpareBank 1 SMN	7,970	66,242

		325,173

Philippines—0.2%
Universal Robina Corp.	17,410	75,517

Poland—0.1%
Energa S.A.	4,331	30,287
Tauron Polska Energia S.A.	9,583	14,753

		45,040

Portugal—0.1%
Sonae SGPS S.A.	22,385	30,524

Russian Federation—0.3%
Gazprom Neft OAO ADR	558	9,088
Lukoil OAO ADR	889	40,672
Sberbank of Russia ADR	2,975	18,266

	Shares	Value
Surgutneftegas OAO ADR	4,947	$28,940

		96,966

Singapore—0.5%
AIMS AMP Capital Industrial REIT	8,000	8,895
DBS Group Holdings Ltd.	5,000	75,985
Ezion Holdings Ltd.	13,200	13,407
Fortune REIT	22,000	21,885
Oversea-Chinese Banking Corp. Ltd.	5,000	40,143
Yangzijiang Shipbuilding Holdings Ltd.	24,000	22,558

		182,873

South Africa—0.5%
FirstRand Ltd.	7,673	34,320
Liberty Holdings Ltd.	1,156	13,682
Sasol Ltd.	1,362	56,729
Sibanye Gold Ltd. ADR	1,829	12,565
Telkom S.A. SOC Ltd. (d)	5,598	34,767

		152,063

Spain—0.7%
Banco de Sabadell S.A.	19,118	54,190
Banco Santander S.A.	13,468	121,204
Gas Natural SDG S.A.	1,911	54,134
Mapfre S.A.	4,531	16,624

		246,152

Sweden—1.0%
Bilia AB, Class A	238	7,277
Holmen AB, Class B	501	16,891
Loomis AB, Class B	666	19,234
NCC AB, Class B	482	14,944
Nordea Bank AB	4,783	59,731
Skandinaviska Enskilda Banken AB, Class A	9,244	122,014
Swedbank AB, Class A	3,226	84,555

		324,646

Switzerland—2.0%
ACE Ltd.	883	100,962
Bucher Industries AG	149	36,983
Georg Fischer AG (d)	49	30,006
Givaudan S.A. (d)	44	78,380
Novartis AG	2,700	261,097
Swiss Life Holding AG (d)	166	38,002
Swiss Re AG (d)	793	67,741
TE Connectivity Ltd.	727	46,673

		659,844

Taiwan—1.3%
Asustek Computer, Inc.	3,000	32,678
Hon Hai Precision Industry Co., Ltd.	11,200	35,103
Inventec Corp.	38,000	25,276
Mega Financial Holding Co., Ltd.	66,000	53,621
Pegatron Corp.	20,000	46,369
Taishin Financial Holding Co., Ltd.	109,933	50,913
Taiwan Semiconductor Manufacturing Co., Ltd.	34,000	156,448
Vanguard International Semiconductor Corp.	26,000	40,032

		440,440

Thailand—0.4%
Kasikornbank PCL	9,700	72,905
Krung Thai Bank PCL (b)	17,500	12,733
PTT Global Chemical PCL (b)	3,400	6,656
PTT PCL (b)	2,100	24,476
Thai Union Frozen Products PCL	5,300	13,398

		130,168

Turkey—0.2%
Eregli Demir ve Celik Fabrikalari TAS	19,782	40,137
TAV Havalimanlari Holding AS	1,559	13,306

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	99

Schedule of Investments

November 30, 2014

	Shares	Value
Tekfen Holding AS (d)	4,363	$11,853
Turk Telekomunikasyon AS	3,429	10,961

		76,257

United Kingdom—4.4%
Aviva PLC	7,507	59,705
Barratt Developments PLC	3,723	26,698
Beazley PLC	4,079	17,273
Bellway PLC	769	22,579
Berendsen PLC	601	9,636
Berkeley Group Holdings PLC	816	32,659
Bovis Homes Group PLC	2,303	30,890
BP PLC	7,211	47,214
Britvic PLC	2,511	25,972
DCC PLC	286	15,877
Delphi Automotive PLC	573	41,800
easyJet PLC	4,040	104,112
Galliford Try PLC	635	11,966
Home Retail Group PLC	8,702	27,191
Interserve PLC	1,950	17,672
Ithaca Energy, Inc. (d)	7,824	7,595
ITV PLC	10,963	36,534
Keller Group PLC	1,251	16,533
Legal & General Group PLC	18,806	72,356
Lloyds Banking Group PLC (d)	49,221	61,767
Lookers PLC	3,923	8,456
Mondi PLC	6,166	105,242
National Express Group PLC	5,446	22,516
Next PLC	553	58,465
Pace PLC	2,436	13,654
Paragon Group of Cos. PLC	2,229	14,571
Persimmon PLC (d)	1,097	26,194
Royal Dutch Shell PLC, Class B	6,776	235,025
RPC Group PLC	1,236	11,339
Shire PLC	1,959	139,636
Taylor Wimpey PLC	12,903	26,992
Trinity Mirror PLC (d)	3,984	9,070
TUI Travel PLC	4,549	31,570
WH Smith PLC	4,379	86,127

		1,474,886

United States—48.5%
A Schulman, Inc.	487	18,633
ABM Industries, Inc.	580	15,712
Actavis PLC (d)	664	179,685
Activision Blizzard, Inc.	4,473	96,840
Aetna, Inc.	1,492	130,162
AG Mortgage Investment Trust, Inc. REIT	1,528	30,178
AGL Resources, Inc.	931	48,701
Air Lease Corp.	920	34,988
Alaska Air Group, Inc.	1,723	101,709
Allergan, Inc.	254	54,328
Alliance Data Systems Corp. (d)	373	106,630
Allstate Corp.	1,329	90,571
Altria Group, Inc.	906	45,536
Amdocs Ltd.	669	32,610
Ameren Corp.	1,886	81,305
American Airlines Group, Inc.	897	43,531
American Capital Mortgage Investment Corp. REIT	1,135	22,779
American Electric Power Co., Inc.	1,387	79,822
American Financial Group, Inc.	612	36,959
American Railcar Industries, Inc.	308	18,166
AmerisourceBergen Corp.	665	60,548
Amgen, Inc.	1,651	272,927
Amtrust Financial Services, Inc.	439	22,530
Andersons, Inc. (c)	229	12,375
Annaly Capital Management, Inc. REIT	2,864	32,993
Anthem, Inc.	688	88,002
Apollo Commercial Real Estate Finance, Inc. REIT	749	12,493
Apollo Education Group, Inc., Class A (d)	778	24,289

	Shares	Value
Apollo Investment Corp.	2,509	$20,674
Apple, Inc.	5,853	696,097
Aramark	1,170	35,568
Archer-Daniels-Midland Co.	1,956	103,042
Arlington Asset Investment Corp., Class A	460	12,811
ARRIS Group, Inc. (d)	594	17,683
Arrow Electronics, Inc. (d)	199	11,630
Associated Banc-Corp	1,177	21,751
AT&T, Inc.	7,190	254,382
Avery Dennison Corp.	720	35,647
Avista Corp.	1,277	43,993
Avnet, Inc.	779	34,112
Becton Dickinson and Co.	687	96,407
Belden, Inc.	342	24,976
Benchmark Electronics, Inc. (d)	708	16,836
Boston Private Financial Holdings, Inc.	1,279	16,320
Broadcom Corp., Class A	627	27,043
Brocade Communications Systems, Inc.	3,148	35,604
Brown Shoe Co., Inc.	549	17,985
Capital One Financial Corp.	937	77,958
Capstead Mortgage Corp. REIT	2,972	38,666
Centene Corp. (d)	189	18,668
CenturyLink, Inc.	1,540	62,786
Chemed Corp.	249	27,417
Chesapeake Utilities Corp.	420	18,871
Chevron Corp.	3,142	342,070
Cigna Corp.	915	94,144
Cisco Systems, Inc.	8,208	226,869
CMS Energy Corp.	2,924	96,784
CNA Financial Corp.	675	26,136
Comcast Corp., Class A	5,140	292,619
Community Health Systems, Inc. (d)	279	13,135
Computer Sciences Corp.	1,185	75,105
CONMED Corp.	1,035	43,915
ConocoPhillips	3,954	261,241
Consolidated Edison, Inc.	739	46,668
Convergys Corp.	1,816	37,864
Cooper Cos., Inc.	589	99,482
Crane Co.	448	26,445
CVS Health Corp.	2,337	213,508
Cytec Industries, Inc.	430	20,683
Deluxe Corp.	1,005	58,742
DeVry Education Group, Inc.	444	21,694
Dillard’s, Inc., Class A	504	59,412
Discover Financial Services	2,138	140,146
Dr. Pepper Snapple Group, Inc.	879	65,046
DST Systems, Inc.	301	29,874
Duke Energy Corp.	1,320	106,788
Eastman Chemical Co.	927	76,867
Edison International	1,597	101,505
EMC Corp.	2,047	62,126
Entergy Corp.	1,132	94,975
Enterprise Financial Services Corp.	629	11,951
Euronet Worldwide, Inc. (d)	230	13,356
EverBank Financial Corp.	1,104	20,799
Exelon Corp.	2,455	88,797
Expedia, Inc.	200	17,422
Exxon Mobil Corp.	1,790	162,067
Fidelity National Information Services, Inc.	644	39,406
First Interstate Bancsystem, Inc., Class A	542	15,241
First Merchants Corp.	499	10,704
Foot Locker, Inc.	1,118	64,050
GameStop Corp., Class A	913	34,521
GATX Corp.	1,142	70,736
General Electric Co.	4,005	106,092
Gilead Sciences, Inc. (d)	1,700	170,544
Global Cash Access Holdings, Inc. (d)	1,093	7,760
Global Payments, Inc.	206	17,790

	Shares	Value
Google, Inc., Class A (d)	117	$64,242
Google, Inc., Class C (d)	120	65,020
Great Plains Energy, Inc.	1,185	31,011
Green Plains, Inc.	299	8,973
Halyard Health, Inc. (d)	209	8,195
Hanesbrands, Inc.	716	82,856
Hanover Insurance Group, Inc.	527	37,565
HCC Insurance Holdings, Inc.	755	40,068
Health Net, Inc. (d)	663	34,065
Heartland Payment Systems, Inc.	308	16,792
Helmerich & Payne, Inc.	1,059	73,653
Hewlett-Packard Co.	5,254	205,221
Humana, Inc.	458	63,190
Huntsman Corp.	708	18,068
Iconix Brand Group, Inc. (d)	548	22,145
Ingram Micro, Inc., Class A (d)	1,630	44,711
Intel Corp.	7,627	284,106
International Business Machines Corp.	1,299	210,659
Intersil Corp., Class A	1,619	21,225
j2 Global, Inc. (c)	343	19,393
Jack in the Box, Inc.	176	13,112
Jarden Corp. (d)	813	35,894
Johnson & Johnson	4,244	459,413
JPMorgan Chase & Co.	3,993	240,219
Kaiser Aluminum Corp.	149	10,844
KeyCorp	1,770	23,895
Kimberly-Clark Corp.	873	101,783
Kohl’s Corp.	793	47,279
Kroger Co.	4,282	256,235
Lam Research Corp.	1,310	108,258
Lear Corp.	724	69,439
Lincoln National Corp.	2,174	123,114
Littelfuse, Inc.	246	23,648
LyondellBasell Industries NV, Class A	1,001	78,939
Macy’s, Inc.	1,331	86,395
MainSource Financial Group, Inc.	731	13,026
Mallinckrodt PLC (d)	1,132	104,393
Manpowergroup, Inc.	701	46,869
Marriott Vacations Worldwide Corp.	247	18,157
McKesson Corp.	720	151,747
Medtronic, Inc.	2,293	169,384
Mentor Graphics Corp. (c)	1,801	40,000
MetLife, Inc.	2,078	115,558
Micron Technology, Inc. (d)	2,599	93,434
Microsoft Corp.	5,143	245,887
Molson Coors Brewing Co., Class B	1,199	92,743
Morgan Stanley	2,357	82,919
Mylan, Inc. (d)	1,966	115,227
Nabors Industries Ltd.	843	11,060
Natus Medical, Inc. (d)	386	13,213
Norfolk Southern Corp.	827	92,326
Northrop Grumman Corp.	1,308	184,336
O’Reilly Automotive, Inc. (d)	197	36,000
Olin Corp. (c)	608	15,297
Omega Healthcare Investors, Inc. REIT	1,206	46,093
Omnicare, Inc.	958	67,367
ON Semiconductor Corp. (d)	6,031	54,460
Oracle Corp.	1,988	84,311
Packaging Corp. of America	453	33,649
PartnerRe Ltd.	764	89,014
Penske Automotive Group, Inc.	746	35,323
PG&E Corp.	1,003	50,652
PharMerica Corp. (d)	3,536	77,120
Pinnacle Foods, Inc.	928	31,580
PNC Financial Services Group, Inc.	1,161	101,553
Popular, Inc. (d)	502	16,385
Providence Service Corp. (d)	299	11,700
Prudential Financial, Inc.	1,113	94,583
PTC, Inc. (d)	854	33,366
Public Service Enterprise Group, Inc.	1,196	49,969
QUALCOMM, Inc.	2,983	217,461
Quest Diagnostics, Inc.	1,139	74,388

100	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

	Shares	Value
Red Robin Gourmet Burgers, Inc. (d)	269	$18,117
Reinsurance Group of America, Inc.	393	33,688
Reynolds American, Inc.	1,291	85,090
RF Micro Devices, Inc. (d)	877	12,813
Royal Caribbean Cruises Ltd.	1,193	87,972
Ryder System, Inc.	356	34,005
Salix Pharmaceuticals Ltd. (d)	257	26,391
Sanderson Farms, Inc. (c)	387	33,596
SanDisk Corp.	1,293	133,774
Sanmina Corp. (d)	1,771	43,567
SCANA Corp.	588	33,534
Select Medical Holdings Corp. (c)	1,240	17,893
Skyworks Solutions, Inc.	769	51,884
Snap-on, Inc.	92	12,450
SS&C Technologies Holdings, Inc.	283	14,306
St. Jude Medical, Inc.	948	64,426
SunTrust Banks, Inc.	1,132	44,476
Symetra Financial Corp.	1,066	24,156
SYNNEX Corp.	338	24,147
Syntel, Inc. (d)	342	15,219
Teleflex, Inc.	140	16,681
Thermo Fisher Scientific, Inc.	1,354	175,059
Time Warner Cable, Inc.	326	48,665
Tower International, Inc. (d)	537	13,710
Travelers Cos., Inc.	1,284	134,114
Trinity Industries, Inc.	1,604	51,424
Tutor Perini Corp. (d)	578	14,595
Tyson Foods, Inc., Class A	2,057	87,093
Umpqua Holdings Corp.	1,086	18,451
Union Pacific Corp.	2,407	281,065
United Continental Holdings, Inc. (d)	669	40,963
United Therapeutics Corp. (d)	325	43,085
UnitedHealth Group, Inc.	1,509	148,833
Unum Group	1,370	45,511
USANA Health Sciences, Inc. (d)	107	11,411
Valero Energy Corp.	547	26,590
Verint Systems, Inc. (d)	566	34,068
Verizon Communications, Inc.	5,663	286,491
Viacom, Inc., Class B	164	12,403
Vishay Intertechnology, Inc.	1,587	22,012
Walt Disney Co.	2,603	240,804
Webster Financial Corp.	594	18,693
Wells Fargo & Co.	5,469	297,951
WesBanco, Inc.	1,020	33,874
West Corp.	412	12,871
Westar Energy, Inc.	1,621	63,365
Western Digital Corp.	890	91,910
Whirlpool Corp.	261	48,590
Wintrust Financial Corp.	455	20,334
WSFS Financial Corp.	144	10,814
Zimmer Holdings, Inc.	646	72,539

		16,222,656

Total Common Stock (cost—$29,145,367)		31,414,595

Preferred Stock—0.6%
Brazil—0.4%
Braskem S.A., Class A	1,500	11,219
Cia Energetica de Sao Paulo, Class B	4,300	43,220
Itau Unibanco Holding S.A.	3,750	56,240
Vale S.A.	4,800	37,299

		147,978

	Shares	Value
Korea (Republic of)—0.2%
Hyundai Motor Co.	430	$49,711

Total Preferred Stock (cost—$231,682)		197,689

	Principal Amount (000s)
Repurchase Agreements—4.7%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $1,572,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $1,608,038 including accrued interest
(cost—$1,572,000)	$1,572	1,572,000

Total Investments (cost—$30,949,049) (a)—99.2%		33,184,284

Other assets less liabilities—0.8%		257,856

Net Assets—100.0%		$33,442,140

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $11,906,498, representing 35.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $53,858, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	13.0%
Insurance	5.8%
Oil, Gas & Consumable Fuels	5.6%
Technology Hardware, Storage & Peripherals	4.6%
Pharmaceuticals	4.5%
Health Care Providers & Services	3.7%
Semiconductors & Semiconductor Equipment	3.0%
Diversified Telecommunication Services	2.8%
Food & Staples Retailing	2.8%
Auto Components	2.8%
Automobiles	2.8%
Electric Utilities	2.7%
Media	2.4%
Road & Rail	2.3%
IT Services	2.1%
Food Products	2.1%
Health Care Equipment & Supplies	1.7%
Software	1.7%
Communications Equipment	1.6%
Biotechnology	1.4%
Household Durables	1.3%
Electronic Equipment, Instruments & Components	1.2%
Multi-Utilities	1.2%
Airlines	1.1%
Trading Companies & Distributors	1.1%
Chemicals	1.0%
Multi-line Retail	1.0%
Wireless Telecommunication Services	0.9%
Specialty Retail	0.9%
Machinery	0.9%
Real Estate Investment Trust	0.8%
Aerospace & Defense	0.8%
Hotels, Restaurants & Leisure	0.8%
Metals & Mining	0.7%
Gas Utilities	0.7%
Independent Power and Renewable Electricity Producers	0.7%
Beverages	0.7%
Consumer Finance	0.6%
Containers & Packaging	0.6%
Real Estate Management & Development	0.6%
Life Sciences Tools & Services	0.6%
Paper & Forest Products	0.6%
Construction & Engineering	0.5%
Commercial Services & Supplies	0.5%
Internet Software & Services	0.5%
Capital Markets	0.4%
Thrifts & Mortgage Finance	0.4%
Textiles, Apparel & Luxury Goods	0.4%
Industrial Conglomerates	0.4%
Tobacco	0.4%
Marine	0.4%
Energy Equipment & Services	0.3%
Professional Services	0.3%
Diversified Financial Services	0.3%
Household Products	0.3%
Diversified Consumer Services	0.3%
Electrical Equipment	0.2%
Air Freight & Logistics	0.2%
Internet & Catalog Retail	0.2%

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	101

Schedule of Investments

November 30, 2014

Water Utilities	0.1%
Transportation Infrastructure	0.1%
Building Products	0.1%
Construction Materials	0.0%
Personal Products	0.0%
Repurchase Agreements	4.7%
Other assets less liabilities	0.8%

100.0%

AllianzGI China Equity Fund

	Shares	Value
Common Stock—107.0%
China—88.5%
Bank of China Ltd., Class H	343,500	$176,397
Beijing Enterprises Holdings Ltd.	17,500	139,431
China Automation Group Ltd. (d)	289,000	53,580
China Everbright International Ltd.	144,000	220,262
China Life Insurance Co., Ltd., Class H	53,000	186,500
China Machinery Engineering Corp., Class H	84,000	61,426
China Minsheng Banking Corp. Ltd., Class H	232,400	254,007
China Mobile Ltd.	21,000	259,091
China Telecom Corp. Ltd., Class H	360,000	217,052
CNOOC Ltd.	79,000	114,154
Comba Telecom Systems Holdings Ltd. (c)	306,610	119,408
CSR Corp. Ltd., Class H (b)(c)	315,000	320,473
Digital China Holdings Ltd. (c)	272,000	252,956
Dongfeng Motor Group Co., Ltd., Class H	98,000	149,252
Haitong Securities Co., Ltd., Class H	37,600	79,780
Industrial & Commercial Bank of China Ltd., Class H	363,335	245,108
PetroChina Co., Ltd., Class H	170,000	182,019
Ping An Insurance Group Co. of China Ltd., Class H	27,500	229,676
Qihoo 360 Technology Co., Ltd. ADR (d)	714	53,208
Qingling Motors Co., Ltd., Class H (c)	902,000	300,075
Tencent Holdings Ltd.	17,000	272,738
Tiangong International Co., Ltd.	812,000	173,393
Want Want China Holdings Ltd.	55,000	72,127
Yuexiu Transport Infrastructure Ltd.	180,000	116,747
Zhongsheng Group Holdings Ltd.	59,500	60,681
ZTE Corp., Class H	27,600	66,106

		4,375,647

Hong Kong—18.5%
Aeon Stores Hong Kong Co., Ltd.	104,000	127,264
COSCO International Holdings Ltd.	160,000	67,806
Goldpac Group Ltd.	199,000	162,656
Hong Kong Exchanges and Clearing Ltd.	8,300	180,489
Le Saunda Holdings Ltd.	256,000	121,522
Man Yue Technology Holdings Ltd.	700,000	137,304
Natural Beauty Bio-Technology Ltd.	1,210,000	120,280

		917,321

Total Common Stock (cost—$5,136,377)		5,292,968

	Principal Amount (000s)	Value
Repurchase Agreements—3.4%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $169,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $174,675 including accrued interest
(cost—$169,000)	$169	$169,000

Total Investments (cost—$5,305,377) (a)—110.4%		5,461,968

Liabilities in excess of other assets—(10.4)%		(514,646)

Net Assets—100.0%		$4,947,322

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $4,375,201, representing 88.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $320,473, representing 6.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	13.7%
Automobiles	9.1%
Insurance	8.4%
Electronic Equipment, Instruments & Components	7.9%
Machinery	7.6%
Internet Software & Services	6.6%
Oil, Gas & Consumable Fuels	6.0%
Wireless Telecommunication Services	5.2%
Commercial Services & Supplies	4.5%
Diversified Telecommunication Services	4.4%
Transportation Infrastructure	3.8%
Communications Equipment	3.7%
Diversified Financial Services	3.6%
Metals & Mining	3.5%
Technology Hardware, Storage & Peripherals	3.3%
Industrial Conglomerates	2.8%
Multi-line Retail	2.6%
Textiles, Apparel & Luxury Goods	2.4%
Personal Products	2.4%
Capital Markets	1.6%
Food Products	1.5%
Construction & Engineering	1.2%
Specialty Retail	1.2%
Repurchase Agreements	3.4%
Liabilities in excess of other assets	(10.4)%

100.0%

102	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds—85.0%
Airlines—0.5%
United Airlines, Inc.,
4.50%, 1/15/15	$4,520	$14,656,100

Apparel & Textiles—0.9%
Iconix Brand Group, Inc.,
1.50%, 3/15/18	17,240	23,467,950

Auto Components—0.7%
Meritor, Inc.,
7.875%, 3/1/26	11,965	19,301,041

Auto Manufacturers—3.6%
Navistar International Corp. (a)(b),
4.75%, 4/15/19	25,855	25,919,637
Tesla Motors, Inc.,
0.25%, 3/1/19	42,285	40,937,166
1.25%, 3/1/21	14,595	13,965,591
Wabash National Corp.,
3.375%, 5/1/18	13,640	15,847,975

		96,670,369

Biotechnology—7.9%
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	11,525	13,700,344
1.50%, 10/15/20	8,970	11,044,312
Cubist Pharmaceuticals, Inc.,
1.125%, 9/1/18	14,850	17,318,812
1.875%, 9/1/20	7,895	9,533,213
Emergent Biosolutions, Inc. (a)(b),
2.875%, 1/15/21	18,960	20,382,000
Gilead Sciences, Inc.,
1.625%, 5/1/16	9,120	40,196,446
Illumina, Inc.,
zero coupon, 6/15/19 (a)(b)	35,495	39,554,741
0.25%, 3/15/16	4,525	10,353,788
0.50%, 6/15/21 (a)(b)	4,235	4,867,603
Incyte Corp.,
0.375%, 11/15/18	13,350	20,792,625
1.25%, 11/15/20	3,270	5,232,000
Ligand Pharmaceuticals, Inc. (a)(b),
0.75%, 8/15/19	19,280	19,304,100

		212,279,984

Chemicals—0.9%
RPM International, Inc.,
2.25%, 12/15/20	20,390	23,193,625

Commercial Services—3.2%
Ascent Capital Group, Inc.,
4.00%, 7/15/20	7,395	6,160,959
Euronet Worldwide, Inc. (a)(b),
1.50%, 10/1/44	18,855	19,797,750
Live Nation Entertainment, Inc. (a)(b),
2.50%, 5/15/19	28,650	30,691,313
Macquarie Infrastructure Co. LLC,
2.875%, 7/15/19	26,235	29,596,359

		86,246,381

Computers—3.7%
Electronics For Imaging, Inc. (a)(b),
0.75%, 9/1/19	21,515	22,429,387
SanDisk Corp.,
0.50%, 10/15/20	42,725	53,406,250
1.50%, 8/15/17	4,900	9,962,313
Spansion LLC,
2.00%, 9/1/20	8,335	14,805,044

		100,602,994

	Principal Amount (000s)	Value
Distribution/Wholesale—0.8%
WESCO International, Inc.,
6.00%, 9/15/29	$7,375	$21,498,125

Diversified Financial Services—3.2%
Air Lease Corp.,
3.875%, 12/1/18	18,005	26,456,097
Cowen Group, Inc. (a)(b),
3.00%, 3/15/19	13,870	14,372,649
Encore Capital Group, Inc.,
3.00%, 7/1/20	18,360	20,459,925
PRA Group, Inc.,
3.00%, 8/1/20	22,955	26,211,740

		87,500,411

Electric Utilities—1.0%
NRG Yield, Inc. (a)(b),
3.50%, 2/1/19	25,305	28,436,494

Electrical Equipment—0.8%
SunPower Corp. (a)(b),
0.875%, 6/1/21	23,330	21,959,362

Energy-Alternate Sources—0.4%
SolarCity Corp. (a)(b),
1.625%, 11/1/19	12,985	12,067,934

Healthcare-Products—4.7%
Cepheid (a)(b),
1.25%, 2/1/21	20,340	22,768,088
Hologic, Inc.,
2.00%, 12/15/37	22,465	28,376,103
NuVasive, Inc.,
2.75%, 7/1/17	23,035	28,304,256
Teleflex, Inc.,
3.875%, 8/1/17	13,605	26,580,769
Wright Medical Group, Inc.,
2.00%, 8/15/17	16,710	21,514,125

		127,543,341

Healthcare-Services—2.7%
Molina Healthcare, Inc.,
1.125%, 1/15/20	14,065	18,926,216
1.625%, 8/15/44	11,735	12,761,813
WellPoint, Inc.,
2.75%, 10/15/42	23,620	41,585,962

		73,273,991

Home Builders—1.3%
Lennar Corp. (a)(b),
3.25%, 11/15/21	16,920	34,548,525

Home Furnishings—0.6%
TiVo, Inc. (a)(b),
2.00%, 10/1/21	16,470	15,790,612

Household Products/Wares—1.5%
Jarden Corp.,
1.125%, 3/15/34 (a)(b)	24,265	25,811,894
1.875%, 9/15/18	9,890	14,612,475

		40,424,369

Insurance—3.0%
AmTrust Financial Services, Inc.,
5.50%, 12/15/21	13,195	26,101,359
Fidelity National Financial, Inc.,
4.25%, 8/15/18	16,425	28,692,422
Radian Group, Inc.,
2.25%, 3/1/19	16,385	26,984,047

		81,777,828

Internet—6.5%
AOL, Inc. (a)(b),
0.75%, 9/1/19	25,510	27,088,431

	Principal Amount (000s)	Value
Dealertrack Technologies, Inc.,
1.50%, 3/15/17	$8,850	$12,141,094
LinkedIn Corp. (a)(b),
0.50%, 11/1/19	12,920	13,493,390
Priceline Group, Inc.,
0.35%, 6/15/20	6,690	7,513,706
1.00%, 3/15/18	12,715	17,204,984
Twitter, Inc. (a)(b),
0.25%, 9/15/19	26,940	24,683,775
VeriSign, Inc.,
4.086%, 8/15/37	16,670	30,078,931
WebMD Health Corp.,
1.50%, 12/1/20	12,915	12,495,263
Yahoo!, Inc. (a)(b),
zero coupon, 12/1/18	26,835	30,877,022

		175,576,596

Iron/Steel—0.6%
U.S. Steel Corp.,
2.75%, 4/1/19	10,865	15,924,016

Lodging—0.3%
MGM Resorts International,
4.25%, 4/15/15	6,740	8,479,763

Media—1.0%
Liberty Media Corp. (a)(b),
1.375%, 10/15/23	26,210	26,341,050

Mining—0.6%
Kaiser Aluminum Corp.,
4.50%, 4/1/15	10,915	16,656,290

Oil, Gas & Consumable Fuels—1.2%
Goodrich Petroleum Corp.,
5.00%, 10/1/32	15,760	10,677,400
Helix Energy Solutions Group, Inc.,
3.25%, 3/15/32	18,370	21,653,637

		32,331,037

Pharmaceuticals—8.6%
Akorn, Inc.,
3.50%, 6/1/16	3,950	18,044,094
Depomed, Inc.,
2.50%, 9/1/21	23,710	25,443,794
Endo Health Solutions, Inc.,
1.75%, 4/15/15	8,100	20,260,125
Jazz Investments I Ltd. (a)(b),
1.875%, 8/15/21	17,730	20,899,238
Medivation, Inc.,
2.625%, 4/1/17	12,125	27,470,703
Mylan, Inc.,
3.75%, 9/15/15	7,030	30,958,362
Omnicare, Inc.,
3.50%, 2/15/44	37,390	44,073,462
Pacira Pharmaceuticals, Inc.,
3.25%, 2/1/19	5,155	19,547,116
Salix Pharmaceuticals Ltd.,
1.50%, 3/15/19	14,965	24,926,078

		231,622,972

Real Estate Investment Trust—2.8%
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	15,765	28,258,762
iStar Financial, Inc.,
1.50%, 11/15/16 (a)(b)	3,405	3,541,541
3.00%, 11/15/16	17,085	22,295,925
Starwood Property Trust, Inc.,
4.55%, 3/1/18	19,355	21,193,725

		75,289,953

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	103

Schedule of Investments

November 30, 2014

	Principal Amount (000s)	Value
Real Estate Management & Development—1.0%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	$19,260	$25,796,362

Retail—1.1%
Restoration Hardware Holdings, Inc. (a)(b),
zero coupon, 6/15/19	30,000	29,606,250

Semiconductors—10.0%
Intel Corp.,
3.25%, 8/1/39	33,500	60,237,355
Lam Research Corp.,
1.25%, 5/15/18	30,290	44,147,675
Microchip Technology, Inc.,
2.125%, 12/15/37	4,770	8,547,244
Micron Technology, Inc.,
2.375%, 5/1/32	1,795	6,697,594
3.00%, 11/15/43	48,430	65,319,962
Novellus Systems, Inc.,
2.625%, 5/15/41	4,835	11,516,366
NXP Semiconductor NV (a)(b)(c),
1.00%, 12/1/19	20,315	20,860,966
SunEdison, Inc. (a)(b),
0.25%, 1/15/20	36,005	37,535,212
2.00%, 10/1/18	9,820	15,816,337

		270,678,711

Software—7.0%
Akamai Technologies, Inc. (a)(b),
zero coupon, 2/15/19	32,970	34,000,477
Citrix Systems, Inc. (a)(b),
0.50%, 4/15/19	14,310	15,025,500
Salesforce.com, Inc.,
0.25%, 4/1/18	41,560	47,560,225
Synchronoss Technologies, Inc.,
0.75%, 8/15/19	16,670	17,909,831
Take-Two Interactive Software, Inc.,
1.00%, 7/1/18	15,285	21,370,341
Verint Systems, Inc.,
1.50%, 6/1/21	28,845	32,865,272
Workday, Inc.,
0.75%, 7/15/18	15,695	19,501,038

		188,232,684

Telecommunications—2.2%
Level 3 Communications, Inc.,
7.00%, 3/15/15	14,140	25,991,087
Palo Alto Networks, Inc. (a)(b),
zero coupon, 7/1/19	25,455	32,821,041

		58,812,128

Transportation—0.7%
Greenbrier Cos., Inc.,
3.50%, 4/1/18	12,480	19,718,400

Total Convertible Bonds (cost—$1,980,276,609)		2,296,305,648

	Shares
Convertible Preferred Stock—12.0%
Banks—1.9%
Bank of America Corp., Ser. L (d),
7.25%	21,775	25,877,410
Wells Fargo & Co., Ser. L (d),
7.50%	20,735	25,301,884

		51,179,294

Electric Utilities—1.1%
Exelon Corp.,
6.50%, 6/1/17	572,060	29,855,811

	Shares	Value
Food Products—1.3%
Tyson Foods, Inc.,
4.75%, 7/15/17	661,480	$34,727,700

Health Care Providers & Services—0.7%
Amsurg Corp., Ser. A-1,
5.25%, 7/1/17	184,095	19,989,956

Independent Power Producers & Energy Traders—0.7%
Dynegy, Inc., Ser. A,
5.375%, 11/1/17	181,315	19,498,615

Machinery—1.3%
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	238,785	32,773,241
6.25%, 11/17/16, UNIT	25,400	2,930,906

		35,704,147

Metals & Mining—1.0%
Alcoa, Inc., Ser. 1,
5.375%, 10/1/17	513,275	27,357,557

Oil, Gas & Consumable Fuels—2.1%
Chesapeake Energy Corp. (a)(b)(d),
5.75%	38,675	41,720,656
Sanchez Energy Corp., Ser. B (d),
6.50%	322,125	13,573,703

		55,294,359

Real Estate Investment Trust—1.2%
American Tower Corp., Ser. A,
5.25%, 5/15/17	275,435	31,468,449

Transportation—0.7%
Genesee & Wyoming, Inc.,
5.00%, 10/1/15	155,875	19,824,183

Total Convertible Preferred Stock (cost—$308,602,298)		324,900,071

Common Stock—0.4%
Airlines—0.4%
United Continental Holdings, Inc. (e) (cost—$4,325,711)	145,603	8,915,272

	Principal Amount (000s)
Repurchase Agreements—2.7%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $73,011,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $74,473,200 including accrued interest
(cost—$73,011,000)	$73,011	73,011,000

Total Investments (cost—$2,366,215,618)—100.1%		2,703,131,991

Liabilities in excess of other assets—(0.1)%		(1,504,443)

Net Assets—100.0%		$2,701,627,548

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $761,271,737, representing 28.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued or delayed-delivery. To be settled/delivered after November 30, 2014.

(d) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e) Non-income producing.

Glossary:

UNIT—More than one class of securities traded together.

104	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

AllianzGI Emerging Markets Debt Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—71.5%
Brazil—7.2%
Banco ABC Brasil S.A. (a)(b),
7.875%, 4/8/20	$200	$212,000
Banco do Brasil S.A.,
3.875%, 1/23/17	200	206,500
9.00%, 6/18/24 (a)(b)(d)	220	216,700
Caixa Economica Federal,
2.375%, 11/6/17 (a)(b)	300	292,800
7.25%, 7/23/24 (f)	201	202,005
CIMPOR Financial Operations BV (a)(b),
5.75%, 7/17/24	226	211,592
Minerva Luxembourg S.A. (a)(b),
7.75%, 1/31/23	210	217,392
OAS Finance Ltd. (a)(b),
8.00%, 7/2/21	206	95,790
Petrobras International Finance Co. S.A.,
3.50%, 2/6/17	300	298,602
Tupy Overseas S.A. (a)(b),
6.625%, 7/17/24	213	214,065

		2,167,446

Chile—4.0%
Banco del Estado de Chile,
3.875%, 2/8/22	257	262,118
Banco Santander Chile (a)(b),
3.875%, 9/20/22	220	222,230
Corp. Nacional del Cobre de Chile,
4.25%, 7/17/42	205	189,705
Embotelladora Andina S.A. (a)(b),
5.00%, 10/1/23	207	218,860
Empresa Electrica Angamos S.A. (a)(b),
4.875%, 5/25/29	300	300,000

		1,192,913

China—8.9%
Bank of Communications Co., Ltd. (f),
4.50%, 10/3/24	200	203,020
Big Will Investments Ltd.,
10.875%, 4/29/16	200	209,500
CRCC Yupeng Ltd. (d),
3.95%, 8/1/19	202	204,131
Kaisa Group Holdings Ltd.,
10.25%, 1/8/20	200	211,000
KWG Property Holding Ltd.,
8.975%, 1/14/19	200	201,500
MCC Holding Hong Kong Corp. Ltd.,
2.625%, 6/16/17	200	200,382
Mega Advance Investments Ltd.,
6.375%, 5/12/41	205	254,319
Poly Real Estate Finance Ltd.,
4.50%, 8/6/18	200	204,622
Sinochem Overseas Capital Co., Ltd.,
6.30%, 11/12/40	171	217,796
Sinopec Group Overseas Development Ltd.,
5.375%, 10/17/43	253	295,797
State Grid Overseas Investment Ltd.,
4.85%, 5/7/44	221	244,216
Sunac China Holdings Ltd.,
12.50%, 10/16/17	200	222,000

		2,668,283

Colombia—0.7%
Ecopetrol S.A.,
5.875%, 5/28/45	212	210,940

Croatia—0.8%
Hrvatska Elektroprivreda,
6.00%, 11/9/17	214	225,717

	Principal Amount (000s)	Value
El Salvador—1.4%
AES El Salvador Trust II (a)(b),
6.75%, 3/28/23	$210	$203,700
Telemovil Finance Co., Ltd. (a)(b),
8.00%, 10/1/17	200	208,500

		412,200

Guatemala—0.7%
Comcel Trust (a)(b),
6.875%, 2/6/24	203	216,703

Hong Kong—3.5%
CLP Power HK Finance Ltd. (d),
4.25%, 11/7/19	206	207,751
FPT Finance Ltd.,
6.375%, 9/28/20	200	218,050
MCE Finance Ltd.,
5.00%, 2/15/21	200	194,000
PCCW Capital No 4 Ltd.,
5.75%, 4/17/22	200	217,586
Texhong Textile Group Ltd.,
7.625%, 1/19/16	200	205,750

		1,043,137

India—4.3%
Bank of Baroda,
4.875%, 7/23/19	204	219,673
Export-Import Bank of India,
4.00%, 1/14/23	209	213,654
GCX Ltd.,
7.00%, 8/1/19	205	214,689
Indian Oil Corp. Ltd.,
5.625%, 8/2/21	204	224,927
Rolta Americas LLC,
8.875%, 7/24/19	203	199,448
State Bank of India,
4.125%, 8/1/17	200	210,014

		1,282,405

Indonesia—4.8%
Indo Energy Finance II BV,
6.375%, 1/24/23	256	193,280
Jababeka International BV,
7.50%, 9/24/19	200	203,086
Majapahit Holding BV,
7.875%, 6/29/37	236	290,280
Pacific Emerald Pte Ltd.,
9.75%, 7/25/18	200	217,000
Pertamina Persero PT,
4.875%, 5/3/22	304	313,880
Perusahaan Gas Negara Persero Tbk PT,
5.125%, 5/16/24	206	215,013

		1,432,539

Israel—1.2%
Delek & Avner Tamar Bond Ltd. (a)(b),
2.803%, 12/30/16	150	150,337
4.435%, 12/30/20	200	204,474

		354,811

Kazakhstan—3.8%
Kazakhstan Temir Zholy Finance BV,
7.00%, 5/11/16	200	211,540
KazMunayGas National Co. JSC (a)(b),
4.875%, 5/7/25	300	298,880
5.75%, 4/30/43	450	422,994
6.00%, 11/7/44	200	188,500

		1,121,914

Malaysia—0.7%
RHB Bank Bhd.,
3.088%, 10/3/19	200	203,048

	Principal Amount (000s)	Value
Mexico—6.5%
Alfa SAB De C.V. (a)(b),
6.875%, 3/25/44	$211	$235,265
Axtel SAB De C.V. (a)(b)(e),
8.00%, 1/31/20	220	220,825
BBVA Bancomer S.A.,
7.25%, 4/22/20	192	217,190
Coca-Cola Femsa SAB De C.V.,
3.875%, 11/26/23	194	204,059
Comision Federal de Electricidad,
4.875%, 1/15/24	221	235,365
Gruma SAB De C.V. (a)(b)(c),
4.875%, 12/1/24	200	205,000
Petroleos Mexicanos,
5.50%, 6/27/44	304	314,640
Sixsigma Networks Mexico S.A. De C.V. (a)(b),
8.25%, 11/7/21	300	311,250

		1,943,594

Nigeria—2.3%
FBN Finance Co. BV, (converts to FRN on 7/23/19) (a)(b),
8.00%, 7/23/21	251	238,500
GTB Finance BV (a)(b),
6.00%, 11/8/18	201	195,473
Zenith Bank PLC (a)(b),
6.25%, 4/22/19	250	244,687

		678,660

Panama—0.7%
Global Bank Corp. (a)(b),
5.125%, 10/30/19	200	203,375

Peru—1.5%
Abengoa Transmision Sur S.A.,
6.875%, 4/30/43	206	229,175
Corp. Financiera de Desarrollo S.A.,
4.75%, 2/8/22	207	217,867

		447,042

Philippines—0.5%
Power Sector Assets & Liabilities Management Corp.,
7.39%, 12/2/24	117	153,270

Qatar—1.0%
Ras Laffan Liquefied Natural Gas Co., Ltd. III (a)(b),
6.332%, 9/30/27	250	293,083

Republic of Korea—0.7%
Woori Bank Co., Ltd.,
4.75%, 4/30/24	204	214,883

Russian Federation—4.3%
Alfa Bank OJSC Via Alfa Bond Issuance PLC (a)(b),
7.50%, 9/26/19	200	187,375
Gazprom Neft OAO Via GPN Capital S.A. (a)(b),
6.00%, 11/27/23	203	185,459
Gazprom OAO Via Gaz Capital S.A. (a)(b),
4.30%, 11/12/15	200	198,625
Lukoil International Finance BV (a)(b),
6.656%, 6/7/22	385	375,375
Sberbank of Russia Via SB Capital S.A. (a)(b),
5.25%, 5/23/23	224	181,440
TMK OAO Via TMK Capital S.A. (a)(b),
6.75%, 4/3/20	203	166,460

		1,294,734

Singapore—0.7%
Oversea-Chinese Banking Corp. Ltd. (f),
4.00%, 10/15/24	200	206,629

South Africa—2.0%
Gold Fields Orogen Holding BVI Ltd. (a)(b),
4.875%, 10/7/20	200	177,000

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	105

Schedule of Investments

November 30, 2014

	Principal Amount (000s)	Value
MTN Mauritius Investments Ltd. (a)(b),
4.755%, 11/11/24	$200	$201,750
Myriad International Holdings BV (a)(b),
6.00%, 7/18/20	200	221,040

		599,790

Thailand—0.7%
PTT Exploration & Production PCL,
4.875%, 6/18/19	203	207,314

Turkey—4.0%
Akbank TAS (a)(b),
3.875%, 10/24/17	250	256,028
Global Liman Isletmeleri (a)(b),
8.125%, 11/14/21	300	290,328
Turk Telekomunikasyon AS (a)(b),
4.875%, 6/19/24	202	205,822
Turkiye Garanti Bankasi AS (a)(b),
6.25%, 4/20/21	201	223,351
Yasar Holdings A.S. (a)(b),
8.875%, 5/6/20	200	208,000

		1,183,529

United Arab Emirates—1.8%
ADCB Finance Cayman Ltd.,
4.50%, 3/6/23	202	208,565
Dolphin Energy Ltd. (a)(b),
5.888%, 6/15/19	124	135,850
Mubadala GE Capital Ltd. (a)(b),
3.00%, 11/10/19	200	201,760

		546,175

United Kingdom—0.6%
Genel Energy Finance PLC,
7.50%, 5/14/19	200	193,000

Uruguay—0.7%
Navios South American Logistics, Inc. (a)(b),
7.25%, 5/1/22	213	218,858

Venezuela—1.5%
Petroleos de Venezuela S.A.,
5.25%, 4/12/17	274	170,291
6.00%, 5/16/24	609	274,659

		444,950

Total Corporate Bonds & Notes (cost—$21,612,762)		21,360,942

Sovereign Debt Obligations—20.0%
Brazil—2.1%
Banco Nacional de Desenvolvimento Economico e Social,
5.75%, 9/26/23	200	213,000
Brazil Minas SPE via State of Minas Gerais,
5.333%, 2/15/28	201	204,015
Brazilian Government International Bond,
5.00%, 1/27/45	206	204,970

		621,985

Chile—0.6%
Chile Government International Bond,
2.25%, 10/30/22	186	180,188

Colombia—1.8%
Colombia Government International Bond,
2.625%, 3/15/23	316	297,988
5.625%, 2/26/44	207	235,980

		533,968

Croatia—1.0%
Croatia Government International Bond,
5.50%, 4/4/23	276	291,423

		Principal Amount (000s)	Value
El Salvador—0.7%
El Salvador Government International Bond,
5.875%, 1/30/25	$	210	$212,362

Hungary—1.4%
Hungary Government International Bond,
5.375%, 2/21/23		196	214,177
6.25%, 1/29/20		185	210,034

			424,211

Kenya—0.9%
Kenya Government International Bond,
6.875%, 6/24/24		241	258,533

Morocco—1.1%
Morocco Government International Bond,
5.50%, 12/11/42		304	318,060

Pakistan—0.8%
Pakistan Government International Bond,
8.25%, 4/15/24		218	230,579

Panama—0.7%
Panama Government International Bond,
7.125%, 1/29/26		163	209,047

Paraguay—0.7%
Republic of Paraguay,
6.10%, 8/11/44		207	221,490

Peru—1.0%
Peruvian Government International Bond,
5.70%, 8/12/24 (a)(b)	PEN	400	137,677
8.75%, 11/21/33	$	95	148,675

			286,352

Philippines—0.8%
Philippine Government International Bond,
5.50%, 3/30/26		205	243,950

Romania—0.4%
Romanian Government International Bond,
4.375%, 8/22/23		116	122,525

Russian Federation—0.7%
Russian Federation Bond,
7.50%, 3/31/30		195	213,502

Senegal—0.7%
Senegal Government International Bond,
6.25%, 7/30/24		203	203,507

Serbia—1.0%
Republic of Serbia,
5.875%, 12/3/18		292	310,741

Turkey—2.0%
Export Credit Bank of Turkey (a)(b),
5.00%, 9/23/21		200	207,218
Turkey Government International Bond,
5.75%, 3/22/24		352	397,408

			604,626

United Arab Emirates—0.9%
IPIC GMTN Ltd. (a)(b),
5.00%, 11/15/20		253	284,562

Uruguay—0.7%
Uruguay Government International Bond,
4.50%, 8/14/24		197	209,312

Total Sovereign Debt Obligations (cost—$5,886,680)			5,980,923

	Principal Amount (000s)	Value
Repurchase Agreements—5.7%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $1,699,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $1,736,475 including accrued interest
(cost—$1,699,000)	$1,699	$1,699,000

Total Investments (cost—$29,198,442)—97.2%		29,040,865

Other assets less liabilities—2.8%		845,159

Net Assets—100.0%		$29,886,024

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $10,506,953, representing 35.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued or delayed-delivery. To be settled/delivered after November 30, 2014.

(d) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on November 30, 2014.

Glossary:

FRN—Floating Rate Note

MTN—Medium Term Note

PEN—Peruvian Nuevo Sol

106	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	20.0%
Oil, Gas & Consumable Fuels	18.2%
Banking	17.6%
Electric Utilities	6.6%
Telecommunications	5.9%
Food & Beverage	3.5%
Real Estate	3.5%
Diversified Financial Services	3.3%
Holding Companies-Diversified	2.2%
Transportation	1.4%
Metal Fabricate/Hardware	1.3%
Mining	1.2%
Engineering & Construction	1.0%
Commercial Services	1.0%
Media	0.7%
Retail	0.7%
Iron/Steel	0.7%
Apparel & Textiles	0.7%
Software	0.7%
Lodging	0.7%
Coal	0.6%
Repurchase Agreements	5.7%
Other assets less liabilities	2.8%

100.0%

AllianzGI Global Fundamental Strategy Fund

	Shares	Value
Common Stock—39.4%
Belgium—1.0%
bpost S.A.	8,500	$220,476

Germany—4.8%
BASF SE	2,100	190,315
Deutsche Annington Immobilien SE	11,300	364,215
Deutsche Wohnen AG	4,500	107,921
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,000	205,779
SAP SE	1,600	112,775
TLG Immobilien AG (f)(g)	6,282	85,144

		1,066,149

Greece—0.1%
Piraeus Bank S.A. (g)	22,000	33,462

Hong Kong—2.5%
HKT Trust	241,000	301,397
Power Assets Holdings Ltd.	26,000	248,035

		549,432

Indonesia—1.7%
Bank Negara Indonesia Persero Tbk PT	130,000	64,194
Indocement Tunggal Prakarsa Tbk PT	30,000	60,910
Telekomunikasi Indonesia Persero Tbk PT	1,062,500	246,321

		371,425

Italy—0.9%
Eni SpA	9,900	197,096

New Zealand—1.2%
Spark New Zealand Ltd.	115,000	275,852

Norway—1.9%
Telenor ASA	10,300	217,510
Yara International ASA	4,900	207,890

		425,400

Switzerland—2.2%
Nestle S.A.	3,400	255,049
Roche Holdings AG	800	239,392

		494,441

Turkey—1.3%
Tupras Turkiye Petrol Rafinerileri AS	12,500	281,686

United Arab Emirates—0.8%
Dragon Oil PLC	22,500	175,901

United Kingdom—5.2%
BHP Billiton PLC	7,500	176,682
BP PLC	28,000	183,330
Centrica PLC	38,100	169,249
GlaxoSmithKline PLC	8,000	185,594
Reckitt Benckiser Group PLC	2,900	237,556
Royal Dutch Shell PLC, Class A	6,400	212,960

		1,165,371

United States—15.8%
Amazon.com, Inc. (g)	700	237,048
Apple, Inc.	2,800	333,004
Cisco Systems, Inc. (e)	9,200	254,288
Eli Lilly & Co.	4,200	286,104
General Electric Co. (e)	9,100	241,059
Intel Corp. (e)	9,000	335,250
Johnson & Johnson	2,500	270,625

			Shares	Value
Maxim Integrated Products, Inc.			8,685	$256,816
Merck & Co., Inc.			4,500	271,800
Microchip Technology, Inc. (e)			5,800	261,870
Microsoft Corp.			6,400	305,984
Pfizer, Inc.			7,400	230,510
Verizon Communications, Inc.			4,300	217,537

				3,501,895

Total Common Stock (cost—$7,882,869)				8,758,586

			Principal Amount (000s)
Corporate Bonds & Notes—28.6%
Brazil—0.9%
Petrobras International Finance Co.,
5.375%, 1/27/21		$	200	200,136

Israel—1.0%
Israel Electric Corp., Ltd. (a)(b),
7.25%, 1/15/19			200	227,400

Mexico—1.0%
Controladora Mabe S.A. de C.V. (a)(b),
7.875%, 10/28/19			200	225,000

Spain—2.7%
AyT Cedulas Cajas X Fondo de Titulizacion de Activos,
3.75%, 6/30/25	€		200	291,193
Cedulas TDA 6 Fondo de Titulizacion de Activos,
4.25%, 4/10/31			200	305,371

				596,564

Supranational—4.5%
Inter-American Development Bank,
0.625%, 9/12/16		$	1,000	1,001,609

Switzerland—6.2%
Credit Suisse,
5.30%, 8/13/19			500	567,560
EUROFIMA,
4.50%, 3/6/15			800	809,030

				1,376,590

United States—12.3%
AT&T, Inc.,
5.80%, 2/15/19			500	573,439
Daimler Finance North America LLC (a)(b),
1.25%, 1/11/16			250	251,338
EI du Pont de Nemours & Co.,
3.25%, 1/15/15			200	200,659
HSBC USA, Inc.,
1.625%, 1/16/18			500	501,970
Morgan Stanley,
4.00%, 7/24/15			500	511,006
Oracle Corp.,
5.75%, 4/15/18			600	682,657

				2,721,069

Total Corporate Bonds & Notes (cost—$6,139,367)				6,348,368

Sovereign Debt Obligations—18.8%
Brazil—2.2%
Brazil Notas do Tesouro Nacional, Ser. F,
10.00%, 1/1/18		BRL	1,300	482,643

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	107

Schedule of Investments

November 30, 2014

			Principal Amount (000s)	Value
Indonesia—1.8%
Indonesia Treasury Bond,
7.375%, 9/15/16		IDR	4,900,000	$402,680

Italy—5.5%
Italy Buoni Poliennali Del Tesoro (d),
1.65%, 4/23/20	€		439	564,076
3.10%, 9/15/26			446	665,209

				1,229,285

Mexico—2.3%
Mexican Bonos, Ser. M,
6.50%, 6/9/22		MXN	6,600	502,028

Poland—2.1%
Poland Government Bond,
3.75%, 4/25/18		PLN	1,500	473,119

Russian Federation—0.9%
Russian Federation Bond (a)(b),
4.50%, 4/4/22		$	200	190,790

South Africa—1.9%
South Africa Government Bond,
8.00%, 12/21/18		ZAR	4,500	424,951

Spain—2.1%
Spain Government Bond (b)(d),
1.80%, 11/30/24	€		351	478,638

Total Sovereign Debt Obligations (cost—$4,286,297)				4,184,134

			Shares
Exchange-Traded Funds—2.0%
iShares MSCI Emerging Markets Index (cost—$436,510)			10,400	431,600

			Principal Amount (000s)
Repurchase Agreements—10.2%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $2,266,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $2,311,875 including accrued interest
(cost—$2,266,000)			$2,266	2,266,000

			Contracts
Options Purchased (g)(h)—0.0%
Put Options—0.0%
E-mini S&P 500 Index, strike price $1,925.00, expires 12/19/14 (cost—$55,048)			20	2,700

Total Investments, before options written (cost—$21,066,091) (c)—99.0%				21,991,388

Options Written (g)(h)—(0.1)%
Call Options—(0.0)%
Apple, Inc., strike price $120.00, expires 12/20/14			25	(5,312)

	Contracts	Value
Put Options—(0.1)%
Euro Stoxx 600 Index, strike price €300.00, expires 12/19/14	20	$(13,927)

Total Options Written (premiums received—$15,646)		(19,239)

Total Investments, net of options written (cost—$21,050,445)—98.9%		21,972,149

Other assets less other liabilities—1.1%		234,814

Net Assets—100.0%		$22,206,963

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $894,528, representing 4.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities with an aggregate value of $4,775,170, representing 21.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Affiliated security.

(g) Non-income producing.

(h) Exchange traded-Chicago Board Options Exchange.

Glossary:

BRL—Brazilian Real

€—Euro

IDR—Indonesian Rupiah

MSCI—Morgan Stanley Capital International

MXN—Mexican Peso

PLN—Polish Zloty

ZAR—South African Rand

The industry classification of portfolio holdings and other assets less other liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	18.8%
Banking	15.3%
Pharmaceuticals	6.6%
Diversified Telecommunication Services	5.7%
Oil, Gas & Consumable Fuels	5.6%
Software	5.0%
Semiconductors & Semiconductor Equipment	3.9%
Chemicals	2.7%
Diversified Financial Services	2.7%
Telecommunications	2.6%
Real Estate Management & Development	2.5%
Electric Utilities	2.1%
Exchange-Traded Funds	2.0%
Technology Hardware, Storage & Peripherals	1.5%
Food Products	1.1%
Communications Equipment	1.1%
Auto Manufacturers	1.1%
Industrial Conglomerates	1.1%
Household Products	1.1%
Internet & Catalog Retail	1.1%
Household Products/Wares	1.0%
Air Freight & Logistics	1.0%
Insurance	0.9%
Metals & Mining	0.8%
Multi-Utilities	0.8%
Banks	0.4%
Construction Materials	0.3%
Repurchase Agreements	10.2%
Options Purchased	0.0%
Options Written	(0.1)%
Other assets less other liabilities	1.1%

100.0%

108	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

AllianzGI Global Managed Volatility Fund

	Shares	Value
Common Stock—98.3%
Australia—1.6%
Amcor Ltd.	8,354	$86,301
Newcrest Mining Ltd. (b)	14,396	124,867
Sonic Healthcare Ltd.	3,794	56,285

		267,453

Canada—11.4%
Alimentation Couche-Tard, Inc., Class B	2,659	94,175
BCE, Inc.	10,213	476,398
Canadian Apartment Properties REIT	3,069	69,566
Dollarama, Inc.	2,264	106,082
Empire Co., Ltd.	794	57,750
Fairfax Financial Holdings Ltd.	433	220,003
Fortis, Inc.	5,234	185,879
Intact Financial Corp.	3,466	240,604
Manitoba Telecom Services, Inc.	3,572	90,089
Metro, Inc.	1,436	112,155
Open Text Corp.	986	58,375
TELUS Corp.	4,067	153,931
Transcontinental, Inc., Class A	3,349	44,956

		1,909,963

China—2.4%
Bank of Communications Co., Ltd., Class H	105,000	86,862
China Mobile Ltd.	6,700	82,663
China Petroleum & Chemical Corp., Class H	100,000	80,948
Datang International Power Generation Co., Ltd., Class H	96,000	53,836
PetroChina Co., Ltd., Class H	88,000	94,222

		398,531

France—1.7%
Dassault Systemes	685	44,739
Eutelsat Communications S.A.	1,656	54,763
SES S.A.	5,060	188,331

		287,833

Germany—2.1%
Fresenius Medical Care AG & Co. KGaA	2,383	175,883
MAN SE	1,497	170,525

		346,408

Hong Kong—5.1%
AIA Group Ltd.	7,400	42,667
CLP Holdings Ltd.	49,100	426,553
Esprit Holdings Ltd.	40,500	52,659
Hong Kong Exchanges and Clearing Ltd.	4,400	95,681
Power Assets Holdings Ltd.	9,200	87,767
Yue Yuen Industrial Holdings Ltd.	38,500	138,009

		843,336

Israel—2.1%
Bank Hapoalim BM	8,280	41,355
Bank Leumi Le-Israel BM (b)	12,469	44,047
Bezeq The Israeli Telecommunication Corp., Ltd.	53,125	94,002
Israel Chemicals Ltd.	7,980	54,428
Mizrahi Tefahot Bank Ltd. (b)	4,490	47,644
Teva Pharmaceutical Industries Ltd.	1,145	65,196

		346,672

Japan—3.7%
ABC-Mart, Inc.	1,200	60,081
Benesse Holdings, Inc.	2,000	60,754

	Shares	Value
Capcom Co., Ltd.	4,100	$60,929
Eisai Co., Ltd.	1,100	39,449
FamilyMart Co., Ltd.	3,500	129,012
McDonald’s Holdings Co. Japan Ltd.	2,300	52,499
Oriental Land Co., Ltd.	300	65,226
Otsuka Corp.	1,200	41,355
Square Enix Holdings Co., Ltd.	3,400	66,316
Sumitomo Heavy Industries Ltd.	8,000	44,017

		619,638

Netherlands—0.8%
Gemalto NV	510	43,362
Koninklijke DSM NV	1,436	94,405

		137,767

Norway—0.3%
Telenor ASA	2,622	55,370

Singapore—3.2%
CapitaMall Trust REIT	45,000	68,308
ComfortDelGro Corp., Ltd.	40,000	79,717
DBS Group Holdings Ltd.	2,000	30,394
Hutchison Port Holdings Trust UNIT	90,000	61,561
Singapore Airlines Ltd.	22,000	181,478
Singapore Post Ltd.	33,000	48,737
Singapore Press Holdings Ltd.	21,000	69,049

		539,244

Sweden—0.4%
Swedish Match AB	1,891	65,304

Switzerland—0.8%
Nestle S.A.	865	64,888
Novartis AG	769	74,364

		139,252

United Kingdom—4.9%
BP PLC	29,388	192,418
Next PLC	676	71,469
Randgold Resources Ltd.	5,875	384,102
RSA Insurance Group PLC (b)	17,369	126,831
WM Morrison Supermarkets PLC	17,041	47,431

		822,251

United States—57.8%
Alleghany Corp. (b)	190	86,743
American Capital Agency Corp. REIT	21,790	502,804
American Homes 4 Rent REIT	2,400	41,280
Annaly Capital Management, Inc. REIT	37,855	436,090
Apple, Inc.	1,935	230,130
Ares Capital Corp.	20,935	344,381
AT&T, Inc.	1,580	55,900
AutoZone, Inc. (b)	200	115,542
Bunge Ltd.	750	68,078
CACI International, Inc., Class A (b)	900	80,271
Capitol Federal Financial, Inc.	19,460	243,639
Capstead Mortgage Corp. REIT	10,800	140,508
Chevron Corp.	465	50,625
Chimera Investment Corp. REIT	22,715	76,777
Clorox Co.	2,670	271,325
CME Group, Inc.	655	55,439
Coach, Inc.	1,920	71,270
Coca-Cola Co.	4,600	206,218
ConAgra Foods, Inc.	4,425	161,601
Consolidated Edison, Inc.	5,520	348,588
Costco Wholesale Corp.	830	117,960
Deere & Co.	400	34,648
Dollar General Corp. (b)	695	46,384
Dollar Tree, Inc. (b)	1,035	70,753
DSW, Inc., Class A	1,255	44,527
Duke Energy Corp.	5,801	469,301
Equity Commonwealth REIT	3,760	95,617
Express Scripts Holding Co. (b)	4,890	406,603

	Shares	Value
General Mills, Inc.	1,040	$54,860
Hatteras Financial Corp. REIT	11,785	225,801
Integra LifeSciences Holdings Corp. (b)	1,410	69,428
International Business Machines Corp.	670	108,654
Juniper Networks, Inc.	2,705	59,943
Kellogg Co.	940	62,275
M&T Bank Corp.	1,665	209,823
McDonald’s Corp.	4,270	413,379
Merck & Co., Inc.	1,440	86,976
Michael Kors Holdings Ltd. (b)	500	38,355
Morningstar, Inc.	1,595	106,450
Motorola Solutions, Inc.	1,100	72,292
PartnerRe Ltd.	465	54,177
PepsiCo, Inc.	3,195	319,819
PPL Corp.	1,735	61,645
Procter & Gamble Co.	4,610	416,882
RenaissanceRe Holdings Ltd.	465	45,533
Republic Services, Inc.	1,900	75,259
Sally Beauty Holdings, Inc. (b)	2,900	91,785
SBA Communications Corp., Class A (b)	375	45,626
Southern Co.	10,235	485,446
Southwestern Energy Co. (b)	2,620	84,312
Starwood Property Trust, Inc. REIT	1,700	40,902
Stericycle, Inc. (b)	2,395	308,763
Target Corp.	615	45,510
TransDigm Group, Inc.	365	72,193
Twitter, Inc. (b)	1,000	41,740
Two Harbors Investment Corp. REIT	4,000	42,040
Ulta Salon Cosmetics & Fragrance, Inc. (b)	300	37,947
Urban Outfitters, Inc. (b)	1,400	45,248
Validus Holdings Ltd.	1,810	75,115
Vector Group Ltd.	2,212	48,111
Verizon Communications, Inc.	1,800	91,062
Wal-Mart Stores, Inc.	6,270	548,876
Whole Foods Market, Inc.	1,600	78,448
Zoetis, Inc.	3,280	147,370

		9,685,047

Total Common Stock (cost—$15,146,607)		16,464,069

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $140,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $143,850 including accrued interest
(cost—$140,000)	$140	140,000

Total Investments (cost—$15,286,607) (a)—99.1%		16,604,069

Other assets less liabilities—0.9%		154,191

Net Assets—100.0%		$16,758,260

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	109

Schedule of Investments

November 30, 2014

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $4,814,296, representing 28.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Real Estate Investment Trust	10.3%
Electric Utilities	10.3%
Food & Staples Retailing	7.3%
Diversified Telecommunication Services	5.9%
Insurance	5.4%
Household Products	4.1%
Health Care Providers & Services	3.8%
Hotels, Restaurants & Leisure	3.2%
Beverages	3.1%
Metals & Mining	3.1%
Oil, Gas & Consumable Fuels	3.0%
Banks	2.8%
Specialty Retail	2.6%
Commercial Services & Supplies	2.6%
Food Products	2.5%
Media	2.4%
Pharmaceuticals	2.4%
Multi-Utilities	2.1%
Capital Markets	2.1%
Multi-line Retail	2.0%
Software	1.7%
Machinery	1.5%
Thrifts & Mortgage Finance	1.5%
Textiles, Apparel & Luxury Goods	1.4%
Technology Hardware, Storage & Peripherals	1.4%
IT Services	1.3%
Airlines	1.1%
Diversified Financial Services	0.9%
Chemicals	0.9%
Communications Equipment	0.8%
Wireless Telecommunication Services	0.8%
Tobacco	0.7%
Containers & Packaging	0.5%
Road & Rail	0.5%
Aerospace & Defense	0.4%
Health Care Equipment & Supplies	0.4%
Diversified Consumer Services	0.4%
Transportation Infrastructure	0.3%
Independent Power Producers & Energy Traders	0.3%
Air Freight & Logistics	0.3%
Internet Software & Services	0.2%
Repurchase Agreements	0.8%
Other assets less liabilities	0.9%

100.0%

AllianzGI Global Water Fund

	Shares	Value
Common Stock—94.8%
Austria—3.6%
Andritz AG	232,834	$12,548,847

China—3.4%
China Everbright International Ltd.	2,363,000	3,614,437
Guangdong Investment Ltd.	5,944,000	8,191,494

		11,805,931

France—4.5%
Suez Environnement Co.	881,383	15,634,315

Germany—4.3%
CENTROTEC Sustainable AG	239,389	4,003,296
GEA Group AG	96,153	4,584,271
Norma Group SE (b)	131,124	6,347,615

		14,935,182

Hong Kong—2.8%
Beijing Enterprises Water Group Ltd.	14,390,000	9,854,223

Japan—2.7%
Ebara Corp.	2,189,000	9,341,332

Netherlands—4.8%
Aalberts Industries NV	260,489	7,309,140
Arcadis NV	296,558	9,260,495

		16,569,635

Sweden—2.4%
Alfa Laval AB	413,696	8,233,479

Switzerland—8.4%
Belimo Holding AG	1,417	3,487,277
Geberit AG	37,378	13,006,294
Georg Fischer AG (c)	3,844	2,353,900
Sulzer AG	93,320	10,432,408

		29,279,879

United Kingdom—21.0%
Halma PLC	1,070,998	11,191,753
Intertek Group PLC	52,500	1,912,779
Pennon Group PLC	300,731	4,195,861
Pentair PLC	226,485	14,655,844
Rotork PLC	249,698	8,571,420
Severn Trent PLC	416,339	13,276,911
Spectris PLC (b)	109,963	3,235,788
United Utilities Group PLC	1,110,358	15,669,950

		72,710,306

United States—36.9%
American Water Works Co., Inc.	430,706	22,848,953
Aqua America, Inc.	529,475	14,073,446
Danaher Corp.	313,247	26,174,919
Franklin Electric Co., Inc.	248,871	9,347,595
IDEX Corp.	195,947	15,050,689
Mueller Water Products, Inc., Class A	776,371	7,367,761
Roper Industries, Inc.	38,011	5,998,896
Watts Water Technologies, Inc., Class A	125,102	7,563,667
Xylem, Inc.	510,395	19,568,544

		127,994,470

Total Common Stock (cost—$295,626,999)		328,907,599

	Principal Amount (000s)	Value
Repurchase Agreements—5.2%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $18,090,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $18,453,900 including accrued interest
(cost—$18,090,000)	$18,090	$18,090,000

Total Investments (cost—$313,716,999) (a)—100.0%		346,997,599

Liabilities in excess of other assets—(0.0)%		(120,708)

Net Assets—100.0%		$346,876,891

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $186,257,285, representing 53.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	38.5%
Water Utilities	25.4%
Industrial Conglomerates	9.3%
Building Products	5.9%
Multi-Utilities	4.5%
Electronic Equipment, Instruments & Components	4.2%
Electrical Equipment	2.7%
Construction & Engineering	2.7%
Commercial Services & Supplies	1.0%
Professional Services	0.6%
Repurchase Agreements	5.2%
Liabilities in excess of other assets	(0.0)%

100.0%

110	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—97.6%
Advertising—0.4%
Affinion Group, Inc.,
7.875%, 12/15/18	$2,150	$1,639,375

Aerospace & Defense—2.5%
AAR Corp.,
7.25%, 1/15/22	4,010	4,360,875
Erickson, Inc.,
8.25%, 5/1/20	2,941	2,779,245
KLX, Inc. (a)(b)(c),
5.875%, 12/1/22	570	581,400
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	1,322	1,169,970
TransDigm, Inc.,
7.50%, 7/15/21	500	538,750

		9,430,240

Airlines—0.3%
United Continental Holdings, Inc.,
6.00%, 7/15/28	1,300	1,235,000

Auto Components—1.9%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,430	1,547,975
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	2,955	3,080,587
Goodyear Tire & Rubber Co.,
8.25%, 8/15/20	2,605	2,806,888

		7,435,450

Auto Manufacturers—1.6%
Chrysler Group LLC,
8.25%, 6/15/21	2,845	3,186,400
Navistar International Corp.,
8.25%, 11/1/21	2,790	2,884,163

		6,070,563

Banking—0.7%
Ally Financial, Inc.,
8.00%, 3/15/20	2,355	2,796,563

Building Materials—0.9%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	3,045	3,288,600

Chemicals—0.6%
OMNOVA Solutions, Inc.,
7.875%, 11/1/18	2,220	2,269,950

Coal—0.6%
Arch Coal, Inc.,
9.875%, 6/15/19	2,995	1,332,775
CONSOL Energy, Inc. (a)(b),
5.875%, 4/15/22	1,145	1,146,431

		2,479,206

Commercial Services—9.7%
Avis Budget Car Rental LLC,
9.75%, 3/15/20	430	473,000
Cambium Learning Group, Inc.,
9.75%, 2/15/17	1,045	1,034,550
Cardtronics, Inc. (a)(b),
5.125%, 8/1/22	870	856,950
Cenveo Corp.,
8.50%, 9/15/22 (a)(b)	865	726,600
11.50%, 5/15/17	3,105	2,934,225
Deluxe Corp.,
7.00%, 3/15/19	1,420	1,496,325
ExamWorks Group, Inc.,
9.00%, 7/15/19	3,180	3,402,600
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	3,020	3,031,325
9.75%, 8/1/18	3,050	3,274,937

	Principal Amount (000s)	Value
Hertz Corp.,
6.75%, 4/15/19	$1,985	$2,059,438
Monitronics International, Inc.,
9.125%, 4/1/20	2,950	2,935,250
RR Donnelley & Sons Co.,
6.00%, 4/1/24	2,415	2,433,113
7.00%, 2/15/22	3,845	4,142,987
SFX Entertainment, Inc. (a)(b),
9.625%, 2/1/19	2,761	2,519,413
United Rentals North America, Inc.,
8.25%, 2/1/21	2,565	2,802,262
8.375%, 9/15/20	3,105	3,353,400

		37,476,375

Computers—0.5%
Unisys Corp.,
6.25%, 8/15/17	1,850	1,951,750

Containers & Packaging—1.0%
Owens-Brockway Glass Container, Inc. (a)(b)(c),
5.00%, 1/15/22	660	669,075
5.375%, 1/15/25	395	400,431
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	2,680	2,901,100

		3,970,606

Distribution/Wholesale—2.4%
H&E Equipment Services, Inc.,
7.00%, 9/1/22	4,195	4,478,162
HD Supply, Inc.,
11.00%, 4/15/20	3,975	4,571,250

		9,049,412

Diversified Financial Services—4.7%
Affinion Investments LLC (a)(b),
13.50%, 8/15/18	2,098	1,699,299
Community Choice Financial, Inc.,
10.75%, 5/1/19	2,815	1,998,650
International Lease Finance Corp.,
8.25%, 12/15/20	3,350	4,070,250
Nationstar Mortgage LLC,
7.875%, 10/1/20	1,950	1,886,625
Navient Corp.,
8.45%, 6/15/18	2,365	2,678,362
Springleaf Finance Corp.,
6.90%, 12/15/17	1,215	1,330,425
8.25%, 10/1/23	3,945	4,517,025

		18,180,636

Electric Utilities—0.5%
NRG Energy, Inc. (a)(b),
6.25%, 5/1/24	2,001	2,056,028

Electrical Equipment—1.2%
Anixter, Inc.,
5.125%, 10/1/21	970	986,975
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	3,440	3,517,400

		4,504,375

Electronics—2.1%
Kemet Corp.,
10.50%, 5/1/18	4,659	4,822,065
Viasystems, Inc. (a)(b),
7.875%, 5/1/19	3,080	3,264,800

		8,086,865

Engineering & Construction—1.4%
AECOM Technology Corp. (a)(b),
5.875%, 10/15/24	3,305	3,503,300

	Principal Amount (000s)	Value
Dycom Investments, Inc.,
7.125%, 1/15/21	$1,870	$1,963,500

		5,466,800

Entertainment—1.5%
AMC Entertainment, Inc.,
9.75%, 12/1/20	2,495	2,775,687
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. (a)(b),
5.375%, 6/1/24	3,145	3,141,069

		5,916,756

Food & Beverage—0.5%
SUPERVALU, Inc.,
8.00%, 5/1/16	1,880	2,053,900

Healthcare-Products—1.8%
Kinetic Concepts, Inc.,
10.50%, 11/1/18	2,570	2,852,700
Teleflex, Inc. (a)(b),
5.25%, 6/15/24	3,855	3,883,913

		6,736,613

Healthcare-Services—4.4%
Community Health Systems, Inc.,
7.125%, 7/15/20	1,150	1,217,562
8.00%, 11/15/19	3,220	3,453,450
Envision Healthcare Corp. (a)(b),
5.125%, 7/1/22	1,980	2,004,750
HCA, Inc.,
7.50%, 2/15/22	2,440	2,799,900
Kindred Healthcare, Inc. (a)(b),
6.375%, 4/15/22	3,123	3,029,310
Tenet Healthcare Corp.,
8.125%, 4/1/22	3,820	4,278,400

		16,783,372

Home Builders—4.1%
Beazer Homes USA, Inc.,
7.25%, 2/1/23	3,010	3,002,475
9.125%, 5/15/19	1,125	1,178,438
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	2,960	3,152,400
KB Home,
8.00%, 3/15/20	3,105	3,473,719
Standard Pacific Corp.,
5.875%, 11/15/24	615	621,150
8.375%, 5/15/18	3,110	3,557,062
William Lyon Homes, Inc.,
8.50%, 11/15/20	585	640,575

		15,625,819

Household Products/Wares—0.2%
Jarden Corp.,
7.50%, 5/1/17	800	882,000

Internet—2.0%
j2 Global, Inc.,
8.00%, 8/1/20	3,780	4,101,300
Mood Media Corp. (a)(b),
9.25%, 10/15/20	1,085	916,825
Zayo Group LLC,
8.125%, 1/1/20	2,585	2,769,181

		7,787,306

Iron/Steel—1.8%
AK Steel Corp.,
7.625%, 5/15/20	650	620,750
8.375%, 4/1/22	1,550	1,495,750
8.75%, 12/1/18	770	822,937
ArcelorMittal,
10.35%, 6/1/19	2,565	3,132,506

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	111

Schedule of Investments

November 30, 2014

	Principal Amount (000s)	Value
Steel Dynamics, Inc. (a)(b),
5.50%, 10/1/24	$635	$668,338

		6,740,281

Leisure—0.6%
NCL Corp. Ltd. (a)(b),
5.25%, 11/15/19	2,195	2,222,438

Machinery-Construction & Mining—0.7%
BlueLine Rental Finance Corp. (a)(b),
7.00%, 2/1/19	2,735	2,844,400

Machinery-Diversified—0.7%
Zebra Technologies Corp. (a)(b),
7.25%, 10/15/22	2,565	2,747,756

Media—8.2%
American Media, Inc.,
11.50%, 12/15/17	3,065	3,133,963
Cablevision Systems Corp.,
8.625%, 9/15/17	2,545	2,888,575
CCOH Safari LLC,
5.75%, 12/1/24	3,070	3,096,863
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	3,710	3,886,225
DISH DBS Corp.,
5.875%, 7/15/22	1,275	1,321,378
Gray Television, Inc.,
7.50%, 10/1/20	3,045	3,166,800
McClatchy Co.,
9.00%, 12/15/22	3,440	3,831,300
McGraw-Hill Global Education Holdings LLC,
9.75%, 4/1/21	3,615	4,075,912
Media General Financing Sub, Inc. (a)(b),
5.875%, 11/15/22	1,930	1,944,475
Nexstar Broadcasting, Inc.,
6.875%, 11/15/20	2,390	2,497,550
Sinclair Television Group, Inc.,
6.375%, 11/1/21	1,670	1,732,625

		31,575,666

Mining—1.4%
Alcoa, Inc.,
5.90%, 2/1/27	1,115	1,218,614
HudBay Minerals, Inc.,
9.50%, 10/1/20	1,795	1,866,800
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	2,350	2,156,125

		5,241,539

Miscellaneous Manufacturing—1.6%
Bombardier, Inc. (a)(b),
6.00%, 10/15/22	1,990	2,025,223
Gates Global LLC (a)(b),
6.00%, 7/15/22	720	703,800
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,165	3,418,200

		6,147,223

Oil, Gas & Consumable Fuels—10.9%
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	3,220	3,155,600
Calumet Specialty Products Partners L.P. (a)(b),
6.50%, 4/15/21	3,565	3,386,750
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	2,680	2,787,200
Chesapeake Energy Corp.,
6.625%, 8/15/20	3,615	4,003,612
Concho Resources, Inc.,
7.00%, 1/15/21	1,930	2,002,375
CVR Refining LLC,
6.50%, 11/1/22	4,045	4,055,112

	Principal Amount (000s)	Value
Energy XXI Gulf Coast, Inc.,
6.875%, 3/15/24 (a)(b)	$1,675	$1,260,438
9.25%, 12/15/17	2,285	2,056,500
EP Energy LLC,
9.375%, 5/1/20	2,860	3,138,850
Hercules Offshore, Inc. (a)(b),
6.75%, 4/1/22	1,290	657,900
8.75%, 7/15/21	1,970	916,050
Laredo Petroleum, Inc.,
7.375%, 5/1/22	880	893,200
Linn Energy LLC,
6.50%, 9/15/21	1,415	1,231,050
Northern Oil and Gas, Inc.,
8.00%, 6/1/20	1,355	1,205,950
Pioneer Energy Services Corp.,
6.125%, 3/15/22	1,390	1,139,800
Rice Energy, Inc. (a)(b),
6.25%, 5/1/22	2,710	2,615,150
Sanchez Energy Corp. (a)(b),
6.125%, 1/15/23	2,625	2,369,063
Ultra Petroleum Corp. (a)(b),
6.125%, 10/1/24	610	558,150
United Refining Co.,
10.50%, 2/28/18	1,434	1,534,380
Vanguard Natural Resources LLC,
7.875%, 4/1/20	3,025	2,904,000

		41,871,130

Paper & Forest Products—0.1%
Mercer International, Inc. (a)(b),
7.75%, 12/1/22	520	530,400

Pharmaceuticals—1.9%
Endo Finance LLC & Endo Finco, Inc. (a)(b),
5.375%, 1/15/23	1,825	1,787,350
7.00%, 12/15/20	3,745	3,936,931
Omnicare, Inc.,
5.00%, 12/1/24	500	512,500
Salix Pharmaceuticals Ltd. (a)(b),
6.00%, 1/15/21	1,215	1,242,338

		7,479,119

Pipelines—1.2%
Energy Transfer Equity L.P.,
5.875%, 1/15/24	1,755	1,869,075
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	1,349	1,374,361
Tesoro Logistics L.P.,
6.125%, 10/15/21	765	784,125
6.25%, 10/15/22 (a)(b)	745	763,625

		4,791,186

Real Estate—0.6%
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	2,481	2,493,405

Real Estate Investment Trust—0.2%
iStar Financial, Inc.,
7.125%, 2/15/18	720	766,800

Retail—4.3%
Brown Shoe Co., Inc.,
7.125%, 5/15/19	3,890	4,074,775
Claire’s Stores, Inc. (a)(b),
9.00%, 3/15/19	2,675	2,721,812
Conn’s, Inc. (a)(b),
7.25%, 7/15/22	2,275	1,984,938
Neiman Marcus Group Ltd. LLC (a)(b),
8.00%, 10/15/21	3,465	3,707,550
Sonic Automotive, Inc.,
7.00%, 7/15/22	3,665	3,967,362

		16,456,437

	Principal Amount (000s)	Value
Semiconductors—3.6%
Advanced Micro Devices, Inc.,
6.75%, 3/1/19	$1,860	$1,729,800
7.50%, 8/15/22	885	796,500
Amkor Technology, Inc.,
6.375%, 10/1/22	2,500	2,475,000
Freescale Semiconductor, Inc. (a)(b),
6.00%, 1/15/22	3,306	3,421,710
Micron Technology, Inc. (a)(b),
5.875%, 2/15/22	2,900	3,074,000
Sensata Technologies BV (a)(b),
5.625%, 11/1/24	2,285	2,429,241

		13,926,251

Shipbuilding—0.5%
Huntington Ingalls Industries, Inc. (a)(b)(c),
5.00%, 12/15/21	1,715	1,745,013

Software—1.2%
First Data Corp.,
10.625%, 6/15/21	1,848	2,115,960
12.625%, 1/15/21	1,410	1,681,425
MSCI, Inc. (a)(b),
5.25%, 11/15/24	700	728,000

		4,525,385

Telecommunications—9.4%
Consolidated Communications, Inc.,
6.50%, 10/1/22 (a)(b)	1,745	1,766,813
10.875%, 6/1/20	2,580	2,937,975
EarthLink Holdings Corp.,
7.375%, 6/1/20	1,550	1,619,750
8.875%, 5/15/19	1,532	1,568,385
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	3,665	4,086,475
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	1,500	1,483,125
7.25%, 4/1/19	3,180	3,339,000
Level 3 Financing, Inc.,
8.625%, 7/15/20	2,290	2,501,825
Sprint Communications, Inc.,
6.00%, 11/15/22	1,065	1,029,056
11.50%, 11/15/21	3,515	4,384,962
Sprint Corp.,
7.125%, 6/15/24	1,290	1,281,938
T-Mobile USA, Inc.,
6.625%, 11/15/20	1,935	2,009,981
6.625%, 4/1/23	1,160	1,209,300
6.836%, 4/28/23	2,885	3,011,219
West Corp. (a)(b),
5.375%, 7/15/22	2,075	1,986,812
Windstream Corp.,
7.50%, 6/1/22	1,720	1,773,750

		35,990,366

Transportation—1.2%
Quality Distribution LLC,
9.875%, 11/1/18	1,554	1,643,355
XPO Logistics, Inc. (a)(b),
7.875%, 9/1/19	2,620	2,796,850

		4,440,205

Total Corporate Bonds & Notes (cost—$373,759,298)		375,708,560

112	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

	Principal Amount (000s)	Value
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $6,468,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $6,601,688 including accrued interest
(cost—$6,468,000)	$6,468	$6,468,000

Total Investments (cost—$380,227,298)—99.3%		382,176,560

Other assets less liabilities—0.7%		2,822,461

Net Assets—100.0%		$384,999,021

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $99,401,570, representing 25.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued or delayed-delivery. To be settled/delivered after November 30, 2014.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—96.5%
Australia—1.8%
BlueScope Steel Ltd. (d)	111,087	$466,881
Dick Smith Holdings Ltd.	199,000	378,219
Spotless Group Holdings Ltd. (d)	418,490	691,268
Vocation Ltd.	232,265	98,783

		1,635,151

Austria—3.3%
AMS AG (c)	53,210	1,970,177
Schoeller-Bleckmann Oilfield Equipment AG (c)	13,795	1,093,104

		3,063,281

Belgium—1.4%
Ontex Group NV (d)	49,489	1,297,510

China—1.7%
China Everbright International Ltd.	592,000	905,521
Sunny Optical Technology Group Co., Ltd.	388,000	685,238

		1,590,759

Denmark—4.7%
Christian Hansen Holding A/S	22,699	959,630
SimCorp A/S (c)	51,399	1,407,495
Topdanmark A/S (d)	59,462	1,919,546

		4,286,671

Finland—1.3%
Amer Sports Oyj	56,558	1,152,704

France—7.1%
GameLoft SE (c)(d)	165,335	768,891
Korian-Medica	49,756	1,818,333
Sartorius Stedim Biotech	12,844	2,395,583
Virbac S.A.	6,726	1,505,838

		6,488,645

Germany—7.4%
Aareal Bank AG (c)	46,171	2,013,786
Bechtle AG (c)	18,443	1,425,359
Bertrandt AG (c)	4,137	549,674
CANCOM SE (c)	32,555	1,376,429
Gerry Weber International AG (c)	22,345	878,846
Wirecard AG	11,629	492,499

		6,736,593

Hong Kong—2.6%
Ju Teng International Holdings Ltd. (c)	1,390,000	724,037
Nexteer Automotive Group Ltd.	1,186,000	962,015
Techtronic Industries Co., Ltd.	176,000	561,857
Xinyi Glass Holdings Ltd.	216,000	116,006

		2,363,915

Ireland—1.6%
Glanbia PLC	93,938	1,448,409

Italy—3.1%
Banca Popolare di Milano Scarl (d)	2,494,022	1,822,375
De’ Longhi	53,485	1,058,073

		2,880,448

Japan—25.7%
Aica Kogyo Co., Ltd.	54,700	1,118,583
Aozora Bank Ltd.	367,000	1,192,855
Bandai Namco Holdings, Inc.	44,500	965,859
Coca-Cola East Japan Co., Ltd.	38,300	609,675
Disco Corp.	14,300	1,136,941

	Shares	Value
Don Quijote Holdings Co., Ltd.	19,000	$1,185,512
Fukushima Industries Corp.	39,400	684,379
Hoshizaki Electric Co., Ltd.	26,600	1,366,241
Inaba Denki Sangyo Co., Ltd.	28,200	950,687
Japan Airport Terminal Co., Ltd.	38,500	1,518,826
Kakaku.com, Inc.	56,600	863,740
Kusuri No Aoki Co., Ltd.	23,400	1,150,758
Maeda Road Construction Co., Ltd.	61,000	863,482
Obayashi Corp.	132,000	822,601
Sanwa Holdings Corp.	190,000	1,341,346
Seiko Holdings Corp.	167,000	954,117
Shinmaywa Industries Ltd.	59,000	545,773
Takuma Co., Ltd.	70,000	494,859
Teijin Ltd.	549,000	1,486,770
THK Co., Ltd.	40,000	968,693
Tokyo Tatemono Co., Ltd.	41,000	327,236
Tsukui Corp.	86,600	676,287
United Arrows Ltd.	24,800	684,237
Yamaha Motor Co., Ltd.	78,400	1,670,754

		23,580,211

Korea (Republic of)—0.8%
Grand Korea Leisure Co., Ltd.	20,670	704,004

Luxembourg—1.8%
GAGFAH S.A. (d)	88,053	1,696,805

New Zealand—0.3%
Metlifecare Ltd.	76,436	258,970

Norway—0.3%
ProSafe SE	73,448	241,516

Philippines—0.6%
Cosco Capital, Inc.	2,910,000	539,699

Spain—5.0%
Bolsas y Mercados Espanoles S.A.	39,015	1,605,661
Gamesa Corp. Tecnologica S.A. (d)	162,718	1,661,768
Melia Hotels International S.A.	129,448	1,319,773

		4,587,202

Sweden—7.4%
Axis Communications AB	46,323	1,201,261
Betsson AB (d)	50,576	1,806,402
JM AB	31,811	1,012,461
Net Entertainment NE AB, Class B (c)(d)	47,188	1,505,836
Nibe Industrier AB, Class B	45,438	1,211,228

		6,737,188

Switzerland—2.3%
Burckhardt Compression Holding AG (c)	2,375	958,931
Interroll Holding AG (c)(d)	1,988	1,172,740

		2,131,671

Taiwan—2.6%
AIC, Inc.	128,000	530,133
Epistar Corp.	359,000	673,565
Hermes Microvision, Inc.	11,000	521,285
Primax Electronics Ltd. (c)	548,000	691,691

		2,416,674

Thailand—0.9%
AP Thailand PCL (b)	4,069,120	816,875

United Kingdom—12.8%
Booker Group PLC	435,438	962,643
DS Smith PLC	300,530	1,348,768

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	113

Schedule of Investments

November 30, 2014

	Shares	Value
Elementis PLC	300,905	$1,196,832
Hikma Pharmaceuticals PLC	82,608	2,529,082
Restaurant Group PLC	184,148	1,866,994
Rotork PLC	38,818	1,332,511
Senior PLC	137,805	594,969
Spirax-Sarco Engineering PLC (c)	43,063	1,915,720

		11,747,519

Total Common Stock (cost—$79,029,637)		88,402,420

	Principal Amount (000s)
Repurchase Agreements—3.3%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $3,029,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $3,092,775 including accrued interest
(cost—$3,029,000)	$3,029	3,029,000

Total Investments (cost—$82,058,637) (a)—99.8%		91,431,420

Other assets less liabilities—0.2%		144,294

Net Assets—100.0%		$91,575,714

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $79,573,824, representing 86.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $816,875, representing 0.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	10.4%
Hotels, Restaurants & Leisure	6.2%
Semiconductors & Semiconductor Equipment	4.6%
Pharmaceuticals	4.5%
Building Products	4.0%
Chemicals	4.0%
IT Services	3.6%
Electronic Equipment, Instruments & Components	3.4%
Banks	3.3%
Real Estate Management & Development	3.1%
Health Care Providers & Services	3.0%
Food & Staples Retailing	2.9%
Household Durables	2.8%
Health Care Equipment & Supplies	2.6%
Internet Software & Services	2.6%
Leisure Equipment & Products	2.4%
Software	2.3%
Thrifts & Mortgage Finance	2.2%
Insurance	2.1%
Textiles, Apparel & Luxury Goods	2.0%
Construction & Engineering	1.8%
Automobiles	1.8%
Electrical Equipment	1.8%
Diversified Financial Services	1.8%
Commercial Services & Supplies	1.8%
Transportation Infrastructure	1.7%
Food Products	1.6%
Containers & Packaging	1.5%
Energy Equipment & Services	1.5%
Personal Products	1.4%
Multi-line Retail	1.3%
Auto Components	1.2%
Specialty Retail	1.1%
Trading Companies & Distributors	1.0%
Technology Hardware, Storage & Peripherals	0.7%
Beverages	0.7%
Aerospace & Defense	0.6%
Professional Services	0.6%
Metals & Mining	0.5%
Diversified Consumer Services	0.1%
Repurchase Agreements	3.3%
Other assets less liabilities	0.2%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—98.3%
Aerospace & Defense—1.3%
Astronics Corp. (b)	6,593	$323,189
Kratos Defense & Security Solutions, Inc. (b)	37,822	194,405

		517,594

Air Freight & Logistics—0.7%
Park-Ohio Holdings Corp.	5,127	287,984

Auto Components—4.0%
Cooper-Standard Holding, Inc. (b)	3,651	196,278
Motorcar Parts of America, Inc. (b)	21,032	709,830
Strattec Security Corp.	2,900	300,904
Tower International, Inc. (b)	15,034	383,818

		1,590,830

Banks—4.6%
Ameris Bancorp	11,200	281,680
Banner Corp.	9,838	405,227
Eagle Bancorp, Inc. (b)	11,491	394,371
First Merchants Corp.	16,837	361,154
First NBC Bank Holding Co. (b)	10,409	378,888

		1,821,320

Biotechnology—6.7%
Anacor Pharmaceuticals, Inc. (b)	8,291	285,874
Arrowhead Research Corp. (b)	14,800	86,136
Esperion Therapeutics, Inc. (b)	4,300	136,009
Insmed, Inc. (b)	10,820	152,670
Insys Therapeutics, Inc. (b)	7,403	286,718
Ligand Pharmaceuticals, Inc., Class B (b)	9,818	528,699
Orexigen Therapeutics, Inc. (b)	27,893	161,501
Raptor Pharmaceutical Corp. (b)	14,967	143,983
Repligen Corp. (b)	28,853	659,868
Sangamo Biosciences, Inc. (b)	18,354	221,716

		2,663,174

Building Products—2.9%
American Woodmark Corp. (b)	6,900	274,827
Builders FirstSource, Inc. (b)	43,405	267,375
Patrick Industries, Inc. (b)	13,614	607,048

		1,149,250

Capital Markets—0.8%
Cowen Group, Inc., Class A (b)	79,154	335,613

Commercial Services & Supplies—1.5%
ARC Document Solutions, Inc. (b)	38,300	368,829
Ceco Environmental Corp.	16,939	239,856

		608,685

Communications Equipment—3.0%
Applied Optoelectronics, Inc. (b)	14,027	152,193
CalAmp Corp. (b)	16,442	307,301
Mitel Networks Corp. (b)	35,165	373,452
ShoreTel, Inc. (b)	49,069	367,036

		1,199,982

Construction Materials—0.8%
U.S. Concrete, Inc. (b)	11,400	321,708

Consumer Finance—0.3%
JG Wentworth Co. (b)	10,642	101,418

Diversified Consumer Services—0.7%
Carriage Services, Inc.	14,910	286,421

Diversified Telecommunication Services—1.4%
8x8, Inc. (b)	31,487	244,969
inContact, Inc. (b)	38,746	320,042

		565,011

114	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

	Shares	Value
Electrical Equipment—0.8%
Enphase Energy, Inc. (b)	31,700	$333,167

Electronic Equipment, Instruments & Components—2.0%
Control4 Corp. (b)	17,437	262,950
Methode Electronics, Inc.	7,067	273,846
Planar Systems, Inc. (b)	32,200	240,534

		777,330

Energy Equipment & Services—0.5%
Matrix Service Co. (b)	8,654	182,773

Health Care Equipment & Supplies—9.4%
Anika Therapeutics, Inc. (b)	15,846	647,943
AtriCure, Inc. (b)	17,412	326,127
Cardiovascular Systems, Inc. (b)	12,577	385,611
Cynosure, Inc., Class A (b)	11,765	324,361
Inogen, Inc. (b)	15,864	385,336
OraSure Technologies, Inc. (b)	31,000	279,310
Spectranetics Corp. (b)	12,299	403,776
Staar Surgical Co. (b)	23,938	220,469
SurModics, Inc. (b)	11,664	245,061
Trinity Biotech PLC ADR	15,462	265,328
Vascular Solutions, Inc. (b)	9,200	236,624

		3,719,946

Health Care Providers & Services—4.0%
BioTelemetry, Inc. (b)	33,838	333,981
Capital Senior Living Corp. (b)	15,314	389,741
Cross Country Healthcare, Inc. (b)	31,151	332,381
Providence Service Corp. (b)	6,706	262,406
RadNet, Inc. (b)	30,900	260,178

		1,578,687

Health Care Technology—1.2%
Omnicell, Inc. (b)	14,403	463,777

Hotels, Restaurants & Leisure—1.0%
Popeyes Louisiana Kitchen, Inc. (b)	7,506	414,631

Household Durables—2.1%
LGI Homes, Inc. (b)	15,768	251,973
Libbey, Inc. (b)	11,564	347,498
M/I Homes, Inc. (b)	9,505	217,855

		817,326

Insurance—1.5%
HCI Group, Inc.	8,567	346,364
United Insurance Holdings Corp.	13,736	257,550

		603,914

Internet & Catalog Retail—0.9%
Nutrisystem, Inc.	18,921	358,931

Internet Software & Services—4.7%
Actua Corp. (b)	22,010	371,089
Autobytel, Inc. (b)	24,745	263,039
Internap Network Services Corp. (b)	35,703	283,125
IntraLinks Holdings, Inc. (b)	29,888	325,181
Points International Ltd. (b)	11,765	156,239
SPS Commerce, Inc. (b)	4,463	260,104
TechTarget, Inc. (b)	19,000	192,280

		1,851,057

IT Services—1.3%
Virtusa Corp. (b)	13,219	529,685

Leisure Equipment & Products—1.1%
Nautilus, Inc. (b)	33,066	424,237

Life Sciences Tools & Services—3.4%
Albany Molecular Research, Inc. (b)	25,201	410,020
Cambrex Corp. (b)	19,725	448,744
Enzo Biochem, Inc. (b)	51,500	233,810

	Shares	Value
NeoGenomics, Inc. (b)	58,900	$249,736

		1,342,310

Machinery—3.4%
FreightCar America, Inc.	3,600	104,148
Kadant, Inc.	7,400	295,260
Lydall, Inc. (b)	11,221	298,142
Manitex International, Inc. (b)	20,590	226,696
NN, Inc.	12,431	263,164
Wabash National Corp. (b)	13,851	149,452

		1,336,862

Media—2.0%
Carmike Cinemas, Inc. (b)	16,455	487,726
Entravision Communications Corp., Class A	50,208	324,344

		812,070

Oil, Gas & Consumable Fuels—2.3%
Abraxas Petroleum Corp. (b)	45,464	151,168
Emerald Oil, Inc. (b)	13,007	24,973
Gastar Exploration, Inc. (b)	45,316	133,682
Penn Virginia Corp. (b)	24,697	126,696
PetroQuest Energy, Inc. (b)	52,698	196,037
StealthGas, Inc. (b)	6,790	49,295
Synergy Resources Corp. (b)	20,155	197,721
Vertex Energy, Inc. (b)	14,576	53,348

		932,920

Paper & Forest Products—1.0%
Neenah Paper, Inc. (a)	7,216	413,044

Personal Products—1.9%
IGI Laboratories, Inc. (b)	72,356	757,567

Pharmaceuticals—7.4%
ANI Pharmaceuticals, Inc. (b)	5,900	319,249
AVANIR Pharmaceuticals, Inc., Class A (b)	43,514	649,229
Depomed, Inc. (b)	34,760	538,433
Horizon Pharma PLC (b)	37,503	479,288
Omeros Corp. (b)	14,994	334,816
Pernix Therapeutics Holdings, Inc. (b)	34,147	354,104
Supernus Pharmaceuticals, Inc. (b)	10,544	93,420
Tetraphase Pharmaceuticals, Inc. (b)	6,400	168,960

		2,937,499

Professional Services—1.2%
Barrett Business Services, Inc.	6,501	141,852
GP Strategies Corp. (b)	11,461	347,497

		489,349

Road & Rail—4.8%
ArcBest Corp.	7,992	347,013
Celadon Group, Inc.	12,978	286,035
Covenant Transportation Group, Inc., Class A (b)	6,200	162,936
Quality Distribution, Inc. (b)	20,248	244,393
Roadrunner Transportation Systems, Inc. (b)	7,384	166,214
Saia, Inc. (b)	12,469	691,655

		1,898,246

Semiconductors & Semiconductor Equipment—4.9%
Ambarella, Inc. (b)	11,405	627,275
FormFactor, Inc. (b)	45,886	368,923
PDF Solutions, Inc. (b)	19,427	257,408
Pixelworks, Inc. (b)	39,200	188,944
Tower Semiconductor Ltd. (b)	40,153	516,368

		1,958,918

Software—2.0%
Callidus Software, Inc. (b)	29,585	472,472

	Shares	Value
ePlus, Inc. (b)	4,609	$317,284

		789,756

Specialty Retail—1.5%
Citi Trends, Inc. (b)	11,300	267,358
Kirkland’s, Inc. (b)	14,478	314,462

		581,820

Thrifts & Mortgage Finance—1.9%
Meridian Bancorp, Inc. (b)	24,100	264,136
Tree.com, Inc. (b)	11,128	503,653

		767,789

Trading Companies & Distributors—1.4%
Aceto Corp.	17,684	371,364
Stock Building Supply Holdings, Inc. (b)	11,417	182,786

		554,150

Total Common Stock (cost—$28,021,664)		39,076,751

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $697,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $714,113 including accrued interest
(cost—$697,000)	$697	697,000

Total Investments (cost—$28,718,664)—100.1%		39,773,751

Liabilities in excess of other assets—(0.1)%		(26,464)

Net Assets—100.0%		$39,747,287

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	115

Schedule of Investments

November 30, 2014

AllianzGI Multi-Asset Real Return Fund

	Shares	Value
Mutual Funds (d)(f)—37.7%
AllianzGI Global Natural Resources	55,854	$953,434
PIMCO Commodity RealReturn Strategy	227,588	1,128,836
PIMCO Emerging Markets Bond	27,670	299,666

Total Mutual Funds (cost—$2,500,558)		2,381,936

Common Stock—26.6%
Australia—2.1%
Dexus Property Group REIT	1,615	9,758
Federation Centres REIT	2,930	6,894
Goodman Group REIT	2,778	12,864
GPT Group REIT	3,240	11,406
Lend Lease Group	1,120	14,591
Mirvac Group REIT	5,641	8,412
Novion Property Group REIT	4,280	7,748
Scentre Group REIT (g)	8,879	26,153
Stockland REIT	3,686	12,899
Westfield Corp. REIT	3,419	24,077

		134,802

Austria—0.1%
BUWOG AG (g)	101	1,906
IMMOFINANZ AG (g)	2,020	6,041

		7,947

Canada—0.9%
Brookfield Asset Management, Inc., Class A	848	42,634
First Capital Realty, Inc.	157	2,570
H&R REIT	220	4,373
RioCan REIT	320	7,640

		57,217

France—1.0%
Fonciere Des Regions REIT	60	5,726
Gecina S.A. REIT	50	6,765
ICADE REIT	60	4,799
Klepierre REIT	164	7,358
Unibail-Rodamco SE REIT	154	40,707

		65,355

Germany—0.4%
Deutsche Wohnen AG	1,000	23,982

Hong Kong—3.4%
Cheung Kong Holdings Ltd.	2,296	42,138
Hang Lung Properties Ltd.	3,871	11,615
Henderson Land Development Co., Ltd.	2,371	15,851
Hysan Development Co., Ltd.	1,450	6,709
Kerry Properties Ltd.	1,052	3,771
Link REIT	3,821	24,202
New World Development Co., Ltd.	10,440	12,448
Sino Land Co., Ltd.	5,271	8,602
Sun Hung Kai Properties Ltd.	2,827	41,262
Swire Pacific Ltd., Class A	1,100	15,093
Swire Properties Ltd.	1,993	6,179
Wharf Holdings Ltd.	2,649	19,064
Wheelock & Co., Ltd.	1,556	7,838

		214,772

Japan—2.8%
Aeon Mall Co., Ltd.	130	2,218
Daito Trust Construction Co., Ltd.	110	12,453
Daiwa House Industry Co., Ltd.	836	15,973
Hulic Co., Ltd.	325	3,364
Japan Prime Realty Investment Corp. REIT	1	3,632

	Shares	Value
Japan Real Estate Investment Corp. REIT	2	$9,868
Japan Retail Fund Investment Corp. REIT	3	6,245
Mitsubishi Estate Co., Ltd.	1,721	38,774
Mitsui Fudosan Co., Ltd.	1,156	33,443
Nippon Building Fund, Inc. REIT	2	10,088
Nomura Real Estate Holdings, Inc.	200	3,676
Nomura Real Estate Office Fund, Inc. REIT	1	4,175
NTT Urban Development Corp.	200	2,055
Sumitomo Realty & Development Co., Ltd.	490	16,945
Tokyo Tatemono Co., Ltd.	562	4,485
Tokyu Fudosan Holdings Corp.	600	4,294
United Urban Investment Corp. REIT	4	6,435

		178,123

Netherlands—0.1%
Corio NV REIT	150	7,591

Singapore—0.9%
Ascendas Real Estate Investment Trust REIT	4,520	8,108
CapitaCommercial Trust REIT	3,940	5,087
CapitaLand Ltd.	4,675	11,898
CapitaMall Trust REIT	5,170	7,848
City Developments Ltd.	651	5,020
Global Logistic Properties Ltd.	4,700	9,439
Keppel Land Ltd.	1,600	4,134
UOL Group Ltd.	1,110	5,723

		57,257

Switzerland—0.2%
Swiss Prime Site AG (g)	110	8,480

United Kingdom—1.0%
British Land Co. PLC REIT	1,494	17,897
Hammerson PLC REIT	1,081	10,499
Intu Properties PLC REIT	1,220	6,785
Land Securities Group PLC REIT	1,241	22,989
Segro PLC REIT	1,150	7,038

		65,208

United States—13.7%
American Capital Agency Corp. REIT	750	17,306
American Realty Capital Properties, Inc. REIT	1,500	14,100
American Tower Corp. REIT	672	70,567
Annaly Capital Management, Inc. REIT	1,723	19,849
AvalonBay Communities, Inc. REIT	195	31,354
Boston Properties, Inc. REIT	246	31,891
Brookfield Property Partners L.P.	328	7,687
Camden Property Trust REIT	131	10,045
CBRE Group, Inc., Class A (g)	429	14,474
Crown Castle International Corp. REIT	600	49,854
Digital Realty Trust, Inc. REIT	210	14,757
Duke Realty Corp. REIT	519	10,089
Equity Residential REIT	539	38,183
Essex Property Trust, Inc. REIT	100	20,241
Federal Realty Investment Trust REIT	107	14,195
General Growth Properties, Inc. REIT	747	19,990
HCP, Inc. REIT	760	34,048
Health Care REIT, Inc. REIT	463	34,105
Host Hotels & Resorts, Inc. REIT	1,111	25,820
Kimco Realty Corp. REIT	638	16,237
Liberty Property Trust REIT	250	8,845
Macerich Co. REIT	215	17,002
Plum Creek Timber Co., Inc. REIT	257	10,712
Prologis, Inc. REIT	807	34,120
Public Storage REIT	229	42,967
Rayonier Advanced Materials, Inc. (e)	65	1,602

	Shares	Value
Rayonier, Inc. REIT	197	$5,374
Realogy Holdings Corp. (g)	178	8,192
Realty Income Corp. REIT	300	13,938
Regency Centers Corp. REIT	142	8,730
Simon Property Group, Inc. REIT	506	91,485
SL Green Realty Corp. REIT	137	15,911
UDR, Inc. REIT	379	11,666
Ventas, Inc. REIT	477	34,129
Vornado Realty Trust REIT	251	28,001
Washington Prime Group, Inc. REIT	253	4,359
Weyerhaeuser Co. REIT	860	30,367

		862,192

Total Common Stock (cost—$1,506,466)		1,682,926

	Principal Amount (000s)
U.S. Treasury Obligations (b)—14.2%
U.S. Treasury Inflation Indexed Bonds,
2.125%, 2/15/40	$55	70,829
2.375%, 1/15/25	124	147,310
3.875%, 4/15/29	87	125,533
U.S. Treasury Inflation Indexed Notes,
0.625%, 7/15/21	431	444,619
2.375%, 1/15/17 (c)	104	110,488

Total U.S. Treasury Obligations (cost-$954,711)		898,779

	Shares
Exchange-Traded Funds—5.1%
iShares iBoxx $ Investment Grade Corporate Bond	1,000	120,090
Market Vectors Gold Miners	9,000	164,970
Schwab U.S. TIPS	100	5,473
SPDR Barclays Short Term High Yield Bond	1,000	29,510

Total Exchange-Traded Funds (cost—$370,293)		320,043

	Principal Amount (000s)
Repurchase Agreements—10.7%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $677,000; collateralized by U.S. Treasury Notes, 2.00%, due 2/28/21, valued at $695,004 including accrued interest
(cost—$677,000)	$677	677,000

Total Investments (cost—$6,009,028) (a)—94.3%		5,960,684

Other assets less liabilities—5.7%		362,912

Net Assets—100.0%		$6,323,596

116	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $758,718, representing 12.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for futures.

(d) Affiliated fund.

(e) Affiliated security.

(f) Institutional Class share.

(g) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Mutual Funds	37.7%
Real Estate Investment Trust	18.8%
U.S. Treasury Obligations	14.2%
Real Estate Management & Development	7.8%
Exchange-Traded Funds	5.1%
Chemicals	0.0%
Repurchase Agreements	10.7%
Other assets less liabilities	5.7%

100.0%

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—93.5%
Brazil—7.7%
Banco do Brasil S.A.	6,100	$70,272
Cia de Saneamento de Minas Gerais	6,500	61,621
Cia Energetica de Minas Gerais	7,224	41,399
Cia Paranaense de Energia	6,800	63,804
EDP - Energias do Brasil S.A.	16,500	64,749
Grupo BTG Pactual UNIT	5,100	59,247
JBS S.A.	15,000	69,936
Light S.A.	7,200	57,599
Multiplus S.A.	4,700	63,365
Porto Seguro S.A.	5,200	62,853
Sul America S.A. UNIT	12,400	61,186
Transmissora Alianca de Energia Eletrica S.A. UNIT	7,900	59,853

		735,884

Chile—1.2%
Administrada de Fondos de Pensiones Habitat S.A.	36,695	54,880
Inversiones La Construccion S.A.	4,590	60,304

		115,184

China—22.5%
Agricultural Bank of China Ltd., Class H	142,000	67,029
Anhui Expressway Co., Ltd., Class H	101,000	69,024
Asia Cement China Holdings Corp.	109,500	62,118
Bank of China Ltd., Class H	143,000	73,435
Bank of Communications Co., Ltd., Class H	92,000	76,108
China Construction Bank Corp., Class H	88,000	66,449
China Lilang Ltd.	91,000	66,170
China Merchants Bank Co., Ltd., Class H	35,600	73,560
China Mobile Ltd.	5,700	70,325
China Petroleum & Chemical Corp., Class H	74,000	59,902
China Shineway Pharmaceutical Group Ltd.	35,000	59,430
China South City Holdings Ltd.	136,000	69,530
CNOOC Ltd.	38,000	54,909
Guangdong Electric Power Development Co., Ltd., Class B	107,500	74,298
Huabao International Holdings Ltd.	82,000	72,426
Industrial & Commercial Bank of China Ltd., Class H	100,000	67,461
Jiangling Motors Corp. Ltd., Class B	17,400	67,803
Jiangnan Group Ltd.	326,000	57,589
Jintian Pharmaceutical Group Ltd.	149,000	59,688
Kingboard Laminates Holdings Ltd.	165,500	67,325
Luthai Textile Co., Ltd., Class B	48,100	64,069
Peak Sport Products Co., Ltd.	236,000	66,872
PetroChina Co., Ltd., Class H	52,000	55,677
Qinhuangdao Port Co., Ltd., Class H	125,000	61,732
Shenzhen Expressway Co., Ltd., Class H	92,000	63,444
Shenzhen International Holdings Ltd.	43,500	65,321
Sichuan Expressway Co., Ltd., Class H	160,000	61,572
Springland International Holdings Ltd.	157,000	59,853
TCC International Holdings Ltd.	162,000	64,965
Travelsky Technology Ltd., Class H	53,000	59,684
Wasion Group Holdings Ltd.	68,000	72,426

	Shares	Value
Xinhua Winshare Publishing and Media Co., Ltd., Class H	76,000	$61,056
Yuexiu Transport Infrastructure Ltd.	98,000	63,562

		2,154,812

Czech Republic—0.6%
Philip Morris CR AS	132	61,226

Egypt—0.7%
Eastern Tobacco	2,818	68,971

Greece—0.7%
Metka S.A.	5,968	66,759

Hong Kong—2.1%
CITIC Telecom International Holdings Ltd.	165,000	68,016
NagaCorp Ltd.	78,000	62,332
SITC International Holdings Co., Ltd.	125,000	69,224

		199,572

India—7.0%
Cairn India Ltd.	13,805	57,806
Hindustan Zinc Ltd.	24,534	64,455
Indiabulls Housing Finance Ltd.	9,531	69,170
McLeod Russel India Ltd.	14,196	56,067
MOIL Ltd.	14,030	71,802
Mphasis Ltd.	2,206	14,375
Muthoot Finance Ltd.	21,668	68,473
Power Finance Corp. Ltd.	14,546	72,362
Rural Electrification Corp. Ltd.	12,829	69,273
Tata Motors Ltd. ADR	1,500	68,490
Zensar Technologies Ltd.	6,400	60,937

		673,210

Indonesia—1.3%
Bank Pembangunan Daerah Jawa Timur Tbk PT	1,715,000	63,827
Indo Tambangraya Megah Tbk PT	35,800	55,741

		119,568

Korea (Republic of)—10.8%
Dongbu Insurance Co., Ltd.	1,196	59,971
Hankook Tire Co., Ltd.	1,238	61,182
Hyundai Marine & Fire Insurance Co., Ltd.	2,500	60,043
Hyundai Mobis Co., Ltd.	275	61,087
Hyundai Motor Co.	389	62,495
Industrial Bank of Korea	4,324	58,542
Kia Motors Corp.	1,265	63,280
Korea Electric Power Corp.	1,526	63,255
Korean Reinsurance Co.	5,955	61,531
KT&G Corp.	712	62,376
LIG Insurance Co., Ltd.	2,430	57,252
Meritz Fire & Marine Insurance Co., Ltd.	5,210	57,106
Samsung Electronics Co., Ltd.	57	66,039
Seah Besteel Corp.	2,060	61,667
SeAH Steel Corp.	725	56,668
Sungwoo Hitech Co., Ltd.	4,630	59,423
Tongyang Life Insurance	5,800	60,192

		1,032,109

Malaysia—3.2%
Scientex Bhd.	29,600	66,046
Star Publications Malaysia Bhd.	86,300	58,681
Supermax Corp. Bhd.	90,700	56,324
UOA Development Bhd.	98,100	61,485
YTL Corp. Bhd.	125,500	58,622

		301,158

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	117

Schedule of Investments

November 30, 2014

	Shares	Value
Mexico—2.6%
Credito Real S.A.B. de C.V.	25,300	$65,462
Industrias Bachoco S.A.B. de C.V., Ser. B	13,100	61,199
Mexico Real Estate Management S.A. De C.V. REIT	35,700	62,863
PLA Administradora Industrial S de RL de C.V. REIT	28,100	60,488

		250,012

Norway—0.5%
BW LPG Ltd. (a)	6,933	50,284

Peru—0.6%
Intercorp Financial Services, Inc.	2,000	59,900

Poland—1.4%
Asseco Poland S.A.	4,441	71,019
Energa S.A.	9,500	66,435

		137,454

Russian Federation—4.1%
Acron JSC (c)	2,044	61,115
Gazprom Neft OAO ADR	3,413	55,586
Gazprom OAO (c)	17,820	51,500
Lukoil OAO (c)	1,296	60,005
MMC Norilsk Nickel OJSC ADR	3,529	62,675
Rosneft OAO (c)	10,485	49,489
Tatneft OAO (c)	10,854	54,487

		394,857

Singapore—0.6%
Lippo Malls Indonesia Retail Trust REIT	207,000	58,728

South Africa—6.8%
Barclays Africa Group Ltd.	4,121	66,256
DataTec Ltd.	13,214	63,309
Fountainhead Property Trust REIT	95,398	70,635
Imperial Holdings Ltd.	3,778	68,280
Liberty Holdings Ltd.	5,719	67,687
Reunert Ltd.	10,974	60,350
S.A. Corporate Real Estate Fund Nominees Pty Ltd. REIT	164,262	68,079
Sasol Ltd.	1,262	52,564
Sibanye Gold Ltd.	33,614	59,466
Vukile Property Fund Ltd. REIT	43,121	70,752

		647,378

Taiwan—11.1%
Chimei Materials Technology Corp.	59,700	59,802
Coretronic Corp.	41,000	57,617
Elitegroup Computer Systems Co., Ltd.	72,553	60,643
Formosan Rubber Group, Inc.	65,000	68,106
Gigabyte Technology Co., Ltd.	50,000	57,102
Hon Hai Precision Industry Co., Ltd. GDR	11,276	71,039
King Yuan Electronics Co., Ltd.	76,000	61,342
King’s Town Bank Co., Ltd.	65,000	68,858
Lite-On Technology Corp.	43,334	52,429
Micro-Star International Co., Ltd.	50,000	54,255
Phison Electronics Corp.	10,000	66,859
Sercomm Corp.	30,000	62,182
Siliconware Precision Industries Co. Ltd.	48,000	70,786
Taiwan PCB Techvest Co., Ltd.	42,000	62,681
Tripod Technology Corp.	32,000	63,306
Wistron NeWeb Corp.	28,500	55,324
Yageo Corp.	43,000	71,446

		1,063,777

Thailand—3.8%
Bangkok Expressway PCL NVDR	56,000	66,941

	Shares	Value
CPN Retail Growth Leasehold Property Fund UNIT	124,000	$61,934
PTT Exploration & Production PCL (c)	10,700	44,148
PTT Exploration & Production PCL NVDR	1,900	7,839
PTT PCL NVDR	5,200	60,607
Thai Vegetable Oil PCL NVDR	92,300	62,405
Thanachart Capital PCL (c)	48,100	49,062
Thanachart Capital PCL NVDR	10,400	10,608

		363,544

Turkey—4.2%
Aksa Akrilik Kimya Sanayii AS	19,195	64,565
Aygaz AS	15,376	68,511
Cimsa Cimento Sanayi VE Ticaret AS	8,992	63,746
Selcuk Ecza Deposu Ticaret ve Sanayi AS	65,018	60,248
Soda Sanayii AS	36,549	74,383
Turk Telekomunikasyon AS	23,104	73,858

		405,311

Total Common Stock (cost—$8,986,813)		8,959,698

Preferred Stock—4.7%
Brazil—4.1%
AES Tiete S.A.	8,400	62,531
Banco ABC Brasil S.A.	11,633	63,051
Banco Daycoval S.A.	16,700	59,694
Cia Energetica de Minas Gerais	3,791	20,739
Itausa - Investimentos Itau S.A.	16,546	67,372
Petroleo Brasileiro S.A.	10,900	54,208
Telefonica Brasil S.A.	3,100	63,245

		390,840

Russian Federation—0.6%
Surgutneftegas OAO (c)	87,165	60,144

Total Preferred Stock (cost—$486,108)		450,984

Equity-Linked Security—0.5%
India—0.5%
CLSA Financial Products, Ltd.,Mphasis Ltd., expires 8/13/18 (cost—$44,956)	6,983	45,390

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $170,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $174,675 including accrued interest
(cost—$170,000)	$170	170,000

Total Investments (cost—$9,687,877) (b)—100.5%		9,626,072

Liabilities in excess of other assets—(0.5)%		(50,613)

Net Assets—100.0%		$9,575,459

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $5,761,923, representing 60.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $429,950, representing 4.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

118	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	11.1%
Oil, Gas & Consumable Fuels	9.3%
Electronic Equipment, Instruments & Components	6.2%
Insurance	5.6%
Real Estate Investment Trust	4.7%
Transportation Infrastructure	4.7%
Electric Utilities	4.6%
Metals & Mining	4.0%
Chemicals	3.6%
Technology Hardware, Storage & Peripherals	3.1%
Automobiles	2.8%
Textiles, Apparel & Luxury Goods	2.8%
Food Products	2.6%
Diversified Telecommunication Services	2.2%
Diversified Financial Services	2.1%
Semiconductors & Semiconductor Equipment	2.0%
Tobacco	2.0%
Construction Materials	2.0%
Auto Components	1.8%
Independent Power Producers & Energy Traders	1.4%
Consumer Finance	1.4%
Real Estate Management & Development	1.4%
Software	1.3%
Distributors	1.3%
Media	1.3%
IT Services	1.3%
Communications Equipment	1.3%
Health Care Providers & Services	1.2%
Capital Markets	1.2%
Wireless Telecommunication Services	0.7%
Marine	0.7%
Thrifts & Mortgage Finance	0.7%
Gas Utilities	0.7%
Machinery	0.7%
Water Utilities	0.7%
Hotels, Restaurants & Leisure	0.6%
Industrial Conglomerates	0.6%
Multi-line Retail	0.6%
Pharmaceuticals	0.6%
Multi-Utilities	0.6%
Electrical Equipment	0.6%
Health Care Equipment & Supplies	0.6%
Repurchase Agreements	1.8%
Liabilities in excess of other assets	(0.5)%

100.0%

AllianzGI NFJ Global Dividend Value Fund

	Shares	Value
Common Stock—98.8%
Brazil—3.1%
Cia Energetica de Minas Gerais ADR	182,389	$1,006,787
Vale S.A. ADR	115,200	1,037,952

		2,044,739

China—6.1%
China Construction Bank Corp., Class H	1,824,000	1,377,304
China Mobile Ltd.	110,400	1,362,080
China Petroleum & Chemical Corp., Class H	1,622,000	1,312,980

		4,052,364

France—3.8%
Total S.A.	45,099	2,516,625

Germany—2.1%
Siemens AG	11,600	1,371,087

Indonesia—2.0%
Bank Rakyat Indonesia Persero Tbk PT ADR	73,105	1,361,581

Israel—3.8%
Israel Chemicals Ltd.	181,200	1,235,894
Teva Pharmaceutical Industries Ltd. ADR	23,000	1,310,540

		2,546,434

Japan—5.7%
Daihatsu Motor Co., Ltd.	95,300	1,305,075
ITOCHU Corp.	116,000	1,333,585
Mizuho Financial Group, Inc.	657,500	1,133,556

		3,772,216

Korea (Republic of)—2.0%
SK Telecom Co., Ltd.	5,139	1,308,775

Norway—1.9%
Marine Harvest ASA	87,007	1,233,873

Russian Federation—3.4%
Lukoil OAO ADR	26,600	1,216,950
Mobile Telesystems OJSC ADR	83,679	1,022,557

		2,239,507

South Africa—1.8%
Sasol Ltd. ADR	28,221	1,186,693

Spain—4.1%
Banco Santander S.A.	153,929	1,385,273
Enagas S.A.	39,300	1,313,924

		2,699,197

Switzerland—2.0%
Swiss Re AG (b)	15,603	1,332,872

Taiwan—2.0%
Siliconware Precision Industries Co., Ltd. ADR	180,600	1,338,246

United Kingdom—12.2%
BAE Systems PLC	187,600	1,405,892
GlaxoSmithKline PLC	57,068	1,323,935
Greene King PLC	110,300	1,325,444
Imperial Tobacco Group PLC	29,100	1,343,333
Marks & Spencer Group PLC	176,400	1,342,372
Persimmon PLC (b)	56,604	1,351,570

		8,092,546

United States—42.8%
Axis Capital Holdings Ltd.	27,900	1,396,395
Baxter International, Inc.	18,200	1,328,600

	Shares	Value
CA, Inc.	45,900	$1,429,785
Cisco Systems, Inc.	99,500	2,750,180
ConocoPhillips	19,100	1,261,937
Deere & Co.	15,600	1,351,272
Ford Motor Co.	85,400	1,343,342
Intel Corp.	38,200	1,422,950
JPMorgan Chase & Co.	21,800	1,311,488
MetLife, Inc.	24,100	1,340,201
Navient Corp.	63,800	1,337,248
Norfolk Southern Corp.	11,500	1,283,860
Northrop Grumman Corp.	9,600	1,352,928
Pfizer, Inc.	43,400	1,351,910
PNC Financial Services Group, Inc.	15,200	1,329,544
Seagate Technology PLC	20,600	1,361,866
Symantec Corp.	52,013	1,357,019
Verizon Communications, Inc.	26,100	1,320,399
Wal-Mart Stores, Inc.	15,500	1,356,870
Xerox Corp.	97,900	1,366,684

		28,354,478

Total Common Stock (cost—$60,096,196)		65,451,233

	Principal Amount (000s)
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $345,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $354,488 including accrued interest
(cost—$345,000)	$345	345,000

Total Investments (cost—$60,441,196) (a)—99.3%		65,796,233

Other assets less liabilities—0.7%		477,433

Net Assets—100.0%		$66,273,666

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $27,615,449, representing 41.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	119

Schedule of Investments

November 30, 2014

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.9%
Oil, Gas & Consumable Fuels	11.3%
Insurance	6.1%
Pharmaceuticals	6.0%
Wireless Telecommunication Services	5.6%
Software	4.2%
Semiconductors & Semiconductor Equipment	4.2%
Aerospace & Defense	4.2%
Communications Equipment	4.2%
Automobiles	4.0%
Industrial Conglomerates	2.1%
IT Services	2.1%
Technology Hardware, Storage & Peripherals	2.1%
Food & Staples Retailing	2.0%
Household Durables	2.0%
Machinery	2.0%
Tobacco	2.0%
Multi-line Retail	2.0%
Consumer Finance	2.0%
Trading Companies & Distributors	2.0%
Health Care Equipment & Supplies	2.0%
Hotels, Restaurants & Leisure	2.0%
Diversified Telecommunication Services	2.0%
Gas Utilities	2.0%
Road & Rail	1.9%
Chemicals	1.9%
Food Products	1.9%
Metals & Mining	1.6%
Electric Utilities	1.5%
Repurchase Agreements	0.5%
Other assets less liabilities	0.7%

100.0%

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—97.3%
Australia—6.6%
Abacus Property Group REIT	78,310	$191,031
Beach Energy Ltd.	144,748	125,795
Bendigo and Adelaide Bank Ltd.	12,128	131,591
Cabcharge Australia Ltd.	41,585	168,549
Charter Hall Retail REIT	37,106	130,903
Genworth Mortgage Insurance Australia Ltd.	62,253	182,837
Pact Group Holdings Ltd.	45,800	161,520
Primary Health Care Ltd.	48,256	192,623

		1,284,849

Austria—1.8%
RHI AG	7,547	176,941
UNIQA Insurance Group AG	17,093	179,018

		355,959

Belgium—1.0%
Befimmo S.A. REIT	2,462	188,397

Brazil—0.7%
Cia Paranaense de Energia, Class P ADR	10,300	142,964

Canada—7.1%
Cogeco, Inc.	3,745	199,089
Linamar Corp.	2,859	168,115
Magellan Aerospace Corp.	13,052	155,460
Martinrea International, Inc.	12,834	113,020
Methanex Corp.	2,400	123,984
ShawCor Ltd.	3,746	154,295
Total Energy Services, Inc.	8,085	125,712
Transcontinental, Inc., Class A	13,015	174,709
Uni-Select, Inc.	6,400	162,197

		1,376,581

China—7.4%
Guangdong Investment Ltd.	176,300	242,961
Huabao International Holdings Ltd.	241,000	212,862
Lonking Holdings Ltd.	598,000	117,776
Perfect World Co., Ltd. ADR	7,700	140,525
Springland International Holdings Ltd.	421,100	160,535
Travelsky Technology Ltd., Class H	159,000	179,051
Wasion Group Holdings Ltd.	202,400	215,574
Zhejiang Expressway Co., Ltd., Class H	146,900	164,417

		1,433,701

Denmark—0.9%
Schouw & Co.	3,451	166,729

Finland—0.6%
Lassila & Tikanoja Oyj	6,855	124,278

France—4.5%
Alten S.A.	4,649	205,196
Coface S.A. (c)(d)	16,070	205,388
Euronext NV (a)(d)	8,207	234,715
Ipsen S.A.	4,373	230,937

		876,236

Germany—4.6%
CAT Oil AG	10,156	167,652
CompuGroup Medical AG	7,123	188,390
Freenet AG (c)	6,692	197,458
Takkt AG	9,465	152,246
Wacker Neuson SE	9,426	198,959

		904,705

	Shares	Value
Hong Kong—5.0%
Dah Sing Financial Holdings Ltd.	30,800	$190,235
First Pacific Co., Ltd.	204,000	214,167
Luk Fook Holdings International Ltd.	60,000	196,726
PCCW Ltd.	323,000	215,031
Television Broadcasts Ltd.	26,800	151,404

		967,563

Israel—0.8%
Gazit-Globe Ltd.	13,000	152,025

Italy—2.8%
Anima Holding SpA (d)	38,507	197,389
Credito Emiliano SpA	21,100	166,324
Recordati SpA	10,302	179,993

		543,706

Japan—15.5%
Aida Engineering Ltd.	20,900	187,699
Dynam Japan Holdings Co., Ltd.	73,900	164,022
Enplas Corp.	3,700	123,558
Heiwado Co., Ltd.	9,800	180,391
Japan Aviation Electronics Industry Ltd.	7,700	171,705
Kaken Pharmaceutical Co., Ltd.	8,700	184,293
Kato Sangyo Co., Ltd.	8,300	158,722
Nihon Nohyaku Co., Ltd.	15,200	166,317
Nippo Corp.	10,000	158,438
Nippon Synthetic Chemical Industry Co., Ltd.	18,100	114,827
Nitto Kogyo Corp.	9,500	179,782
Paramount Bed Holdings Co., Ltd.	5,700	162,913
Round One Corp.	22,700	130,351
Sankyu, Inc.	38,000	148,370
Showa Corp.	18,800	185,717
Sumitomo Osaka Cement Co., Ltd.	36,000	101,608
T-Gaia Corp.	18,700	181,567
Tosoh Corp.	37,800	173,899
Towa Pharmaceutical Co., Ltd.	3,300	148,132

		3,022,311

Netherlands—1.0%
Aalberts Industries NV	6,803	190,887

New Zealand—2.7%
Air New Zealand Ltd.	113,116	215,588
Goodman Property Trust REIT	173,079	151,340
Sky Network Television Ltd.	32,230	163,697

		530,625

Norway—3.8%
Avance Gas Holding Ltd. (a)	8,184	130,910
BW Offshore Ltd.	152,143	158,866
Ekornes ASA	13,607	167,262
Leroy Seafood Group ASA	2,872	99,593
SpareBank 1 SMN	22,475	186,797

		743,428

Panama—1.0%
Banco Latinoamericano de Comercio Exterior S.A.	5,900	189,921

Singapore—0.8%
Lippo Malls Indonesia Retail Trust REIT	564,900	160,268

South Africa—1.9%
Investec Ltd.	20,114	187,053
JSE Ltd.	19,929	193,140

		380,193

120	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

	Shares	Value
Spain—0.8%
Grupo Catalana Occidente S.A.	5,028	$158,206

Sweden—2.0%
B&B Tools AB, Class B	9,047	194,128
Dios Fastigheter AB	25,439	187,401

		381,529

Switzerland—3.7%
BKW AG	5,324	163,646
Cembra Money Bank AG	3,494	205,294
GAM Holding AG (d)	10,057	177,711
Siegfried Holding AG (d)	1,084	177,399

		724,050

Taiwan—1.8%
King Yuan Electronics Co., Ltd.	211,200	170,466
King’s Town Bank Co., Ltd.	174,000	184,329

		354,795

United Kingdom—18.5%
Bank of Georgia Holdings PLC	4,437	149,947
Beazley PLC	43,650	184,839
Berendsen PLC	11,046	177,104
Bodycote PLC	14,889	149,118
Catlin Group Ltd.	19,819	170,562
Close Brothers Group PLC	8,345	197,302
Countrywide PLC	19,424	129,852
Crest Nicholson Holdings PLC	33,623	188,451
Go-Ahead Group PLC	4,732	192,144
Inchcape PLC	18,268	204,690
Interserve PLC	20,016	181,395
Kcom Group PLC	102,053	135,496
Marston’s PLC	81,741	184,752
Micro Focus International PLC	11,119	198,167
Mondi PLC	10,057	171,653
Morgan Advanced Materials PLC	38,849	177,070
Pace PLC	37,489	210,134
Premier Oil PLC	26,621	77,647
RPC Group PLC	17,156	157,392
Savills PLC	17,460	180,135
Synthomer PLC	53,768	187,120

		3,604,970

Total Common Stock (cost—$18,360,162)		18,958,876

Preferred Stock—1.7%
Brazil—1.0%
Banco ABC Brasil S.A.	34,993	189,662

Germany—0.7%
Hornbach Holding AG	1,676	139,470

Total Preferred Stock (cost—$300,182)		329,132

Total Investments (cost—$18,660,344) (b)—99.0%		19,288,008

Other assets less liabilities—1.0%		194,274

Net Assets—100.0%		$19,482,282

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $14,397,295, representing 73.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	7.3%
Machinery	5.3%
Chemicals	5.1%
Diversified Financial Services	4.4%
Real Estate Investment Trust	4.3%
Capital Markets	3.8%
Pharmaceuticals	3.8%
Insurance	3.5%
Real Estate Management & Development	3.4%
Commercial Services & Supplies	3.3%
Energy Equipment & Services	3.1%
Specialty Retail	2.6%
Media	2.6%
Electronic Equipment, Instruments & Components	2.6%
Auto Components	2.5%
Hotels, Restaurants & Leisure	2.4%
IT Services	1.9%
Distributors	1.8%
Household Durables	1.8%
Diversified Telecommunication Services	1.8%
Road & Rail	1.8%
Construction & Engineering	1.7%
Food & Staples Retailing	1.7%
Software	1.7%
Oil, Gas & Consumable Fuels	1.7%
Containers & Packaging	1.6%
Electric Utilities	1.5%
Construction Materials	1.4%
Food Products	1.4%
Water Utilities	1.3%
Airlines	1.1%
Communications Equipment	1.1%
Consumer Finance	1.1%
Wireless Telecommunication Services	1.0%
Trading Companies & Distributors	1.0%
Health Care Providers & Services	1.0%
Health Care Technology	1.0%
Thrifts & Mortgage Finance	0.9%
Electrical Equipment	0.9%
Life Sciences Tools & Services	0.9%
Paper & Forest Products	0.9%
Semiconductors & Semiconductor Equipment	0.9%
Transportation Infrastructure	0.9%
Health Care Equipment & Supplies	0.8%
Multi-line Retail	0.8%
Aerospace & Defense	0.8%
Internet & Catalog Retail	0.8%
Other assets less liabilities	1.0%

100.0%

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	121

Schedule of Investments

November 30, 2014

AllianzGI NFJ International Value II Fund

	Shares	Value
Common Stock—96.8%
Australia—0.6%
Beach Energy Ltd.	264,874	$230,191

Austria—0.6%
OMV AG	8,158	235,999

Belgium—0.8%
bpost S.A.	12,400	321,636

Brazil—2.2%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	65,000	481,000
Vale S.A. ADR	43,900	395,539

		876,539

Canada—10.0%
Atco Ltd., Class I	9,400	392,112
Canadian Imperial Bank of Commerce	4,400	409,756
Cogeco Cable, Inc.	5,500	312,540
Magna International, Inc.	3,600	387,540
Manulife Financial Corp.	21,000	418,164
Methanex Corp.	7,600	392,616
Open Text Corp.	7,400	437,488
Power Financial Corp.	13,000	406,428
Shaw Communications, Inc., Class B	16,700	452,236
Suncor Energy, Inc.	10,700	338,013

		3,946,893

China—5.1%
China Construction Bank Corp., Class H	553,200	417,722
China Mobile Ltd.	33,300	410,845
China Petroleum & Chemical Corp., Class H	427,000	345,649
CNOOC Ltd.	212,300	306,770
Guangdong Investment Ltd.	386,400	532,502

		2,013,488

Denmark—0.9%
Carlsberg A/S, Class B	4,100	364,809

France—7.5%
AXA S.A.	17,200	415,433
Christian Dior S.A.	2,300	440,621
Cie Generale des Etablissements Michelin	3,300	303,406
CNP Assurances	20,900	387,100
Euronext NV (a)	15,600	446,150
Sanofi	5,900	569,820
Technip S.A.	6,111	397,223

		2,959,753

Germany—3.5%
Aareal Bank AG (d)	9,000	392,542
Deutsche Boerse AG	4,300	313,934
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,500	308,669
Talanx AG	11,700	364,559

		1,379,704

Hong Kong—7.4%
BOC Hong Kong Holdings Ltd.	130,300	460,470
Cheung Kong Holdings Ltd.	22,000	403,758
First Pacific Co., Ltd.	446,100	468,333
Jardine Strategic Holdings Ltd.	11,000	402,436
PCCW Ltd.	646,000	430,061
Television Broadcasts Ltd.	64,700	365,516
Yue Yuen Industrial Holdings Ltd.	105,300	377,464

		2,908,038

	Shares	Value
India—1.9%
Sesa Sterlite Ltd. ADR	21,900	$322,806
Tata Motors Ltd. ADR	9,300	424,638

		747,444

Ireland—1.1%
Smurfit Kappa Group PLC	19,051	441,250

Israel—2.3%
Israel Chemicals Ltd. ADR (c)	53,200	363,356
Teva Pharmaceutical Industries Ltd. ADR	9,600	547,008

		910,364

Japan—11.7%
Central Japan Railway Co.	3,000	435,741
Isuzu Motors Ltd.	28,800	376,528
Japan Airlines Co., Ltd.	11,000	322,851
Kaken Pharmaceutical Co., Ltd.	12,500	264,788
Mitsui & Co., Ltd.	36,900	508,903
Mizuho Financial Group, Inc.	273,500	471,525
Nippo Corp.	21,000	332,719
Nippon Telegraph & Telephone Corp.	9,600	513,351
Nissan Motor Co., Ltd.	32,100	299,491
Nitori Holdings Co., Ltd.	7,600	421,694
Osaka Gas Co., Ltd.	98,000	374,390
Otsuka Holdings Co., Ltd.	8,900	280,952

		4,602,933

Mexico—1.1%
America Movil S.A.B. de C.V., Ser. L ADR	17,700	419,667

Netherlands—1.2%
Wolters Kluwer NV	15,600	457,010

Norway—4.1%
Leroy Seafood Group ASA	5,200	180,322
SpareBank 1 SR Bank ASA	44,851	345,231
Statoil ASA	22,400	424,045
Telenor ASA	13,600	287,198
Yara International ASA	8,500	360,625

		1,597,421

Russian Federation—2.3%
Gazprom OAO ADR	56,100	324,819
Lukoil OAO ADR	7,100	324,825
Mobile Telesystems OJSC ADR	22,200	271,284

		920,928

Singapore—4.0%
DBS Group Holdings Ltd.	37,136	564,356
Golden Agri-Resources Ltd.	991,943	349,739
Mapletree Industrial Trust REIT	281,000	324,317
Sembcorp Industries Ltd.	99,300	348,001

		1,586,413

South Africa—0.8%
Sasol Ltd. ADR	7,100	298,555

Spain—1.0%
Mapfre S.A.	107,400	394,047

Switzerland—2.1%
GAM Holding AG (e)	16,600	293,329
Roche Holdings AG	1,800	538,632

		831,961

Taiwan—1.0%
Advanced Semiconductor Engineering, Inc. ADR	65,900	407,262

Turkey—1.2%
KOC Holding AS ADR	17,300	486,130

	Shares	Value
United Kingdom—22.4%
BAE Systems PLC	57,000	$427,163
BP PLC	50,100	328,030
BT Group PLC	84,000	537,774
Centrica PLC	59,600	264,758
Crest Nicholson Holdings PLC	92,478	518,323
GlaxoSmithKline PLC	24,800	575,341
Greene King PLC	30,600	367,712
HSBC Holdings PLC	53,077	528,154
Imperial Tobacco Group PLC	12,000	553,952
Inchcape PLC	28,400	318,217
Kingfisher PLC	83,500	407,381
Marks & Spencer Group PLC	58,000	441,369
Micro Focus International PLC	27,669	493,128
Mondi PLC	24,600	419,874
Old Mutual PLC	127,800	399,170
Persimmon PLC (e)	18,705	446,631
Rio Tinto PLC	9,100	422,992
Royal Dutch Shell PLC, Class A	15,600	519,089
Sage Group PLC	63,000	400,160
Sky PLC	29,371	427,018

		8,796,236

Total Common Stock (cost—$38,593,334)		38,134,671

Preferred Stock—1.4%
Germany—1.4%
Volkswagen AG (cost—$605,244)	2,378	547,746

	Principal Amount (000s)
Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $574,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $585,675 including accrued interest
(cost—$574,000)	$574	574,000

Total Investments (cost—$39,772,578) (b)—99.7%		39,256,417

Other assets less liabilities—0.3%		104,471

Net Assets—100.0%		$39,360,888

122	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $28,062,490, representing 71.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $363,356, representing 0.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	9.4%
Banks	8.2%
Insurance	7.9%
Pharmaceuticals	7.1%
Media	5.1%
Diversified Telecommunication Services	4.5%
Automobiles	4.3%
Software	3.4%
Industrial Conglomerates	3.1%
Diversified Financial Services	3.1%
Metals & Mining	2.9%
Chemicals	2.8%
Wireless Telecommunication Services	2.8%
Water Utilities	2.5%
Household Durables	2.4%
Specialty Retail	2.1%
Textiles, Apparel & Luxury Goods	2.1%
Auto Components	1.8%
Multi-Utilities	1.7%
Tobacco	1.4%
Food Products	1.4%
Trading Companies & Distributors	1.3%
Multi-line Retail	1.1%
Containers & Packaging	1.1%
Road & Rail	1.1%
Aerospace & Defense	1.1%
Paper & Forest Products	1.1%
Semiconductors & Semiconductor Equipment	1.0%
Real Estate Management & Development	1.0%
Energy Equipment & Services	1.0%
Thrifts & Mortgage Finance	1.0%
Gas Utilities	0.9%
Hotels, Restaurants & Leisure	0.9%
Beverages	0.9%
Construction & Engineering	0.8%
Real Estate Investment Trust	0.8%
Airlines	0.8%
Air Freight & Logistics	0.8%
Distributors	0.8%
Capital Markets	0.7%
Repurchase Agreements	1.5%
Other assets less liabilities	0.3%

100.0%

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—84.9%
Advertising—3.2%
Alliance Data Systems Corp. (a)(c),
5.25%, 12/1/17	$23,441	$24,378,640

Apparel & Textiles—0.2%
Levi Strauss & Co.,
7.625%, 5/15/20	1,500	1,597,500

Auto Manufacturers—1.2%
Chrysler Group LLC,
8.25%, 6/15/21	8,000	8,960,000

Banking—1.2%
Ally Financial, Inc.,
3.50%, 7/18/16	3,000	3,056,250
4.75%, 9/10/18	930	964,875
5.50%, 2/15/17	1,695	1,786,106
CIT Group, Inc.,
5.00%, 5/15/17	3,367	3,518,515

		9,325,746

Building Materials—4.7%
Ainsworth Lumber Co., Ltd. (a)(c),
7.50%, 12/15/17	22,570	23,472,800
Louisiana-Pacific Corp.,
7.50%, 6/1/20	11,220	12,117,600

		35,590,400

Chemicals—1.1%
Ashland, Inc.,
3.00%, 3/15/16	3,025	3,059,031
3.875%, 4/15/18	5,240	5,305,500

		8,364,531

Coal—0.5%
Cloud Peak Energy Resources LLC,
8.50%, 12/15/19	3,750	3,894,375

Commercial Services—4.4%
ADT Corp.,
4.125%, 4/15/19	20,650	20,621,606
Hertz Corp.,
4.25%, 4/1/18	85	84,575
7.50%, 10/15/18	12,624	13,128,960

		33,835,141

Computers—0.1%
Seagate HDD Cayman (a)(c),
3.75%, 11/15/18	1,000	1,032,500

Containers & Packaging—6.8%
Beverage Packaging Holdings Luxembourg II S.A. (a)(c),
5.625%, 12/15/16	250	251,250
Novelis, Inc.,
8.375%, 12/15/17	22,965	23,969,719
Reynolds Group Issuer, Inc.,
7.125%, 4/15/19	13,800	14,326,125
8.50%, 5/15/18	12,900	13,351,500

		51,898,594

Distribution/Wholesale—3.1%
Brightstar Corp. (a)(c),
7.25%, 8/1/18	11,430	12,372,975
9.50%, 12/1/16	3,450	3,639,336
HD Supply, Inc.,
8.125%, 4/15/19	6,952	7,570,728

		23,583,039

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	123

Schedule of Investments

November 30, 2014

	Principal Amount (000s)	Value
Diversified Financial Services—2.6%
Aircastle Ltd.,
6.75%, 4/15/17	$8,936	$9,628,540
Ford Motor Credit Co. LLC,
3.875%, 1/15/15	1,300	1,305,069
General Motors Financial Co., Inc.,
3.25%, 5/15/18	250	254,688
3.50%, 7/10/19	2,500	2,558,175
4.75%, 8/15/17	1,980	2,100,780
6.75%, 6/1/18	1,725	1,951,406
International Lease Finance Corp.,
4.875%, 4/1/15	1,900	1,921,375
Navient Corp.,
5.00%, 4/15/15	175	177,406

		19,897,439

Electric Utilities—3.5%
AES Corp.,
7.75%, 10/15/15	165	173,662
Ipalco Enterprises, Inc. (a)(c),
7.25%, 4/1/16	2,300	2,455,250
NRG Energy, Inc.,
7.625%, 1/15/18	21,748	24,140,280

		26,769,192

Engineering & Construction—0.5%
SBA Communications Corp.,
5.625%, 10/1/19	3,745	3,894,800

Entertainment—2.6%
Scientific Games Corp.,
8.125%, 9/15/18	20,255	17,621,850
Speedway Motorsports, Inc.,
6.75%, 2/1/19	2,300	2,403,500

		20,025,350

Food & Beverage—2.0%
Delhaize Group S.A.,
6.50%, 6/15/17	760	848,349
U.S. Foods, Inc.,
8.50%, 6/30/19	13,845	14,724,158

		15,572,507

Healthcare-Services—0.2%
DaVita HealthCare Partners, Inc.,
6.625%, 11/1/20	1,350	1,418,344

Holding Companies-Diversified—0.1%
Leucadia National Corp.,
8.125%, 9/15/15	860	908,160

Home Builders—6.7%
Meritage Homes Corp.,
4.50%, 3/1/18	11,850	11,968,500
TRI Pointe Holdings, Inc. (a)(c),
4.375%, 6/15/19	17,000	16,893,750
William Lyon Homes, Inc.,
5.75%, 4/15/19	3,700	3,727,750
8.50%, 11/15/20	16,600	18,177,000

		50,767,000

Household Products/Wares—0.2%
Jarden Corp.,
7.50%, 5/1/17	1,095	1,207,238

Internet—0.7%
IAC,
4.875%, 11/30/18	5,060	5,224,450

Iron/Steel—0.3%
Commercial Metals Co.,
6.50%, 7/15/17	1,775	1,912,563

Leisure—1.6%
NCL Corp. Ltd. (a)(c),
5.25%, 11/15/19	10,000	10,125,000

	Principal Amount (000s)	Value
NCL Corp., Ltd.,
5.00%, 2/15/18	$2,050	$2,065,375

		12,190,375

Lodging—0.4%
Felcor Lodging L.P.,
6.75%, 6/1/19	2,990	3,124,550

Machinery-Diversified—1.0%
Case New Holland Industrial, Inc.,
7.875%, 12/1/17	1,250	1,406,250
CNH Industrial Capital LLC,
3.625%, 4/15/18	3,370	3,370,000
3.875%, 11/1/15	2,620	2,652,750

		7,429,000

Media—3.6%
Cablevision Systems Corp.,
7.75%, 4/15/18	12,128	13,507,560
CCO Holdings LLC,
7.25%, 10/30/17	1,000	1,042,500
Numericable Group S.A. (a)(c),
4.875%, 5/15/19	13,050	12,952,125

		27,502,185

Mining—3.0%
Alcoa, Inc.,
6.75%, 7/15/18	8,900	10,104,099
FMG Resources August 206 Pty Ltd. (a)(c),
6.875%, 2/1/18	8,336	7,856,261
8.25%, 11/1/19	5,000	4,643,750

		22,604,110

Oil, Gas & Consumable Fuels—5.3%
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	4,350	4,524,000
Light Tower Rentals, Inc. (a)(c),
8.125%, 8/1/19	10,000	9,150,000
NGL Energy Partners L.P. (a)(c),
5.125%, 7/15/19	3,300	3,205,125
Sabine Pass LNG L.P.,
7.50%, 11/30/16	21,930	23,410,275

		40,289,400

Pharmaceuticals—4.6%
Valeant Pharmaceuticals International (a)(c),
6.875%, 12/1/18	33,637	34,982,480

Pipelines—4.8%
Crestwood Midstream Partners L.P.,
7.75%, 4/1/19	7,026	7,324,605
Regency Energy Partners L.P.,
6.875%, 12/1/18	5,500	5,695,937
8.375%, 6/1/19 (a)(c)	18,800	19,787,000
SemGroup Corp.,
7.50%, 6/15/21	3,830	4,098,100

		36,905,642

Retail—5.5%
GameStop Corp. (a)(c),
5.50%, 10/1/19	17,407	17,581,070
Tops Holding Corp.,
8.875%, 12/15/17	23,851	24,685,785

		42,266,855

Telecommunications—9.0%
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	17,810	18,700,500
Intelsat Luxembourg S.A.,
6.75%, 6/1/18	1,730	1,781,900
SBA Telecommunications, Inc.,
5.75%, 7/15/20	2,330	2,411,550
Sprint Capital Corp.,
6.90%, 5/1/19	13,950	14,473,125

	Principal Amount (000s)	Value
Sprint Communications, Inc.,
8.375%, 8/15/17	$1,537	$1,702,227
T-Mobile USA, Inc.,
6.464%, 4/28/19	28,296	29,427,840

		68,497,142

Transportation—0.2%
AWAS Aviation Capital Ltd. (a)(c),
7.00%, 10/17/16	1,281	1,313,312

Total Corporate Bonds & Notes (cost—$655,095,567)		647,162,560

Senior Loans (a)(b)—11.9%
Commercial Services & Supplies—4.0%
Asurion LLC,
5.00%, 5/24/19, Term B1	9,635	9,609,922
8.50%, 3/3/21	21,000	21,203,448

		30,813,370

Communications Equipment—0.4%
Blue Coat Systems, Inc.,
4.00%, 5/31/19	2,963	2,923,624

Diversified Telecommunication Services—0.7%
Level 3 Financing, Inc., Term B,
4.00%, 1/15/20	5,000	5,004,165

Financial Services—2.0%
Delos Finance Sarl, Term B,
3.50%, 3/6/21	15,000	15,009,375

Food & Beverage—1.0%
Stater Bros. Markets, Term B,
4.75%, 5/12/21	7,980	7,999,950

Food & Staples Retailing—1.3%
Sprouts Farmers Markets Holdings LLC,
4.00%, 4/23/20	10,030	10,046,564

Health Care Providers & Services—0.5%
Community Health Systems, Inc., Term B,
3.25%, 1/25/17	2,978	2,977,268
DaVita HealthCare Partners, Inc., Term B,
3.50%, 6/24/21	998	993,670

		3,970,938

Real Estate Investment Trust—1.2%
Capital Automotive L.P.,
4.00%, 4/10/19, Term B	2,558	2,558,104
6.00%, 4/29/20	6,187	6,264,439

		8,822,543

Specialty Retail—0.8%
J Crew Group, Inc., Term B, 4.00%, 3/5/21	6,485	6,181,319

Total Senior Loans (cost—$91,151,780)		90,771,848

Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $13,085,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $13,347,225 including accrued interest
(cost—$13,085,000)	13,085	13,085,000

Total Investments (cost—$759,332,347)—98.5%		751,019,408

Other assets less liabilities—1.5%		11,660,683

Net Assets—100.0%		$762,680,091

124	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $296,864,472, representing 38.9% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on November 30, 2014.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

AllianzGI Structured Return Fund

	Shares	Value
Exchange-Traded Funds—91.3%
SPDR S&P 500 (a) (cost—$21,017,680)	104,000	$21,548,800

	Principal Amount (000s)
Repurchase Agreements—15.1%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $3,555,000; collateralized by U.S. Treasury Notes, 2.00%, due 2/28/21, valued at $3,627,213 including accrued interest
(cost—$3,555,000)	$3,555	3,555,000

	Contracts
Options Purchased (b)(c)—1.0%
Call Options—0.8%
S&P 500 Index,
strike price $2,125.00, expires 12/5/14	11	468
strike price $2,150.00, expires 12/5/14	6	105
strike price $2,200.00, expires 12/5/14	5	63
strike price $1,990.00, expires 12/12/14	8	63,680
strike price $2,005.00, expires 12/12/14	8	52,560
strike price $2,085.00, expires 12/12/14	20	15,100
strike price $2,175.00, expires 12/12/14	26	845
strike price $2,200.00, expires 12/12/14	26	585
strike price $2,250.00, expires 12/12/14	10	150
strike price $2,060.00, expires 12/20/14	10	25,500
strike price $2,070.00, expires 12/20/14	7	13,615
strike price $2,100.00, expires 12/20/14	1	695
strike price $2,220.00, expires 12/20/14	10	325
strike price $2,250.00, expires 12/20/14	49	1,102
strike price $2,250.00, expires 12/26/14	20	650
strike price $2,110.00, expires 12/31/14	10	7,850
strike price $2,250.00, expires 12/31/14	10	425
strike price $2,300.00, expires 12/31/14	10	225
strike price $2,350.00, expires 12/31/14	12	240
strike price $2,350.00, expires 1/9/15	6	135

		184,318

Put Options—0.2%
S&P 500 Index,
strike price $1,100.00, expires 12/5/14	10	225
strike price $1,200.00, expires 12/5/14	12	180
strike price $1,250.00, expires 12/5/14	15	150

	Contracts	Value
strike price $1,300.00, expires 12/5/14	7	$78
strike price $1,400.00, expires 12/5/14	13	98
strike price $1,650.00, expires 12/5/14	175	1,312
strike price $1,700.00, expires 12/5/14	48	600
strike price $1,750.00, expires 12/5/14	18	380
strike price $1,940.00, expires 12/5/14	7	577
strike price $1,150.00, expires 12/12/14	12	120
strike price $1,200.00, expires 12/12/14	19	190
strike price $1,250.00, expires 12/12/14	15	225
strike price $1,300.00, expires 12/12/14	15	262
strike price $1,400.00, expires 12/12/14	13	98
strike price $1,930.00, expires 12/12/14	15	2,437
strike price $1,990.00, expires 12/12/14	7	2,415
strike price $1,250.00, expires 12/20/14	15	112
strike price $1,300.00, expires 12/20/14	62	465
strike price $1,375.00, expires 12/20/14	26	195
strike price $1,960.00, expires 12/20/14	12	4,740
strike price $1,990.00, expires 12/20/14	7	4,165
strike price $1,100.00, expires 12/26/14	12	180
strike price $1,200.00, expires 12/26/14	30	675
strike price $1,250.00, expires 12/26/14	13	98
strike price $1,300.00, expires 12/26/14	15	112
strike price $1,375.00, expires 12/26/14	26	325
strike price $1,950.00, expires 12/26/14	13	6,045
strike price $1,150.00, expires 12/31/14	15	113
strike price $1,200.00, expires 12/31/14	15	113
strike price $1,250.00, expires 12/31/14	12	90
strike price $1,300.00, expires 12/31/14	15	300
strike price $1,375.00, expires 12/31/14	26	455
strike price $1,600.00, expires 12/31/14	12	570
strike price $1,880.00, expires 12/31/14	6	1,890
strike price $2,010.00, expires 12/31/14	15	18,675
strike price $2,030.00, expires 12/31/14	5	7,941
strike price $1,200.00, expires 1/2/15	60	600
strike price $1,250.00, expires 1/2/15	18	450
strike price $1,250.00, expires 1/9/15	30	825

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	125

Schedule of Investments

November 30, 2014

	Contracts	Value
strike price $1,275.00, expires 1/9/15	20	$350
strike price $1,250.00, expires 1/17/15	13	227

		59,058

Total Options Purchased (cost—$268,761)		243,376

Total Investments, before options written (cost—$24,841,441)— 107.4%		25,347,176

Options Written (b)(c)—(6.8)%
Call Options—(6.1)%
S&P 500 Index,
strike price $1,875.00, expires 12/5/14	11	(211,530)
strike price $1,940.00, expires 12/5/14	6	(76,680)
strike price $1,935.00, expires 12/12/14	18	(239,220)
strike price $1,970.00, expires 12/12/14	9	(88,920)
strike price $2,040.00, expires 12/12/14	16	(56,320)
strike price $2,050.00, expires 12/12/14	6	(16,500)
strike price $2,080.00, expires 12/12/14	20	(18,900)
strike price $1,960.00, expires 12/20/14	12	(132,240)
strike price $1,965.00, expires 12/20/14	10	(105,500)
strike price $2,090.00, expires 12/20/14	20	(20,100)
strike price $2,140.00, expires 12/20/14	30	(4,575)
strike price $1,925.00, expires 12/26/14	7	(101,010)
strike price $1,950.00, expires 12/26/14	13	(156,520)
strike price $1,925.00, expires 12/31/14	6	(87,180)
strike price $1,990.00, expires 12/31/14	6	(51,180)
strike price $2,125.00, expires 12/31/14	10	(4,750)
strike price $2,150.00, expires 12/31/14	20	(4,350)
strike price $1,980.00, expires 1/9/15	6	(58,200)

		(1,433,675)

Put Options—(0.7)%
S&P 500 Index,
strike price $1,760.00, expires 12/5/14	12	(210)
strike price $1,840.00, expires 12/5/14	10	(275)
strike price $1,890.00, expires 12/5/14	14	(665)
strike price $1,900.00, expires 12/5/14	8	(420)
strike price $1,750.00, expires 12/12/14	12	(390)
strike price $1,770.00, expires 12/12/14	12	(510)
strike price $1,800.00, expires 12/12/14	10	(525)
strike price $1,815.00, expires 12/12/14	10	(575)
strike price $1,875.00, expires 12/12/14	14	(1,365)

	Contracts	Value
strike price $1,880.00, expires 12/12/14	16	$(1,640)
strike price $1,890.00, expires 12/12/14	8	(900)
strike price $1,945.00, expires 12/12/14	14	(2,625)
strike price $1,775.00, expires 12/20/14	10	(825)
strike price $1,800.00, expires 12/20/14	15	(1,462)
strike price $1,825.00, expires 12/20/14	10	(1,175)
strike price $1,860.00, expires 12/20/14	8	(1,220)
strike price $1,870.00, expires 12/20/14	8	(1,300)
strike price $1,875.00, expires 12/20/14	10	(1,675)
strike price $1,910.00, expires 12/20/14	24	(5,580)
strike price $1,940.00, expires 12/20/14	14	(4,410)
strike price $1,720.00, expires 12/26/14	12	(930)
strike price $1,810.00, expires 12/26/14	10	(1,425)
strike price $1,815.00, expires 12/26/14	8	(1,180)
strike price $1,850.00, expires 12/26/14	18	(3,375)
strike price $1,865.00, expires 12/26/14	15	(3,188)
strike price $1,875.00, expires 12/26/14	10	(2,275)
strike price $1,890.00, expires 12/26/14	26	(6,695)
strike price $1,925.00, expires 12/26/14	7	(2,485)
strike price $1,690.00, expires 12/31/14	8	(660)
strike price $1,790.00, expires 12/31/14	10	(1,625)
strike price $1,800.00, expires 12/31/14	12	(2,070)
strike price $1,815.00, expires 12/31/14	8	(1,540)
strike price $1,825.00, expires 12/31/14	10	(2,075)
strike price $1,840.00, expires 12/31/14	8	(1,820)
strike price $1,850.00, expires 12/31/14	15	(3,713)
strike price $1,885.00, expires 12/31/14	10	(3,250)
strike price $1,925.00, expires 12/31/14	6	(2,790)
strike price $1,950.00, expires 12/31/14	36	(21,420)
strike price $1,960.00, expires 12/31/14	6	(4,050)
strike price $1,975.00, expires 12/31/14	10	(7,950)
strike price $1,865.00, expires 1/2/15	10	(3,050)
strike price $1,870.00, expires 1/2/15	10	(3,150)
strike price $1,875.00, expires 1/2/15	10	(3,250)
strike price $1,880.00, expires 1/2/15	10	(3,350)
strike price $1,910.00, expires 1/2/15	12	(5,220)
strike price $1,855.00, expires 1/9/15	10	(3,850)

	Contracts	Value
strike price $1,860.00, expires 1/9/15	8	$(3,160)
strike price $1,910.00, expires 1/9/15	15	(9,075)
strike price $1,925.00, expires 1/9/15	12	(8,340)
strike price $1,910.00, expires 1/17/15	22	(17,050)
strike price $1,920.00, expires 1/17/15	15	(12,675)

		(174,433)

Total Options Written (premiums received—$1,537,991)		(1,608,108)

Total Investments, net of options written (cost—$23,303,450)— 100.6%		23,739,068

Other liabilities in excess of other assets—(0.6)%		(136,504)

Net Assets—100.0%		$23,602,564

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

126	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

AllianzGI Ultra Micro Cap Fund

	Shares	Value
Common Stock—98.5%
Aerospace & Defense—2.3%
Astronics Corp. (a)	32,699	$1,602,905
Sparton Corp. (a)	39,140	973,803

		2,576,708

Air Freight & Logistics—1.6%
Park-Ohio Holdings Corp.	32,151	1,805,922

Auto Components—3.4%
Motorcar Parts of America, Inc. (a)	68,656	2,317,140
Strattec Security Corp.	14,714	1,526,725

		3,843,865

Banks—1.8%
Park Sterling Corp.	121,891	870,302
Southwest Bancorp, Inc.	68,688	1,160,827

		2,031,129

Biotechnology—2.7%
Ardelyx, Inc. (a)	22,600	605,002
BioSpecifics Technologies Corp. (a)	12,100	458,832
Repligen Corp. (a)	85,363	1,952,252

		3,016,086

Building Products—1.6%
Norcraft Cos., Inc. (a)	6,050	109,323
Patrick Industries, Inc. (a)	39,449	1,759,031

		1,868,354

Commercial Services & Supplies—0.9%
Ceco Environmental Corp.	73,282	1,037,673

Communications Equipment—2.9%
Bel Fuse, Inc., Class B	47,385	1,254,755
CalAmp Corp. (a)	54,536	1,019,278
ShoreTel, Inc. (a)	140,902	1,053,947

		3,327,980

Construction Materials—0.9%
U.S. Concrete, Inc. (a)	35,400	998,988

Diversified Consumer Services—2.0%
Carriage Services, Inc.	74,027	1,422,059
Liberty Tax, Inc. (a)	21,781	829,965

		2,252,024

Diversified Telecommunication Services—2.0%
8x8, Inc. (a)	102,926	800,764
inContact, Inc. (a)	180,942	1,494,581

		2,295,345

Electrical Equipment—0.3%
Magnetek, Inc. (a)	9,600	401,184

Electronic Equipment, Instruments & Components—2.0%
CUI Global, Inc. (a)	125,103	927,013
Planar Systems, Inc. (a)	186,600	1,393,902

		2,320,915

Energy Equipment & Services—0.6%
RigNet, Inc. (a)	16,087	658,763

Food Products—2.6%
Inventure Foods, Inc. (a)	96,439	1,331,822
John B Sanfilippo & Son, Inc. (a)	37,584	1,571,763

		2,903,585

Health Care Equipment & Supplies—10.5%
Anika Therapeutics, Inc. (a)	47,163	1,928,495
AtriCure, Inc. (a)	53,189	996,230

	Shares	Value
Cardiovascular Systems, Inc. (a)	51,028	$1,564,519
Cynosure, Inc., Class A (a)	36,584	1,008,621
Inogen, Inc. (a)	46,100	1,119,769
Rockwell Medical, Inc. (a)	83,298	745,517
RTI Surgical, Inc. (a)	100,000	490,000
Staar Surgical Co. (a)	75,171	692,325
SurModics, Inc. (a)	41,529	872,524
Trinity Biotech PLC ADR	63,799	1,094,791
Vascular Solutions, Inc. (a)	53,714	1,381,524

		11,894,315

Health Care Providers & Services—4.7%
BioTelemetry, Inc. (a)	108,399	1,069,898
Capital Senior Living Corp. (a)	43,900	1,117,255
Cross Country Healthcare, Inc. (a)	107,300	1,144,891
Providence Service Corp. (a)	28,812	1,127,414
RadNet, Inc. (a)	100,200	843,684

		5,303,142

Health Care Technology—1.0%
Icad, Inc. (a)	110,654	1,109,860

Household Durables—0.8%
LGI Homes, Inc. (a)	54,567	871,981

Household Products—0.8%
Orchids Paper Products Co.	33,666	914,368

Insurance—3.1%
Federated National Holding Co.	62,300	1,573,698
HCI Group, Inc.	28,367	1,146,878
United Insurance Holdings Corp.	42,874	803,887

		3,524,463

Internet Software & Services—4.8%
Autobytel, Inc. (a)	95,611	1,016,345
GTT Communications, Inc. (a)	87,341	1,234,128
Internap Network Services Corp. (a)	116,460	923,528
Points International Ltd. (a)	69,842	927,502
TechTarget, Inc. (a)	128,915	1,304,620

		5,406,123

IT Services—1.3%
Hackett Group, Inc.	50,833	451,905
Information Services Group, Inc. (a)	246,179	974,869

		1,426,774

Leisure Equipment & Products—2.3%
Nautilus, Inc. (a)	157,119	2,015,836
Summer Infant, Inc. (a)	227,482	634,675

		2,650,511

Life Sciences Tools & Services—3.1%
Albany Molecular Research, Inc. (a)	97,815	1,591,450
Enzo Biochem, Inc. (a)	244,878	1,111,746
NeoGenomics, Inc. (a)	196,800	834,432

		3,537,628

Machinery—4.8%
Accuride Corp. (a)	208,603	976,262
ARC Group Worldwide, Inc. (a)	46,100	550,895
Commercial Vehicle Group, Inc. (a)	97,976	641,743
Manitex International, Inc. (a)	85,000	935,850
NN, Inc.	51,086	1,081,491
Xerium Technologies, Inc. (a)	84,896	1,207,221

		5,393,462

Media—2.5%
Carmike Cinemas, Inc. (a)	48,211	1,428,974

	Shares	Value
Entravision Communications Corp., Class A	215,795	$1,394,036

		2,823,010

Oil, Gas & Consumable Fuels—2.2%
Abraxas Petroleum Corp. (a)	154,926	515,129
Emerald Oil, Inc. (a)	54,151	103,970
Gastar Exploration, Inc. (a)	169,228	499,222
PetroQuest Energy, Inc. (a)	159,015	591,536
Ring Energy, Inc. (a)	44,351	423,995
StealthGas, Inc. (a)	20,837	151,277
Vertex Energy, Inc. (a)	43,839	160,451

		2,445,580

Personal Products—2.1%
IGI Laboratories, Inc. (a)	228,299	2,390,290

Pharmaceuticals—4.1%
ANI Pharmaceuticals, Inc. (a)	12,800	692,608
Cempra, Inc. (a)	39,197	564,045
Horizon Pharma PLC (a)	108,631	1,388,304
Pernix Therapeutics Holdings, Inc. (a)	135,616	1,406,338
Supernus Pharmaceuticals, Inc. (a)	61,130	541,612

		4,592,907

Professional Services—2.6%
Barrett Business Services, Inc.	23,258	507,489
CTPartners Executive Search, Inc. (a)	48,800	1,034,560
GP Strategies Corp. (a)	46,505	1,410,032

		2,952,081

Road & Rail—5.2%
Celadon Group, Inc.	36,802	811,116
Covenant Transportation Group, Inc., Class A (a)	50,429	1,325,274
PAM Transportation Services, Inc. (a)	26,940	1,224,154
Quality Distribution, Inc. (a)	69,688	841,134
Saia, Inc. (a)	30,634	1,699,268

		5,900,946

Semiconductors & Semiconductor Equipment—6.4%
Amtech Systems, Inc. (a)	102,438	908,625
Cascade Microtech, Inc. (a)	72,331	1,001,784
FormFactor, Inc. (a)	144,869	1,164,747
MaxLinear, Inc., Class A (a)	131,918	963,001
PDF Solutions, Inc. (a)	64,623	856,255
Pixelworks, Inc. (a)	151,811	731,729
Tower Semiconductor Ltd. (a)	130,864	1,682,911

		7,309,052

Software—4.1%
Attunity Ltd. (a)	94,589	897,650
ePlus, Inc. (a)	17,797	1,225,145
Mavenir Systems, Inc. (a)	59,209	749,586
Park City Group, Inc. (a)	107,912	988,474
Telenav, Inc. (a)	110,700	767,151

		4,628,006

Specialty Retail—0.9%
Kirkland’s, Inc. (a)	48,964	1,063,498

Technology Hardware, Storage & Peripherals—0.8%
Quantum Corp. (a)	555,300	877,374

Thrifts & Mortgage Finance—1.8%
Tree.com, Inc. (a)	45,637	2,065,531

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	127

Schedule of Investments

November 30, 2014

	Shares	Value
Trading Companies & Distributors—1.0%
Aceto Corp.	56,423	$1,184,883

Total Common Stock (cost—$85,995,368)		111,604,306

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $2,157,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $2,203,988 including accrued interest
(cost—$2,157,000)	$2,157	2,157,000

Total Investments (cost—$88,152,368)—100.4%		113,761,306

Liabilities in excess of other assets—(0.4)%		(483,501)

Net Assets—100.0%		$113,277,805

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Common Stock—92.2%
Aerospace & Defense—2.5%
Boeing Co. (a)	524	$70,405
General Dynamics Corp. (a)	249	36,195
Honeywell International, Inc. (a)	611	60,532
L-3 Communications Holdings, Inc. (a)	67	8,348
Lockheed Martin Corp. (a)	210	40,227
Northrop Grumman Corp. (a)	163	22,971
Precision Castparts Corp. (a)	113	26,883
Raytheon Co. (a)	243	25,928
Rockwell Collins, Inc. (a)	105	8,981
Textron, Inc. (a)	218	9,444
United Technologies Corp. (a)	664	73,093

		383,007

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc. (a)	115	8,480
Expeditors International of Washington, Inc. (a)	153	7,164
FedEx Corp. (a)	208	37,061
United Parcel Service, Inc., Class B (a)	550	60,456

		113,161

Airlines—0.3%
Delta Air Lines, Inc. (a)	659	30,756
Southwest Airlines Co. (a)	536	22,415

		53,171

Auto Components—0.4%
BorgWarner, Inc. (a)	178	10,068
Delphi Automotive PLC (a)	233	16,997
Goodyear Tire & Rubber Co. (a)	215	5,893
Johnson Controls, Inc. (a)	519	25,950

		58,908

Automobiles—0.6%
Ford Motor Co. (a)	3,028	47,630
General Motors Co. (a)	1,052	35,168
Harley-Davidson, Inc. (a)	170	11,846

		94,644

Banks—5.4%
Bank of America Corp. (a)	8,214	139,967
BB&T Corp. (a)	561	21,088
Citigroup, Inc. (a)	2,365	127,639
Comerica, Inc. (a)	142	6,619
Fifth Third Bancorp (a)	652	13,118
Huntington Bancshares, Inc. (a)	640	6,470
JPMorgan Chase & Co. (a)	2,937	176,690
KeyCorp (a)	685	9,248
M&T Bank Corp. (a)	103	12,980
PNC Financial Services Group, Inc. (a)	421	36,825
Regions Financial Corp. (a)	1,075	10,825
SunTrust Banks, Inc. (a)	415	16,305
U.S. Bancorp (a)	1,406	62,145
Wells Fargo & Co. (a)	3,706	201,903
Zions Bancorporation (a)	158	4,433

		846,255

Beverages—2.1%
Brown-Forman Corp., Class B (a)	124	12,034
Coca-Cola Co. (a)	3,079	138,032
Coca-Cola Enterprises, Inc. (a)	177	7,777
Constellation Brands, Inc., Class A (a)(b)	131	12,628
Dr. Pepper Snapple Group, Inc. (a)	153	11,322
Molson Coors Brewing Co., Class B (a)	124	9,591
Monster Beverage Corp. (a)(b)	112	12,561
PepsiCo, Inc. (a)	1,176	117,718

		321,663

	Shares	Value
Biotechnology—2.7%
Alexion Pharmaceuticals, Inc. (a)(b)	154	$30,014
Amgen, Inc. (a)	593	98,029
Biogen Idec, Inc. (a)(b)	185	56,923
Celgene Corp. (a)(b)	625	71,056
Gilead Sciences, Inc. (a)(b)	1,181	118,478
Regeneron Pharmaceuticals, Inc. (a)(b)	58	24,134
Vertex Pharmaceuticals, Inc. (a)(b)	186	21,926

		420,560

Building Products—0.1%
Allegion PLC (a)	75	4,039
Masco Corp. (a)	278	6,727

		10,766

Capital Markets—2.1%
Affiliated Managers Group, Inc. (a)(b)	43	8,754
Ameriprise Financial, Inc. (a)	147	19,370
Bank of New York Mellon Corp. (a)	884	35,387
BlackRock, Inc. (a)	98	35,190
Charles Schwab Corp. (a)	897	25,403
E*TRADE Financial Corp. (a)(b)	225	5,132
Franklin Resources, Inc. (a)	308	17,513
Goldman Sachs Group, Inc. (a)	321	60,480
Invesco Ltd. (a)	337	13,601
Legg Mason, Inc. (a)	80	4,540
Morgan Stanley (a)	1,195	42,040
Northern Trust Corp. (a)	173	11,717
State Street Corp. (a)	331	25,398
T Rowe Price Group, Inc. (a)	205	17,111

		321,636

Chemicals—2.2%
Air Products & Chemicals, Inc. (a)	150	21,574
Airgas, Inc. (a)	52	6,013
CF Industries Holdings, Inc. (a)	39	10,458
Dow Chemical Co. (a)	876	42,635
Eastman Chemical Co. (a)	117	9,702
Ecolab, Inc. (a)	211	22,988
EI du Pont de Nemours & Co. (a)	715	51,051
FMC Corp. (a)	104	5,657
International Flavors & Fragrances, Inc. (a)	63	6,374
LyondellBasell Industries NV, Class A (a)	331	26,103
Monsanto Co. (a)	378	45,326
Mosaic Co. (a)	249	11,397
PPG Industries, Inc. (a)	108	23,632
Praxair, Inc. (a)	228	29,271
Sherwin-Williams Co. (a)	65	15,916
Sigma-Aldrich Corp. (a)	92	12,567

		340,664

Commercial Services & Supplies—0.4%
ADT Corp. (a)	136	4,752
Cintas Corp. (a)	76	5,559
Pitney Bowes, Inc. (a)	158	3,890
Republic Services, Inc. (a)	198	7,843
Stericycle, Inc. (a)(b)	66	8,509
Tyco International PLC (a)	347	14,886
Waste Management, Inc. (a)	338	16,471

		61,910

Communications Equipment—1.5%
Cisco Systems, Inc. (a)	3,979	109,980
F5 Networks, Inc. (a)(b)	58	7,493
Harris Corp. (a)	82	5,877
Juniper Networks, Inc. (a)	314	6,958
Motorola Solutions, Inc. (a)	173	11,370
QUALCOMM, Inc. (a)	1,308	95,353

		237,031

128	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

	Shares	Value
Construction & Engineering—0.1%
Fluor Corp. (a)	123	$7,625
Jacobs Engineering Group, Inc. (a)(b)	103	4,784
Quanta Services, Inc. (a)(b)	170	5,185

		17,594

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	48	5,762
Vulcan Materials Co. (a)	102	6,742

		12,504

Consumer Finance—0.9%
American Express Co. (a)	704	65,064
Capital One Financial Corp. (a)	438	36,442
Discover Financial Services (a)	361	23,663
Navient Corp. (a)	329	6,896

		132,065

Containers & Packaging—0.2%
Avery Dennison Corp. (a)	74	3,664
Ball Corp. (a)	109	7,311
Bemis Co., Inc. (a)	78	3,115
MeadWestvaco Corp. (a)	131	5,869
Owens-Illinois, Inc. (a)(b)	129	3,308
Sealed Air Corp. (a)	165	6,522

		29,789

Distributors—0.1%
Genuine Parts Co. (a)	120	12,334

Diversified Consumer Services—0.0%
H&R Block, Inc. (a)	214	7,199

Diversified Financial Services—1.9%
Berkshire Hathaway, Inc., Class B (a)(b)	1,423	211,586
CME Group, Inc. (a)	246	20,821
IntercontinentalExchange Group, Inc. (a)	89	20,113
Leucadia National Corp. (a)	247	5,713
McGraw Hill Financial, Inc. (a)	212	19,814
Moody’s Corp. (a)	146	14,747
NASDAQ OMX Group, Inc. (a)	92	4,132

		296,926

Diversified Telecommunication Services—2.2%
AT&T, Inc. (a)	4,046	143,147
CenturyLink, Inc. (a)	445	18,143
Frontier Communications Corp. (a)	783	5,520
Level 3 Communications, Inc. (a)(b)	216	10,800
Verizon Communications, Inc. (a)	3,235	163,659
Windstream Holdings, Inc. (a)	471	4,762

		346,031

Electric Utilities—1.6%
American Electric Power Co., Inc. (a)	381	21,926
Duke Energy Corp. (a)	552	44,657
Edison International (a)	254	16,144
Entergy Corp. (a)	140	11,746
Exelon Corp. (a)	670	24,234
FirstEnergy Corp. (a)	328	12,097
NextEra Energy, Inc. (a)	340	35,493
Northeast Utilities (a)	247	12,508
Pepco Holdings, Inc. (a)	196	5,390
Pinnacle West Capital Corp. (a)	86	5,438
PPL Corp. (a)	518	18,404
Southern Co. (a)	699	33,154
Xcel Energy, Inc. (a)	393	13,338

		254,529

Electrical Equipment—0.5%
AMETEK, Inc. (a)	192	9,784
Eaton Corp. PLC (a)	372	25,233
Emerson Electric Co. (a)	545	34,744

	Shares	Value
Rockwell Automation, Inc. (a)	108	$12,464

		82,225

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A (a)	244	13,086
Corning, Inc. (a)	1,008	21,188
FLIR Systems, Inc. (a)	110	3,490
TE Connectivity Ltd. (a)	319	20,480

		58,244

Energy Equipment & Services—1.3%
Baker Hughes, Inc. (a)	340	19,380
Cameron International Corp. (a)(b)	159	8,153
Diamond Offshore Drilling, Inc. (a)	53	1,557
Ensco PLC, Class A (a)	182	6,152
FMC Technologies, Inc. (a)(b)	183	8,742
Halliburton Co. (a)	663	27,979
Helmerich & Payne, Inc. (a)	84	5,842
Nabors Industries Ltd. (a)	226	2,965
National Oilwell Varco, Inc. (a)	335	22,458
Noble Corp. PLC (a)	198	3,562
Schlumberger Ltd. (a)	1,012	86,981
Transocean Ltd. (a)	266	5,589

		199,360

Food & Staples Retailing—2.2%
Costco Wholesale Corp. (a)	342	48,605
CVS Health Corp. (a)	904	82,589
Kroger Co. (a)	382	22,859
Safeway, Inc. (a)	179	6,236
Sysco Corp. (a)	457	18,399
Wal-Mart Stores, Inc. (a)	1,233	107,937
Walgreen Co. (a)	686	47,067
Whole Foods Market, Inc. (a)	282	13,826

		347,518

Food Products—1.5%
Archer-Daniels-Midland Co. (a)	504	26,551
Campbell Soup Co. (a)	139	6,294
ConAgra Foods, Inc. (a)	330	12,052
General Mills, Inc. (a)	478	25,215
Hershey Co. (a)	116	11,632
Hormel Foods Corp. (a)	105	5,573
JM Smucker Co. (a)	80	8,206
Kellogg Co. (a)	199	13,184
Keurig Green Mountain, Inc. (a)	96	13,645
Kraft Foods Group, Inc. (a)	464	27,919
McCormick & Co., Inc. (a)	101	7,507
Mead Johnson Nutrition Co. (a)	157	16,303
Mondelez International, Inc., Class A (a)	1,316	51,587
Tyson Foods, Inc., Class A (a)	229	9,696

		235,364

Gas Utilities—0.0%
AGL Resources, Inc. (a)	93	4,865

Health Care Equipment & Supplies—2.0%
Abbott Laboratories (a)	1,173	52,210
Baxter International, Inc. (a)	423	30,879
Becton Dickinson and Co. (a)	150	21,049
Boston Scientific Corp. (a)(b)	1,035	13,320
CareFusion Corp. (a)(b)	159	9,408
Covidien PLC (a)	352	35,552
CR Bard, Inc. (a)	59	9,874
DENTSPLY International, Inc. (a)	110	6,048
Edwards Lifesciences Corp. (a)(b)	82	10,634
Intuitive Surgical, Inc. (a)(b)	28	14,498
Medtronic, Inc. (a)	764	56,437
St. Jude Medical, Inc. (a)	222	15,087
Stryker Corp. (a)	233	21,648
Varian Medical Systems, Inc. (a)(b)	81	7,169
Zimmer Holdings, Inc. (a)	131	14,710

		318,523

	Shares	Value
Health Care Providers & Services—2.1%
Aetna, Inc. (a)	277	$24,166
AmerisourceBergen Corp. (a)	167	15,205
Anthem, Inc.	214	27,373
Cardinal Health, Inc. (a)	263	21,616
Cigna Corp. (a)	206	21,195
DaVita HealthCare Partners, Inc. (a)(b)	135	10,332
Express Scripts Holding Co. (a)(b)	582	48,393
Humana, Inc. (a)	120	16,556
Laboratory Corp. of America Holdings (a)(b)	66	6,906
McKesson Corp. (a)	180	37,937
Patterson Cos., Inc. (a)	67	3,228
Quest Diagnostics, Inc. (a)	112	7,315
Tenet Healthcare Corp. (a)(b)	76	3,652
UnitedHealth Group, Inc. (a)	759	74,860
Universal Health Services, Inc., Class B (a)	72	7,533

		326,267

Health Care Technology—0.1%
Cerner Corp. (a)(b)	237	15,263

Hotels, Restaurants & Leisure—1.5%
Carnival Corp. (a)	351	15,500
Chipotle Mexican Grill, Inc. (a)(b)	24	15,927
Darden Restaurants, Inc. (a)	103	5,870
Marriott International, Inc., Class A (a)	171	13,473
McDonald’s Corp. (a)	767	74,253
Starbucks Corp. (a)	587	47,670
Starwood Hotels & Resorts Worldwide, Inc. (a)	149	11,771
Wyndham Worldwide Corp. (a)	98	8,169
Wynn Resorts Ltd. (a)	63	11,253
Yum! Brands, Inc. (a)	344	26,574

		230,460

Household Durables—0.4%
DR Horton, Inc. (a)	258	6,577
Garmin Ltd. (a)	95	5,444
Harman International Industries, Inc. (a)	53	5,752
Leggett & Platt, Inc. (a)	108	4,546
Lennar Corp., Class A (a)	138	6,519
Mohawk Industries, Inc. (a)(b)	48	7,372
Newell Rubbermaid, Inc. (a)	214	7,770
PulteGroup, Inc. (a)	264	5,710
Whirlpool Corp. (a)	60	11,170

		60,860

Household Products—1.8%
Clorox Co. (a)	100	10,162
Colgate-Palmolive Co. (a)	670	46,625
Kimberly-Clark Corp. (a)	292	34,044
Procter & Gamble Co. (a)	2,113	191,079

		281,910

Independent Power Producers & Energy Traders—0.1%
AES Corp. (a)	519	7,199
NRG Energy, Inc. (a)	263	8,221

		15,420

Industrial Conglomerates—2.2%
3M Co. (a)	505	80,845
Danaher Corp. (a)	475	39,691
General Electric Co. (a)	7,830	207,417
Roper Industries, Inc. (a)	78	12,310

		340,263

Insurance—2.6%
ACE Ltd. (a)	262	29,957
Aflac, Inc. (a)	354	21,144
Allstate Corp. (a)	338	23,035

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	129

Schedule of Investments

November 30, 2014

	Shares	Value
American International Group, Inc. (a)	1,114	$61,047
Aon PLC (a)	227	20,995
Assurant, Inc. (a)	55	3,717
Chubb Corp. (a)	188	19,373
Cincinnati Financial Corp. (a)	115	5,859
Genworth Financial, Inc., Class A (a)(b)	388	3,527
Hartford Financial Services Group, Inc. (a)	350	14,455
Lincoln National Corp. (a)	204	11,553
Loews Corp. (a)	238	9,910
Marsh & McLennan Cos., Inc. (a)	425	24,051
MetLife, Inc. (a)	878	48,826
Principal Financial Group, Inc. (a)	213	11,347
Progressive Corp. (a)	421	11,468
Prudential Financial, Inc. (a)	360	30,593
Torchmark Corp. (a)	102	5,483
Travelers Cos., Inc. (a)	265	27,679
Unum Group (a)	199	6,611
XL Group PLC (a)	208	7,388

		398,018

Internet & Catalog Retail—1.1%
Amazon.com, Inc. (a)(b)	295	99,899
Expedia, Inc. (a)	78	6,794
Netflix, Inc. (a)(b)	46	15,943
Priceline Group, Inc. (a)(b)	40	46,408
TripAdvisor, Inc. (a)(b)	86	6,334

		175,378

Internet Software & Services—3.0%
Akamai Technologies, Inc. (a)(b)	139	8,981
eBay, Inc. (a)(b)	882	48,404
Facebook, Inc., Class A (a)(b)	1,622	126,029
Google, Inc., Class A (a)(b)	221	121,347
Google, Inc., Class C (a)(b)	221	119,744
VeriSign, Inc. (a)(b)	88	5,289
Yahoo!, Inc. (a)(b)	723	37,408

		467,202

IT Services—3.0%
Accenture PLC, Class A (a)	493	42,561
Alliance Data Systems Corp. (a)(b)	43	12,293
Automatic Data Processing, Inc. (a)	376	32,201
Cognizant Technology Solutions Corp., Class A (a)(b)	475	25,645
Computer Sciences Corp. (a)	113	7,162
Fidelity National Information Services, Inc. (a)	223	13,645
Fiserv, Inc. (a)(b)	194	13,869
International Business Machines Corp. (a)	724	117,411
Mastercard, Inc., Class A (a)	768	67,039
Paychex, Inc. (a)	254	12,042
Teradata Corp. (a)(b)	122	5,507
Total System Services, Inc. (a)	129	4,256
Visa, Inc., Class A (a)	385	99,403
Western Union Co. (a)	414	7,692
Xerox Corp. (a)	846	11,810

		472,536

Leisure Equipment & Products—0.1%
Hasbro, Inc. (a)	90	5,328
Mattel, Inc. (a)	264	8,329

		13,657

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc. (a)	260	11,113
PerkinElmer, Inc. (a)	88	4,001
Thermo Fisher Scientific, Inc. (a)	311	40,209
Waters Corp. (a)(b)	66	7,649

		62,972

Machinery—1.5%
Caterpillar, Inc. (a)	489	49,193

	Shares	Value
Cummins, Inc. (a)	133	$19,367
Deere & Co. (a)	280	24,254
Dover Corp. (a)	130	10,009
Flowserve Corp. (a)	107	6,299
Illinois Tool Works, Inc. (a)	285	27,055
Ingersoll-Rand PLC (a)	208	13,116
Joy Global, Inc. (a)	77	3,776
PACCAR, Inc. (a)	277	18,565
Pall Corp. (a)	84	8,073
Parker Hannifin Corp. (a)	116	14,968
Pentair PLC (a)	151	9,771
Snap-on, Inc. (a)	45	6,090
Stanley Black & Decker, Inc. (a)	121	11,427
Xylem, Inc. (a)	143	5,483

		227,446

Media—3.3%
Cablevision Systems Corp., Class A (a)	169	3,434
CBS Corp., Class B (a)	379	20,800
Comcast Corp., Class A (a)	2,022	115,335
DIRECTV (a)(b)	391	34,295
Discovery Communications, Inc. (a)(b)	213	7,244
Discovery Communications, Inc., Class A (a)(b)	116	4,048
Gannett Co., Inc. (a)	176	5,729
Interpublic Group of Cos., Inc. (a)	329	6,675
News Corp., Class A (a)(b)	389	6,037
Omnicom Group, Inc. (a)	196	15,145
Scripps Networks Interactive, Inc., Class A (a)	81	6,332
Time Warner Cable, Inc. (a)	217	32,394
Time Warner, Inc. (a)	668	56,860
Twenty-First Century Fox, Inc. (a)	1,473	54,206
Viacom, Inc., Class B (a)	298	22,538
Walt Disney Co. (a)	1,234	114,157

		505,229

Metals & Mining—0.4%
Alcoa, Inc. (a)	918	15,872
Allegheny Technologies, Inc. (a)	84	2,830
Freeport-McMoRan, Inc. (a)	812	21,802
Newmont Mining Corp. (a)	390	7,176
Nucor Corp. (a)	249	13,354

		61,034

Multi-line Retail—0.7%
Dollar General Corp. (a)(b)	237	15,817
Dollar Tree, Inc. (a)(b)	161	11,006
Family Dollar Stores, Inc. (a)	74	5,850
Kohl’s Corp. (a)	159	9,480
Macy’s, Inc. (a)	276	17,915
Nordstrom, Inc. (a)	111	8,476
Target Corp. (a)	495	36,630

		105,174

Multi-Utilities—1.1%
Ameren Corp. (a)	189	8,148
CenterPoint Energy, Inc. (a)	336	8,044
CMS Energy Corp. (a)	214	7,083
Consolidated Edison, Inc. (a)	228	14,398
Dominion Resources, Inc. (a)	454	32,938
DTE Energy Co. (a)	138	11,242
Integrys Energy Group, Inc. (a)	62	4,516
NiSource, Inc. (a)	246	10,293
PG&E Corp. (a)	367	18,534
Public Service Enterprise Group, Inc. (a)	395	16,503
SCANA Corp. (a)	110	6,273
Sempra Energy (a)	180	20,111
TECO Energy, Inc. (a)	182	3,609
Wisconsin Energy Corp. (a)	176	8,694

		170,386

	Shares	Value
Oil, Gas & Consumable Fuels—6.3%
Anadarko Petroleum Corp. (a)	395	$31,264
Apache Corp. (a)	299	19,163
Cabot Oil & Gas Corp. (a)	326	10,771
Chesapeake Energy Corp. (a)	405	8,205
Chevron Corp. (a)	1,482	161,345
Cimarex Energy Co. (a)	67	7,032
ConocoPhillips (a)	959	63,361
CONSOL Energy, Inc. (a)	179	7,004
Denbury Resources, Inc. (a)	275	2,271
Devon Energy Corp. (a)	300	17,691
EOG Resources, Inc. (a)	427	37,029
EQT Corp. (a)	118	10,736
Exxon Mobil Corp. (a)	3,330	301,498
Hess Corp. (a)	205	14,951
Kinder Morgan, Inc. (a)	513	21,213
Marathon Oil Corp. (a)	527	15,241
Marathon Petroleum Corp. (a)	222	20,000
Murphy Oil Corp. (a)	131	6,343
Newfield Exploration Co. (a)(b)	106	2,886
Noble Energy, Inc. (a)	281	13,820
Occidental Petroleum Corp. (a)	609	48,580
ONEOK, Inc. (a)	162	8,774
Phillips 66 (a)	437	31,910
Pioneer Natural Resources Co. (a)	111	15,899
QEP Resources, Inc. (a)	130	2,657
Range Resources Corp. (a)	131	8,600
Southwestern Energy Co. (a)(b)	276	8,882
Spectra Energy Corp. (a)	524	19,849
Tesoro Corp. (a)	100	7,662
Valero Energy Corp. (a)	412	20,027
Williams Cos., Inc. (a)	525	27,169

		971,833

Paper & Forest Products—0.1%
International Paper Co. (a)	334	17,976

Personal Products—0.1%
Avon Products, Inc. (a)	339	3,315
Estee Lauder Cos., Inc., Class A (a)	176	13,049

		16,364

Pharmaceuticals—5.9%
AbbVie, Inc. (a)	1,243	86,016
Actavis PLC (a)(b)	207	56,016
Allergan, Inc. (a)	232	49,622
Bristol-Myers Squibb Co. (a)	1,295	76,470
Eli Lilly & Co. (a)	767	52,248
Hospira, Inc. (a)(b)	131	7,813
Johnson & Johnson (a)	2,202	238,366
Mallinckrodt PLC (a)(b)	89	8,208
Merck & Co., Inc. (a)	2,253	136,081
Mylan, Inc. (a)(b)	292	17,114
Perrigo Co. PLC (a)	104	16,660
Pfizer, Inc. (a)	4,948	154,130
Zoetis, Inc. (a)	391	17,568

		916,312

Professional Services—0.2%
Dun & Bradstreet Corp. (a)	28	3,555
Equifax, Inc. (a)	95	7,557
Nielsen NV (a)	237	9,899
Robert Half International, Inc. (a)	107	6,077

		27,088

Real Estate Investment Trust—2.2%
American Tower Corp. (a)	309	32,448
Apartment Investment & Management Co., Class A (a)	114	4,247
AvalonBay Communities, Inc. (a)	102	16,401
Boston Properties, Inc. (a)	119	15,427
Crown Castle International Corp. (a)	261	21,686
Equity Residential (a)	282	19,977
Essex Property Trust, Inc. (a)	49	9,918
General Growth Properties, Inc. (a)	489	13,086

130	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

	Shares	Value
HCP, Inc. (a)	358	$16,038
Health Care REIT, Inc. (a)	252	18,562
Host Hotels & Resorts, Inc. (a)	591	13,735
Iron Mountain, Inc. (a)	147	5,587
Kimco Realty Corp. (a)	320	8,144
Macerich Co. (a)	109	8,620
Plum Creek Timber Co., Inc. (a)	138	5,752
Prologis, Inc. (a)	390	16,489
Public Storage (a)	113	21,202
Simon Property Group, Inc. (a)	243	43,934
Ventas, Inc. (a)	230	16,457
Vornado Realty Trust (a)	136	15,172
Weyerhaeuser Co. (a)	412	14,548

		337,430

Real Estate Management & Development—0.0%
CBRE Group, Inc., Class A (a)(b)	218	7,355

Road & Rail—1.0%
CSX Corp. (a)	780	28,462
Kansas City Southern (a)	86	10,229
Norfolk Southern Corp. (a)	241	26,905
Ryder System, Inc. (a)	41	3,916
Union Pacific Corp. (a)	701	81,856

		151,368

Semiconductors & Semiconductor Equipment—2.3%
Altera Corp. (a)	241	9,066
Analog Devices, Inc. (a)	245	13,387
Applied Materials, Inc. (a)	951	22,872
Avago Technologies Ltd. (a)	196	18,306
Broadcom Corp., Class A (a)	420	18,115
First Solar, Inc. (a)(b)	58	2,830
Intel Corp. (a)	3,860	143,785
KLA-Tencor Corp. (a)	129	8,958
Lam Research Corp. (a)	126	10,413
Linear Technology Corp. (a)	185	8,516
Microchip Technology, Inc. (a)	156	7,043
Micron Technology, Inc. (a)(b)	837	30,090
NVIDIA Corp. (a)	403	8,451
Texas Instruments, Inc. (a)	834	45,386
Xilinx, Inc. (a)	209	9,497

		356,715

Software—3.5%
Adobe Systems, Inc. (a)(b)	368	27,114
Autodesk, Inc. (a)(b)	178	11,036
CA, Inc. (a)	250	7,787
Citrix Systems, Inc. (a)(b)	128	8,488
Electronic Arts, Inc. (a)(b)	245	10,763
Intuit, Inc. (a)	222	20,839
Microsoft Corp. (a)	6,434	307,610
Oracle Corp. (a)	2,539	107,679
Red Hat, Inc. (a)(b)	147	9,136
Salesforce.com, Inc. (a)(b)	449	26,882
Symantec Corp. (a)	539	14,062

		551,396

Specialty Retail—2.1%
AutoNation, Inc. (a)(b)	61	3,626
AutoZone, Inc. (a)(b)	25	14,443
Bed Bath & Beyond, Inc. (a)(b)	145	10,639
Best Buy Co., Inc. (a)	226	8,907
CarMax, Inc. (a)(b)	172	9,801
GameStop Corp., Class A (a)	88	3,327
Gap, Inc. (a)	213	8,435
Home Depot, Inc. (a)	1,051	104,469
L Brands, Inc. (a)	191	15,452
Lowe’s Cos., Inc. (a)	771	49,213
O’Reilly Automotive, Inc. (a)(b)	81	14,802
PetSmart, Inc. (a)	77	6,064
Ross Stores, Inc. (a)	164	15,003
Staples, Inc. (a)	503	7,072
Tiffany & Co. (a)	87	9,389
TJX Cos., Inc. (a)	541	35,793

	Shares	Value
Tractor Supply Co. (a)	108	$8,308
Urban Outfitters, Inc. (a)(b)	79	2,553

		327,296

Technology Hardware, Storage & Peripherals—4.7%
Apple, Inc. (a)	4,673	555,760
EMC Corp. (a)	1,584	48,074
Hewlett-Packard Co. (a)	1,456	56,871
NetApp, Inc. (a)	250	10,638
SanDisk Corp. (a)	175	18,106
Seagate Technology PLC (a)	254	16,792
Western Digital Corp. (a)	171	17,659

		723,900

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc. (a)	214	7,944
Fossil Group, Inc. (a)(b)	37	4,134
Michael Kors Holdings Ltd. (a)(b)	160	12,273
NIKE, Inc., Class B (a)	549	54,510
PVH Corp. (a)	64	8,137
Ralph Lauren Corp. (a)	47	8,690
Under Armour, Inc., Class A (a)(b)	129	9,351
V.F. Corp. (a)	269	20,221

		125,260

Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp, Inc. (a)	376	3,681
People’s United Financial, Inc. (a)	242	3,577

		7,258

Tobacco—1.4%
Altria Group, Inc. (a)	1,549	77,853
Lorillard, Inc. (a)	282	17,805
Philip Morris International, Inc. (a)	1,220	106,055
Reynolds American, Inc. (a)	241	15,884

		217,597

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	213	9,628
United Rentals, Inc. (a)(b)	74	8,385
WW Grainger, Inc. (a)	47	11,547

		29,560

Total Common Stock (cost—$11,917,364)		14,332,629

Exchange-Traded Funds—4.0%
SPDR S&P 500 (cost—$622,830)	3,000	621,600

	Principal Amount (000s)
Repurchase Agreements—6.1%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $956,000; collateralized by U.S. Treasury Notes, 2.00%, due 2/28/21, valued at $979,094 including accrued interest
(cost—$956,000)	$956	956,000

	Contracts
Options Purchased (b)(c)—1.7%
Put Options—1.7%
S&P 500 Index, strike price $1,825.00, expires 12/31/14	13	2,698

	Contracts	Value
strike price $1,825.00, expires 1/30/15	11	$6,765
strike price $1,875.00, expires 3/31/15	12	27,480
strike price $1,875.00, expires 6/30/15	13	58,760
strike price $1,800.00, expires 9/30/15	10	51,000
strike price $1,900.00, expires 12/19/15	13	116,220

Total Options Purchased (cost—$468,099)		262,923

Total Investments, before options written (cost—$13,964,293)—104.0%		16,173,152

Options Written (b)(c)—(0.3)%
Call Options—(0.3)%
S&P 500 Index, strike price $2,120.00, expires 12/31/14 (premiums received—$42,942)	72	(40,680)

Total Investments, net of options written (cost—$13,921,351)—103.7%		16,132,472

Other liabilities in excess of other assets—(3.7)%		(579,566)

Net Assets—100.0%		$15,552,906

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for option written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	131

Schedule of Investments

November 30, 2014

AllianzGI U.S. Small-Cap Growth Fund

	Shares	Value
Common Stock—97.1%
Aerospace & Defense—1.7%
Astronics Corp. (b)	4,800	$235,296
Curtiss-Wright Corp.	5,745	407,320

		642,616

Air Freight & Logistics—1.9%
Forward Air Corp.	5,893	288,521
XPO Logistics, Inc. (b)	11,154	431,437

		719,958

Airlines—1.1%
Spirit Airlines, Inc. (b)	4,894	404,685

Auto Components—2.2%
Gentherm, Inc. (b)	6,147	231,681
Motorcar Parts of America, Inc. (b)	11,381	384,109
Tower International, Inc. (b)	8,897	227,140

		842,930

Banks—5.9%
Bank of the Ozarks, Inc.	8,901	322,216
Cathay General Bancorp	12,162	308,672
PrivateBancorp, Inc.	12,853	404,227
South State Corp.	4,509	279,242
Texas Capital Bancshares, Inc. (b)	4,378	241,359
Umpqua Holdings Corp.	16,371	278,143
Western Alliance Bancorp (b)	15,137	400,071

		2,233,930

Biotechnology—3.7%
Cubist Pharmaceuticals, Inc. (b)	3,381	256,314
Insys Therapeutics, Inc. (b)	6,386	247,330
Keryx Biopharmaceuticals, Inc. (b)	15,545	247,165
Ligand Pharmaceuticals, Inc., Class B (b)	5,067	272,858
NPS Pharmaceuticals, Inc. (b)	7,112	235,976
Puma Biotechnology, Inc. (b)	626	142,115

		1,401,758

Capital Markets—0.7%
HFF, Inc., Class A	7,158	246,808

Chemicals—1.6%
Chemtura Corp. (b)	8,067	187,961
PolyOne Corp.	10,685	398,551

		586,512

Communications Equipment—2.9%
ARRIS Group, Inc. (b)	9,130	271,800
Aruba Networks, Inc. (b)	12,103	226,447
EchoStar Corp., Class A (b)	6,198	333,948
Polycom, Inc. (b)	20,594	271,223

		1,103,418

Construction & Engineering—1.8%
Primoris Services Corp.	12,711	332,393
Tutor Perini Corp. (b)	14,310	361,327

		693,720

Construction Materials—0.5%
Eagle Materials, Inc.	2,353	193,864

Consumer Finance—0.8%
PRA Group, Inc. (b)	5,309	310,683

Distributors—1.4%
Core-Mark Holding Co., Inc.	8,555	514,241

Diversified Telecommunication Services—1.0%
8x8, Inc. (b)	19,025	148,014
Vonage Holdings Corp. (b)	69,270	236,211

		384,225

	Shares	Value
Electronic Equipment, Instruments & Components—1.7%
Control4 Corp. (b)	15,500	$233,740
Methode Electronics, Inc.	4,855	188,131
Newport Corp. (b)	12,602	221,921

		643,792

Food & Staples Retailing—0.8%
United Natural Foods, Inc. (b)	3,943	296,474

Food Products—0.4%
B&G Foods, Inc.	5,172	148,023

Health Care Equipment & Supplies—2.8%
Anika Therapeutics, Inc. (b)	6,559	268,198
Cynosure, Inc., Class A (b)	9,560	263,569
Globus Medical, Inc., Class A (b)	11,952	275,374
LDR Holding Corp. (b)	7,662	250,011

		1,057,152

Health Care Providers & Services—4.9%
Acadia Healthcare Co., Inc. (b)	7,712	478,221
Centene Corp. (b)	3,641	359,622
ExamWorks Group, Inc. (b)	7,861	309,330
MWI Veterinary Supply, Inc. (b)	1,846	301,673
Team Health Holdings, Inc. (b)	6,997	399,949

		1,848,795

Health Care Technology—0.7%
Omnicell, Inc. (b)	7,887	253,961

Hotels, Restaurants & Leisure—5.2%
Cheesecake Factory, Inc.	6,423	311,066
Diamond Resorts International, Inc. (b)	12,416	300,219
La Quinta Holdings, Inc. (b)	14,185	312,354
Marriott Vacations Worldwide Corp.	5,631	413,935
Six Flags Entertainment Corp.	5,484	222,924
Sonic Corp.	13,797	375,140

		1,935,638

Household Durables—0.5%
William Lyon Homes, Class A (b)	8,451	173,922

Insurance—1.5%
Hanover Insurance Group, Inc.	4,367	311,280
Hilltop Holdings, Inc. (b)	11,598	236,367

		547,647

Internet & Catalog Retail—0.9%
Lands’ End, Inc. (b)	7,095	337,580

Internet Software & Services—1.6%
Actua Corp. (b)	15,769	265,865
Constant Contact, Inc. (b)	10,056	328,630

		594,495

IT Services—2.8%
Convergys Corp.	13,832	288,397
MAXIMUS, Inc.	7,546	395,335
WEX, Inc. (b)	3,215	363,552

		1,047,284

Life Sciences Tools & Services—2.2%
Albany Molecular Research, Inc. (b)	17,458	284,042
ICON PLC (b)	5,968	331,463
PAREXEL International Corp. (b)	3,716	217,423

		832,928

Machinery—1.6%
Meritor, Inc. (b)	17,011	239,515
Middleby Corp. (b)	2,250	215,190
Wabash National Corp. (b)	12,390	133,688

		588,393

	Shares	Value
Metals & Mining—2.1%
Century Aluminum Co. (b)	8,200	$226,730
Kaiser Aluminum Corp.	3,947	287,262
Worthington Industries, Inc.	7,770	293,007

		806,999

Multi-line Retail—1.0%
Burlington Stores, Inc. (b)	8,242	368,170

Oil, Gas & Consumable Fuels—3.2%
Abraxas Petroleum Corp. (b)	42,358	140,840
Bonanza Creek Energy, Inc. (b)	4,249	115,658
Carrizo Oil & Gas, Inc. (b)	5,223	206,100
Diamondback Energy, Inc. (b)	3,962	223,457
Matador Resources Co. (b)	12,388	217,905
Sanchez Energy Corp. (b)	10,250	115,722
Synergy Resources Corp. (b)	17,146	168,202

		1,187,884

Paper & Forest Products—1.7%
Boise Cascade Co. (b)	9,544	340,625
KapStone Paper and Packaging Corp. (b)	10,366	309,633

		650,258

Pharmaceuticals—5.5%
ANI Pharmaceuticals, Inc. (b)	4,845	262,163
AVANIR Pharmaceuticals, Inc., Class A (b)	21,747	324,465
Horizon Pharma PLC (b)	16,728	213,784
Nektar Therapeutics (b)	20,841	347,420
Pacira Pharmaceuticals, Inc. (b)	5,223	490,596
Phibro Animal Health Corp., Class A	14,029	428,726

		2,067,154

Professional Services—1.7%
Huron Consulting Group, Inc. (b)	5,293	366,064
TriNet Group, Inc. (b)	9,239	292,507

		658,571

Real Estate Management & Development—0.8%
Kennedy-Wilson Holdings, Inc.	11,050	287,189

Road & Rail—3.9%
ArcBest Corp.	6,542	284,054
Roadrunner Transportation Systems, Inc. (b)	7,098	159,776
Ryder System, Inc.	3,257	311,109
Saia, Inc. (b)	6,763	375,143
Swift Transportation Co. (b)	10,925	317,590

		1,447,672

Semiconductors & Semiconductor Equipment—5.9%
Canadian Solar, Inc. (b)	8,812	214,044
Kulicke & Soffa Industries, Inc. (b)	19,484	272,386
Mellanox Technologies Ltd. (b)	6,535	278,718
RF Micro Devices, Inc. (b)	22,034	321,917
Spansion, Inc., Class A (b)	6,360	148,633
SunEdison, Inc. (b)	11,449	247,871
Synaptics, Inc. (b)	3,055	192,434
Tower Semiconductor Ltd. (b)	26,667	342,938
Xcerra Corp. (b)	26,321	210,831

		2,229,772

Software—8.8%
ACI Worldwide, Inc. (b)	15,894	309,138
Aspen Technology, Inc. (b)	9,522	359,360
Cadence Design Systems, Inc. (b)	17,119	323,036
Guidewire Software, Inc. (b)	6,091	307,413
Mentor Graphics Corp. (a)	17,232	382,723
PTC, Inc. (b)	9,014	352,177
Synchronoss Technologies, Inc. (b)	5,697	244,002

132	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

November 30, 2014

	Shares	Value
Take-Two Interactive Software, Inc. (b)	10,591	$292,947
Ultimate Software Group, Inc. (b)	2,137	314,652
Verint Systems, Inc. (b)	6,666	401,227

		3,286,675

Specialty Retail—0.4%
American Eagle Outfitters, Inc.	11,405	160,810

Technology Hardware, Storage & Peripherals—2.0%
Electronics for Imaging, Inc. (b)	8,337	370,580
Super Micro Computer, Inc. (b)	11,141	370,772

		741,352

Textiles, Apparel & Luxury Goods—0.8%
Deckers Outdoor Corp. (b)	3,121	301,863

Thrifts & Mortgage Finance—0.8%
EverBank Financial Corp.	16,956	319,451

Trading Companies & Distributors—2.6%
Air Lease Corp.	9,240	351,397
Aircastle Ltd.	17,232	356,703
H&E Equipment Services, Inc.	7,547	264,145

		972,245

Transportation Infrastructure—1.1%
Macquarie Infrastructure Co. LLC	5,631	395,859

Total Common Stock (cost—$26,933,267)		36,467,356

	Principal Amount (000s)
Repurchase Agreements—3.6%
State Street Bank and Trust Co., dated 11/28/14, 0.00%, due 12/1/14, proceeds $1,334,000; collateralized by U.S. Treasury Notes, 2.25%, due 3/31/21, valued at $1,361,438 including accrued interest
(cost—$1,334,000)	$1,334	1,334,000

Total Investments (cost—$28,267,267)—100.7%		37,801,356

Liabilities in excess of other assets—(0.7)%		(272,575)

Net Assets—100.0%		$37,528,781

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	133

Statements of Assets and Liabilities

November 30, 2014

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Assets:
Investments, at value	$2,063,016	$4,303,960	$4,370,282	$4,827,528	$3,772,362
Investments in Affiliates, at value	31,990,122	58,017,548	60,514,182	59,111,983	49,563,426
Repurchase agreements, at value	243,000	323,000	235,000	378,000	327,000
Cash	604	612	319	616	40
Dividends receivable from Affiliates	27,890	51,717	52,756	49,819	36,664
Receivable for Fund shares sold	2,951	3,889	2,482	7,137	33,573
Dividends receivable	1,306	2,444	1,710	1,694	—
Receivable from Investment Manager	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—
Total Assets	34,328,889	62,703,170	65,176,731	64,376,777	53,733,065
Liabilities:
Payable for investments purchased	1,306	2,444	1,710	1,694	—
Payable for investments in Affiliates purchased	27,890	51,717	52,756	49,819	36,664
Payable for Fund shares redeemed	11,479	41,286	—	1,293	—
Administration fees payable	4,195	11,001	6,165	9,965	7,688
Servicing fees payable	2,401	7,014	5,978	5,396	3,712
Distribution fees payable	1,475	2,182	2,587	2,735	2,502
Investment Advisory fees payable	829	663	—	415	455
Accrued expenses	—	—	—	—	—
Total Liabilities	49,575	116,307	69,196	71,317	51,021
Net Assets	$34,279,314	$62,586,863	$65,107,535	$64,305,460	$53,682,044
Net Assets Consist of:
Paid-in-capital	$32,330,727	$60,103,528	$62,679,716	$60,125,156	$50,387,215
Undistributed net investment income	627,193	1,061,834	1,154,172	1,202,112	928,003
Accumulated net realized gain (loss)	194,112	(61,440)	(382,106)	465,070	378,754
Net unrealized appreciation	1,127,282	1,482,941	1,655,753	2,513,122	1,988,072
Net Assets	$34,279,314	$62,586,863	$65,107,535	$64,305,460	$53,682,044
Cost of Investments	$1,949,360	$4,193,320	$4,219,505	$4,609,874	$3,616,573
Cost of Investments in Affiliates	$30,976,496	$56,645,247	$59,009,206	$56,816,515	$47,731,143
Cost of Repurchase Agreements	$243,000	$323,000	$235,000	$378,000	$327,000

134	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$3,266,236	$1,980,612	$1,628,610	$591,332	$1,731,265	$16,002,576	$514,007
40,073,191	24,437,989	19,637,410	7,224,694	27,448,559	192,972,909	5,673,516
237,000	166,000	245,000	—	207,000	510,000	—
325	110	967	69,970	667	658	29,464
24,662	12,053	6,296	1,749	24,790	190,555	1,537
3,757	4,753	1,979	685	512	2,082	945
—	—	—	—	1,156	16,543	—
—	—	—	—	—	2,164	15,406
—	—	—	—	—	12,342	3,480
43,605,171	26,601,517	21,520,262	7,888,430	29,413,949	209,709,829	6,238,355

—	—	—	—	1,156	16,543	—
24,662	12,053	6,296	1,749	24,790	190,555	1,537
29,241	23,265	23,872	—	401	291,231	33,948
2,892	1,396	406	568	1,995	—	—
3,536	1,937	1,099	202	2,086	25,302	518
1,623	512	661	182	2,928	37,044	1,035
—	—	—	—	—	—	—
—	—	—	—	—	164,714	61,683
61,954	39,163	32,334	2,701	33,356	725,389	98,721
$43,543,217	$26,562,354	$21,487,928	$7,885,729	$29,380,593	$208,984,440	$6,139,634

$39,416,787	$24,337,026	$18,897,027	$6,956,911	$27,363,515	$183,552,174	$4,785,288
768,584	432,237	353,260	130,574	198,304	1,481,521	81,738
883,638	359,663	493,668	201,046	567,258	884,029	528,356
2,474,208	1,433,428	1,743,973	597,198	1,251,516	23,066,716	744,252
$43,543,217	$26,562,354	$21,487,928	$7,885,729	$29,380,593	$208,984,440	$6,139,634
$3,124,168	$1,906,030	$1,542,247	$559,688	$1,578,076	$15,208,051	$539,989
$37,741,051	$23,079,143	$17,979,800	$6,659,140	$26,350,232	$170,700,718	$4,903,282
$237,000	$166,000	$245,000	$—	$207,000	$510,000	$—

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	135

Statements of Assets and Liabilities (cont’d)

November 30, 2014

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Net Assets:
Class A	$12,397,916	$34,623,695	$31,358,191	$25,486,886	$20,351,187
Class B	—	—	—	—	—
Class C	1,096,322	468,296	—	679,728	—
Class D	91,857	274,420	—	639,468	—
Class R	206,037	1,007,731	1,003,625	1,419,538	1,088,729
Class P	3,719,794	12,664,496	13,865,775	17,741,253	14,104,757
Institutional Class	—	—	—	—	—
Class R6	13,577,195	5,573,726	6,745,373	8,752,162	6,587,324
Administrative Class	3,190,193	7,974,499	12,134,571	9,586,425	11,550,047
Shares Issued and Outstanding:
Class A	621,560	1,755,758	1,813,110	1,210,991	1,100,371
Class B	—	—	—	—	—
Class C	55,712	23,890	—	32,629	—
Class D	4,576	13,859	—	30,225	—
Class R	10,277	51,155	58,331	67,369	59,060
Class P	184,406	633,960	795,467	830,227	756,255
Institutional Class	—	—	—	—	—
Class R6	672,049	278,526	386,548	408,543	352,594
Administrative Class	158,745	401,946	698,619	450,585	621,779
Net Asset Value and Redemption Price Per Share:*
Class A	$19.95	$19.72	$17.30	$21.05	$18.49
Class B	—	—	—	—	—
Class C	19.68	19.60	—	20.83	—
Class D	20.07	19.80	—	21.16	—
Class R	20.05	19.70	17.21	21.07	18.43
Class P	20.17	19.98	17.43	21.37	18.65
Institutional Class	—	—	—	—	—
Class R6	20.20	20.01	17.45	21.42	18.68
Administrative Class	20.10	19.84	17.37	21.28	18.58

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

136	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$16,631,555	$10,079,934	$4,772,597	$1,089,390	$6,324,218	$65,498,705	$1,041,495
—	—	—	—	—	1,823,031	—
268,626	—	137,788	—	3,983,953	62,275,480	1,345,576
217,488	—	287,775	—	1,011,673	2,241,386	137,207
1,342,770	449,551	583,965	143,693	215,316	17,439	145,383
11,733,879	8,793,106	5,233,574	1,361,977	6,348,708	2,138,601	42,889
—	—	—	—	—	74,956,781	3,401,332
8,070,512	5,476,952	9,227,104	4,933,663	9,496,156	—	—
5,278,387	1,762,811	1,245,125	357,006	2,000,569	33,017	25,752

759,134	527,988	218,228	58,253	326,764	5,375,615	47,500
—	—	—	—	—	146,581	—
12,389	—	6,374	—	208,130	5,050,345	62,531
9,916	—	13,132	—	52,008	184,766	6,298
61,594	23,644	26,781	7,713	10,791	1,438	6,673
529,786	457,063	236,392	72,258	323,756	175,508	1,955
—	—	—	—	—	6,212,690	154,622
363,639	284,106	415,686	261,101	493,807	—	—
239,717	92,061	56,530	19,031	102,258	2,647	1,176

$21.91	$19.09	$21.87	$18.70	$19.35	$12.18	$21.93
—	—	—	—	—	12.44	—
21.68	—	21.62	—	19.14	12.33	21.52
21.93	—	21.91	—	19.45	12.13	21.79
21.80	19.01	21.80	18.63	19.95	12.13	21.79
22.15	19.24	22.14	18.85	19.61	12.19	21.94
—	—	—	—	—	12.07	22.00
22.19	19.28	22.20	18.90	19.23	—	—
22.02	19.15	22.03	18.76	19.56	12.47	21.90

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	137

Statements of Assets and Liabilities (cont’d)

November 30, 2014

	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Global Equity	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Debt
Assets:
Investments, at value	$84,778,341	$31,304,213	$4,300,056	$2,630,120,991	$27,341,865
Investments in Affiliates, at value	—	308,071	992,912	—	—
Repurchase agreements, at value	733,000	1,572,000	169,000	73,011,000	1,699,000
Cash	866	805	563	957	289,184
Foreign currency, at value	—	7,934	—	—	—
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	51,632
Dividends and interest receivable (net of foreign taxes)	210,528	76,333	—	9,745,547	355,172
Receivable for investments sold	—	—	51,645	25,679,447	1,298,513
Deposits with brokers for derivatives collateral	—	149,859	—	—	—
Receivable for Fund shares sold	26,948	—	100	2,588,469	—
Receivable from Investment Manager	—	35,859	21,094	—	37,686
Deferred offering costs	—	467	—	—	140,070
Tax reclaims receivable	—	10,178	—	—	—
Dividends receivable from Affiliates	—	731	—	—	—
Receivable for variation margin on futures contracts	—	20,947	—	—	—
Prepaid expenses and other assets	5,323	33,479	32,213	41,346	68
Total Assets	85,755,006	33,520,876	5,567,583	2,741,187,757	31,213,190
Liabilities:
Payable for investments purchased	—	—	157,429	35,723,266	1,081,221
Payable for investments in Affiliates purchased	—	—	—	—	—
Payable for Fund shares redeemed	19,439	1,044	402,557	1,602,641	—
Payable to custodian for foreign currency overdraft	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—	—
Options written, at value	—	—	—	—	—
Investment management fees payable	12,137	—	—	1,167,015	—
Distribution fees payable	273	—	15	74,938	6
Servicing fees payable	2,143	2	145	131,063	4
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	27,068
Due to Investment Manager	—	467	—	—	140,070
Accrued expenses and other liabilities	61,560	77,223	60,115	861,286	78,797
Total Liabilities	95,552	78,736	620,261	39,560,209	1,327,166
Net Assets	$85,659,454	$33,442,140	$4,947,322	$2,701,627,548	$29,886,024

138	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return

$19,640,244	$16,464,069	$319,324,196	$375,708,560	$69,949,704	$38,663,707	$2,900,146
85,144	—	9,583,403	—	18,452,716	413,044	2,383,538
2,266,000	140,000	18,090,000	6,468,000	3,029,000	697,000	677,000
112	804	751	647	706	401	422
—	104,833	6	—	290,265	—	938
7,349	—	—	—	—	—	—
184,807	39,276	367,210	6,842,243	91,062	4,866	6,650
—	—	—	580,377	—	148,558	341,581
131,138	—	—	—	—	—	116,355
—	15,000	262,995	286,494	18,187	19,521	—
7,184	35,063	—	—	—	—	10,890
—	—	—	—	—	—	—
5,453	7,161	236,933	—	63,161	—	23
—	—	—	—	—	1,948	219
—	—	—	—	—	—	166
3,412	26,936	7,738	10,351	5,135	12,436	28,410
22,330,843	16,833,142	347,873,232	389,896,672	91,899,936	39,961,481	6,466,338

—	—	—	3,358,500	—	67,489	60,930
—	—	—	—	—	—	219
302	1,852	345,986	1,109,374	27,897	34,491	20,016
12,022	—	—	—	—	—	—
28,744	—	—	—	—	—	—
19,239	—	—	—	—	—	—
—	—	252,552	142,853	52,686	35,203	—
6	147	44,290	20,598	669	—	66
16	116	45,863	26,913	1,524	894	54
3,475	—	—	—	—	—	—
—	—	—	—	—	—	—
60,076	72,767	307,650	239,413	241,446	76,117	61,457
123,880	74,882	996,341	4,897,651	324,222	214,194	142,742
$22,206,963	$16,758,260	$346,876,891	$384,999,021	$91,575,714	$39,747,287	$6,323,596

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	139

Statements of Assets and Liabilities (cont’d)

November 30, 2014

	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Global Equity	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Debt
Net Assets Consist of:
Paid-in-capital	$65,702,024	$29,559,734	$4,588,690	$2,189,562,701	$30,032,974
Undistributed (dividends in excess of) net investment income	951,417	771,361	94,771	12,633,367	179,457
Accumulated net realized gain (loss)	6,037,760	858,158	107,296	162,515,107	(179,425)
Net unrealized appreciation (depreciation)	12,968,253	2,252,887	156,565	336,916,373	(146,982)
Net Assets	$85,659,454	$33,442,140	$4,947,322	$2,701,627,548	$29,886,024
Cost of Investments	$71,810,088	$29,068,071	$4,160,105	$2,293,204,618	$27,499,442
Cost of Investments in Affiliates	$—	$308,978	$976,272	$—	$—
Cost of Repurchase Agreements	$733,000	$1,572,000	$169,000	$73,011,000	$1,699,000
Cost of Foreign Currency	$—	$7,996	$—	$—	$—
Cost of Foreign Currency Overdraft due to Custodian	$—	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$10,022,765	$10,034	$367,496	$483,862,852	$9,946
Class C	450,203	—	26,553	127,201,366	9,930
Class D	1,025,193	—	289,341	79,288,160	—
Class R	—	—	—	1,439,894	—
Class P	116,574	—	38,276	224,859,890	9,949
Institutional Class	74,044,719	10,040	4,225,656	1,781,192,356	29,856,199
Class R6	—	33,422,066	—	—	—
Administrative Class	—	—	—	3,783,030	—
Shares Issued and Outstanding:
Class A	390,401	606	21,230	13,243,680	667
Class C	17,888	—	1,542	3,479,798	667
Class D	39,993	—	16,647	2,171,755	—
Class R	—	—	—	39,499	—
Class P	4,512	—	2,177	6,165,903	667
Institutional Class	2,866,781	606	244,225	48,900,337	2,000,201
Class R6	—	2,015,316	—	—	—
Administrative Class	—	—	—	103,540	—
Net Asset Value and Redemption Price Per Share:*
Class A	$25.67	$16.57	$17.31	$36.54	$14.92
Class C	25.17	—	17.22	36.55	14.90
Class D	25.63	—	17.38	36.51	—
Class R	—	—	—	36.45	—
Class P	25.84	—	17.58	36.47	14.92
Institutional Class	25.83	16.58	17.30	36.42	14.93
Class R6	—	16.58	—	—	—
Administrative Class	—	—	—	36.54	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

140	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return

$20,816,356	$13,608,626	$320,686,339	$390,148,887	$73,099,024	$30,407,783	$6,411,345
619,357	405,697	1,031,226	(1,910,964)	228,162	(482,297)	64,932
(119,794)	1,433,754	(8,096,578)	(5,188,164)	8,894,826	(1,233,286)	(100,870)
891,044	1,310,183	33,255,904	1,949,262	9,353,702	11,055,087	(51,811)
$22,206,963	$16,758,260	$346,876,891	$384,999,021	$91,575,714	$39,747,287	$6,323,596
$18,714,542	$15,146,607	$285,952,297	$373,759,298	$61,614,677	$27,908,040	$2,828,955
$85,549	$—	$9,674,702	$—	$17,414,960	$113,624	$2,503,073
$2,266,000	$140,000	$18,090,000	$6,468,000	$3,029,000	$697,000	$677,000
$—	$106,300	$6	$—	$297,772	$—	$939
$12,053	$—	$—	$—	$—	$—	$—
$15,646	$—	$—	$—	$—	$—	$—

$16,238	$197,426	$138,218,721	$76,274,085	$5,290,222	$4,684,372	$143,067
10,646	258,127	77,081,595	23,248,911	1,134,712	—	113,646
54,391	220,074	23,055,713	36,986,959	1,452,719	—	22,953
—	—	—	2,822,912	73,436	—	—
10,784	13,991	84,835,477	47,384,649	27,881,568	1,549,995	10,175
22,114,904	16,068,642	23,685,385	163,567,426	55,743,057	33,512,920	6,033,755
—	—	—	—	—	—	—
—	—	—	34,714,079	—	—	—

1,018	10,541	10,881,999	7,746,072	147,884	314,755	9,595
672	14,134	6,253,839	2,365,313	32,120	—	7,711
3,410	11,757	1,821,854	3,871,354	40,181	—	1,536
—	—	—	296,261	2,080	—	—
675	742	6,629,755	4,973,449	782,074	103,894	680
1,382,862	852,301	1,877,916	17,122,560	1,519,689	2,236,429	403,121
—	—	—	—	—	—	—
—	—	—	3,649,418	—	—	—

$15.95	$18.73	$12.70	$9.85	$35.77	$14.88	$14.91
15.84	18.26	12.33	9.83	35.33	—	14.74
15.95	18.72	12.66	9.55	36.15	—	14.94
—	—	—	9.53	35.30	—	—
15.98	18.86	12.80	9.53	35.65	14.92	14.96
15.99	18.85	12.61	9.55	36.68	14.99	14.97
—	—	—	—	—	—	—
—	—	—	9.51	—	—	—

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	141

Statements of Assets and Liabilities (cont’d)

November 30, 2014

	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income
Assets:
Investments, at value	$9,456,072	$65,451,233	$18,885,162	$38,289,875	$737,934,408
Investments in Affiliates, at value	—	—	402,846	392,542	—
Repurchase agreements, at value	170,000	345,000	—	574,000	13,085,000
Cash	779	686	—	1,667	535,873
Foreign currency, at value	703	209,480	120,384	22,153	—
Dividends and interest receivable (net of foreign taxes)	10,161	260,457	43,854	112,591	14,101,521
Receivable for investments sold	—	—	118,691	—	—
Deposits with brokers for derivatives collateral	—	—	—	—	—
Receivable for Fund shares sold	4,550	112,367	1,694	—	457,433
Receivable from Investment Manager	10,727	—	13,125	16,955	—
Tax reclaims receivable	—	8,521	13,064	10,842	—
Dividends receivable from Affiliates	—	—	—	—	—
Prepaid expenses and other assets	23,184	4,771	33,931	20,278	14,770
Total Assets	9,676,176	66,392,515	19,632,751	39,440,903	766,129,005
Liabilities:
Payable for investments purchased	—	—	—	—	1,372,513
Payable for Fund shares redeemed	7,461	15,183	3,923	—	1,470,352
Payable to custodian for cash overdraft	—	—	74,317	—	—
Options written, at value	—	—	—	—	—
Investment management fees payable	—	22,348	—	—	209,186
Distribution fees payable	41	3,190	769	46	17,235
Servicing fees payable	320	4,026	1,038	50	55,995
Accrued expenses and other liabilities	92,895	74,102	70,422	79,919	323,633
Total Liabilities	100,717	118,849	150,469	80,015	3,448,914
Net Assets	$9,575,459	$66,273,666	$19,482,282	$39,360,888	$762,680,091
Net Assets Consist of:
Paid-in-capital	$9,335,076	$56,327,316	$17,042,833	$39,546,405	$778,568,013
Undistributed (dividends in excess of) net investment income	168,872	876,625	425,244	184,108	(2,799,819)
Accumulated net realized gain (loss)	138,432	3,721,727	1,397,420	150,901	(4,775,164)
Net unrealized appreciation (depreciation)	(66,921)	5,347,998	616,785	(520,526)	(8,312,939)
Net Assets	$9,575,459	$66,273,666	$19,482,282	$39,360,888	$762,680,091
Cost of Investments	$9,517,877	$60,096,196	$18,258,612	$38,805,272	$746,247,347
Cost of Investments in Affiliates	$—	$—	$401,732	$393,306	$—
Cost of Repurchase Agreements	$170,000	$345,000	$—	$574,000	$13,085,000
Cost of Foreign Currency	$578	$210,707	$127,651	$22,486	$—
Premiums Received for Options Written	$—	$—	$—	$—	$—

142	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Structured Return	AllianzGI Ultra Micro Cap	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth

$21,792,176	$111,604,306	$15,217,152	$36,084,633
—	—	—	382,723
3,555,000	2,157,000	956,000	1,334,000
470	246	724	193
—	—	—	—
8,523	21,096	31,726	12,555
199,309	355,298	42,942	74,507
62,476	—	103,540	—
100	4,193	—	17,237
91,435	—	18,136	—
—	—	40	—
—	—	—	747
25,534	13,767	24,002	25,134
25,735,023	114,155,906	16,394,262	37,931,729

423,153	436,854	737,277	317,091
3,830	179,556	—	12,819
—	—	—	—
1,608,108	—	40,680	—
—	137,370	—	11,141
79	—	104	399
1,429	10,316	407	784
95,860	114,005	62,888	60,714
2,132,459	878,101	841,356	402,948
$23,602,564	$113,277,805	$15,552,906	$37,528,781

$22,931,138	$90,496,362	$14,576,883	$25,453,027
—	(2,167,107)	91,204	(410,511)
235,808	(660,388)	(1,325,746)	2,952,176
435,618	25,608,938	2,210,565	9,534,089
$23,602,564	$113,277,805	$15,552,906	$37,528,781
$21,286,441	$85,995,368	$13,008,293	$26,734,033
$—	$—	$—	$199,234
$3,555,000	$2,157,000	$956,000	$1,334,000
$—	$—	$—	$—
$1,537,991	$—	$42,942	$—

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	143

Statements of Assets and Liabilities (cont’d)

November 30, 2014

	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income
Net Assets:
Class A	$110,541	$11,998,952	$2,736,209	$167,155	$163,070,155
Class C	72,864	5,586,739	1,339,667	79,480	89,800,531
Class D	1,491,817	3,895,526	1,387,816	13,727	35,820,889
Class R	—	—	—	—	—
Class P	10,757	1,811,159	39,421	118,120	248,345,994
Institutional Class	7,889,480	42,981,290	13,979,169	38,982,406	225,642,522
Shares Issued and Outstanding:
Class A	7,157	560,605	128,013	9,293	10,459,031
Class C	4,730	264,408	63,474	4,461	5,772,059
Class D	95,915	180,278	64,720	762	2,298,201
Class R	—	—	—	—	—
Class P	691	84,116	1,817	6,565	15,939,976
Institutional Class	506,665	2,017,637	647,409	2,161,687	14,460,816
Net Asset Value and Redemption Price Per Share:*
Class A	$15.45	$21.40	$21.37	$17.99	$15.59
Class C	15.40	21.13	21.11	17.82	15.56
Class D	15.55	21.61	21.44	18.01	15.59
Class R	—	—	—	—	—
Class P	15.56	21.53	21.70	17.99	15.58
Institutional Class	15.57	21.30	21.59	18.03	15.60

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

144	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Structured Return	AllianzGI Ultra Micro Cap	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth

$2,551,357	$53,191,657	$1,490,719	$3,276,601
137,784	—	180,386	661,067
5,734,799	—	1,190,554	116,880
—	—	—	28,884
36,938	10,561,273	12,652	213,760
15,141,686	49,524,875	12,678,595	33,231,589

163,114	2,239,303	84,019	187,795
8,952	—	10,338	39,115
366,189	—	66,768	6,690
—	—	—	1,670
2,355	442,606	707	12,118
963,218	2,069,424	708,766	1,876,208

$15.64	$23.75	$17.74	$17.45
15.39	—	17.45	16.90
15.66	—	17.83	17.47
—	—	—	17.29
15.69	23.86	17.90	17.64
15.72	23.93	17.89	17.71

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	145

Statements of Operations

Year ended November 30, 2014

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Investment Income:
Dividends from investments in Affiliates	$712,852	$1,245,311	$1,353,685	$1,448,417	$1,132,651
Dividends	56,977	93,793	101,097	106,454	79,226
Contribution from Investment Manager (see Note 6)	—	—	—	977	736
Miscellaneous	—	—	—	—	—
Total Investment Income	769,829	1,339,104	1,454,782	1,555,848	1,212,613
Expenses:
Investment management	15,157	26,492	28,582	29,323	23,366
Administration	52,259	112,893	118,825	114,417	86,967
Distribution — Class B	—	—	—	—	—
Distribution — Class C	9,885	3,318	—	5,507	—
Distribution — Class R	497	2,578	2,697	3,292	2,570
Administrative servicing — Class P	—	—	—	—	—
Servicing — Class A	24,933	62,856	64,503	53,607	37,808
Servicing — Class B	—	—	—	—	—
Servicing — Class C	3,295	1,106	—	1,836	—
Servicing — Class D	343	786	—	1,635	—
Servicing — Class R	497	2,578	2,697	3,292	2,570
Distribution and/or servicing — Administrative Class	8,921	18,262	27,941	22,090	27,301
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class B	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class D	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Excise tax	—	—	—	—	—
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Legal	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Total Expenses	115,787	230,869	245,245	234,999	180,582
Less: Fee Waiver/Reimbursement from Investment Manager	(38,573)	(67,973)	(77,249)	(85,711)	(65,793)
Net Expenses	77,214	162,896	167,996	149,288	114,789
Net Investment Income	692,615	1,176,208	1,286,786	1,406,560	1,097,824

146	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$985,437	$526,669	$430,172	$148,383	$712,605	$5,719,084	$140,834
61,483	34,200	29,860	10,373	58,386	446,675	11,611
1,827	1,608	4,494	2,331	3	—	—
—	—	—	—	—	1,023	30
1,048,747	562,477	464,526	161,087	770,994	6,166,782	152,475

20,311	11,598	9,581	3,293	15,106	1,820,046	55,421
75,782	42,714	26,521	6,302	52,033	—	—
—	—	—	—	—	16,724	—
2,458	—	983	—	31,397	491,341	10,458
3,245	1,008	1,399	259	466	43	367
—	—	—	—	—	2,018	44
35,298	21,120	8,778	1,549	14,239	172,516	3,121
—	—	—	—	—	5,575	—
819	—	327	—	10,465	163,780	3,486
524	—	766	—	2,595	4,245	612
3,245	1,008	1,399	259	466	43	367
12,947	4,162	3,010	715	5,226	72	51
—	—	—	—	—	47,317	156
—	—	—	—	—	1,691	—
—	—	—	—	—	36,968	297
—	—	—	—	—	1,559	287
—	—	—	—	—	—	261
—	—	—	—	—	61,428	13
—	—	—	—	1,281	—	—
—	—	—	—	—	19,875	698
—	—	—	—	—	52,323	61,884
—	—	—	—	—	31,348	16,321
—	—	—	—	—	68,640	11,763
—	—	—	—	—	28,718	10,893
—	—	—	—	—	10,694	5,660
—	—	—	—	—	38,325	28,590
—	—	—	—	—	114,769	82,768
—	—	—	—	—	4,115	5,607
154,629	81,610	52,764	12,377	133,274	3,194,173	299,125
(61,367)	(36,995)	(27,892)	(8,169)	(40,089)	(2,025,316)	(271,148)
93,262	44,615	24,872	4,208	93,185	1,168,857	27,977
955,485	517,862	439,654	156,879	677,809	4,997,925	124,498

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	147

Statements of Operations (cont’d)

Year ended November 30, 2014

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$22,284	$14,815	$14,294	$(12,915)	$(7,711)
Investments in Affiliates	561,660	387,200	73,364	742,048	489,915
Net capital gain distributions received from underlying Affiliated funds	152,981	269,694	343,217	465,354	425,733
Net capital gain distributions received from underlying funds	2,889	4,248	3,864	4,581	3,032
Net change in unrealized appreciation/depreciation of:
Investments	42,390	35,467	78,660	88,176	69,086
Investments in Affiliates	(236,797)	58,494	544,324	(174,604)	110,505
Net Realized and Change in Unrealized Gain	545,407	769,918	1,057,723	1,112,640	1,090,560
Net Increase in Net Assets Resulting from Investment Operations	$1,238,022	$1,946,126	$2,344,509	$2,519,200	$2,188,384

148	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$24,551	$871	$826	$6,936	$39,045	$346,002	$53,647
826,550	264,110	507,478	154,303	651,735	8,931,963	474,115
432,200	259,838	236,534	83,579	160,835	2,289,877	80,082
2,606	1,267	1,614	610	3,475	22,692	1,598

32,849	19,858	10,412	(7,094)	53,622	(125,239)	(83,629)
(245,880)	167,683	(194,098)	(77,248)	(311,286)	(6,918,998)	(432,163)
1,072,876	713,627	562,766	161,086	597,426	4,546,297	93,650
$2,028,361	$1,231,489	$1,002,420	$317,965	$1,275,235	$9,544,222	$218,148

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	149

Statements of Operations (cont’d)

Year ended November 30, 2014

	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Global Equity (1)	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Debt (2)
Investment Income:
Interest, net of foreign withholding taxes*	$—	$—	$—	$36,589,078	$302,516
Dividends, net of foreign withholding taxes*	1,440,683	907,931	122,201	17,182,928	—
Dividends from investments in Affiliates	—	8,262	21,726	—	—
Miscellaneous	19	—	—	2,154	—
Total Investment Income	1,440,702	916,193	143,927	53,774,160	302,516
Expenses:
Investment management	312,514	97,935	56,165	14,885,740	46,657
Distribution — Class C	2,810	—	307	986,280	15
Distribution — Class R	—	—	—	3,000	—
Administrative servicing — Class P	17	—	457	233,549	—
Servicing — Class A	23,385	6	668	1,108,376	5
Servicing — Class C	936	—	103	328,760	5
Servicing — Class D	845	—	862	282,711	—
Servicing — Class R	—	—	—	3,000	—
Distribution and/or servicing — Administrative Class	—	—	—	18,317	—
Sub-transfer agent — Class A	936	—	102	345,757	—
Sub-transfer agent — Class C	230	—	19	84,029	—
Sub-transfer agent — Class D	10,836	—	10,951	156,856	—
Sub-transfer agent — Class R	—	—	—	1,902	—
Sub-transfer agent — Institutional Class	246	—	31	199,633	—
Sub-transfer agent — Administrative Class	—	—	—	334	—
Legal	13,730	61,094	6,275	299,392	22,070
Trustees	8,557	3,599	544	293,857	692
Audit and tax services	26,660	32,589	26,246	79,394	48,409
Registration	87,751	13,883	67,768	337,100	1,228
Custodian and accounting agent	100,648	230,046	105,545	270,531	25,545
Shareholder communications	21,915	35,615	16,187	296,789	7,279
Transfer agent	12,855	4,230	6,651	149,290	1,362
Organizational	—	18,513	—	—	85,310
Offering	—	84,751	—	—	36,835
Excise tax	—	579	—	—	—
Recoupment expense	—	—	—	4,802	—
Insurance	6,931	2,064	5,344	53,250	—
Miscellaneous	4,627	3,438	3,652	22,098	1,366
Total Expenses	636,429	588,342	307,877	20,444,747	276,778
Less: Fee Waiver/Reimbursement from Investment Manager	(177,064)	(457,171)	(231,354)	—	(217,381)
Net Expenses	459,365	131,171	76,523	20,444,747	59,397
Net Investment Income (Loss)	981,337	785,022	67,404	33,329,413	243,119

(1)	Commencement of operations, December 2, 2013.
(2)	Commencement of operations, September 15, 2014.

150	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return

$371,413	$—	$—	$30,426,210	$—	$—	$29,987
274,453	505,740	6,075,035	—	1,468,426	114,445	65,575
—	—	148,973	—	314,066	8,035	17,272
—	—	—	73,683	—	—	—
645,866	505,740	6,224,008	30,499,893	1,782,492	122,480	112,834

166,063	63,468	3,004,660	2,120,363	1,031,018	526,462	46,514
79	1,479	516,302	191,510	7,442	—	763
—	—	—	7,389	156	—	—
—	9	64,041	73,565	30,704	1,982	—
30	333	348,785	177,279	12,298	8,821	251
26	493	172,101	63,837	2,481	—	254
928	247	53,164	173,824	2,962	—	67
—	—	—	7,389	156	—	—
—	—	—	86,752	—	—	—
—	112	136,259	64,066	3,426	3,870	52
—	40	70,659	15,747	26	—	35
1,634	40	27,660	110,565	17	—	14,969
—	—	—	10,060	93	—	—
156	15	8,650	39,535	15,151	30,353	175
—	—	—	39,578	—	—	—
11,653	4,995	34,439	51,681	18,798	6,545	17,334
2,336	1,753	34,767	43,232	12,178	4,543	713
33,570	32,660	49,918	49,020	36,407	33,287	29,616
61,430	63,297	86,445	147,839	86,654	43,114	64,053
85,058	145,442	179,284	103,689	243,299	71,778	85,194
7,243	21,734	70,350	72,389	20,185	17,301	17,349
6,714	7,564	36,263	49,866	21,807	11,470	6,351
—	—	—	—	—	—	—
90,988	—	—	—	—	—	—
—	—	—	23,136	—	—	—
—	—	31,440	2,471	90	—	—
5,571	5,758	11,372	15,994	8,263	6,528	5,430
5,048	5,069	6,158	7,905	6,210	3,641	4,553
478,527	354,508	4,942,717	3,748,681	1,559,821	769,695	293,673
(255,965)	(256,403)	—	(508)	(263,862)	(117,388)	(255,119)
222,562	98,105	4,942,717	3,748,173	1,295,959	652,307	38,554
423,304	407,635	1,281,291	26,751,720	486,533	(529,827)	74,280

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	151

Statements of Operations (cont’d)

Year ended November 30, 2014

	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Global Equity (1)	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Debt (2)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$6,048,044	$698,462	$199,886	$174,113,667	$(218,092)
Investments in Affiliates	—	(2,185)	203,232	—	—
Futures contracts	—	165,060	—	—	—
Options written	—	—	—	—	—
Foreign currency transactions	—	(17,714)	(350)	—	(25,021)
Net capital gain distributions received from underlying Affiliated funds	—	—	—	—	—
Payments from Affiliates (See Note 13)	—	—	—	475,282	—
Net change in unrealized appreciation/ depreciation of:
Investments	3,453,370	2,236,142	(244,093)	29,600,080	(157,577)
Investments in Affiliates	—	(907)	(141,277)	—	—
Futures contracts	—	20,947	—	—	—
Options written	—	—	—	—	—
Foreign currency transactions	—	(3,000)	(26)	—	10,595
Net Realized and Change in Unrealized Gain (Loss)	9,501,414	3,096,805	17,372	204,189,029	(390,095)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$10,482,751	$3,881,827	$84,776	$237,518,442	$(146,976)
* Foreign withholding taxes	$295	$52,126	$11,215	$—	$—

(1)	Commencement of operations, December 2, 2013.
(2)	Commencement of operations, September 15, 2014.

152	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return

$9,017	$1,467,327	$11,107,484	$(2,768,963)	$5,218,090	$5,155,768	$(45,912)
—	—	1,096,095	—	3,804,137	162,297	(21,877)
(88,273)	—	—	—	—	—	(3,191)
43,534	—	—	—	—	—	—
222,111	(7,345)	(132,498)	—	(92,449)	—	(1,145)
—	—	—	—	—	—	18,182
575	—	—	174,513	—	—	—

438,228	(82,006)	(6,786,408)	(13,254,415)	(9,839,722)	(5,095,316)	183,196
(405)	—	(2,241,288)	—	(5,093,725)	92,125	(285,646)
(23,005)	—	—	—	—	—	(13,595)
8,723	—	—	—	—	—	—
(2,187)	(1,902)	(38,420)	—	(17,988)	—	(823)
608,318	1,376,074	3,004,965	(15,848,865)	(6,021,657)	314,874	(170,811)
$1,031,622	$1,783,709	$4,286,256	$10,902,855	$(5,535,124)	$(214,953)	$(96,531)
$27,168	$21,274	$407,340	$—	$162,955	$816	$2,436

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	153

Statements of Operations (cont’d)

Year ended November 30, 2014

	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income
Investment Income:
Interest	$—	$5	$—	$—	$33,291,901
Dividends, net of foreign withholding taxes*	395,412	2,980,630	691,475	1,135,522	—
Dividends from investments in Affiliates	—	—	1,619	—	—
Miscellaneous	845	—	—	—	773,322
Total Investment Income	396,257	2,980,635	693,094	1,135,522	34,065,223
Expenses:
Investment management	93,128	592,745	203,641	227,175	3,354,905
Distribution — Class C	344	44,084	8,756	422	200,931
Distribution — Class R	—	—	—	—	—
Administrative servicing — Class P	—	1,886	7	39	183,884
Servicing — Class A	122	28,703	6,701	323	453,369
Servicing — Class C	115	14,695	2,919	141	200,931
Servicing — Class D	3,566	2,967	2,897	34	78,737
Servicing — Class R	—	—	—	—	—
Sub-transfer agent — Class A	1	4,205	1,598	94	96,325
Sub-transfer agent — Class C	—	2,693	977	39	40,651
Sub-transfer agent — Class D	12,657	22	10,256	—	45,159
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	1,794	3,721	995	110	32,750
Legal	3,975	11,175	6,928	2,284	73,729
Trustees	1,086	8,331	2,396	3,050	76,878
Audit and tax services	38,348	32,880	28,066	35,191	37,658
Registration	59,391	65,771	70,542	50,767	186,896
Custodian and accounting agent	199,763	105,875	146,018	152,171	113,418
Shareholder communications	16,868	22,945	18,673	18,128	91,234
Transfer agent	6,454	17,269	8,882	7,122	82,169
Excise tax	65	—	—	—	—
Recoupment expense	—	—	—	—	49,351
Insurance	5,497	7,376	5,734	5,694	18,274
Miscellaneous	5,037	4,882	4,653	4,085	5,556
Total Expenses	448,211	972,225	530,639	506,869	5,422,805
Less: Fee Waiver/Reimbursement from Investment Manager	(322,923)	(172,847)	(251,942)	(236,156)	(113,125)
Net Expenses	125,288	799,378	278,697	270,713	5,309,680
Net Investment Income (Loss)	270,969	2,181,257	414,397	864,809	28,755,543

154	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Structured Return	AllianzGI Ultra Micro Cap	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth

$3,255	$—	$—	$—
119,663	459,978	195,299	136,363
—	—	—	6,425
—	—	—	14
122,918	459,978	195,299	142,802

152,615	1,996,782	68,580	325,448
887	—	1,301	4,848
—	—	—	63
88	4,372	2	163
5,156	172,817	3,731	12,329
296	—	434	1,616
4,681	—	778	245
—	—	—	63
6,375	86,634	868	639
122	—	171	365
15,283	—	14,517	22
—	—	—	18
1,372	29,020	301	6,948
117,877	14,144	10,179	12,417
1,814	15,777	1,121	4,062
33,571	33,687	27,870	27,790
50,369	62,177	44,995	80,957
214,889	79,062	120,993	86,892
21,482	43,517	15,412	24,989
7,360	23,972	6,512	16,266
—	—	—	—
—	197,535	—	—
5,628	7,606	5,430	6,390
5,497	3,596	4,018	5,729
645,362	2,770,698	327,213	618,259
(423,380)	—	(222,985)	(177,919)
221,982	2,770,698	104,228	440,340
(99,064)	(2,310,720)	91,071	(297,538)

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	155

Statements of Operations (cont’d)

Year ended November 30, 2014

	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$336,639	$4,071,476	$1,454,668	$159,203	$2,167,612
Investments in Affiliates	—	—	20,892	—	—
Options written	—	—	—	—	—
Foreign currency transactions	(11,373)	(27,830)	(14,452)	(1,098)	—
Payments from Affiliates (See Note 13)	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(248,755)	(2,879,455)	(989,863)	(1,273,525)	(14,120,813)
Investments in Affiliates	—	—	(34,162)	(764)	—
Options written	—	—	—	—	—
Foreign currency transactions	775	(7,972)	(9,851)	(4,460)	—
Net Realized and Change in Unrealized Gain (Loss)	77,286	1,156,219	427,232	(1,120,644)	(11,953,201)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$348,255	$3,337,476	$841,629	$(255,835)	$16,802,342
* Foreign withholding taxes	$43,797	$170,162	$57,405	$85,941	$—

156	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Structured Return	AllianzGI Ultra Micro Cap	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth

$(947,399)	$(290,346)	$(448,601)	$2,997,309
—	—	—	6,738
1,426,050	—	23,271	—
—	—	—	—
—	—	317	—

533,138	(1,655,282)	1,329,004	(2,235,162)
—	—	—	109,573
(184,579)	—	1,640	—
—	—	—	—
827,210	(1,945,628)	905,631	878,458
$728,146	$(4,256,348)	$996,702	$580,920
$12	$—	$44	$125

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	157

Statements of Changes in Net Assets

	AllianzGI Retirement 2015		AllianzGI Retirement 2020

	Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013
Increase in Net Assets from:

Investment Operations:
Net investment income	$692,615	$550,150	$1,176,208	$741,668
Net realized gain (loss)	739,814	(35,747)	675,957	(330,343)
Net change in unrealized appreciation/depreciation	(194,407)	71,953	93,961	542,205
Net increase in net assets resulting from investment operations	1,238,022	586,356	1,946,126	953,530
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(202,351)	(151,229)	(376,596)	(216,157)
Class C	(14,041)	(38,226)	(4,276)	(2,686)
Class D	(2,326)	(36,338)	(5,007)	(6,077)
Class R	(1,465)	(13,152)	(14,740)	(22,640)
Class P	(84,782)	(110,299)	(154,714)	(124,213)
Class R6	(178,596)	(219,816)	(160,647)	(176,616)
Administrative Class	(73,602)	(397)	(138,300)	(3,255)
Net realized capital gains:
Class A	—	—	—	(20,593)
Class C	—	—	—	(926)
Class D	—	—	—	(647)
Class R	—	—	—	(2,281)
Class P	—	—	—	(12,116)
Class R6	—	—	—	(16,558)
Administrative Class	—	—	—	(1,258)
Total Dividends and Distributions to Shareholders	(557,163)	(569,457)	(854,280)	(606,023)
Fund Share Transactions:
Net proceeds from the sale of shares	29,495,264	14,415,003	39,564,146	27,968,920
Issued in reinvestment of dividends and distributions	556,499	563,101	854,232	606,023
Cost of shares redeemed	(18,462,269)	(10,695,386)	(12,114,831)	(11,330,116)
Net increase from Fund share transactions	11,589,494	4,282,718	28,303,547	17,244,827
Total Increase in Net Assets	12,270,353	4,299,617	29,395,393	17,592,334
Net Assets:
Beginning of year	22,008,961	17,709,344	33,191,470	15,599,136
End of year*	$34,279,314	$22,008,961	$62,586,863	$33,191,470
* Including undistributed net investment income of:	$627,193	$208,894	$1,061,834	$600,120

158	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2025		AllianzGI Retirement 2030		AllianzGI Retirement 2035

Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013

$1,286,786	$665,521	$1,406,560	$870,675	$1,097,824	$535,740
434,739	(416,905)	1,199,068	(136,941)	910,969	(178,620)
622,984	786,392	(86,428)	1,586,487	179,591	1,557,091
2,344,509	1,035,008	2,519,200	2,320,221	2,188,384	1,914,211

(426,739)	(236,114)	(428,196)	(221,948)	(300,338)	(101,742)
—	—	(10,033)	(10,874)	—	—
—	—	(13,222)	(10,072)	—	—
(18,248)	(21,077)	(21,599)	(29,886)	(16,445)	(19,990)
(80,183)	(92,938)	(184,881)	(144,236)	(113,126)	(102,453)
(108,975)	(106,062)	(258,616)	(263,982)	(137,282)	(127,515)
(200,811)	(233)	(200,325)	(420)	(224,389)	(260)

—	(24,277)	—	(16,870)	—	(13,242)
—	—	—	(1,227)	—	—
—	—	—	(845)	—	—
—	(2,419)	—	(2,202)	—	(2,812)
—	(9,853)	—	(10,688)	—	(13,606)
—	(11,103)	—	(19,278)	—	(16,780)
—	(904)	—	(562)	—	(1,181)
(834,956)	(504,980)	(1,116,872)	(733,090)	(791,580)	(399,581)

41,120,713	28,907,362	38,677,395	27,480,286	29,581,674	20,515,998
829,680	496,764	1,113,004	730,493	788,966	396,954
(12,163,443)	(7,000,861)	(17,086,760)	(16,818,734)	(7,595,095)	(3,148,704)
29,786,950	22,403,265	22,703,639	11,392,045	22,775,545	17,764,248
31,296,503	22,933,293	24,105,967	12,979,176	24,172,349	19,278,878

33,811,032	10,877,739	40,199,493	27,220,317	29,509,695	10,230,817
$65,107,535	$33,811,032	$64,305,460	$40,199,493	$53,682,044	$29,509,695
$1,154,172	$529,970	$1,202,112	$691,744	$928,003	$434,101

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	159

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2040		AllianzGI Retirement 2045

	Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$955,485	$547,945	$517,862	$261,082
Net realized gain	1,285,907	90,776	526,086	74,538
Net change in unrealized appreciation/depreciation	(213,031)	1,818,068	187,541	952,639
Net increase in net assets resulting from investment operations	2,028,361	2,456,789	1,231,489	1,288,259
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(299,358)	(100,875)	(181,709)	(62,334)
Class C	(4,849)	(4,540)	—	—
Class D	(4,271)	(5,385)	—	—
Class R	(22,265)	(22,878)	(6,954)	(7,644)
Class P	(113,845)	(64,785)	(56,921)	(43,843)
Class R6	(262,190)	(214,057)	(115,794)	(101,568)
Administrative Class	(116,327)	(654)	(36,633)	(308)
Net realized capital gains:
Class A	(10,167)	(7,682)	(14,940)	(12,389)
Class C	(190)	(439)	—	—
Class D	(119)	(476)	—	—
Class R	(827)	(1,677)	(658)	(1,606)
Class P	(7,225)	(4,871)	(13,700)	(8,687)
Class R6	(4,534)	(15,947)	(8,805)	(19,921)
Administrative Class	(3,144)	(212)	(2,638)	(343)
Return of Capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Total Dividends and Distributions to Shareholders	(849,311)	(444,478)	(438,752)	(258,643)
Fund Share Transactions:
Net proceeds from the sale of shares	27,176,932	16,759,032	15,099,268	7,291,721
Issued in reinvestment of dividends and distributions	847,385	441,636	438,561	258,522
Cost of shares redeemed	(12,583,051)	(5,635,221)	(2,852,267)	(1,178,869)
Net increase (decrease) from Fund share transactions	15,441,266	11,565,447	12,685,562	6,371,374
Total Increase (Decrease) in Net Assets	16,620,316	13,577,758	13,478,299	7,400,990
Net Assets:
Beginning of year	26,922,901	13,345,143	13,084,055	5,683,065
End of year*	$43,543,217	$26,922,901	$26,562,354	$13,084,055
* Including undistributed net investment income of:	$768,584	$444,281	$432,237	$200,139

160	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2050		AllianzGI Retirement 2055		AllianzGI Retirement Income

Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013

$439,654	$274,886	$156,879	$114,335	$677,809	$744,927
746,452	168,103	245,428	96,730	855,090	311,964
(183,686)	1,054,220	(84,342)	383,798	(257,664)	(278,951)
1,002,420	1,497,209	317,965	594,863	1,275,235	777,940

(68,062)	(16,717)	(13,942)	(842)	(99,066)	(179,152)
(2,510)	(1,272)	—	—	(45,087)	(167,944)
(8,335)	(5,883)	—	—	(16,960)	(52,448)
(10,670)	(11,240)	(1,668)	(1,333)	(2,510)	(3,837)
(37,456)	(24,444)	(6,547)	(2,203)	(151,273)	(208,689)
(245,688)	(208,847)	(118,426)	(124,983)	(215,784)	(402,626)
(30,843)	(511)	(5,836)	(386)	(37,092)	(27,354)

(25,014)	(1,929)	(7,419)	(448)	—	(23,086)
(823)	(214)	—	—	—	(28,517)
(1,745)	(724)	—	—	—	(7,188)
(3,662)	(1,290)	(1,123)	(698)	—	(554)
(33,116)	(2,680)	(9,316)	(1,113)	—	(24,955)
(51,300)	(22,716)	(51,679)	(59,925)	—	(46,558)
(6,978)	(118)	(3,149)	(249)	—	(1,013)

—	—	—	—	—	(7,402)
—	—	—	—	—	(8,593)
—	—	—	—	—	(2,420)
—	—	—	—	—	(205)
—	—	—	—	—	(9,769)
—	—	—	—	—	(15,564)
—	—	—	—	—	(2,004)
(526,202)	(298,585)	(219,105)	(192,180)	(567,772)	(1,219,878)

12,294,801	5,500,024	2,861,581	908,455	13,555,798	10,247,332
525,997	298,585	219,099	192,180	567,659	1,202,902
(5,298,045)	(2,709,799)	(349,327)	(77,253)	(11,773,274)	(14,307,606)
7,522,753	3,088,810	2,731,353	1,023,382	2,350,183	(2,857,372)
7,998,971	4,287,434	2,830,213	1,426,065	3,057,646	(3,299,310)

13,488,957	9,201,523	5,055,516	3,629,451	26,322,947	29,622,257
$21,487,928	$13,488,957	$7,885,729	$5,055,516	$29,380,593	$26,322,947
$353,260	$214,739	$130,574	$84,932	$198,304	$1,784

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	161

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Allocation		AllianzGI Global Growth Allocation

	Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$4,997,925	$5,183,796	$124,498	$170,061
Net realized gain (loss)	11,590,534	10,540,301	609,442	832,100
Net change in unrealized appreciation/depreciation	(7,044,237)	7,007,440	(515,792)	176,941
Net increase in net assets resulting from investment operations	9,544,222	22,731,537	218,148	1,179,102
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,515,468)	(2,664,819)	(36,024)	(23,226)
Class B	(31,583)	(115,538)	—	—
Class C	(941,983)	(2,114,389)	(26,791)	(28,575)
Class D	(34,957)	(13,156)	(10,657)	(3,362)
Class R	(351)	(563)	(3,112)	(517)
Class P	(48,927)	(55,750)	(1,171)	(513)
Institutional Class	(1,801,068)	(2,475,717)	(92,056)	(156,839)
Administrative Class	(588)	(54,859)	(523)	(487)
Net realized capital gains:
Class A	—	—	(155,116)	(8,641)
Class C	—	—	(163,735)	(13,353)
Class D	—	—	(44,224)	(1,183)
Class R	—	—	(13,397)	(236)
Class P	—	—	(4,798)	(179)
Institutional Class	—	—	(378,173)	(50,786)
Administrative Class	—	—	(2,270)	(171)
Total Dividends and Distributions to Shareholders	(4,374,925)	(7,494,791)	(932,047)	(288,068)
Fund Share Transactions:
Net proceeds from the sale of shares	27,705,749	30,248,337	898,223	1,723,271
Issued in reinvestment of dividends and distributions	3,945,498	6,677,559	930,946	288,068
Cost of shares redeemed	(40,895,649)	(45,728,016)	(1,655,346)	(3,525,932)
Net increase (decrease) from Fund share transactions	(9,244,402)	(8,802,120)	173,823	(1,514,593)
Total Increase (Decrease) in Net Assets	(4,075,105)	6,434,626	(540,076)	(623,559)
Net Assets:
Beginning of period	213,059,545	206,624,919	6,679,710	7,303,269
End of period*	$208,984,440	$213,059,545	$6,139,634	$6,679,710
* Including undistributed net investment income of:	$1,481,521	$—	$81,738	$94,812

**	Commencement of operations.

162	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Behavioral Advantage Large Cap		AllianzGI Best Styles Global Equity	AllianzGI China Equity

Year ended November 30, 2014	Year ended November 30, 2013	Period from December 2, 2013** through November 30, 2014	Year ended November 30, 2014	Year ended November 30, 2013

$981,337	$513,865	$785,022	$67,404	$50,999
6,048,044	2,100,176	843,623	402,768	(23,662)
3,453,370	7,931,802	2,253,182	(385,396)	599,575
10,482,751	10,545,843	3,881,827	84,776	626,912

(90,468)	(538)	—	(1,192)	(2,022)
—	—	—	—	—
(1,785)	(753)	—	(2)	(1)
(454)	(3,323)	—	(1,635)	(11,196)
—	—	—	—	—
(111)	(187)	—	(45)	(226)
(412,898)	(298,276)	—	(31,446)	(76,243)
—	—	—	—	—

(306,379)	(2,833)	—	—	—
(8,829)	(3,716)	—	—	—
(6,517)	(3,966)	—	—	—
—	—	—	—	—
(603)	(733)	—	—	—
(1,759,764)	(1,029,278)	—	—	—
—	—	—	—	—
(2,587,808)	(1,343,603)	—	(34,320)	(89,688)

49,243,234	34,306,842	36,454,373	4,723,503	896,237
2,233,422	1,342,737	—	34,320	89,688
(31,003,981)	(4,876,491)	(11,914,060)	(4,358,814)	(1,094,747)
20,472,675	30,773,088	24,540,313	399,009	(108,822)
28,367,618	39,975,328	28,422,140	449,465	428,402

57,291,836	17,316,508	5,020,000	4,497,857	4,069,455
$85,659,454	$57,291,836	$33,442,140	$4,947,322	$4,497,857
$951,417	$451,168	$771,361	$94,771	$19,845

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	163

Statements of Changes in Net Assets (cont’d)

	AllianzGI Convertible		AllianzGI Emerging Markets Debt

	Year ended November 30, 2014	Year ended November 30, 2013	Period from September 15, 2014** through November 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$33,329,413	$29,827,103	$243,119
Net realized gain (loss)	174,588,949	106,379,772	(243,113)
Net change in unrealized appreciation/depreciation	29,600,080	213,706,272	(146,982)
Net increase (decrease) in net assets resulting from investment operations	237,518,442	349,913,147	(146,976)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(8,036,190)	(2,361,786)	—
Class C	(1,651,959)	(461,374)	—
Class D	(2,363,380)	(829,104)	—
Class R	(16,226)	(2,662)	—
Class P	(5,514,465)	(1,432,561)	—
Institutional Class	(39,138,558)	(19,878,839)	—
Administrative Class	(209,464)	(106,752)	—
Net realized capital gains:
Class A	(9,748,925)	—	—
Class C	(2,953,239)	—	—
Class D	(2,652,574)	—	—
Class R	(19,171)	—	—
Class P	(5,628,426)	—	—
Institutional Class	(38,746,943)	—	—
Administrative Class	(203,909)	—	—
Total Dividends and Distributions to Shareholders	(116,883,429)	(25,073,078)	—
Fund Share Transactions:
Net proceeds from the sale of shares	1,084,404,115	1,660,827,670	3,000
Issued in reinvestment of dividends and distributions	76,423,408	15,664,611	—
Cost of shares redeemed	(983,620,998)	(625,119,587)	—
Net increase (decrease) from Fund share transactions	177,206,525	1,051,372,694	3,000
Total Increase (Decrease) in Net Assets	297,841,538	1,376,212,763	(143,976)
Net Assets:
Beginning of period	2,403,786,010	1,027,573,247	30,030,000
End of period*	$2,701,627,548	$2,403,786,010	$29,886,024
* Including undistributed net investment income of:	$12,633,367	$28,561,711	$179,457

**	Commencement of operations.

164	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Fundamental Strategy		AllianzGI Global Managed Volatility		AllianzGI Global Water

Year ended November 30, 2014	Period from July 1, 2013** through November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013

$423,304	$104,947	$407,635	$444,751	$1,281,291	$838,937
186,964	51,753	1,459,982	619,199	12,071,081	3,254,498
421,354	469,690	(83,908)	762,994	(9,066,116)	30,353,142
1,031,622	626,390	1,783,709	1,826,944	4,286,256	34,446,577

(78)	—	(3,296)	(1,861)	(269,464)	(679,198)
(40)	—	(4,877)	(2,023)	(44)	(121,278)
(78)	—	(1,358)	(1,690)	(27,063)	(75,427)
—	—	—	—	—	—
(86)	—	(368)	(392)	(164,700)	(186,883)
(183,029)	—	(466,258)	(556,130)	(175,053)	(56,569)
—	—	—	—	—	—

(42)	—	(4,082)	(493)	—	—
(42)	—	(6,056)	(468)	—	—
(45)	—	(2,421)	(385)	—	—
—	—	—	—	—	—
(42)	—	(397)	(100)	—	—
(83,961)	—	(470,054)	(133,935)	—	—
—	—	—	—	—	—
(267,443)	—	(959,167)	(697,477)	(636,324)	(1,119,355)

2,628,459	56,000	6,745,131	3,589,444	183,509,079	139,501,638
267,443	—	958,921	697,477	446,287	655,954
(2,175,508)	—	(6,297,535)	(5,585,663)	(85,247,989)	(40,240,156)
720,394	56,000	1,406,517	(1,298,742)	98,707,377	99,917,436
1,484,573	682,390	2,231,059	(169,275)	102,357,309	133,244,658

20,722,390	20,040,000	14,527,201	14,696,476	244,519,582	111,274,924
$22,206,963	$20,722,390	$16,758,260	$14,527,201	$346,876,891	$244,519,582
$619,357	$70,669	$405,697	$501,866	$1,031,226	$518,757

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	165

Statements of Changes in Net Assets (cont’d)

	AllianzGI High Yield Bond		AllianzGI International Small-Cap

	Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$26,751,720	$25,667,127	$486,533	$485,853
Net realized gain (loss)	(2,594,450)	4,650,471	8,929,778	22,157,689
Net change in unrealized appreciation/depreciation	(13,254,415)	3,318,437	(14,951,435)	9,127,239
Net increase (decrease) in net assets resulting from investment operations	10,902,855	33,636,035	(5,535,124)	31,770,781
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,652,555)	(6,143,161)	(76,677)	(5)
Class C	(1,492,477)	(1,688,305)	(7,882)	(323)
Class D	(4,685,232)	(4,839,632)	(24,442)	(11)
Class R	(186,866)	(159,730)	(1,445)	(153)
Class P	(5,226,144)	(2,457,369)	(413,514)	(314,004)
Institutional Class	(11,638,201)	(9,203,696)	(712,548)	(835,561)
Administrative Class***	(2,355,230)	(2,036,554)	(143)	(1)
Net realized capital gains:
Class A	(619,224)	(145,971)	(401,037)	—
Class C	(228,112)	(37,627)	(67,871)	—
Class D	(937,624)	(105,921)	(43,636)	—
Class R	(24,919)	(3,114)	(3,246)	—
Class P	(667,219)	(18,364)	(2,839,970)	—
Institutional Class	(1,221,439)	(175,436)	(5,781,334)	—
Administrative Class***	(287,135)	(41,582)	(1,090)	—
Total Dividends and Distributions to Shareholders	(34,222,377)	(27,056,462)	(10,374,835)	(1,150,058)
Fund Share Transactions:
Net proceeds from the sale of shares	261,023,783	365,187,121	31,565,843	38,103,115
Issued in reinvestment of dividends and distributions	28,415,730	20,848,984	9,979,963	1,138,431
Cost of shares redeemed	(343,171,573)	(285,089,695)	(45,162,105)	(79,496,990)
Net increase (decrease) from Fund share transactions	(53,732,060)	100,946,410	(3,616,299)	(40,255,444)
Total Increase (Decrease) in Net Assets	(77,051,582)	107,525,983	(19,526,258)	(9,634,721)
Net Assets:
Beginning of period	462,050,603	354,524,620	111,101,972	120,736,693
End of period*	$384,999,021	$462,050,603	$91,575,714	$111,101,972
* Including undistributed (dividends in excess of) net investment income of:	$(1,910,964)	$(902,748)	$228,162	$1,070,728

**	Commencement of operations.
***	The Administrative Class of AllianzGI International Small-Cap liquidated on May 21, 2014.

166	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap		AllianzGI Multi-Asset Real Return		AllianzGI NFJ Emerging Markets Value

Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Period from December 17, 2012** through November 30, 2013	Year ended November 30, 2014	Period from December 18, 2012** through November 30, 2013

$(529,827)	$(393,228)	$74,280	$59,725	$270,969	$149,989
5,318,065	5,183,506	(53,943)	1,210	325,266	(158,705)
(5,003,191)	9,903,699	(116,868)	67,838	(247,980)	181,059
(214,953)	14,693,977	(96,531)	128,773	348,255	172,343

—	—	(677)	—	(1,302)	(258)
—	—	(1,050)	—	(619)	(99)
—	—	(136)	—	(27,988)	(4,846)
—	—	—	—	—	—
—	—	(152)	—	(251)	(122)
—	—	(88,246)	—	(171,834)	(73,371)
—	—	—	—	—	—

(99,298)	(13,432)	(350)	—	—	—
—	—	(473)	—	—	—
—	—	(111)	—	—	—
—	—	—	—	—	—
(121,008)	(31,638)	(53)	—	—	—
(2,458,693)	(2,184,800)	(29,343)	—	—	—
—	—	—	—	—	—
(2,678,999)	(2,229,870)	(120,591)	—	(201,994)	(78,696)

16,002,865	13,526,507	1,227,771	137,728	2,873,339	5,003,054
2,674,893	2,215,649	120,591	—	201,994	78,696
(21,006,118)	(11,046,819)	(108,911)	(5,234)	(1,256,884)	(604,648)
(2,328,360)	4,695,337	1,239,451	132,494	1,818,449	4,477,102
(5,222,312)	17,159,444	1,022,329	261,267	1,964,710	4,570,749

44,969,599	27,810,155	5,301,267	5,040,000	7,610,749	3,040,000
$39,747,287	$44,969,599	$6,323,596	$5,301,267	$9,575,459	$7,610,749
$(482,297)	$(416,240)	64,932	$62,144	$168,872	$72,786

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	167

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Global Dividend Value		AllianzGI NFJ International Small-Cap Value

	Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,181,257	$1,899,401	$414,397	$184,098
Net realized gain (loss)	4,043,646	3,737,570	1,461,108	417,518
Net change in unrealized appreciation/depreciation	(2,887,427)	8,506,884	(1,033,876)	1,265,550
Net increase (decrease) in net assets resulting from investment operations	3,337,476	14,143,855	841,629	1,867,166
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(289,279)	(198,998)	(28,563)	(20,797)
Class C	(106,170)	(60,674)	(13,235)	(1,215)
Class D	(22,598)	(11,466)	(8,011)	(5,602)
Class P	(50,720)	(29,012)	(134)	(128)
Institutional Class	(1,494,313)	(1,218,754)	(198,102)	(45,319)
Net realized capital gains:
Class A	(524,358)	(15,289)	(49,292)	(5,301)
Class C	(278,781)	(8,154)	(14,329)	(57)
Class D	(37,086)	(958)	(20,783)	(607)
Class P	(87,797)	(2,174)	(325)	(57)
Institutional Class	(2,562,825)	(86,720)	(277,871)	(17,772)
Total Dividends and Distributions to Shareholders	(5,453,927)	(1,632,199)	(610,645)	(96,855)
Fund Share Transactions:
Net proceeds from the sale of shares	23,212,818	22,951,780	11,637,433	11,135,989
Issued in reinvestment of dividends and distributions	4,954,544	1,512,963	609,584	96,234
Cost of shares redeemed	(29,958,637)	(18,882,275)	(8,626,539)	(2,078,411)
Net increase (decrease) from Fund share transactions	(1,791,275)	5,582,468	3,620,478	9,153,812
Total Increase (Decrease) in Net Assets	(3,907,726)	18,094,124	3,851,462	10,924,123
Net Assets:
Beginning of period	70,181,392	52,087,268	15,630,820	4,706,697
End of period*	$66,273,666	$70,181,392	$19,482,282	$15,630,820
* Including undistributed (dividends in excess of) net investment income of:	$876,625	$689,680	$425,244	$195,568

**	Commencement of operations.

168	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Value II		AllianzGI Short Duration High Income		AllianzGI Structured Return

Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Period from December 3, 2012** through November 30, 2013

$864,809	$85,369	$28,755,543	$15,626,920	$(99,064)	$(126,988)
158,105	191,143	2,167,612	(1,886,608)	478,651	508,983
(1,278,749)	468,866	(14,120,813)	3,327,579	348,559	87,059
(255,835)	745,378	16,802,342	17,067,891	728,146	469,054

(2,980)	(668)	(8,370,337)	(6,075,369)	—	—
(1,279)	(115)	(3,564,709)	(2,115,400)	—	—
(410)	(136)	(1,473,888)	(739,149)	—	—
(1,094)	(143)	(9,035,739)	(4,408,587)	—	—
(735,960)	(57,743)	(10,905,778)	(5,527,917)	—	—

(2,574)	(70)	—	(27,576)	(37,417)	—
(1,615)	(16)	—	(9,938)	(5,488)	—
(448)	(16)	—	(3,477)	(69,417)	—
(452)	(16)	—	(18,635)	(2,794)	—
(154,322)	(6,282)	—	(13,278)	(410,919)	—
(901,134)	(65,205)	(33,350,451)	(18,939,326)	(526,035)	—

39,704,993	341,684	559,371,784	501,029,596	16,098,848	4,819,307
901,134	65,204	27,490,449	15,566,518	526,035	—
(4,406,491)	(1,246,435)	(360,175,213)	(172,942,850)	(3,270,567)	(1,282,224)
36,199,636	(839,547)	226,687,020	343,653,264	13,354,316	3,537,083
35,042,667	(159,374)	210,138,911	341,781,829	13,556,427	4,006,137

4,318,221	4,477,595	552,541,180	210,759,351	10,046,137	6,040,000
$39,360,888	$4,318,221	$762,680,091	$552,541,180	$23,602,564	$10,046,137
$184,108	$55,965	$(2,799,819)	$(2,186,043)	$—	$—

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	169

Statements of Changes in Net Assets (cont’d)

	AllianzGI Ultra Micro Cap		AllianzGI U.S. Equity Hedged

	Year ended November 30, 2014	Year ended November 30, 2013	Year ended November 30, 2014	Period from December 3, 2012** through November 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(2,310,720)	$(716,570)	$91,071	$47,172
Net realized gain (loss)	(290,346)	263,637	(425,013)	(228,900)
Net change in unrealized appreciation/depreciation	(1,655,282)	24,719,725	1,330,644	880,477
Net increase (decrease) in net assets resulting from investment operations	(4,256,348)	24,266,792	996,702	698,749
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(13,056)	—
Class C	—	—	(1,801)	—
Class D	—	—	(1,167)	—
Class P	—	—	(47)	—
Institutional Class	—	—	(36,196)	—
Net realized capital gains:
Class A	(280,502)	(16,345)	(80,061)	—
Class C	—	—	(9,450)	—
Class D	—	—	(15,115)	—
Class R	—	—	—	—
Class P	(11,847)	(314)	(638)	—
Institutional Class	(259,818)	(22,004)	(562,186)	—
Total Dividends and Distributions to Shareholders	(552,167)	(38,663)	(719,717)	—
Fund Share Transactions:
Net proceeds from the sale of shares	74,836,748	114,937,995	8,217,176	3,572,078
Issued in reinvestment of dividends and distributions	543,201	36,319	719,717	—
Cost of shares redeemed	(82,317,148)	(30,589,080)	(871,008)	(100,791)
Net increase (decrease) from Fund share transactions	(6,937,199)	84,385,234	8,065,885	3,471,287
Total Increase (Decrease) in Net Assets	(11,745,714)	108,613,363	8,342,870	4,170,036
Net Assets:
Beginning of period	125,023,519	16,410,156	7,210,036	3,040,000
End of period*	$113,277,805	$125,023,519	$15,552,906	$7,210,036
* Including undistributed (dividends in excess of) net investment income of:	$(2,167,107)	$(752,280)	$91,204	$47,678

**	Commencement of operations.

170	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Small-Cap Growth

Year ended November 30, 2014	Year ended November 30, 2013

$(297,538)	$(161,572)
3,004,047	3,685,227
(2,125,589)	8,171,710
580,920	11,695,365

—	—
—	—
—	—
—	—
—	—

(497,317)	(31,876)
(62,072)	(4,670)
(7,759)	(1,186)
(2,639)	(232)
(12,307)	(477)
(2,798,232)	(440,662)
(3,380,326)	(479,103)

16,713,796	16,516,133
2,978,885	451,442
(14,261,233)	(15,100,256)
5,431,448	1,867,319
2,632,042	13,083,581

34,896,739	21,813,158
$37,528,781	$34,896,739
$(410,511)	$(112,973)

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	171

Financial Highlights

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2015:
Class A
11/30/2014	$19.56	$0.42	$0.37	$0.79	$(0.40)	$—
11/30/2013	19.52	0.49	0.10	0.59	(0.55)	—
11/30/2012	18.86	0.48	1.27	1.75	(0.70)	(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
Class C
11/30/2014	$19.23	$0.28	$0.36	$0.64	$(0.19)	$—
11/30/2013	19.15	0.38	0.05	0.43	(0.35)	—
11/30/2012	18.53	0.35	1.24	1.59	(0.58)	(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
Class D
11/30/2014	$19.54	$0.41	$0.36	$0.77	$(0.24)	$—
11/30/2013	19.52	0.88	(0.32)	0.56	(0.54)	—
11/30/2012	18.87	0.41	1.34	1.75	(0.71)	(0.39)
11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
Class R
11/30/2014	$19.48	$0.36	$0.36	$0.72	$(0.15)	$—
11/30/2013	19.50	0.46	0.05	0.51	(0.53)	—
11/30/2012	18.85	0.19	1.51	1.70	(0.66)	(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
Class P
11/30/2014	$19.74	$0.48	$0.38	$0.86	$(0.43)	$—
11/30/2013	19.66	0.51	0.14	0.65	(0.57)	—
11/30/2012	18.97	0.34	1.49	1.83	(0.75)	(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
Class R6
11/30/2014	$19.77	$0.50	$0.38	$0.88	$(0.45)	$—
11/30/2013	19.68	0.54	0.12	0.66	(0.57)	—
11/30/2012	18.99	0.54	1.31	1.85	(0.77)	(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
Administrative Class
11/30/2014	$19.68	$0.44	$0.38	$0.82	$(0.40)	$—
11/30/2013	19.60	0.22	0.37	0.59	(0.51)	—
11/30/2012	18.94	0.48	1.29	1.77	(0.72)	(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.

172	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.40)	$19.95	4.14%	$12,398	0.41%	0.60%	2.15%	114%
(0.55)	19.56	3.10	4,900	0.40	0.60	2.55	94
(1.09)	19.52	9.88	1,798	0.40	0.60	2.57	70
(1.03)	18.86	3.27	1,564	0.47	2.06	2.03	108
(0.80)	19.28	9.67	229	0.50	5.47	2.62	24

$(0.19)	$19.68	3.37%	$1,096	1.16%	1.35%	1.43%	114%
(0.35)	19.23	2.29	1,445	1.15	1.35	2.01	94
(0.97)	19.15	9.08	2,049	1.15	1.35	1.91	70
(1.01)	18.53	2.44	2,347	1.22	2.66	1.65	108
(0.71)	19.09	8.88	305	1.25	7.23	1.99	24

$(0.24)	$20.07	3.99%	$92	0.51%	0.60%	2.09%	114%
(0.54)	19.54	2.95	191	0.50	0.60	4.52	94
(1.10)	19.52	9.82	1,290	0.50	0.60	2.19	70
(1.01)	18.87	3.20	251	0.50	2.22	3.07	108
(0.80)	19.30	9.62	204	0.50	5.74	2.84	24

$(0.15)	$20.05	3.75%	$206	0.76%	0.85%	1.79%	114%
(0.53)	19.48	2.71	227	0.75	0.85	2.39	94
(1.05)	19.50	9.50	469	0.75	0.85	1.01	70
(0.97)	18.85	2.94	14	0.75	2.46	2.91	108
(0.74)	19.27	9.43	13	0.75	5.77	2.87	24

$(0.43)	$20.17	4.43%	$3,720	0.11%	0.20%	2.43%	114%
(0.57)	19.74	3.39	3,925	0.10	0.20	2.65	94
(1.14)	19.66	10.27	3,845	0.10	0.20	1.78	70
(1.04)	18.97	3.44	14	0.25	2.00	3.41	108
(0.80)	19.37	9.88	14	0.30	5.38	3.32	24

$(0.45)	$20.20	4.53%	$13,577	0.01%	0.10%	2.49%	114%
(0.57)	19.77	3.52	7,675	—	0.12	2.77	94
(1.16)	19.68	10.31	8,243	—	0.15	2.84	70
(1.06)	18.99	3.53	5,885	0.15	1.90	3.48	108
(0.81)	19.39	10.02	5,553	0.20	5.26	3.32	24

$(0.40)	$20.10	4.23%	$3,190	0.36%	0.45%	2.21%	114%
(0.51)	19.68	3.08	3,646	0.35	0.45	1.13	94
(1.11)	19.60	9.97	15	0.35	0.45	2.57	70
(1.01)	18.94	3.23	14	0.42	2.17	3.23	108
(0.78)	19.34	9.75	13	0.45	5.54	3.17	24

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	173

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
11/30/2014	$19.32	$0.41	$0.37	$0.78	$(0.38)	$—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
Class C
11/30/2014	$19.16	$0.27	$0.35	$0.62	$(0.18)	$—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
Class D
11/30/2014	$19.37	$0.40	$0.36	$0.76	$(0.33)	$—
11/30/2013	19.16	0.49	0.20	0.69	(0.43)	(0.05)
11/30/2012	18.84	0.39	1.36	1.75	(0.68)	(0.75)
11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
Class R
11/30/2014	$19.27	$0.35	$0.36	$0.71	$(0.28)	$—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
Class P
11/30/2014	$19.53	$0.47	$0.38	$0.85	$(0.40)	$—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
Class R6
11/30/2014	$19.57	$0.51	$0.35	$0.86	$(0.42)	$—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
Administrative Class
11/30/2014	$19.42	$0.43	$0.36	$0.79	$(0.37)	$—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	See Note 6 in the Notes to Financial Statements.

174	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.38)	$19.72	4.11%	$34,624	0.42%	0.60%	2.08%	89%
(0.53)	19.32	3.75	9,102	0.40	0.60	2.60	86
(1.45)	19.15	10.23	985	0.38	0.60	2.40	55
(1.14)	18.82	2.82	351	0.48	2.71	2.56	56
(0.85)	19.43	9.60	154	0.53	6.52	2.79	23

$(0.18)	$19.60	3.29%	$468	1.17%	1.35%	1.39%	89%
(0.19)	19.16	3.02	438	1.15	1.35	1.64	86
(1.35)	18.78	9.29	364	1.13	1.35	2.07	55
(1.07)	18.53	2.07	669	1.23	3.40	1.61	56
(0.79)	19.21	8.72	204	1.28	8.05	1.72	23

$(0.33)	$19.80	3.98%	$274	0.52%	0.60%	2.06%	89%
(0.48)	19.37	3.67	319	0.50	0.60	2.58	86
(1.43)	19.16	10.02	266	0.48	0.60	2.12	55
(1.12)	18.84	2.85	115	0.52	2.91	3.80	56
(0.85)	19.43	9.54	187	0.53	5.95	2.80	23

$(0.28)	$19.70	3.72%	$1,008	0.77%	0.85%	1.81%	89%
(0.51)	19.27	3.40	1,022	0.75	0.85	2.26	86
(1.39)	19.14	9.84	938	0.73	0.85	0.97	55
(1.07)	18.81	2.57	14	0.77	3.09	2.77	56
(0.79)	19.40	9.25	13	0.78	6.30	2.99	23

$(0.40)	$19.98	4.43%	$12,665	0.12%	0.20%	2.38%	89%
(0.54)	19.53	4.06	7,643	0.10	0.20	2.44	86
(1.48)	19.30	10.55	5,323	0.08	0.20	1.95	55
(1.15)	18.94	3.07	42	0.17	1.39	2.24	56
(0.85)	19.51	9.81	14	0.33	5.93	3.44	23

$(0.42)	$20.01	4.48%	$5,574	0.02%	0.10%	2.59%	89%
(0.54)	19.57	4.19	7,457	—	0.12	3.00	86
(1.50)	19.32	10.62	7,708	— (d)	0.15	2.98	55
(1.17)	18.96	3.16	5,157	0.17	2.51	3.34	56
(0.87)	19.53	9.90	4,834	0.23	5.80	3.44	23

$(0.37)	$19.84	4.15%	$7,974	0.37%	0.45%	2.19%	89%
(0.54)	19.42	3.79	7,210	0.35	0.45	1.27	86
(1.44)	19.25	10.20	15	0.33	0.45	2.73	55
(1.12)	18.90	2.87	14	0.44	2.78	3.09	56
(0.83)	19.48	9.63	14	0.48	6.08	3.29	23

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	175

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
11/30/2014	$16.92	$0.37	$0.33	$0.70	$(0.32)	$—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
11/30/2014	$16.84	$0.32	$0.32	$0.64	$(0.27)	$—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
11/30/2014	$17.02	$0.40	$0.35	$0.75	$(0.34)	$—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
11/30/2014	$17.04	$0.44	$0.33	$0.77	$(0.36)	$—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
11/30/2014	$16.98	$0.38	$0.33	$0.71	$(0.32)	$—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

176	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.32)	$17.30	4.22%	$31,358	0.41%		0.60%		2.16%		93%
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.27)	$17.21	3.83%	$1,004	0.76%		0.85%		1.89%		93%
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.34)	$17.43	4.49%	$13,866	0.11%		0.20%		2.32%		93%
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.36)	$17.45	4.60%	$6,745	0.01%		0.10%		2.54%		93%
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76
(0.15)	16.68	12.28	5,375	—	(d)(e)	0.15	(d)	2.94	(d)	55

$(0.32)	$17.37	4.26%	$12,135	0.36%		0.45%		2.23%		93%
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	177

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
11/30/2014	$20.66	$0.48	$0.38	$0.86	$(0.47)	$—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
Class C
11/30/2014	$20.42	$0.33	$0.36	$0.69	$(0.28)	$—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
Class D
11/30/2014	$20.74	$0.47	$0.38	$0.85	$(0.43)	$—
11/30/2013	19.84	0.52	0.90	1.42	(0.48)	(0.04)
11/30/2012	19.82	0.52	1.36	1.88	(0.69)	(1.17)
11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
Class R
11/30/2014	$20.65	$0.41	$0.37	$0.78	$(0.36)	$—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
Class P
11/30/2014	$20.93	$0.51	$0.43	$0.94	$(0.50)	$—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
Class R6
11/30/2014	$20.98	$0.59	$0.36	$0.95	$(0.51)	$—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
Administrative Class
11/30/2014	$20.87	$0.50	$0.38	$0.88	$(0.47)	$—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	See Note 6 in the Notes to Financial Statements.

178	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.47)	$21.05	4.26%	$25,487	0.39%		0.60%	2.28%	93%
(0.58)	20.66	7.48	10,080	0.35		0.60	2.58	79
(1.87)	19.80	10.68	10,692	0.29		0.60	1.48	47
(1.41)	19.77	1.76	460	0.45		2.50	2.43	52
(0.67)	20.78	11.07	286	0.63		5.46	2.57	33

$(0.28)	$20.83	3.43%	$680	1.14%		1.35%	1.59%	93%
(0.39)	20.42	6.63	736	1.10		1.35	1.77	79
(1.71)	19.53	9.80	605	1.04		1.35	2.26	47
(1.36)	19.51	1.20	654	1.21		3.34	1.84	52
(0.61)	20.59	10.17	542	1.38		7.39	1.32	33

$(0.43)	$21.16	4.17%	$639	0.49%		0.60%	2.22%	93%
(0.52)	20.74	7.34	643	0.45		0.60	2.60	79
(1.86)	19.84	10.48	519	0.39		0.60	2.69	47
(1.41)	19.82	1.89	377	0.48		2.51	2.59	52
(0.67)	20.82	11.04	295	0.63		5.63	2.41	33

$(0.36)	$21.07	3.85%	$1,420	0.74%		0.85%	1.94%	93%
(0.57)	20.65	7.09	1,199	0.70		0.85	2.28	79
(1.81)	19.85	10.23	1,103	0.64		0.85	0.95	47
(1.36)	19.81	1.66	14	0.74		2.82	2.54	52
(0.60)	20.80	10.73	14	0.88		5.79	2.53	33

$(0.50)	$21.37	4.58%	$17,741	0.09%		0.20%	2.42%	93%
(0.60)	20.93	7.77	7,748	0.05		0.20	2.54	79
(1.91)	20.02	10.97	5,103	—	(d)	0.20	2.06	47
(1.43)	19.95	2.13	19	0.22		2.27	2.84	52
(0.67)	20.92	11.27	14	0.43		5.41	2.97	33

$(0.51)	$21.42	4.63%	$8,752	—	%(d)	0.10%	2.79%	93%
(0.60)	20.98	7.87	10,854	—	(d)	0.12	3.05	79
(1.92)	20.04	11.07	9,182	—	(d)	0.15	3.14	47
(1.45)	19.97	2.23	5,813	0.13		2.24	3.04	52
(0.68)	20.94	11.35	5,145	0.33		5.29	3.02	33

$(0.47)	$21.28	4.29%	$9,586	0.34%		0.45%	2.37%	93%
(0.56)	20.87	7.55	8,939	0.30		0.45	1.29	79
(1.87)	19.96	10.60	16	0.24		0.45	2.95	47
(1.41)	19.91	1.99	15	0.41		2.52	2.85	52
(0.64)	20.88	11.04	14	0.58		5.55	2.82	33

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	179

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
11/30/2014	$18.09	$0.41	$0.39	$0.80	$(0.40)	$—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
11/30/2014	$18.00	$0.35	$0.38	$0.73	$(0.30)	$—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
11/30/2014	$18.20	$0.43	$0.43	$0.86	$(0.41)	$—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
11/30/2014	$18.23	$0.49	$0.38	$0.87	$(0.42)	$—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
11/30/2014	$18.15	$0.43	$0.39	$0.82	$(0.39)	$—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

180	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.40)	$18.49	4.49%	$20,351	0.39%		0.60%		2.27%		90%
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.30)	$18.43	4.14%	$1,089	0.74%		0.85%		1.93%		90%
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.41)	$18.65	4.84%	$14,105	0.09%		0.20%		2.32%		90%
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(0.42)	$18.68	4.89%	$6,587	—	%(e)	0.10%		2.66%		90%
(0.48)	18.23	10.24	5,850	—	(e)	0.12		3.10		67
(0.18)	17.00	14.65	5,132	—	(d)(e)	0.15	(d)	3.00	(d)	38

$(0.39)	$18.58	4.60%	$11,550	0.34%		0.45%		2.33%		90%
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	181

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
11/30/2014	$21.45	$0.48	$0.50	$0.98	$(0.51)	$(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
Class C
11/30/2014	$21.21	$0.33	$0.48	$0.81	$(0.33)	$(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
Class D
11/30/2014	$21.42	$0.47	$0.48	$0.95	$(0.43)	$(0.01)
11/30/2013	19.61	0.56	1.74	2.30	(0.45)	(0.04)
11/30/2012	20.16	0.41	1.44	1.85	(0.68)	(1.72)
11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
Class R
11/30/2014	$21.31	$0.41	$0.49	$0.90	$(0.40)	$(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
Class P
11/30/2014	$21.63	$0.50	$0.56	$1.06	$(0.53)	$(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
Class R6
11/30/2014	$21.66	$0.61	$0.47	$1.08	$(0.54)	$(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
Administrative Class
11/30/2014	$21.53	$0.50	$0.49	$0.99	$(0.49)	$(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	See Note 6 in the Notes to Financial Statements.

182	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.52)	$21.91	4.65%	$16,631	0.38%		0.60%	2.22%	84%
(0.57)	21.45	12.11	5,513	0.35		0.60	2.40	61
(2.41)	19.71	10.61	1,915	0.28		0.60	1.52	45
(1.91)	20.22	0.81	151	0.42		2.96	2.42	53
(0.64)	21.88	12.48	79	0.56		5.99	3.57	44

$(0.34)	$21.68	3.90%	$269	1.13%		1.35%	1.51%	84%
(0.46)	21.21	11.20	317	1.10		1.35	1.66	61
(2.28)	19.53	9.80	195	1.03		1.35	1.66	45
(1.67)	20.07	0.07	87	1.15		3.56	1.30	53
(0.53)	21.65	11.61	22	1.31		6.66	2.82	44

$(0.44)	$21.93	4.53%	$217	0.48%		0.60%	2.15%	84%
(0.49)	21.42	11.94	229	0.45		0.60	2.76	61
(2.40)	19.61	10.42	245	0.38		0.60	2.16	45
(1.97)	20.16	0.77	187	0.46		3.00	3.57	53
(0.61)	21.88	12.49	177	0.56		6.58	2.51	44

$(0.41)	$21.80	4.31%	$1,343	0.73%		0.85%	1.88%	84%
(0.56)	21.31	11.70	1,167	0.70		0.85	2.15	61
(2.35)	19.63	10.24	848	0.63		0.85	0.87	45
(1.89)	20.16	0.54	15	0.70		3.22	2.63	53
(0.57)	21.85	12.19	15	0.81		6.50	2.90	44

$(0.54)	$22.15	4.99%	$11,734	0.08%		0.20%	2.27%	84%
(0.58)	21.63	12.42	4,704	0.05		0.20	2.37	61
(2.45)	19.82	10.99	2,343	—	(d)	0.20	2.00	45
(1.97)	20.31	1.06	15	0.21		2.75	3.11	53
(0.63)	21.97	12.64	15	0.36		6.10	3.35	44

$(0.55)	$22.19	5.09%	$8,071	—	%(d)	0.10%	2.78%	84%
(0.58)	21.66	12.51	9,939	—	(d)	0.12	2.93	61
(2.47)	19.83	11.04	7,782	—	(d)	0.15	2.95	45
(1.99)	20.33	1.11	5,315	0.10		2.65	3.15	53
(0.65)	22.00	12.83	4,769	0.26		5.98	3.43	44

$(0.50)	$22.02	4.72%	$5,278	0.33%		0.45%	2.31%	84%
(0.55)	21.53	12.13	5,054	0.30		0.45	1.27	61
(2.41)	19.75	10.67	17	0.23		0.45	2.72	45
(1.94)	20.26	0.87	15	0.38		2.93	2.94	53
(0.61)	21.93	12.48	15	0.51		6.24	3.20	44

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	183

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
11/30/2014	$18.67	$0.41	$0.49	$0.90	$(0.45)	$(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
11/30/2014	$18.57	$0.34	$0.49	$0.83	$(0.36)	$(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
11/30/2014	$18.77	$0.40	$0.57	$0.97	$(0.47)	$(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
11/30/2014	$18.80	$0.49	$0.49	$0.98	$(0.47)	$(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
11/30/2014	$18.71	$0.42	$0.49	$0.91	$(0.44)	$(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

184	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.48)	$19.09	4.89%	$10,080	0.37%		0.60%		2.17%		69%
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.39)	$19.01	4.52%	$449	0.72%		0.85%		1.82%		69%
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(0.50)	$19.24	5.26%	$8,793	0.07%		0.20%		2.10%		69%
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51
(0.22)	17.06	15.37	1,584	—	(d)(e)	0.20	(d)	2.46	(d)	38

$(0.50)	$19.28	5.33%	$5,477	—	%(e)	0.10%		2.55%		69%
(0.55)	18.80	13.80	4,587	—	(e)	0.12		2.91		51
(0.22)	17.07	15.44	3,733	—	(d)(e)	0.15	(d)	3.23	(d)	38

$(0.47)	$19.15	4.95%	$1,763	0.32%		0.45%		2.24%		69%
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	185

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
11/30/2014	$21.55	$0.44	$0.58	$1.02	$(0.57)	$(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
Class C
11/30/2014	$21.34	$0.30	$0.55	$0.85	$(0.44)	$(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
Class D
11/30/2014	$21.58	$0.46	$0.52	$0.98	$(0.52)	$(0.13)
11/30/2013	19.48	0.45	2.28	2.73	(0.56)	(0.07)
11/30/2012	20.15	0.48	1.37	1.85	(0.73)	(1.79)
11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
Class R
11/30/2014	$21.46	$0.39	$0.53	$0.92	$(0.45)	$(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
Class P
11/30/2014	$21.77	$0.45	$0.64	$1.09	$(0.59)	$(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
Class R6
11/30/2014	$21.80	$0.57	$0.55	$1.12	$(0.59)	$(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
Administrative Class
11/30/2014	$21.69	$0.49	$0.54	$1.03	$(0.56)	$(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	See Note 6 in the Notes to Financial Statements.

186	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.70)	$21.87	4.85%	$4,772	0.35%		0.60%	2.02%	78%
(0.67)	21.55	14.50	1,014	0.30		0.60	2.08	54
(2.55)	19.48	10.64	1,371	0.26		0.60	1.45	47
(2.11)	20.16	0.80	71	0.41		2.92	2.85	51
(0.62)	22.00	13.02	57	0.56		6.28	3.05	37

$(0.57)	$21.62	4.08%	$138	1.10%		1.35%	1.38%	78%
(0.48)	21.34	13.64	119	1.05		1.35	1.48	54
(2.38)	19.25	9.78	60	1.01		1.35	1.44	47
(2.03)	19.92	(0.01)	48	1.17		3.70	2.09	51
(0.50)	21.85	12.21	35	1.31		7.37	2.11	37

$(0.65)	$21.91	4.68%	$288	0.45%		0.60%	2.13%	78%
(0.63)	21.58	14.42	333	0.40		0.60	2.21	54
(2.52)	19.48	10.51	202	0.36		0.60	2.55	47
(2.11)	20.15	0.75	189	0.44		3.02	2.74	51
(0.63)	22.01	12.99	166	0.56		6.36	3.04	37

$(0.58)	$21.80	4.41%	$584	0.70%		0.85%	1.79%	78%
(0.67)	21.46	14.11	497	0.65		0.85	1.85	54
(2.47)	19.47	10.30	359	0.61		0.85	0.96	47
(2.06)	20.12	0.51	17	0.69		3.21	2.71	51
(0.58)	21.97	12.75	17	0.81		6.49	2.98	37

$(0.72)	$22.14	5.13%	$5,234	0.05%		0.20%	2.06%	78%
(0.70)	21.77	14.90	1,397	—		0.20	2.34	54
(2.57)	19.64	11.00	762	—	(d)	0.20	1.98	47
(2.13)	20.27	0.96	15	0.19		2.75	3.21	51
(0.64)	22.10	13.26	15	0.36		6.08	3.48	37

$(0.72)	$22.20	5.27%	$9,227	—	%(d)	0.10%	2.58%	78%
(0.70)	21.80	14.94	8,935	—	(d)	0.12	2.68	54
(2.60)	19.66	11.06	6,431	—	(d)	0.15	3.03	47
(2.16)	20.30	1.11	5,149	0.09		2.65	3.22	51
(0.66)	22.12	13.34	4,619	0.26		5.97	3.56	37

$(0.69)	$22.03	4.87%	$1,245	0.30%		0.45%	2.25%	78%
(0.66)	21.69	14.66	1,194	0.25		0.45	1.07	54
(2.54)	19.58	10.62	17	0.21		0.45	2.77	47
(2.10)	20.23	0.82	15	0.37		2.93	3.04	51
(0.62)	22.06	13.09	15	0.51		6.23	3.32	37

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	187

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
11/30/2014	$18.51	$0.39	$0.50	$0.89	$(0.49)	$(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
11/30/2014	$18.42	$0.30	$0.53	$0.83	$(0.41)	$(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
11/30/2014	$18.61	$0.38	$0.57	$0.95	$(0.50)	$(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
11/30/2014	$18.64	$0.47	$0.50	$0.97	$(0.50)	$(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
11/30/2014	$18.55	$0.38	$0.52	$0.90	$(0.48)	$(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

188	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.70)	$18.70	4.96%	$1,089	0.35%		0.60%		2.11%		74%
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(0.62)	$18.63	4.61%	$144	0.70%		0.85%		1.61%		74%
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(0.71)	$18.85	5.27%	$1,362	0.05%		0.20%		2.04%		74%
(0.90)	18.61	14.88	240	—		0.20		1.96		41
(0.22)	17.08	15.52	59	—	(d)(e)	0.20	(d)	2.77	(d)	31

$(0.71)	$18.90	5.37%	$4,934	—	%(e)	0.10%		2.52%		74%
(0.90)	18.64	15.06	4,388	—	(e)	0.12		2.77		41
(0.22)	17.09	15.52	3,509	—	(d)(e)	0.15	(d)	3.21	(d)	31

$(0.69)	$18.76	5.00%	$357	0.30%		0.45%		2.06%		74%
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	189

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
11/30/2014	$18.96	$0.42	$0.31	$0.73	$(0.34)	$—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
Class C
11/30/2014	$18.76	$0.27	$0.31	$0.58	$(0.20)	$—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
Class D
11/30/2014	$19.05	$0.40	$0.32	$0.72	$(0.32)	$—
11/30/2013	19.29	0.45	0.05	0.50	(0.63)	(0.08)
11/30/2012	18.36	0.30	1.41	1.71	(0.58)	(0.20)
11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
Class R
11/30/2014	$19.53	$0.36	$0.33	$0.69	$(0.27)	$—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
Class P
11/30/2014	$19.20	$0.47	$0.34	$0.81	$(0.40)	$—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
Class R6
11/30/2014	$18.83	$0.49	$0.33	$0.82	$(0.42)	$—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
Administrative Class
11/30/2014	$19.15	$0.43	$0.33	$0.76	$(0.35)	$—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	See Note 6 in the Notes to Financial Statements.
(e)	Less than 0.01%.

190	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$—	$(0.34)	$19.35	3.88%	$6,324	0.40%		0.60%	2.18%	101%
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60	2.64	81
—	(0.78)	19.20	9.68	4,891	0.40		0.60	2.57	51
—	(0.87)	18.27	3.45	4,427	0.46		1.60	2.01	74
—	(0.81)	18.52	8.86	595	0.52		5.29	2.65	22

$—	$(0.20)	$19.14	3.12%	$3,984	1.15%		1.35%	1.42%	101%
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35	1.99	81
—	(0.65)	18.99	8.84	6,935	1.15		1.35	1.70	51
—	(0.75)	18.09	2.71	5,820	1.22		2.48	1.50	74
—	(0.86)	18.36	8.09	1,398	1.27		6.16	1.56	22

$—	$(0.32)	$19.45	3.79%	$1,012	0.50%		0.60%	2.07%	101%
(0.03)	(0.74)	19.05	2.70	1,111	0.49		0.60	2.37	81
—	(0.78)	19.29	9.53	1,553	0.50		0.60	1.59	51
—	(0.86)	18.36	3.42	326	0.51		2.21	2.65	74
—	(0.76)	18.60	8.89	179	0.52		5.75	2.75	22

$—	$(0.27)	$19.95	3.55%	$215	0.75%		0.85%	1.80%	101%
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85	2.36	81
—	(0.72)	19.74	9.28	183	0.75		0.85	1.29	51
—	(0.54)	18.77	3.18	17	0.76		4.59	2.82	74
—	(0.63)	18.73	8.61	15	0.77		5.62	2.70	22

$—	$(0.40)	$19.61	4.23%	$6,349	0.11%		0.21%	2.39%	101%
(0.03)	(0.83)	19.20	3.12	4,427	0.09		0.20	2.42	81
—	(0.85)	19.44	10.05	4,751	0.10		0.20	1.71	51
—	(0.58)	18.49	3.69	14	0.26		4.47	3.38	74
—	(1.00)	18.41	9.13	13	0.32		5.13	3.20	22

$—	$(0.42)	$19.23	4.36%	$9,496	—	%(d)(e)	0.10%	2.56%	101%
(0.03)	(0.84)	18.83	3.23	9,487	—	(d)	0.12	2.96	81
—	(0.85)	19.08	10.11	11,294	—		0.15	2.64	51
—	(0.91)	18.16	3.77	4,904	0.16		1.81	3.53	74
—	(1.03)	18.40	9.24	4,803	0.22		5.04	3.22	22

$—	$(0.35)	$19.56	3.97%	$2,001	0.35%		0.45%	2.20%	101%
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45	1.16	81
—	(0.80)	19.41	9.71	15	0.35		0.45	2.59	51
—	(0.56)	18.46	3.49	14	0.44		4.65	3.21	74
—	(0.96)	18.40	8.94	13	0.47		5.28	3.05	22

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	191

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI Global Allocation:
Class A
11/30/2014	$11.90	$0.30	$0.25	$0.55	$(0.27)	$12.18
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	11.90
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	11.07
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	10.30
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	10.58
Class B
11/30/2014	$12.13	$0.23	$0.25	$0.48	$(0.17)	$12.44
11/30/2013	11.27	0.26	0.94	1.20	(0.34)	12.13
11/30/2012	10.48	0.21	0.81	1.02	(0.23)	11.27
11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	10.48
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	10.74
Class C
11/30/2014	$12.04	$0.22	$0.24	$0.46	$(0.17)	$12.33
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	12.04
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	11.19
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	10.41
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	10.69
Class D
11/30/2014	$11.85	$0.28	$0.27	$0.55	$(0.27)	$12.13
11/30/2013	11.03	0.23	1.03	1.26	(0.44)	11.85
11/30/2012	10.27	0.24	0.84	1.08	(0.32)	11.03
11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	10.27
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	10.56
Class R
11/30/2014	$11.84	$0.28	$0.26	$0.54	$(0.25)	$12.13
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	11.84
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	11.02
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	10.26
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	10.54
Class P
11/30/2014	$11.90	$0.32	$0.26	$0.58	$(0.29)	$12.19
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	11.90
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	11.07
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	10.28
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	10.56

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.

192	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

4.62%	$65,499	0.40%	1.34%	2.48%	48%
11.79	69,565	0.41	1.36	2.68	45
10.64	70,312	0.43	1.38	2.32	57
0.95	73,816	0.47	1.35	2.32	64
11.56	72,415	0.51	1.42	2.58	46

3.96%	$1,823	1.11%	2.10%	1.88%	48%
10.84	2,874	1.14	2.18	2.25	45
9.90	4,307	1.19	2.09	1.96	57
0.15	9,467	1.22	2.10	1.95	64
10.86	18,030	1.26	2.19	2.13	46

3.88%	$62,275	1.13%	2.08%	1.78%	48%
10.81	68,756	1.14	2.10	1.98	45
9.90	71,375	1.18	2.11	1.59	57
0.15	78,367	1.22	2.09	1.64	64
10.65	87,546	1.26	2.16	1.93	46

4.68%	$2,241	0.39%	1.37%	2.31%	48%
11.70	1,189	0.37	1.39	1.99	45
10.68	266	0.46	1.33	2.25	57
0.95	197	0.45	1.38	1.56	64
11.48	34	0.51	1.41	2.28	46

4.57%	$17	0.56%	1.53%	2.32%	48%
11.44	17	0.59	1.54	2.42	45
10.44	15	0.67	1.56	2.02	57
0.73	14	0.72	1.59	2.11	64
11.30	13	0.76	1.64	2.38	46

4.96%	$2,139	0.16%	1.12%	2.68%	48%
11.92	1,960	0.19	1.13	2.81	45
10.91	1,340	0.25	1.37	2.75	57
1.13	1,996	0.27	1.22	2.52	64
11.77	6,433	0.31	1.39	2.54	46

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	193

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI Global Allocation (cont’d)
Institutional Class
11/30/2014	$11.78	$0.32	$0.27	$0.59	$(0.30)	$12.07
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	11.78
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	10.97
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	10.21
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	10.48
Administrative Class
11/30/2014	$12.17	$0.30	$0.27	$0.57	$(0.27)	$12.47
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	12.17
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	11.30
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	10.51
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	10.78

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.

194	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

5.01%	$74,957	0.16%	1.11%	2.69%	48%
11.90	68,675	0.16	1.11	2.81	45
11.01	57,357	0.15	1.14	2.47	57
1.31	47,916	0.16	1.12	2.50	64
11.88	37,093	0.21	1.15	2.91	46

4.68%	$33	0.41%	1.27%	2.45%	48%
11.59	24	0.41	1.48	3.73	45
10.70	1,653	0.40	1.42	2.35	57
1.05	1,649	0.41	1.36	1.19	64
11.62	14	0.46	1.37	2.68	46

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	195

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Growth Allocation:
Class A
11/30/2014	$24.70	$0.44	$0.31	$0.75	$(0.66)	$(2.86)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
Class C
11/30/2014	$24.28	$0.25	$0.32	$0.57	$(0.47)	$(2.86)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
Class D
11/30/2014	$24.58	$0.50	$0.25	$0.75	$(0.68)	$(2.86)
11/30/2013	22.00	0.31	3.16	3.47	(0.67)	(0.22)
11/30/2012	20.78	0.37	1.85	2.22	(0.69)	(0.31)
11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
Class R
11/30/2014	$24.62	$0.40	$0.30	$0.70	$(0.67)	$(2.86)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
Class P
11/30/2014	$24.71	$0.46	$0.33	$0.79	$(0.70)	$(2.86)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
Institutional Class
11/30/2014	$24.74	$0.48	$0.34	$0.82	$(0.70)	$(2.86)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
Administrative Class
11/30/2014	$24.67	$0.42	$0.33	$0.75	$(0.66)	$(2.86)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.

196	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(3.52)	$21.93	3.40%	$1,042	0.40%	4.53%	2.00%	62%
(0.83)	24.70	16.42	1,344	0.40	3.84	1.82	101
(0.90)	22.04	11.17	841	0.41	4.12	2.40	51
(1.43)	20.72	0.17	1,283	0.47	3.23	2.02	85
(0.49)	22.03	13.08	815	0.54	5.64	2.29	66

$(3.33)	$21.52	2.57%	$1,346	1.18%	5.31%	1.16%	62%
(0.70)	24.28	15.52	1,455	1.18	4.53	1.33	101
(0.82)	21.71	10.34	1,277	1.18	4.65	1.44	51
(1.28)	20.49	(0.53)	1,241	1.20	4.46	1.13	85
(0.46)	21.81	12.34	497	1.29	6.28	2.18	66

$(3.54)	$21.79	3.41%	$137	0.40%	4.51%	2.29%	62%
(0.89)	24.58	16.43	413	0.40	4.16	1.36	101
(1.00)	22.00	11.13	105	0.41	3.95	1.73	51
(1.40)	20.78	0.19	37	0.45	3.60	2.20	85
(0.47)	22.06	13.15	22	0.54	5.48	3.05	66

$(3.53)	$21.79	3.17%	$145	0.63%	4.99%	1.79%	62%
(0.71)	24.62	16.13	111	0.63	4.28	1.00	101
(0.99)	21.90	10.89	38	0.65	4.16	1.87	51
(1.34)	20.73	(0.08)	36	0.71	3.90	1.84	85
(0.45)	22.01	12.91	15	0.79	5.61	3.04	66

$(3.56)	$21.94	3.57%	$43	0.23%	4.40%	2.06%	62%
(0.89)	24.71	16.62	41	0.23	3.76	1.65	101
(1.03)	22.08	11.35	17	0.23	3.67	2.32	51
(1.42)	20.85	0.34	15	0.27	3.26	2.84	85
(0.49)	22.12	13.38	15	0.34	5.21	3.48	66

$(3.56)	$22.00	3.69%	$3,401	0.13%	4.30%	2.16%	62%
(0.91)	24.74	16.71	3,296	0.13	3.48	2.43	101
(1.06)	22.10	11.51	5,008	0.13	3.84	2.42	51
(1.44)	20.87	0.43	4,483	0.17	3.16	2.95	85
(0.50)	22.14	13.49	4,484	0.24	5.11	3.58	66

$(3.52)	$21.90	3.38%	$26	0.38%	4.55%	1.90%	62%
(0.86)	24.67	16.48	20	0.38	3.79	2.09	101
(1.00)	22.04	11.20	17	0.38	3.82	2.17	51
(1.39)	20.81	0.20	15	0.42	3.41	2.69	85
(0.47)	22.08	13.20	15	0.49	5.36	3.33	66

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	197

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Behavioral Advantage Large Cap:
Class A
11/30/2014	$23.72	$0.24	$2.79	$3.03	$(0.24)	$(0.84)
11/30/2013	19.04	0.24	5.73	5.97	(0.20)	(1.09)
11/30/2012	16.05	0.29	2.76	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class C
11/30/2014	$23.34	$0.07	$2.74	$2.81	$(0.14)	$(0.84)
11/30/2013	18.90	0.09	5.65	5.74	(0.21)	(1.09)
11/30/2012	16.02	0.16	2.74	2.90	(0.02)	—
9/8/2011* - 11/30/2011	15.00	0.01	1.01	1.02	—	—
Class D
11/30/2014	$23.50	$0.28	$2.75	$3.03	$(0.06)	$(0.84)
11/30/2013	19.04	0.23	5.68	5.91	(0.36)	(1.09)
11/30/2012	16.05	0.28	2.77	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class P
11/30/2014	$23.74	$0.31	$2.78	$3.09	$(0.15)	$(0.84)
11/30/2013	19.09	0.29	5.71	6.00	(0.26)	(1.09)
11/30/2012	16.05	0.32	2.79	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.00	1.05	—	—
Institutional Class
11/30/2014	$23.74	$0.31	$2.81	$3.12	$(0.19)	$(0.84)
11/30/2013	19.10	0.30	5.73	6.03	(0.30)	(1.09)
11/30/2012	16.06	0.34	2.77	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.01	1.06	—	—
AllianzGI Best Styles Global Equity:
Class A
9/2/2014* - 11/30/2014	$16.51	$0.05	$0.01	$0.06	$—	$—
Institutional Class
9/2/2014* - 11/30/2014	$16.51	$0.06	$0.01	$0.07	$—	$—
Class R6
12/2/2013* - 11/30/2014	$15.00	$0.38	$1.20	$1.58	$—	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than 1%.

198	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.08)	$25.67	13.43%	$10,023	0.82%		1.02%		1.02%		89%
(1.29)	23.72	33.61	8,607	0.83		1.25		1.09		64
(0.06)	19.04	19.07	49	0.90		2.76		1.59		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(0.98)	$25.17	12.61%	$450	1.57%		1.83%		0.29%		89%
(1.30)	23.34	32.60	204	1.59		2.08		0.44		64
(0.02)	18.90	18.15	64	1.65		3.62		0.89		76
—	16.02	6.80	10	1.65	(c)	3.59	(c)	0.38	(c)	— (d)

$(0.90)	$25.63	13.45%	$1,025	0.81%		4.22%		1.19%		89%
(1.45)	23.50	33.57	183	0.85		2.08		1.15		64
(0.06)	19.04	19.07	19	0.90		2.61		1.55		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(0.99)	$25.84	13.64%	$117	0.65%		0.81%		1.29%		89%
(1.35)	23.74	33.83	17	0.65		1.20		1.42		64
(0.07)	19.09	19.43	13	0.65		2.38		1.76		76
—	16.05	7.00	11	0.65	(c)	2.70	(c)	1.39	(c)	— (d)

$(1.03)	$25.83	13.79%	$74,044	0.55%		0.76%		1.29%		89%
(1.39)	23.74	34.02	48,281	0.55		1.05		1.44		64
(0.07)	19.10	19.46	17,172	0.55		2.32		1.88		76
—	16.06	7.07	10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (d)

$—	$16.57	0.36%	$10	0.75	%(c)	2.53	%(c)	1.31	%(c)	76%

$—	$16.58	0.42%	$10	0.50	%(c)	2.27	%(c)	1.56	%(c)	76%

$—	$16.58	10.53%	$33,422	0.40	%(c)	1.80	%(c)	2.40	%(c)	76%

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	199

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI China Equity:
Class A
11/30/2014	$16.85	$0.20	$0.38	$0.58	$(0.12)	$—
11/30/2013	14.78	0.15	2.13	2.28	(0.21)	—
11/30/2012	15.01	0.16	0.91	1.07	(0.10)	(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (d)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
11/30/2014	$16.78	$(0.02)	$0.46	$0.44	$— (d)	$—
11/30/2013	14.63	(0.03)	2.18	2.15	— (d)	—
11/30/2012	14.88	0.06	0.89	0.95	— (d)	(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (d)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class D
11/30/2014	$16.86	$0.23	$0.34	$0.57	$(0.05)	$—
11/30/2013	14.91	0.07	2.23	2.30	(0.35)	—
11/30/2012	15.04	0.16	0.91	1.07	— (d)	(1.20)
11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—
Class P
11/30/2014	$16.99	$0.19	$0.43	$0.62	$(0.03)	$—
11/30/2013	14.78	0.23	2.11	2.34	(0.13)	—
11/30/2012	15.10	0.01	1.08	1.09	(0.21)	(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
11/30/2014	$16.82	$0.22	$0.39	$0.61	$(0.13)	$—
11/30/2013	14.81	0.20	2.13	2.33	(0.32)	—
11/30/2012	15.12	0.20	0.90	1.10	(0.21)	(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the net asset value and the total return by $0.12 and 0.82%, respectively.
(d)	Less than $(0.01) per share.
(e)	Annualized.

200	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.12)	$17.31		3.47%	$367	1.70%		5.73%		1.21%		123%
(0.21)	16.85	(c)	15.58 (c)	137	1.73		5.88		0.96		36
(1.30)	14.78		8.35	137	1.72		6.54		1.15		36
(0.82)	15.01		(20.45)	191	1.73		5.29		3.25		132
—	19.81		32.07	239	1.90	(e)	8.21	(e)	(0.99	)(e)	21

$— (d)	$17.22		2.63%	$27	2.50%		6.92%		(0.10)%		123%
— (d)	16.78	(c)	14.70 (c)	52	2.56		6.59		(0.20)		36
(1.20)	14.63		7.49	55	2.52		8.46		0.43		36
(0.82)	14.88		(21.02)	108	2.56		6.74		(0.56)		132
—	19.78		31.87	387	2.65	(e)	8.88	(e)	(1.88	)(e)	21

$(0.05)	$17.38		3.40%	$289	1.77%		9.06%		1.34%		123%
(0.35)	16.86	(c)	15.64 (c)	220	1.77		13.23		0.42		36
(1.20)	14.91		8.26	362	1.74		15.31		1.14		36
(0.83)	15.04		(20.40)	232	1.77		6.76		0.14		132
—	19.84		32.27	386	1.90	(e)	8.10	(e)	(0.91	)(e)	21

$(0.03)	$17.58		3.62%	$38	1.51%		4.74%		1.07%		123%
(0.13)	16.99	(c)	15.93 (c)	13	1.51		5.73		1.53		36
(1.41)	14.78		8.51	25	1.50		5.74		0.08		36
(0.83)	15.10		(20.18)	124	1.51		8.18		0.79		132
—	19.87		32.47	13	1.65	(e)	8.13	(e)	(0.19	)(e)	21

$(0.13)	$17.30		3.68%	$4,226	1.45%		5.93%		1.37%		123%
(0.32)	16.82	(c)	15.99 (c)	4,076	1.45		5.69		1.31		36
(1.41)	14.81		8.64	3,490	1.43		6.19		1.41		36
(0.84)	15.12		(20.11)	3,216	1.45		5.96		1.04		132
—	19.88		32.53	3,923	1.55	(e)	8.01	(e)	(0.08	)(e)	21

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	201

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
11/30/2014	$34.91	$0.39	$2.81	$3.20	$(0.73)	$(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
11/30/2014	$34.93	$0.13	$2.80	$2.93	$(0.47)	$(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (d)	—
Class D
11/30/2014	$34.86	$0.38	$2.79	$3.17	$(0.68)	$(0.84)
11/30/2013	28.22	0.52	6.57	7.09	(0.45)	—
11/30/2012	28.08	0.51	1.95	2.46	(0.75)	(1.57)
11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
11/30/2014	$34.87	$0.26	$2.81	$3.07	$(0.65)	$(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
11/30/2014	$34.84	$0.47	$2.80	$3.27	$(0.80)	$(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
11/30/2014	$34.80	$0.50	$2.79	$3.29	$(0.83)	$(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
Administrative Class
11/30/2014	$34.84	$0.43	$2.79	$3.22	$(0.68)	$(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

202	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.57)	$36.54	(e)	9.47	%(e)	$483,863	0.97%	0.97%	1.09%	94%
(0.49)	34.91		25.49		319,778	0.96	0.96	1.67	81
(2.32)	28.27		9.64		94,347	1.01	1.01	1.91	108
(0.66)	28.11		1.95		64,857	0.97	0.97	1.89	129
(0.21)	28.21		8.46		10,500	0.96 (c)	0.97 (c)	2.25 (c)	116

$(1.31)	$36.55	(e)	8.66	%(e)	$127,201	1.70%	1.70%	0.36%	94%
(0.27)	34.93		24.55		113,799	1.70	1.70	0.94	81
(2.13)	28.30		8.81		36,917	1.76	1.76	1.16	108
(0.52)	28.15		1.26		27,465	1.74	1.74	1.17	129
— (d)	28.30		7.94		227	1.77 (c)	1.77 (c)	1.40 (c)	116

$(1.52)	$36.51	(e)	9.41	%(e)	$79,288	1.02%	1.02%	1.05%	94%
(0.45)	34.86		25.41		121,663	1.02	1.02	1.60	81
(2.32)	28.22		9.57		35,886	1.06	1.06	1.85	108
(0.65)	28.08		1.99		30,176	0.98	0.98	1.83	129
(0.25)	28.16		8.46		2,180	0.93 (c)	0.94 (c)	2.31 (c)	116

$(1.49)	$36.45	(e)	9.10	%(e)	$1,440	1.30%	1.30%	0.74%	94%
(0.28)	34.87		24.86		394	1.51	1.51	1.06	81
(2.26)	28.20		9.25		210	1.36	1.36	1.58	108
(0.59)	28.08		1.76		37	1.22	1.22	1.67	129
(0.20)	28.17		8.29		11	1.25 (c)	1.26 (c)	1.97 (c)	116

$(1.64)	$36.47	(e)	9.71	%(e)	$224,860	0.74%	0.74%	1.32%	94%
(0.54)	34.84		25.76		251,377	0.75	0.75	1.96	81
(2.36)	28.20		9.84		53,368	0.80	0.86	2.12	108
(0.69)	28.04		2.14		37,551	0.80	0.83	2.07	129
(0.28)	28.12		18.34		21,417	0.84 (c)	0.87 (c)	2.35 (c)	116

$(1.67)	$36.42	(e)	9.79	%(e)	$1,781,193	0.65%	0.65%	1.41%	94%
(0.56)	34.80		25.88		1,583,824	0.65	0.65	1.93	81
(2.40)	28.16		10.00		804,646	0.67	0.67	2.26	108
(0.72)	28.00		2.24		521,854	0.70	0.70	2.16	129
(0.66)	28.08		20.46		471,226	0.77	0.80	2.42	116

$(1.52)	$36.54	(e)	9.57	%(e)	$3,783	0.89%	0.89%	1.22%	94%
(0.48)	34.84		25.55		12,951	0.90	0.90	1.65	81
(2.33)	28.20		9.70		2,199	0.92	0.92	2.00	108
(0.66)	28.04		2.00		1,352	0.97	0.97	1.90	129
(0.28)	28.14		8.45		11	0.98 (c)	0.99 (c)	2.23 (c)	116

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	203

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Debt:
Class A
9/15/2014* - 11/30/2014	$15.00	$0.11	$(0.19)	$(0.08)	$—	$—
Class C
9/15/2014* - 11/30/2014	$15.00	$0.09	$(0.19)	$(0.10)	$—	$—
Class P
9/15/2014* - 11/30/2014	$15.00	$0.12	$(0.20)	$(0.08)	$—	$—
Institutional Class
9/15/2014* - 11/30/2014	$15.00	$0.12	$(0.19)	$(0.07)	$—	$—
AllianzGI Global Fundamental Strategy:
Class A
11/30/2014	$15.45	$0.26	$0.42	$0.68	$(0.12)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class C
11/30/2014	$15.40	$0.14	$0.42	$0.56	$(0.06)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.01	0.39	0.40	—	—
Class D
11/30/2014	$15.45	$0.43	$0.25	$0.68	$(0.12)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class P
11/30/2014	$15.46	$0.28	$0.43	$0.71	$(0.13)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.07	0.39	0.46	—	—
Institutional Class
11/30/2014	$15.47	$0.30	$0.42	$0.72	$(0.14)	$(0.06)
7/1/2013* - 11/30/2013	15.00	0.08	0.39	0.47	—	—
AllianzGI Global Managed Volatility:
Class A
11/30/2014	$17.96	$0.40	$1.42	$1.82	$(0.49)	$(0.56)
11/30/2013	16.68	0.39	1.63	2.02	(0.59)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class C
11/30/2014	$17.62	$0.26	$1.40	$1.66	$(0.46)	$(0.56)
11/30/2013	16.56	0.24	1.64	1.88	(0.67)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.33	1.23	1.56	—	—
Class D
11/30/2014	$17.88	$0.39	$1.43	$1.82	$(0.42)	$(0.56)
11/30/2013	16.68	0.45	1.58	2.03	(0.68)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class P
11/30/2014	$18.06	$0.43	$1.45	$1.88	$(0.52)	$(0.56)
11/30/2013	16.71	0.48	1.61	2.09	(0.59)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.48	1.23	1.71	—	—
Institutional Class
11/30/2014	$18.06	$0.46	$1.42	$1.88	$(0.53)	$(0.56)
11/30/2013	16.73	0.50	1.60	2.10	(0.62)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.49	1.24	1.73	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

204	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$14.92		(0.53)%		$10	1.20	%(c)	2.51	%(c)	3.65	%(c)	27%

$—	$14.90		(0.67)%		$10	1.95	%(c)	3.25	%(c)	2.90	%(c)	27%

$—	$14.92		(0.53)%		$10	1.05	%(c)	2.25	%(c)	3.80	%(c)	27%

$—	$14.93		(0.47)%		$29,856	0.95	%(c)	2.28	%(c)	3.91	%(c)	27%

$(0.18)	$15.95	(d)	4.45	%(d)	$16	1.25%		2.36%		1.62%		28%
—	15.45		3.00		10	1.25	(c)	2.41	(c)	0.96	(c)	2

$(0.12)	$15.84	(d)	3.69	%(d)	$11	2.00%		3.14%		0.88%		28%
—	15.40		2.67		10	2.00	(c)	3.16	(c)	0.21	(c)	2

$(0.18)	$15.95	(d)	4.45	%(d)	$54	1.25%		2.95%		2.75%		28%
—	15.45		3.00		10	1.25	(c)	2.41	(c)	0.97	(c)	2

$(0.19)	$15.98	(d)	4.66	%(d)	$11	1.10%		2.14%		1.79%		28%
—	15.46		3.07		10	1.10	(c)	2.16	(c)	1.12	(c)	2

$(0.20)	$15.99	(d)	4.72	%(d)	$22,115	1.00%		2.15%		1.90%		28%
—	15.47		3.13		20,682	1.00	(c)	2.14	(c)	1.23	(c)	2

$(1.05)	$18.73		10.88%		$197	0.94%		2.59%		2.25%		118%
(0.74)	17.96		12.66		117	0.95		2.63		2.28		92
—	16.68		11.20		50	0.95	(c)	3.24	(c)	2.56	(c)	92

$(1.02)	$18.26		10.07%		$258	1.62%		3.30%		1.49%		118%
(0.82)	17.62		11.90		184	1.64		3.26		1.40		92
—	16.56		10.40		12	1.70	(c)	4.02	(c)	2.18	(c)	92

$(0.98)	$18.72		10.87%		$220	0.93%		2.70%		2.23%		118%
(0.83)	17.88		12.74		57	0.90		2.84		2.61		92
—	16.68		11.20		38	0.95	(c)	3.37	(c)	2.63	(c)	92

$(1.08)	$18.86		11.14%		$14	0.69%		2.29%		2.45%		118%
(0.74)	18.06		13.03		13	0.70		2.38		2.78		92
—	16.71		11.40		11	0.70	(c)	3.11	(c)	3.19	(c)	92

$(1.09)	$18.85		11.19%		$16,069	0.60%		2.21%		2.59%		118%
(0.77)	18.06		13.09		14,156	0.60		2.32		2.92		92
—	16.73		11.53		14,585	0.60	(c)	2.98	(c)	3.22	(c)	92

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	205

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI Global Water:
Class A
11/30/2014	$12.41	$0.07	$0.25	$0.32	$(0.03)	$12.70
11/30/2013	10.26	0.07	2.20	2.27	(0.12)	12.41
11/30/2012	8.89	0.12	1.30	1.42	(0.05)	10.26
11/30/2011	8.75	0.06	0.08	0.14	— (c)	8.89
11/30/2010	7.99	0.03	0.74	0.77	(0.01)	8.75
Class C
11/30/2014	$12.11	$(0.03)	$0.25	$0.22	$— (c)	$12.33
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)	12.11
11/30/2012	8.70	0.05	1.27	1.32	— (c)	10.02
11/30/2011	8.62	(0.01)	0.09	0.08	— (c)	8.70
11/30/2010	7.93	(0.03)	0.72	0.69	— (c)	8.62
Class D
11/30/2014	$12.38	$0.05	$0.25	$0.30	$(0.02)	$12.66
11/30/2013	10.25	0.07	2.19	2.26	(0.13)	12.38
11/30/2012	8.87	0.10	1.32	1.42	(0.04)	10.25
11/30/2011	8.73	0.04	0.10	0.14	— (c)	8.87
11/30/2010	7.98	0.03	0.73	0.76	(0.01)	8.73
Class P
11/30/2014	$12.49	$0.09	$0.27	$0.36	$(0.05)	$12.80
11/30/2013	10.30	0.09	2.21	2.30	(0.11)	12.49
11/30/2012	8.93	0.14	1.30	1.44	(0.07)	10.30
11/30/2011	8.77	0.07	0.09	0.16	— (c)	8.93
11/30/2010	7.99	0.05	0.74	0.79	(0.01)	8.77
Institutional Class
11/30/2014	$12.37	$0.11	$0.24	$0.35	$(0.11)	$12.61
11/30/2013	10.25	0.09	2.21	2.30	(0.18)	12.37
11/30/2012	8.88	0.12	1.32	1.44	(0.07)	10.25
11/30/2011	8.71	0.08	0.09	0.17	— (c)	8.88
11/30/2010	7.94	0.05	0.74	0.79	(0.02)	8.71

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Less than $(0.01) per share.

206	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

2.57%	$138,219	1.46%	1.46%	0.55%	28%
22.31	118,252	1.54	1.54	0.63	28
16.12	59,611	1.57	1.60	1.27	73
1.62	27,101	1.68	1.68	0.60	73
9.63	22,774	1.80	1.80	0.41	40

1.82%	$77,082	2.23%	2.23%	(0.26)%	28%
21.41	51,767	2.33	2.33	(0.18)	28
15.17	25,870	2.33	2.41	0.48	73
0.93	20,842	2.44	2.44	(0.15)	73
8.70	22,225	2.56	2.60	(0.37)	40

2.42%	$23,056	1.60%	1.60%	0.37%	28%
22.30	17,624	1.60	1.60	0.62	28
16.09	5,869	1.64	2.25	1.02	73
1.60	5,214	1.72	2.00	0.47	73
9.70	1,157	1.84	2.74	0.34	40

2.87%	$84,835	1.21%	1.21%	0.67%	28%
22.58	42,448	1.34	1.34	0.81	28
16.22	16,820	1.41	1.47	1.49	73
1.85	16,118	1.49	1.52	0.79	73
9.95	10,432	1.56	1.64	0.62	40

2.82%	$23,685	1.15%	1.15%	0.84%	28%
22.77	14,429	1.19	1.19	0.77	28
16.44	3,105	1.29	1.29	1.28	73
1.99	1,267	1.37	1.39	0.91	73
9.96	1,378	1.46	1.48	0.61	40

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	207

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
11/30/2014	$10.36	$0.61	$(0.36)	$0.25	$(0.67)	$(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
11/30/2014	$10.35	$0.54	$(0.37)	$0.17	$(0.60)	$(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class D
11/30/2014	$10.08	$0.59	$(0.37)	$0.22	$(0.66)	$(0.09)
11/30/2013	9.91	0.64	0.22	0.86	(0.68)	(0.01)
11/30/2012	9.47	0.70	0.60	1.30	(0.73)	(0.13)
11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—
Class R
11/30/2014	$10.05	$0.54	$(0.34)	$0.20	$(0.63)	$(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
11/30/2014	$10.05	$0.62	$(0.35)	$0.27	$(0.70)	$(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
11/30/2014	$10.08	$0.62	$(0.35)	$0.27	$(0.71)	$(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
Administrative Class
11/30/2014	$10.04	$0.59	$(0.36)	$0.23	$(0.67)	$(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

208	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.76)	$9.85	(d)	2.39	%(d)	$76,274	0.94%	0.94%	5.93%	66%
(0.69)	10.36		8.98		73,920	0.91	0.91	6.49	67
(0.86)	10.16		14.34		109,668	0.89	0.90	7.21	86
(0.78)	9.69		4.29		61,339	1.05	1.05	7.19	168
(0.30)	10.03		7.07		1,296	1.11 (c)	1.47 (c)	7.70 (c)	144

$(0.69)	$9.83	(d)	1.57	%(d)	$23,249	1.68%	1.68%	5.23%	66%
(0.61)	10.35		8.14		27,525	1.70	1.70	5.68	67
(0.79)	10.15		13.54		30,692	1.68	1.68	6.43	86
(0.70)	9.68		3.53		12,443	1.82	1.87	6.56	168
(0.27)	10.02		6.73		311	1.87 (c)	2.21 (c)	7.12 (c)	144

$(0.75)	$9.55	(d)	2.17	%(d)	$36,987	1.01%	1.01%	5.90%	66%
(0.69)	10.08		8.92		108,011	1.00	1.02	6.40	67
(0.86)	9.91		14.33		43,921	0.96	1.07	7.14	86
(0.76)	9.47		4.42		20,378	1.07	1.12	7.36	168
(0.52)	9.79		7.09		169	1.11 (c)	1.47 (c)	7.84 (c)	144

$(0.72)	$9.53	(d)	1.91	%(d)	$2,823	1.43%	1.45%	5.48%	66%
(0.67)	10.05		8.72		2,851	1.15	1.32	6.24	67
(0.84)	9.88		14.05		2,111	1.15	1.25	6.95	86
(0.75)	9.45		4.02		342	1.33	1.37	7.23	168
(0.50)	9.80		6.97		11	1.36 (c)	1.63 (c)	7.74 (c)	144

$(0.79)	$9.53	(d)	2.63	%(d)	$47,385	0.71%	0.71%	6.21%	66%
(0.71)	10.05		9.27		77,649	0.74	0.74	6.64	67
(0.87)	9.87		14.48		19,497	0.74	0.79	7.39	86
(0.79)	9.44		4.57		11,096	0.88	0.88	7.49	168
(0.54)	9.78		7.22		11	0.97 (c)	1.14 (c)	8.13 (c)	144

$(0.80)	$9.55	(d)	2.59	%(d)	$163,567	0.64%	0.64%	6.27%	66%
(0.72)	10.08		9.35		139,306	0.62	0.62	6.76	67
(0.89)	9.90		14.68		121,362	0.63	0.63	7.47	86
(0.80)	9.46		4.66		70,174	0.61	0.77	7.65	168
(0.81)	9.80		16.23		93,782	0.63	0.93	8.65	144

$(0.76)	$9.51	(d)	2.27	%(d)	$34,714	0.97%	0.97%	5.93%	66%
(0.70)	10.04		9.02		32,789	0.90	0.91	6.49	67
(0.87)	9.87		14.54		27,274	0.90	1.14	8.92	86
(0.77)	9.43		4.27		11	1.03	1.03	7.25	168
(0.53)	9.78		7.12		11	1.12 (c)	1.28 (c)	7.98 (c)	144

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	209

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
11/30/2014	$42.30	$0.09	$(2.41)	$(2.32)	$(0.64)	$(3.57)
11/30/2013	31.89	0.09	10.32	10.41	— (c)	—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
11/30/2014	$41.78	$(0.18)	$(2.39)	$(2.57)	$(0.31)	$(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
11/30/2014	$43.24	$0.16	$(2.52)	$(2.36)	$(1.16)	$(3.57)
11/30/2013	32.60	0.05	10.59	10.64	— (c)	—
11/30/2012	28.33	0.24	4.03	4.27	— (c)	—
11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
11/30/2014	$42.23	$0.07	$(2.47)	$(2.40)	$(0.96)	$(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
11/30/2014	$41.97	$0.16	$(2.41)	$(2.25)	$(0.50)	$(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
Institutional Class
11/30/2014	$42.94	$0.21	$(2.49)	$(2.28)	$(0.41)	$(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—

(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.

210	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(4.21)	$35.77	(5.84)%	$5,290	1.45%	1.76%	0.23%		77%
— (c)	42.30	32.64	4,569	1.45	1.83	0.23		92
(0.64)	31.89	15.13	2,773	1.50	1.76	0.53		117
(0.61)	28.31	(8.03)	4,103	1.60	1.83	0.40		66
—	31.36	10.81	97	1.66 (d)	1.70 (d)	(0.07	)(d)	57

$(3.88)	$35.33	(6.52)%	$1,135	2.19%	2.45%	(0.47)%		77%
(0.02)	41.78	31.67	702	2.20	2.43	(0.46)		92
(0.23)	31.75	14.26	531	2.26	2.37	(0.24)		117
(0.55)	28.01	(8.75)	455	2.34	2.86	0.19		66
—	31.22	10.32	176	2.44 (d)	2.48 (d)	(1.23	)(d)	57

$(4.73)	$36.15	(5.83)%	$1,453	1.45%	1.71%	0.41%		77%
— (c)	43.24	32.65	339	1.45	1.73	0.13		92
— (c)	32.60	15.07	112	1.56	5.66	0.77		117
(0.58)	28.33	(8.08)	1,440	1.61	2.83	0.22		66
—	31.37	10.85	38	1.66 (d)	1.83 (d)	0.22	(d)	57

$(4.53)	$35.30	(6.06)%	$73	1.70%	2.10%	0.19%		77%
(0.36)	42.23	32.29	27	1.70	1.96	0.05		92
(0.20)	32.25	14.86	12	1.74	1.90	0.26		117
(0.51)	28.27	(8.32)	10	1.82	1.84	0.51		66
—	31.32	10.67	11	1.91 (d)	2.35 (d)	0.27	(d)	57

$(4.07)	$35.65	(5.68)%	$27,882	1.29%	1.54%	0.41%		77%
(0.35)	41.97	32.86	33,574	1.30	1.52	0.45		92
(0.19)	31.92	15.32	28,996	1.31	1.52	0.68		117
(0.12)	27.86	(7.86)	34,772	1.32	1.47	0.95		66
(0.16)	30.35	18.12	46,636	1.37	1.77	0.74		57

$(3.98)	$36.68	(5.61)%	$55,743	1.21%	1.46%	0.53%		77%
(0.31)	42.94	32.96	71,875	1.21	1.44	0.46		92
(0.37)	32.60	15.50	88,301	1.20	1.38	0.80		117
(0.50)	28.58	(7.74)	84,026	1.20	1.34	1.14		66
(0.64)	31.45	18.22	89,186	1.23	1.70	0.86		57

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	211

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
11/30/2014	$16.06	$(0.21)	$— (c)	$(0.21)	$—	$(0.97)
11/30/2013	11.62	(0.20)	5.57	5.37	—	(0.93)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85	1.78	—	—
Class P
11/30/2014	$16.08	$(0.19)	$— (c)	$(0.19)	$—	$(0.97)
11/30/2013	11.61	(0.17)	5.57	5.40	—	(0.93)
11/30/2012	12.20	(0.10)	1.47	1.37	—	(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	—	(0.21)
Institutional Class
11/30/2014	$16.15	$(0.19)	$— (c)	$(0.19)	$—	$(0.97)
11/30/2013	11.65	(0.15)	5.58	5.43	—	(0.93)
11/30/2012	12.22	(0.10)	1.49	1.39	—	(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	—	(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—	—
AllianzGI Multi-Asset Real Return:
Class A
11/30/2014	$15.34	$0.14	$(0.26)	$(0.12)	$(0.23)	$(0.08)
12/17/2012* - 11/30/2013	15.00	0.12	0.22	0.34	—	—
Class C
11/30/2014	$15.24	$0.03	$(0.25)	$(0.22)	$(0.20)	$(0.08)
12/17/2012* - 11/30/2013	15.00	(0.03)	0.27	0.24	—	—
Class D
11/30/2014	$15.34	$0.14	$(0.25)	$(0.11)	$(0.21)	$(0.08)
12/17/2012* - 11/30/2013	15.00	0.14	0.20	0.34	—	—
Class P
11/30/2014	$15.36	$0.18	$(0.27)	$(0.09)	$(0.23)	$(0.08)
12/17/2012* - 11/30/2013	15.00	0.16	0.20	0.36	—	—
Institutional Class
11/30/2014	$15.37	$0.19	$(0.26)	$(0.07)	$(0.25)	$(0.08)
12/17/2012* - 11/30/2013	15.00	0.18	0.19	0.37	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $0.01 per share.
(d)	Annualized.
(e)	Does not include expenses of the investment companies in which the Fund invests.

212	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.97)	$14.88	(1.11)%	$4,684	1.66%		2.10%		(1.40)%		48%
(0.93)	16.06	50.11	1,065	1.80		2.07		(1.45)		63
—	11.62	18.09	135	1.82	(d)	2.18	(d)	(0.62	)(d)	62

$(0.97)	$14.92	(0.98)%	$1,550	1.52%		1.81%		(1.21)%		48%
(0.93)	16.08	50.42	2,192	1.63		1.90		(1.25)		63
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(d)	1.85	(d)	(1.35	)(d)	74

$(0.97)	$14.99	(0.97)%	$33,513	1.54%		1.80%		(1.25)%		48%
(0.93)	16.15	50.51	41,713	1.54		2.01		(1.10)		63
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
—	13.80	32.18	57,591	1.57		1.64		(1.25)		112

$(0.31)	$14.91	(0.81)%	$143	0.85	%(e)	4.61	%(e)	0.90	%(e)	41%
—	15.34	2.27	45	0.86	(d)(e)	8.42	(d)(e)	0.83	(d)(e)	46

$(0.28)	$14.74	(1.50)%	$114	1.60	%(e)	5.46	%(e)	0.21	%(e)	41%
—	15.24	1.60	81	1.60	(d)(e)	9.55	(d)(e)	(0.17	)(d)(e)	46

$(0.29)	$14.94	(0.79)%	$23	0.85	%(e)	60.76	%(e)	0.88	%(e)	41%
—	15.34	2.27	10	0.86	(d)(e)	19.52	(d)(e)	0.96	(d)(e)	46

$(0.31)	$14.96	(0.64)%	$10	0.70	%(e)	4.50	%(e)	1.14	%(e)	41%
—	15.36	2.40	10	0.71	(d)(e)	7.75	(d)(e)	1.11	(d)(e)	46

$(0.33)	$14.97	(0.50)%	$6,034	0.60	%(e)	4.48	%(e)	1.22	%(e)	41%
—	15.37	2.47	5,155	0.61	(d)(e)	7.74	(d)(e)	1.21	(d)(e)	46

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	213

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Emerging Markets Value:
Class A
11/30/2014	$15.42	$0.37	$0.08	$0.45	$(0.42)
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)
Class C
11/30/2014	$15.35	$0.28	$0.05	$0.33	$(0.28)
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)
Class D
11/30/2014	$15.45	$0.42	$0.03	$0.45	$(0.35)
12/18/2012* - 11/30/2013	15.00	0.25	0.36	0.61	(0.16)
Class P
11/30/2014	$15.45	$0.43	$0.05	$0.48	$(0.37)
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)
Institutional Class
11/30/2014	$15.46	$0.46	$0.03	$0.49	$(0.38)
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

214	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$15.45	2.94%	$110	1.55%		4.86%		2.33%		85%
15.42	4.14	19	1.55	(c)	17.07	(c)	2.41	(c)	67

$15.40	2.19%	$73	2.30%		5.60%		1.82%		85%
15.35	3.40	25	2.30	(c)	19.41	(c)	1.00	(c)	67

$15.55	2.95%	$1,492	1.55%		5.76%		2.68%		85%
15.45	4.10	1,086	1.55	(c)	8.48	(c)	1.75	(c)	67

$15.56	3.13%	$11	1.39%		4.64%		2.77%		85%
15.45	4.25	11	1.41	(c)	7.72	(c)	2.49	(c)	67

$15.57	3.18%	$7,889	1.30%		4.63%		2.96%		85%
15.46	4.38	6,470	1.30	(c)	7.78	(c)	2.70	(c)	67

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	215

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value:
Class A
11/30/2014	$22.08	$0.61	$0.30	$0.91	$(0.55)	$(1.04)
11/30/2013	18.27	0.54	3.75	4.29	(0.44)	(0.04)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
Class C
11/30/2014	$21.82	$0.43	$0.31	$0.74	$(0.39)	$(1.04)
11/30/2013	18.05	0.37	3.72	4.09	(0.28)	(0.04)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
Class D
11/30/2014	$22.30	$0.55	$0.36	$0.91	$(0.56)	$(1.04)
11/30/2013	18.44	0.52	3.80	4.32	(0.42)	(0.04)
11/30/2012	17.38	0.60	1.05	1.65	(0.25)	(0.34)
11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
Class P
11/30/2014	$22.21	$0.65	$0.30	$0.95	$(0.59)	$(1.04)
11/30/2013	18.36	0.57	3.78	4.35	(0.46)	(0.04)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
Institutional Class
11/30/2014	$21.98	$0.66	$0.30	$0.96	$(0.60)	$(1.04)
11/30/2013	18.18	0.60	3.73	4.33	(0.49)	(0.04)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

216	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.59)	$21.40	4.32%	$11,999	1.20%	1.46%	2.82%	49%
(0.48)	22.08	23.80	10,705	1.21	1.51	2.68	43
(0.74)	18.27	9.98	7,355	1.32	1.71	3.13	41
(0.92)	17.35	1.85	6,821	1.50	1.92	3.01	66
(1.06)	17.91	4.71	1,469	1.50	4.55	2.41	40

$(1.43)	$21.13	3.52%	$5,587	1.99%	2.22%	2.03%	49%
(0.32)	21.82	22.88	5,720	2.00	2.27	1.83	43
(0.63)	18.05	9.03	3,948	2.07	2.46	2.34	41
(0.80)	17.19	1.12	3,020	2.25	2.71	2.39	66
(1.05)	17.76	3.99	1,210	2.25	5.11	1.57	40

$(1.60)	$21.61	4.25%	$3,896	1.28%	1.47%	2.55%	49%
(0.46)	22.30	23.72	753	1.31	1.55	2.53	43
(0.59)	18.44	9.83	480	1.38	3.04	3.31	41
(0.86)	17.38	1.91	558	1.50	3.74	3.27	66
(1.11)	17.86	4.68	203	1.50	4.53	2.44	40

$(1.63)	$21.53	4.48%	$1,811	1.04%	1.28%	2.99%	49%
(0.50)	22.21	24.06	1,685	1.05	1.32	2.77	43
(0.79)	18.36	10.11	1,089	1.12	1.51	3.32	41
(0.77)	17.45	2.13	718	1.30	1.99	2.41	66
(1.19)	17.82	4.90	13	1.30	4.45	2.63	40

$(1.64)	$21.30	4.58%	$42,981	0.95%	1.18%	3.08%	49%
(0.53)	21.98	24.16	51,318	0.96	1.21	2.96	43
(0.80)	18.18	10.19	39,215	1.02	1.40	3.38	41
(0.97)	17.29	2.21	20,556	1.20	1.68	3.51	66
(1.21)	17.83	5.07	15,211	1.20	3.40	2.32	40

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	217

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Small-Cap Value:
Class A
11/30/2014	$21.06	$0.39	$0.62	$1.01	$(0.26)	$(0.44)
11/30/2013	17.10	0.35	4.03	4.38	(0.33)	(0.09)
6/1/2012* - 11/30/2012*	15.00	0.07	2.03	2.10	—	—
Class C
11/30/2014	$21.04	$0.23	$0.63	$0.86	$(0.35)	$(0.44)
11/30/2013	17.04	0.16	4.09	4.25	(0.16)	(0.09)
6/1/2012* - 11/30/2012*	15.00	0.09	1.95	2.04	—	—
Class D
11/30/2014	$21.04	$0.38	$0.63	$1.01	$(0.17)	$(0.44)
11/30/2013	17.11	0.42	3.95	4.37	(0.35)	(0.09)
6/1/2012* - 11/30/2012*	15.00	0.13	1.98	2.11	—	—
Class P
11/30/2014	$21.27	$0.44	$0.62	$1.06	$(0.19)	$(0.44)
11/30/2013	17.11	0.39	4.05	4.44	(0.19)	(0.09)
6/1/2012* - 11/30/2012*	15.00	0.16	1.95	2.11	—	—
Institutional Class
11/30/2014	$21.28	$0.45	$0.63	$1.08	$(0.33)	$(0.44)
11/30/2013	17.12	0.43	4.03	4.46	(0.21)	(0.09)
6/1/2012* - 11/30/2012*	15.00	0.17	1.95	2.12	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

218	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.70)	$21.37	4.98%	$2,736	1.45%		2.64%		1.80%		76%
(0.42)	21.06	26.08	2,272	1.45		4.81		1.81		50
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(0.79)	$21.11	4.24%	$1,340	2.20%		3.40%		1.07%		76%
(0.25)	21.04	25.20	521	2.20		5.66		0.80		50
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(0.61)	$21.44	4.98%	$1,388	1.45%		3.47%		1.74%		76%
(0.44)	21.04	26.03	951	1.45		6.56		2.17		50
—	17.11	14.07	84	1.45	(c)	7.85	(c)	1.59	(c)	19

$(0.63)	$21.70	5.17%	$39	1.30%		2.39%		1.98%		76%
(0.28)	21.27	26.28	14	1.31		4.63		2.04		50
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(0.77)	$21.59	5.27%	$13,979	1.20%		2.31%		2.03%		76%
(0.30)	21.28	26.40	11,873	1.21		4.66		2.22		50
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	219

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
11/30/2014	$19.17	$0.47	$(0.44)	$0.03	$(0.56)	$(0.65)
11/30/2013	16.36	0.34	2.71	3.05	(0.22)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
11/30/2014	$19.04	$0.32	$(0.43)	$(0.11)	$(0.46)	$(0.65)
11/30/2013	16.32	0.18	2.73	2.91	(0.17)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class D
11/30/2014	$19.20	$0.51	$(0.49)	$0.02	$(0.56)	$(0.65)
11/30/2013	16.36	0.33	2.73	3.06	(0.20)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.34	1.28	1.62	(0.26)	—
Class P
11/30/2014	$19.24	$0.38	$(0.32)	$0.06	$(0.66)	$(0.65)
11/30/2013	16.38	0.36	2.73	3.09	(0.21)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
11/30/2014	$19.26	$0.57	$(0.50)	$0.07	$(0.65)	$(0.65)
11/30/2013	16.38	0.36	2.76	3.12	(0.22)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—
AllianzGI Short Duration High Income:
Class A
11/30/2014	$15.92	$0.64	$(0.23)	$0.41	$(0.74)	$—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
11/30/2014	$15.89	$0.60	$(0.23)	$0.37	$(0.70)	$—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class D
11/30/2014	$15.92	$0.64	$(0.23)	$0.41	$(0.74)	$—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.65	0.67	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class P
11/30/2014	$15.92	$0.66	$(0.23)	$0.43	$(0.77)	$—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
11/30/2014	$15.94	$0.68	$(0.24)	$0.44	$(0.78)	$—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

220	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.21)	$17.99	0.25%	$167	1.20%		2.46%		2.53%		34%
(0.24)	19.17	18.89	75	1.23		7.16		1.93		20
(0.26)	16.36	10.99	49	1.30	(c)	10.98	(c)	1.89	(c)	22

$(1.11)	$17.82	(0.53)%	$79	1.95%		3.23%		1.76%		34%
(0.19)	19.04	18.02	47	1.97		8.26		1.02		20
(0.18)	16.32	10.17	11	2.05	(c)	10.82	(c)	1.45	(c)	22

$(1.21)	$18.01	0.20%	$14	1.20%		2.45%		2.72%		34%
(0.22)	19.20	18.93	13	1.23		7.04		1.87		20
(0.26)	16.36	10.97	11	1.30	(c)	10.07	(c)	2.20	(c)	22

$(1.31)	$17.99	0.40%	$118	1.01%		2.11%		2.08%		34%
(0.23)	19.24	19.10	13	1.05		6.87		2.05		20
(0.28)	16.38	11.28	11	1.05	(c)	9.92	(c)	2.45	(c)	22

$(1.30)	$18.03	0.45%	$38,983	0.95%		1.78%		3.05%		34%
(0.24)	19.26	19.25	4,170	0.95		6.77		2.06		20
(0.30)	16.38	11.36	4,396	0.95	(c)	9.93	(c)	2.50	(c)	22

$(0.74)	$15.59	2.60%	$163,070	0.85%		0.88%		4.01%		94%
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.70)	$15.56	2.38%	$89,801	1.10%		1.13%		3.78%		94%
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.74)	$15.59	2.62%	$35,821	0.85%		0.97%		4.05%		94%
(0.77)	15.92	4.61	18,902	0.85		1.08		3.99		63
(0.67)	15.97	8.78	10,018	0.90		1.18		4.16		51
(0.05)	15.32	2.50	65	0.95	(c)	2.88	(c)	4.95	(c)	10

$(0.77)	$15.58	2.74%	$248,345	0.70%		0.70%		4.20%		94%
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.78)	$15.60	2.81%	$225,643	0.60%		0.60%		4.28%		94%
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	221

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
11/30/2014	$15.87	$(0.12)	$0.65	$0.53	$—	$(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
11/30/2014	$15.73	$(0.25)	$0.67	$0.42	$—	$(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class D
11/30/2014	$15.89	$(0.11)	$0.64	$0.53	$—	$(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.17	0.89	—	—
Class P
11/30/2014	$15.89	$(0.15)	$0.71	$0.56	$—	$(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
11/30/2014	$15.90	$(0.08)	$0.66	$0.58	$—	$(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
AllianzGI Ultra Micro Cap:
Class A
11/30/2014	$24.34	$(0.44)	$(0.04)	$(0.48)	$—	$(0.11)
11/30/2013	15.53	(0.29)	9.11	8.82	—	(0.01)
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—	—
Class P
11/30/2014	$24.40	$(0.39)	$(0.04)	$(0.43)	$—	$(0.11)
11/30/2013	15.54	(0.24)	9.11	8.87	—	(0.01)
11/30/2012	13.26	(0.20)	2.71	2.51	—	(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	—	(0.03)
Institutional Class
11/30/2014	$24.49	$(0.40)	$(0.05)	$(0.45)	$—	$(0.11)
11/30/2013	15.59	(0.26)	9.17	8.91	—	(0.01)
11/30/2012	13.29	(0.19)	2.72	2.53	—	(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	—	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

222	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.76)	$15.64	3.52%	$2,551	1.52%	4.22%	(0.75)%		229%
—	15.87	5.80	517	1.90 (c)	7.34 (c)	(1.86	)(c)	N/A

$(0.76)	$15.39	2.82%	$138	2.31%	4.74%	(1.64)%		229%
—	15.73	4.87	74	2.65 (c)	6.91 (c)	(2.60	)(c)	N/A

$(0.76)	$15.66	3.52%	$5,735	1.45%	5.05%	(0.72)%		229%
—	15.89	5.93	1,416	1.90 (c)	6.29 (c)	(1.85	)(c)	N/A

$(0.76)	$15.69	3.72%	$37	1.50%	3.73%	(1.00)%		229%
—	15.89	5.93	61	1.75 (c)	5.97 (c)	(1.69	)(c)	N/A

$(0.76)	$15.72	3.84%	$15,142	1.28%	3.65%	(0.54)%		229%
—	15.90	6.00	7,978	1.65 (c)	5.64 (c)	(1.60	)(c)	N/A

$(0.11)	$23.75	(1.98)%	$53,192	2.16%	2.16%	(1.81)%		66%
(0.01)	24.34	56.82	61,525	2.20	2.30	(1.41)		59
—	15.53	21.14	6,862	2.36 (c)	3.36 (c)	(0.96	)(c)	114

$(0.11)	$23.86	(1.77)%	$10,561	1.94%	1.94%	(1.67)%		66%
(0.01)	24.40	57.10	858	2.01	2.07	(1.19)		59
(0.23)	15.54	19.26	252	2.18	3.08	(1.38)		114
(0.03)	13.26	(3.64)	230	2.41 (c)	3.48 (c)	(2.23	)(c)	101

$(0.11)	$23.93	(1.84)%	$49,525	2.00%	2.00%	(1.65)%		66%
(0.01)	24.49	57.18	62,641	2.00	2.00	(1.24)		59
(0.23)	15.59	19.37	9,296	2.08	3.15	(1.32)		114
(0.75)	13.29	6.04	9,757	2.24	3.53	(2.06)		101
—	13.25	48.38	4,629	2.29	5.40	(1.99)		123

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	223

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Equity Hedged:
Class A
11/30/2014	$17.26	$0.12		$1.45	$1.57	$(0.15)	$(0.94)
12/3/2012* - 11/30/2013	15.00	0.12		2.14	2.26	—	—
Class C
11/30/2014	$17.14	$(0.01)		$1.44	$1.43	$(0.18)	$(0.94)
12/3/2012* - 11/30/2013	15.00	—	(d)	2.14	2.14	—	—
Class D
11/30/2014	$17.26	$0.12		$1.47	$1.59	$(0.08)	$(0.94)
12/3/2012* - 11/30/2013	15.00	0.12		2.14	2.26	—	—
Class P
11/30/2014	$17.29	$0.15		$1.47	$1.62	$(0.07)	$(0.94)
12/3/2012* - 11/30/2013	15.00	0.15		2.14	2.29	—	—
Institutional Class
11/30/2014	$17.31	$0.17		$1.46	$1.63	$(0.11)	$(0.94)
12/3/2012* - 11/30/2013	15.00	0.17		2.14	2.31	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

224	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.09)	$17.74	(e)	9.57	%(e)	$1,491	1.25%		3.70%		0.70%		5%
—	17.26		15.07		1,416	1.25	(c)	9.81	(c)	0.74	(c)	6

$(1.12)	$17.45	(e)	8.78	%(e)	$180	2.00%		4.48%		(0.05)%		5%
—	17.14		14.27		122	2.00	(c)	11.10	(c)	(0.01	)(c)	6

$(1.02)	$17.83	(e)	9.59	%(e)	$1,191	1.25%		8.43%		0.72%		5%
—	17.26		15.07		265	1.25	(c)	9.77	(c)	0.76	(c)	6

$(1.01)	$17.90	(e)	9.77	%(e)	$13	1.10%		3.38%		0.85%		5%
—	17.29		15.27		12	1.11	(c)	8.71	(c)	0.96	(c)	6

$(1.05)	$17.89	(e)	9.87	%(e)	$12,678	1.00%		3.04%		1.00%		5%
—	17.31		15.40		5,395	1.00	(c)	8.82	(c)	1.05	(c)	6

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	225

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI U.S. Small-Cap Growth:
Class A
11/30/2014	$19.09	$(0.19)	$0.36	$0.17	$(1.81)	$17.45
11/30/2013	13.25	(0.15)	6.27	6.12	(0.28)	19.09
11/30/2012	13.34	(0.08)	0.98	0.90	(0.99)	13.25
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	13.34
Class C
11/30/2014	$18.68	$(0.31)	$0.34	$0.03	$(1.81)	$16.90
11/30/2013	13.07	(0.25)	6.14	5.89	(0.28)	18.68
11/30/2012	13.25	(0.18)	0.99	0.81	(0.99)	13.07
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—	13.25
Class D
11/30/2014	$19.11	$(0.18)	$0.35	$0.17	$(1.81)	$17.47
11/30/2013	13.25	(0.11)	6.25	6.14	(0.28)	19.11
11/30/2012	13.34	(0.09)	0.99	0.90	(0.99)	13.25
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	13.34
Class R
11/30/2014	$18.98	$(0.22)	$0.34	$0.12	$(1.81)	$17.29
11/30/2013	13.19	(0.17)	6.24	6.07	(0.28)	18.98
11/30/2012	13.31	(0.11)	0.98	0.87	(0.99)	13.19
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—	13.31
Class P
11/30/2014	$19.25	$(0.15)	$0.35	$0.20	$(1.81)	$17.64
11/30/2013	13.32	(0.11)	6.32	6.21	(0.28)	19.25
11/30/2012	13.37	(0.04)	0.98	0.94	(0.99)	13.32
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—	13.37
Institutional Class
11/30/2014	$19.30	$(0.14)	$0.36	$0.22	$(1.81)	$17.71
11/30/2013	13.35	(0.08)	6.31	6.23	(0.28)	19.30
11/30/2012	13.39	(0.04)	0.99	0.95	(0.99)	13.35
11/30/2011	12.84	(0.07)	0.62	0.55	—	13.39
11/30/2010	10.05	(0.06)	2.85	2.79	—	12.84

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

226	Annual Report	| November 30, 2014 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

1.31%	$3,277	1.44%	1.89%	(1.05)%		69%
47.16	4,971	1.50	1.91	(0.90)		81
7.67	1,359	1.50	2.45	(0.59)		92
(3.12)	837	1.50 (c)	2.70 (c)	(0.92	)(c)	111

0.53%	$661	2.20%	2.69%	(1.81)%		69%
46.03	606	2.21	2.73	(1.57)		81
6.99	228	2.22	3.16	(1.35)		92
(3.78)	134	2.25 (c)	3.04 (c)	(1.60	)(c)	111

1.31%	$117	1.42%	1.92%	(1.01)%		69%
47.32	68	1.44	2.00	(0.71)		81
7.67	57	1.49	2.36	(0.65)		92
(3.12)	27	1.50 (c)	2.31 (c)	(0.86	)(c)	111

1.03%	$29	1.66%	2.20%	(1.26)%		69%
46.99	26	1.67	2.16	(1.03)		81
7.44	10	1.70	2.60	(0.84)		92
(3.34)	10	1.75 (c)	2.50 (c)	(1.14	)(c)	111

1.47%	$214	1.25%	1.76%	(0.84)%		69%
47.60	110	1.25	1.74	(0.69)		81
7.97	19	1.25	2.25	(0.27)		92
(2.90)	15	1.25 (c)	2.13 (c)	(0.65	)(c)	111

1.57%	$33,231	1.16%	1.66%	(0.76)%		69%
47.64	29,116	1.16	1.69	(0.48)		81
8.05	20,140	1.15	2.09	(0.29)		92
4.28	20,862	1.15	1.99	(0.53)		111
27.76	20,079	1.19	1.71	(0.57)		168

See accompanying Notes to Financial Statements	| November 30, 2014 |	Annual Report	227

Notes to Financial Statements

November 30, 2014

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. As of November 30, 2014, the Trust consisted of thirty-three separate investment series (each a “Fund” and collectively the “Funds”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) serves as the Funds’ investment manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”), each an affiliate of the Investment Manager, and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) (collectively the “Sub-Advisers”) serve as the Funds’ sub-advisers. The Investment Manager, AllianzGI U.S. and NFJ are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares: A, C, D, R, P, Institutional, R6 and Administrative. As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments.

The following Funds (except for AllianzGI Best Styles Global Equity, AllianzGI Emerging Markets Debt and AllianzGI Global Fundamental Strategy) sold and issued shares of beneficial interest to AAM during the years ended November 30, 2014 and November 30, 2013. AllianzGI Best Styles Global Equity, AllianzGI Emerging Markets Debt and AllianzGI Global Fundamental Strategy sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”).

AllianzGI Best Styles Global Equity
Class	Date	Shares	Amount
A	9/2/14	606	$10,000
Institutional	9/2/14	606	10,000
Class R6	12/2/13	333,333	5,000,000
		334,545	$5,020,000

AllianzGI Emerging Markets Debt
Class	Date	Shares	Amount
A	9/15/14	667	$10,000
C	9/15/14	666	10,000
P	9/15/14	667	10,000
Institutional	9/15/14	2,000,000	30,000,000
		2,002,000	$30,030,000

AllianzGI Global Fundamental Strategy
Class	Date	Shares	Amount
A	7/1/13	667	$10,000
C	7/1/13	667	10,000
D	7/1/13	666	10,000
P	7/1/13	667	10,000
Institutional	7/1/13	1,333,333	20,000,000
		1,336,000	$20,040,000

AllianzGI Multi-Asset Real Return
Class	Date	Shares	Amount
A	12/17/12	666	$10,000
C	12/17/12	667	10,000
D	12/17/12	667	10,000
P	12/17/12	667	10,000
Institutional	12/17/12	333,333	5,000,000
		336,000	$5,040,000

AllianzGI NFJ Emerging Markets Value
Class	Date	Shares	Amount
A	12/18/12	667	$10,000
C	12/18/12	667	10,000
D	12/18/12	666	10,000
P	12/18/12	667	10,000
Institutional	12/18/12	200,000	3,000,000
		202,667	$3,040,000

AllianzGI Structured Return
Class	Date	Shares	Amount
A	12/3/12	667	$10,000
C	12/3/12	667	10,000
D	12/3/12	666	10,000
P	12/3/12	667	10,000
Institutional	12/3/12	400,000	6,000,000
		402,667	$6,040,000

AllianzGI U.S. Equity Hedged
Class	Date	Shares	Amount
A	12/3/12	667	$10,000
C	12/3/12	667	10,000
D	12/3/12	666	10,000
P	12/3/12	667	10,000
Institutional	12/3/12	200,000	3,000,000
		202,667	$3,040,000

On March 1, 2013, AAM transferred all shares of beneficial interest it held in the Funds to AFI, an indirect, wholly-owned subsidiary of Allianz SE.

The investment objective of each of AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050 and AllianzGI Retirement 2055 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. AllianzGI Retirement Income’s investment objective is to seek current income and secondarily, capital appreciation. AllianzGI Global Allocation’s investment objective is to seek after-inflation capital appreciation and current income. The investment objective of AllianzGI Global Growth Allocation is to seek after-inflation capital

228	November 30, 2014 |	Annual Report

appreciation and, secondarily, current income. AllianzGI Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The investment objective of AllianzGI Behavioral Advantage Large Cap, AllianzGI Best Styles Global Equity, AllianzGI China Equity, AllianzGI Global Managed Volatility, AllianzGI Global Water, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II and AllianzGI Structured Return is to seek long-term capital appreciation. AllianzGI Emerging Markets Debt’s investment objective is to seek long-term capital appreciation and current income. AllianzGI Global Fundamental Strategy’s investment objective is to seek to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes. AllianzGI High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of AllianzGI Short Duration High Income is to seek a high level of current income. The investment objective of AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Ultra Micro Cap and AllianzGI U.S. Small-Cap Growth is to seek maximum long-term capital appreciation. AllianzGI NFJ Global Dividend Value’s investment objective is to seek long-term growth of capital and income. The investment objective of AllianzGI Multi-Asset Real Return is to seek long-term capital appreciation emphasizing inflation-adjusted returns. The investment objective of AllianzGI U.S. Equity Hedged is to seek capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated

at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share (“NAV”) of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available, and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If a Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The

Annual Report	| November 30, 2014	229

Notes to Financial Statements (cont’d)

November 30, 2014

NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended November 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific

230	November 30, 2014 |	Annual Report

trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at November 30, 2014 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(a), 7(b) and 7(c) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2015:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$26,840,866	—	—	$26,840,866
Exchange-Traded Funds	7,212,272	—	—	7,212,272
Repurchase Agreements	—	$243,000	—	243,000
Totals	$34,053,138	$243,000	—	$34,296,138

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$49,750,019	—	—	$49,750,019
Exchange-Traded Funds	12,571,489	—	—	12,571,489
Repurchase Agreements	—	$323,000	—	323,000
Totals	$62,321,508	$323,000	—	$62,644,508

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$53,505,771	—	—	$53,505,771
Exchange-Traded Funds	11,378,693	—	—	11,378,693
Repurchase Agreements	—	$235,000	—	235,000
Totals	$64,884,464	$235,000	—	$65,119,464

Annual Report	| November 30, 2014	231

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$55,578,555	—	—	$55,578,555
Exchange-Traded Funds	8,360,956	—	—	8,360,956
Repurchase Agreements	—	$378,000	—	378,000
Totals	$63,939,511	$378,000	—	$64,317,511

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$47,449,632	—	—	$47,449,632
Exchange-Traded Funds	5,886,156	—	—	5,886,156
Repurchase Agreements	—	$327,000	—	327,000
Totals	$53,335,788	$327,000	—	$53,662,788

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$39,820,013	—	—	$39,820,013
Exchange-Traded Funds	3,519,414	—	—	3,519,414
Repurchase Agreements	—	$237,000	—	237,000
Totals	$43,339,427	$237,000	—	$43,576,427

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$25,104,606	—	—	$25,104,606
Exchange-Traded Funds	1,313,995	—	—	1,313,995
Repurchase Agreements	—	$166,000	—	166,000
Totals	$26,418,601	$166,000	—	$26,584,601

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$20,619,182	—	—	$20,619,182
Exchange-Traded Funds	646,838	—	—	646,838
Repurchase Agreements	—	$245,000	—	245,000
Totals	$21,266,020	$245,000	—	$21,511,020

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$7,592,413	—	—	$7,592,413
Exchange-Traded Funds	223,613	—	—	223,613
Totals	$7,816,026	—	—	$7,816,026

232	November 30, 2014 |	Annual Report

AllianzGI Retirement Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$22,569,519	—	—	$22,569,519
Exchange-Traded Funds	6,610,305	—	—	6,610,305
Repurchase Agreements	—	$207,000	—	207,000
Totals	$29,179,824	$207,000	—	$29,386,824

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$202,350,428	—	—	$202,350,428
Exchange-Traded Funds	6,625,057	—	—	6,625,057
Repurchase Agreements	—	$510,000	—	510,000
Totals	$208,975,485	$510,000	—	$209,485,485

AllianzGI Global Growth Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$5,851,376	—	—	$5,851,376
Exchange-Traded Funds	336,147	—	—	336,147
Totals	$6,187,523	—	—	$6,187,523

AllianzGI Behavioral Advantage Large Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock	$84,778,341	—	—	$84,778,341
Repurchase Agreements	—	$733,000	—	733,000
Totals	$84,778,341	$733,000	—	$85,511,341

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock:
Australia	—	$423,301	—	$423,301
Austria	—	76,037	—	76,037
Belgium	$19,896	44,061	—	63,957
China	109,991	882,888	$9,993	1,002,872
Denmark	—	224,194	—	224,194
Finland	—	97,357	—	97,357
France	47,338	848,689	—	896,027
Germany	—	882,837	—	882,837
Hong Kong	—	207,650	—	207,650
Indonesia	—	155,936	—	155,936
Ireland	—	154,765	—	154,765
Italy	39,453	256,393	—	295,846
Japan	—	3,199,074	—	3,199,074
Korea (Republic of)	50,112	251,739	—	301,851
Malaysia	—	73,779	—	73,779

Annual Report	| November 30, 2014	233

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Best Styles Global Equity (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Netherlands	$41,607	$195,795	—	$237,402
New Zealand	—	11,988	—	11,988
Norway	—	325,173	—	325,173
Philippines	—	75,517	—	75,517
Poland	—	45,040	—	45,040
Portugal	—	30,524	—	30,524
Singapore	8,895	173,978	—	182,873
South Africa	12,565	139,498	—	152,063
Spain	—	246,152	—	246,152
Sweden	—	324,646	—	324,646
Switzerland	147,635	512,209	—	659,844
Taiwan	—	440,440	—	440,440
Thailand	13,398	72,905	$43,865	130,168
Turkey	—	76,257	—	76,257
United Kingdom	66,921	1,407,965	—	1,474,886
All Other	18,946,139	—	—	18,946,139
Preferred Stock:
Brazil	147,978	—	—	147,978
Korea (Republic of)	—	49,711	—	49,711
Repurchase Agreements	—	1,572,000	—	1,572,000
	19,651,928	13,478,498	53,858	33,184,284
Other Financial Instruments* – Assets
Market Price	20,947	—	—	20,947
Totals	$19,672,875	$13,478,498	$53,858	$33,205,231

AllianzGI China Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock:
China	$470,030	$3,585,144	$320,473	$4,375,647
Hong Kong	127,264	790,057	—	917,321
Repurchase Agreements	—	169,000	—	169,000
Totals	$597,294	$4,544,201	$320,473	$5,461,968

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Convertible Bonds	—	$2,296,305,648	—	$2,296,305,648
Convertible Preferred Stock:
Banks	$25,877,410	25,301,884	—	51,179,294
Machinery	2,930,906	32,773,241	—	35,704,147
Oil, Gas & Consumable Fuels	—	55,294,359	—	55,294,359
Real Estate Investment Trust	—	31,468,449	—	31,468,449
Transportation	—	19,824,183	—	19,824,183
All Other	131,429,639	—	—	131,429,639
Common Stock	8,915,272	—	—	8,915,272
Repurchase Agreements	—	73,011,000	—	73,011,000
Totals	$169,153,227	$2,533,978,764	—	$2,703,131,991

234	November 30, 2014 |	Annual Report

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Corporate Bonds & Notes	—	$21,360,942	—	$21,360,942
Sovereign Debt Obligations	—	5,980,923	—	5,980,923
Repurchase Agreements	—	1,699,000	—	1,699,000
	—	29,040,865	—	29,040,865
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	51,632	—	51,632
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(27,068)	—	(27,068)
Totals	—	$29,065,429	—	$29,065,429

AllianzGI Global Fundamental Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock:
Germany	$85,144	$981,005	—	$1,066,149
Greece	—	33,462	—	33,462
Hong Kong	—	549,432	—	549,432
Indonesia	—	371,425	—	371,425
Italy	—	197,096	—	197,096
New Zealand	—	275,852	—	275,852
Norway	—	425,400	—	425,400
Switzerland	—	494,441	—	494,441
Turkey	—	281,686	—	281,686
United Kingdom	—	1,165,371	—	1,165,371
All Other	3,898,272	—	—	3,898,272
Corporate Bonds & Notes	—	6,348,368	—	6,348,368
Sovereign Debt Obligations	—	4,184,134	—	4,184,134
Exchange-Traded Funds	431,600	—	—	431,600
Repurchase Agreements	—	2,266,000	—	2,266,000
Options Purchased:
Market Price	2,700	—	—	2,700
	4,417,716	17,573,672	—	21,991,388
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(19,239)	—	—	(19,239)
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	7,349	—	7,349
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(3,475)	—	(3,475)
Interest Rate Contracts	(8,424)	—	—	(8,424)
Market Price	(20,320)	—	—	(20,320)
	(28,744)	(3,475)	—	(32,219)
Totals	$4,369,733	$17,577,546	—	$21,947,279

Annual Report	| November 30, 2014	235

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Global Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock:
Australia	—	$267,453	—	$267,453
China	—	398,531	—	398,531
France	$54,763	233,070	—	287,833
Germany	—	346,408	—	346,408
Hong Kong	—	843,336	—	843,336
Israel	—	346,672	—	346,672
Japan	—	619,638	—	619,638
Netherlands	—	137,767	—	137,767
Norway	—	55,370	—	55,370
Singapore	—	539,244	—	539,244
Sweden	—	65,304	—	65,304
Switzerland	—	139,252	—	139,252
United Kingdom	—	822,251	—	822,251
All Other	11,595,010	—	—	11,595,010
Repurchase Agreements	—	140,000	—	140,000
Totals	$11,649,773	$4,954,296	—	$16,604,069

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock:
United Kingdom	$14,655,844	$58,054,462	—	$72,710,306
United States	127,994,470	—	—	127,994,470
All Other	—	128,202,823	—	128,202,823
Repurchase Agreements	—	18,090,000	—	18,090,000
Totals	$142,650,314	$204,347,285	—	$346,997,599

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Corporate Bonds & Notes	—	$375,708,560	—	$375,708,560
Repurchase Agreements	—	6,468,000	—	6,468,000
Totals	—	$382,176,560	—	$382,176,560

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock:
Belgium	$1,297,510	—	—	$1,297,510
France	4,093,062	$2,395,583	—	6,488,645
Ireland	1,448,409	—	—	1,448,409
Switzerland	1,172,740	958,931	—	2,131,671
Thailand	—	—	$816,875	816,875
All Other	—	76,219,310	—	76,219,310
Repurchase Agreements	—	3,029,000	—	3,029,000
Totals	$8,011,721	$82,602,824	$816,875	$91,431,420

236	November 30, 2014 |	Annual Report

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock	$39,076,751	—	—	$39,076,751
Repurchase Agreements	—	$697,000	—	697,000
Totals	$39,076,751	$697,000	—	$39,773,751

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	L evel 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Mutual Funds	$2,381,936	—	—	$2,381,936
Common Stock:
Australia	—	$134,802	—	134,802
Austria	—	7,947	—	7,947
France	4,799	60,556	—	65,355
Germany	—	23,982	—	23,982
Hong Kong	—	214,772	—	214,772
Japan	—	178,123	—	178,123
Netherlands	—	7,591	—	7,591
Singapore	—	57,257	—	57,257
Switzerland	—	8,480	—	8,480
United Kingdom	—	65,208	—	65,208
All Other	919,409	—	—	919,409
U.S. Treasury Obligations	—	898,779	—	898,779
Exchange-Traded Funds	320,043	—	—	320,043
Repurchase Agreements	—	677,000	—	677,000
	3,626,187	2,334,497	—	5,960,684
Other Financial Instruments* – Assets
Market Price	21,711	—	—	21,711
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(9,529)	—	—	(9,529)
Market Price	(12,016)	—	—	(12,016)
	(21,545)	—	—	(21,545)
Totals	$3,626,353	$2,334,497	—	$5,960,850

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock:
China	$523,042	$1,631,770	—	$2,154,812
Greece	—	66,759	—	66,759
Hong Kong	—	199,572	—	199,572
India	136,963	536,247	—	673,210
Indonesia	—	119,568	—	119,568
Korea (Republic of)	56,668	975,441	—	1,032,109
Malaysia	178,788	122,370	—	301,158
Norway	—	50,284	—	50,284
Poland	—	137,454	—	137,454
Russian Federation	118,261	—	$276,596	394,857
South Africa	202,023	445,355	—	647,378

Annual Report	| November 30, 2014	237

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI NFJ Emerging Markets Value (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Taiwan	$71,039	$992,738	—	$1,063,777
Thailand	191,280	79,054	$93,210	363,544
Turkey	—	405,311	—	405,311
All Other	1,349,905	—	—	1,349,905
Preferred Stock:
Brazil	390,840	—	—	390,840
Russian Federation	—	—	60,144	60,144
Equity-Linked Security	—	45,390	—	45,390
Repurchase Agreements	—	170,000	—	170,000
Totals	$3,218,809	$5,977,313	$429,950	$9,626,072

AllianzGI NFJ Global Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock:
China	—	$4,052,364	—	$4,052,364
France	—	2,516,625	—	2,516,625
Germany	—	1,371,087	—	1,371,087
Israel	$1,310,540	1,235,894	—	2,546,434
Japan	—	3,772,216	—	3,772,216
Korea (Republic of)	—	1,308,775	—	1,308,775
Norway	—	1,233,873	—	1,233,873
Spain	—	2,699,197	—	2,699,197
Switzerland	—	1,332,872	—	1,332,872
United Kingdom	—	8,092,546	—	8,092,546
All Other	36,525,244	—	—	36,525,244
Repurchase Agreements	—	345,000	—	345,000
Totals	$37,835,784	$27,960,449	—	$65,796,233

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock:
Austria	$176,941	$179,018	—	$355,959
Belgium	188,397	—	—	188,397
Brazil	142,964	—	—	142,964
Canada	1,376,581	—	—	1,376,581
China	304,942	1,128,759	—	1,433,701
Finland	124,278	—	—	124,278
France	234,715	641,521	—	876,236
Germany	188,390	716,315	—	904,705
Panama	189,921	—	—	189,921
Singapore	160,268	—	—	160,268
South Africa	193,140	187,053	—	380,193
Sweden	194,128	187,401	—	381,529
Switzerland	163,646	560,404	—	724,050

238	November 30, 2014 |	Annual Report

AllianzGI NFJ International Small-Cap Value (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
United Kingdom	$1,062,740	$2,542,230	—	$3,604,970
All Other	—	8,115,124	—	8,115,124
Preferred Stock:
Brazil	189,662	—	—	189,662
Germany	—	139,470	—	139,470
Totals	$4,890,713	$14,397,295	—	$19,288,008

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock:
Belgium	$321,636	—	—	$321,636
Brazil	876,539	—	—	876,539
Canada	3,946,893	—	—	3,946,893
France	446,150	$2,513,603	—	2,959,753
India	747,444	—	—	747,444
Israel	547,008	—	$363,356	910,364
Mexico	419,667	—	—	419,667
Norway	345,231	1,252,190	—	1,597,421
Russian Federation	920,928	—	—	920,928
South Africa	298,555	—	—	298,555
Taiwan	407,262	—	—	407,262
Turkey	486,130	—	—	486,130
United Kingdom	493,128	8,303,108	—	8,796,236
All Other	—	15,445,843	—	15,445,843
Preferred Stock	—	547,746	—	547,746
Repurchase Agreements	—	574,000	—	574,000
Totals	$10,256,571	$28,636,490	$363,356	$39,256,417

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Corporate Bonds & Notes	—	$647,162,560	—	$647,162,560
Senior Loans:
Real Estate Investment Trust	—	2,558,104	$6,264,439	8,822,543
All Other	—	81,949,305	—	81,949,305
Repurchase Agreements	—	13,085,000	—	13,085,000
Totals	—	$744,754,969	$6,264,439	$751,019,408

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Exchange-Traded Funds	$21,548,800	—	—	$21,548,800
Repurchase Agreements	—	$3,555,000	—	3,555,000
Options Purchased:
Market Price	243,376	—	—	243,376
	21,792,176	3,555,000	—	25,347,176
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(1,608,108)	—	—	(1,608,108)
Totals	$20,184,068	$3,555,000	—	$23,739,068

Annual Report	| November 30, 2014	239

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock	$111,604,306	—	—	$111,604,306
Repurchase Agreements	—	$2,157,000	—	2,157,000
Totals	$111,604,306	$2,157,000	—	$113,761,306

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock	$14,332,629	—	—	$14,332,629
Exchange-Traded Funds	621,600	—	—	621,600
Repurchase Agreements	—	$956,000	—	956,000
Options Purchased:
Market Price	262,923	—	—	262,923
	15,217,152	956,000	—	16,173,152
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(40,680)	—	—	(40,680)
Totals	$15,176,472	$956,000	—	$16,132,472

AllianzGI U.S. Small-Cap Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/14
Common Stock	$36,467,356	—	—	$36,467,356
Repurchase Agreements	—	$1,334,000	—	1,334,000
Totals	$36,467,356	$1,334,000	—	$37,801,356

At November 30, 2014, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI China Equity	$120,280	(a)	$416,822	(b)
AllianzGI Convertible	32,773,241	(c)	—
AllianzGI Global Fundamental Strategy	—		175,901	(b)
AllianzGI Global Water	12,747,772	(a)	—
AllianzGI International Small-Cap	3,596,844	(a)	—
AllianzGI Multi-Asset Real Return	4,294	(a)	4,799	(b)
AllianzGI NFJ Emerging Markets Value	248,049	(a)	384,272	(b)
AllianzGI NFJ International Small-Cap Value	467,267	(a)	1,349,710	(b)
AllianzGI NFJ International Value II	235,999	(a)	—

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at November 30, 2013, which was applied on November 30, 2014.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at November 30, 2013, which was not applied on November 30, 2014.
(c)	This transfer was a result of securities with an exchange-traded closing price at November 30, 2013, which was not available on November 30, 2014.

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A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period or year ended November 30, 2014, was as follows:

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 12/2/13**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/14
Common Stock:
China	—	$13,107	—	—	—	$(3,114)	—	—	$9,993
Thailand	—	57,002	$(14,838)	—	$(3,030)	4,731	—	—	43,865
Totals	—	$70,109	$(14,838)	—	$(3,030)	$1,617	—	—	$53,858

AllianzGI China Equity:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3***	Transfers out of Level 3	Ending Balance 11/30/14
Common Stock:
China	—	—	—	—	—	—	$320,473	—	$320,473

AllianzGI Global Water:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/14
Common Stock:
Hong Kong	$41,766	—	$(63,609)	—	$(286,541)	$308,384	—	—	—

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3****	Ending Balance 11/30/14
Common Stock:
Australia	$35,913	$766,322	$(546,603)	—	$140,373	$(297,222)	—	$(98,783)	—
Thailand	—	881,652	(68,458)	—	3,484	197	—	—	$816,875
Totals	$35,913	$1,647,974	$(615,061)	—	$143,857	$(297,025)	—	$(98,783)	$816,875

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/14
Common Stock:
Hong Kong	$550	$760	$(852)	—	$92	$(550)	—	—	—

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Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/14
Common Stock:
Russian Federation	$426,579	$247,504	$(251,307)	—	$(58,273)	$(87,907)	—	—	$276,596
Thailand	360,118	53,866	(297,856)	—	(28,948)	6,030	—	—	93,210
Preferred Stock:
Russian Federation	48,596	68,473	(50,071)	—	(7,462)	608	—	—	60,144
Totals	$835,293	$369,843	$(599,234)	—	$(94,683)	$(81,269)	—	—	$429,950

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3***	Transfers out of Level 3	Ending Balance 11/30/14
Common Stock:
Israel	—	—	—	—	—	—	$363,356	—	$363,356

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/14
Senior Loans:
Energy Equipment & Services	$675,000	—	$(675,000)	$6	$3,538	$(3,544)	—	—	—
Real Estate Investment Trust	—	$6,290,842	—	111	—	(26,514)	—	—	$6,264,439
Totals	$675,000	$6,290,842	$(675,000)	$117	$3,538	$(30,058)	—	—	$6,264,439

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at November 30, 2014:

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Ending Balance at 11/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$43,865	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 23.89-382.70
	$9,993	Last Exchange-Traded Closing Price	Trading Volume	HKD 1.25

AllianzGI China Equity:
Investments in Securities – Assets	Ending Balance at 11/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$320,473	Last Exchange-Traded Closing Price	Trading Volume	HKD 7.89

AllianzGI International Small-Cap:
Investments in Securities – Assets	Ending Balance at 11/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$816,875	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 6.59

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AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 11/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$276,596	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$2.89-$46.30
	$93,210	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 33.49-135.48
Preferred Stock	$60,144	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$0.69

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Ending Balance at 11/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$363,356	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$6.83

Short Duration High Income:
Investment in Securities – Assets	Ending Balance at 11/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Senior Loans	$6,264,439	Third-Party Pricing Vendor	Single broker Quote	$101.25

HKD – Hong Kong Dollar

THB – Thai Baht

*	Other financial instruments are derivatives, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Commencement of operations.
***	Transferred out of Level 1 into Level 3 for AllianzGI NFJ International Value II and out of Level 2 into Level 3 for AllianzGI China Equity because an exchange-traded closing price was not available at November 30, 2014.
****	Transferred out of Level 3 into Level 2 because the security began trading on an exchange and the value of the security trading outside the U.S. was adjusted by the application of a modeling tool at November 30, 2014.

The net change in unrealized appreciation/depreciation of Level 3 investments which AllianzGI Best Styles Global Equity, AllianzGI China Equity, AllianzGI International Small-Cap, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ International Value II and AllianzGI Short Duration High Income held at November 30, 2014, was $1,617, $53,372, $197, $(80,858), $(97,063) and $26,514, respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP,

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Notes to Financial Statements (cont’d)

November 30, 2014

the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of November 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Value II and AllianzGI Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond and AllianzGI Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at November 30, 2014.

(i) Equity-Linked Securities.  Certain Funds purchase equity-linked securities, also known as participation notes. Participatory notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue participation notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges.

244	November 30, 2014 |	Annual Report

Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(m) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(o) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

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Notes to Financial Statements (cont’d)

November 30, 2014

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other

246	November 30, 2014 |	Annual Report

things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055 and AllianzGI Retirement Income (collectively the “Target Date Funds”) and AllianzGI Global Allocation and AllianzGI Global Growth Allocation invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series, PIMCO Funds and PIMCO sponsored exchange-traded Funds (“ETFs”) (together, “Underlying Funds”). AllianzGI Global Fundamental Strategy , AllianzGl Emerging Markets Debt, and AllianzGI Multi-Asset Real Return may invest their assets partially, significantly or primarily in Underlying Funds. The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). AllianzGI Structured Return and AllianzGI U.S. Equity Hedged expect to achieve their exposure to equity securities by investing in Other Acquired Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

During the year ended November 30, 2014, each of AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement Income, AllianzGI Emerging Markets Debt, AllianzGI Global Fundamental Strategy and AllianzGI Multi-Asset Real Return were subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Investment Manager has registered with the CFTC as a Commodity Pool Operator, AllianzGI U.S. has registered with the CFTC as a Commodity Trading Adviser, and both entities are members of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations applied with respect to AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement Income, AllianzGI Emerging Markets Debt, AllianzGI Global Fundamental Strategy and AllianzGI Multi-Asset Real Return. Compliance with the CFTC’s regulatory requirements could increase these Funds’ expenses, adversely affecting their total returns. As of November 30, 2014, only AllianzGI Emerging Markets Debt and AllianzGI Global Fundamental Strategy are subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the CFTC.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected

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Notes to Financial Statements (cont’d)

November 30, 2014

as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at November 30, 2014:

AllianzGI Best Styles Global Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$20,947

*	Included in net unrealized appreciation of $20,947 on futures contracts as reported in Note 7(b).

AllianzGI Emerging Markets Debt:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$51,632
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(27,068)

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$2,700	—	—	$2,700
Unrealized appreciation of forward foreign currency contracts	—	—	$7,349	7,349
Total asset derivatives	$2,700	—	$7,349	$10,049
Liability derivatives:
Options written, at value	$(19,239)	—	—	$(19,239)
Payable for variation margin on futures contracts*	(20,320)	$(8,424)	—	(28,744)
Unrealized depreciation of forward foreign currency contracts	—	—	$(3,475)	(3,475)
Total liability derivatives	$(39,559)	$(8,424)	$(3,475)	$(51,458)

*	Included in net unrealized depreciation of $28,744 on futures contracts as reported in Note 7(b).

248	November 30, 2014 |	Annual Report

The effect of derivatives on the Statements of Assets and Liabilities at November 30, 2014:

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$9,695	$(9,529)	$166

*	Included in net unrealized appreciation of $166 on futures contracts as reported in Note 7(b).

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$243,376
Liability derivatives:
Options written, at value	$(1,608,108)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$262,923
Liability derivatives:
Options written, at value	$(40,680)

The effect of derivatives on the Statements of Operations for the period or year ended November 30, 2014:

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$165,060	—	$165,060
Foreign currency transactions (forward foreign currency contracts)	—	$96	96
Total net realized gain	$165,060	$96	$165,156
Net change in unrealized appreciation/depreciation of:
Futures contracts	$20,947	—	$20,947

AllianzGI China Equity:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$16

AllianzGI Emerging Markets Debt:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$356
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$24,564

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(1,931)	—	—	$(1,931)
Futures contracts	(61,021)	$(27,252)	—	(88,273)
Options written	43,534	—	—	43,534
Foreign currency transactions (forward foreign currency contracts)	—	—	$223,682	223,682
Total net realized gain (loss)	$(19,418)	$(27,252)	$223,682	$177,012

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Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Global Fundamental Strategy (cont’d)
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(54,666)	—	—	$(54,666)
Futures contracts	(20,320)	$(2,685)	—	(23,005)
Options written	8,723	—	—	8,723
Foreign currency transactions (forward foreign currency contracts)	—	—	$2,951	2,951
Total net change in unrealized appreciation/depreciation	$(66,263)	$(2,685)	$2,951	$(65,997)

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(92,994)

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(32)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Total
Net realized gain (loss) on:
Futures contracts	$1,878	$(5,069)	$(3,191)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(4,025)	$(9,570)	$(13,595)

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$52

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(39)

AllianzGI Structured Return:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(1,676,556)
Options written	1,426,050
Total net realized loss	$(250,506)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$2,640
Options written	(184,579)
Total net change in unrealized appreciation/depreciation	$(181,939)

250	November 30, 2014 |	Annual Report

The effect of derivatives on the Statements of Operations for the year ended November 30, 2014:

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(553,058)
Options written	23,271
Total net realized loss	$(529,787)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(2,900)
Options written	1,640
Total net change in unrealized appreciation/depreciation	$(1,260)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity for the period or year ended November 30, 2014:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)
			Purchased	Sold	Long	Short
AllianzGI Best Styles Global Equity	—	—	—	—	25	—
AllianzGI Emerging Markets Debt	—	—	$769,479	$1,259,900	—	—
AllianzGI Global Water	—	—	—	181,219	—	—
AllianzGI Global Fundamental Strategy	22	78	597,568	2,648,847	2	15
AllianzGI Multi-Asset Real Return	—	—	—	—	8	10
AllianzGI Structured Return	955	863	—	—	—	—
AllianzGI U.S. Equity Hedged	54	54	—	—	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at November 30, 2014 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at November 30, 2014:

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$51,632	$(27,068)	—	$24,564

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$7,349	$(3,475)	—	$3,874

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Notes to Financial Statements (cont’d)

November 30, 2014

Financial Liabilities and Derivative Liabilities, and Collateral Received at November 30, 2014:

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$27,068	$(27,068)	—	—

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$3,475	$(3,475)	—	—

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR

Investment Management Fee.  Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).

“Due to Investment Manager” on the Statements of Assets and Liabilities represents the remaining payable for the Funds’ offering costs that were paid by the Investment Manager.

The Investment Manager has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Advisers are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

Sub-Adviser(s)	Funds
AllianzGI U.S.	AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Global Growth Allocation, AllianzGI Best Styles Global Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Global Fundamental Strategy, AllianzGI Global Managed Volatility, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi-Asset Real Return, AllianzGI Short Duration High Income, AllianzGI Structured Return, AllianzGI Ultra Micro Cap, AllianzGI U.S. Equity Hedged, AllianzGI U.S. Small-Cap Growth
Fuller & Thaler	AllianzGI Behavioral Advantage Large Cap
NFJ	NFJ Emerging Markets Value, NFJ Global Dividend Value, NFJ International Small-Cap Value, NFJ International Value II

Administration Fee.  The Investment Manager provides administrative services to the Target Date Funds and also bears the cost of most third-party administrative services required by the Target Date Funds, and in return it receives from each share class of each Target Date Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes		Class A,C,D and R	Class P and Administrative	Class R6 and Institutional
	Management Fee	Effective Management Fee		Administration Fee
AllianzGI Retirement 2015	0.05%	0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2020	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2025	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05	0.05	0.30	0.15	0.05

252	November 30, 2014 |	Annual Report

	All Classes			Class A,C,D and R	Class P and Administrative	Class R6 and Institutional
	Management Fee		Effective Management Fee		Administration Fee
AllianzGI Retirement 2045	0.05%		0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement Income	0.05		0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.85		0.15	N/A	N/A	N/A
AllianzGI Global Growth Allocation	0.85		0.15	N/A	N/A	N/A
AllianzGI Behavioral Advantage Large Cap	0.40		0.40	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI China Equity	1.10		1.10	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Emerging Markets Debt	0.75		0.75	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy	0.75		0.75	N/A	N/A	N/A
AllianzGI Global Managed Volatility	0.40		0.40	N/A	N/A	N/A
AllianzGI Global Water	0.95		0.95	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00		1.00	N/A	N/A	N/A
AllianzGI Micro Cap	1.25		1.25	N/A	N/A	N/A
AllianzGI Multi-Asset Real Return	0.75		0.75	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	1.00		1.00	N/A	N/A	N/A
AllianzGI NFJ Global Dividend Value	0.80		0.80	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.95		0.95	N/A	N/A	N/A
AllianzGI NFJ International Value II	0.80		0.80	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Structured Return	0.60	*	0.92	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50		1.50	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI U.S. Small-Cap Growth	0.90		0.90	N/A	N/A	N/A

*	Effective July 1, 2014, the management fee rate was decreased from 1.25% to 0.60%.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Advisers (with the exception of Fuller & Thaler), serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C (with the exception of Class C for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended November 30, 2014, the Distributor received $406,882, representing commissions (sales charges) and CDSC.

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Notes to Financial Statements (cont’d)

November 30, 2014

6.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation
	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Class R6		Administrative Class
AllianzGI Retirement 2015(2)	N/A	0.97%	N/A	1.72%	1.07%	1.32%	0.67%	N/A	0.57%		0.92%
AllianzGI Retirement 2020(2)	N/A	0.99	N/A	1.74	1.09	1.34	0.69	N/A	0.59		0.94
AllianzGI Retirement 2025(2)	N/A	1.01	N/A	N/A	N/A	1.36	0.71	N/A	0.61		0.96
AllianzGI Retirement 2030(2)	N/A	1.03	N/A	1.78	1.13	1.38	0.73	N/A	0.63	*	0.98
AllianzGI Retirement 2035(2)	N/A	1.06	N/A	N/A	N/A	1.41	0.76	N/A	0.66	*	1.01
AllianzGI Retirement 2040(2)	N/A	1.09	N/A	1.84	1.19	1.44	0.79	N/A	0.69	*	1.04
AllianzGI Retirement 2045(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	N/A	0.70	*	1.05
AllianzGI Retirement 2050(2)	N/A	1.10	N/A	1.85	1.20	1.45	0.80	N/A	0.70	*	1.05
AllianzGI Retirement 2055(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	N/A	0.70	*	1.05
AllianzGI Retirement Income(2)	N/A	0.95	N/A	1.70	1.05	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Global Allocation(3)	0.70	0.40	1.11%	1.13	0.40	0.56	0.16	0.16%	N/A		0.41
AllianzGI Global Growth Allocation(3)	0.70	0.40	N/A	1.18	0.40	0.63	0.23	0.13	N/A		0.38
AllianzGI Behavioral Advantage Large Cap(4)	N/A	0.81	N/A	1.57	0.81	N/A	0.65	0.55	N/A		N/A
AllianzGI Best Styles Global Equity(6)	N/A	0.75	N/A	N/A	N/A	N/A	N/A	0.50	0.40		N/A
AllianzGI China Equity(4)	N/A	1.70	N/A	2.45	1.77	N/A	1.51	1.45	N/A		N/A
AllianzGI Convertible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI Emerging Markets Debt(9)	N/A	1.20	N/A	1.95	N/A	N/A	1.05	0.95	N/A		N/A
AllianzGI Global Fundamental Strategy(4)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	1.00	N/A		N/A
AllianzGI Global Managed Volatility(4)	N/A	0.94	N/A	1.62	0.94	N/A	0.69	0.60	N/A		N/A
AllianzGI Global Water	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI International Small-Cap(4)	N/A	1.45	N/A	2.19	1.45	1.70	1.28	1.21	N/A		N/A
AllianzGI Micro Cap(4)	N/A	1.62	N/A	N/A	N/A	N/A	1.44	1.54	N/A		N/A
AllianzGI Multi-Asset Real Return(7)	N/A	0.85	N/A	1.60	0.85	N/A	0.70	0.60	N/A		N/A
AllianzGI NFJ Emerging Markets Value(4)	N/A	1.55	N/A	2.30	1.55	N/A	1.39	1.30	N/A		N/A
AllianzGI NFJ Global Dividend Value(4)	N/A	1.20	N/A	1.99	1.28	N/A	1.04	0.95	N/A		N/A
AllianzGI NFJ International Small-Cap Value(4)	N/A	1.45	N/A	2.20	1.45	N/A	1.30	1.20	N/A		N/A
AllianzGI NFJ International Value II(4)	N/A	1.20	N/A	1.95	1.20	N/A	1.00	0.95	N/A		N/A
AllianzGI Short Duration High Income(4)	N/A	0.85	N/A	1.10	0.85	N/A	0.70	0.61	N/A		N/A
AllianzGI Structured Return(5)	N/A	1.15	N/A	1.90	1.15	N/A	1.00	0.90	N/A		N/A
AllianzGI Ultra Micro Cap	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI U.S. Equity Hedged(8)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	1.00	N/A		N/A
AllianzGI U.S. Small-Cap Growth(4)	N/A	1.40	N/A	2.20	1.42	1.65	1.25	1.16	N/A		N/A

(1)	The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2015. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)	The Investment Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management and administrative fees and reimburse any additional other expenses or acquired fund fees and expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

254	November 30, 2014 |	Annual Report

(3)	Effective April 1, 2014, the Investment Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, acquired fund expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(4)	Effective April 1, 2014, the Investment Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(5)	Effective July 1, 2014, the Investment Manager had contractually agreed, until July 31, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, acquired fund expenses and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(6)	The Investment Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(7)	The Investment Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, acquired fund expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(8)	The Investment Manager has contractually agreed, until November 30, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, acquired fund expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(9)	The Investment Manager has contractually agreed, until November 30, 2015, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
*	As a result of reimbursing expenses inclusive of acquired fund expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

The Investment Manager, as per expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. During the year ended November 30, 2014, the Investment Manager recouped a total of $285,689 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of November 30, 2014.

	Unrecouped Expenses Waived/Reimbursed through Year ended November 30,
	2012	2013	2014	Total
AllianzGI Retirement 2015	$18,532	$30,313	$38,573	$87,418
AllianzGI Retirement 2020	14,067	41,366	67,973	123,406
AllianzGI Retirement 2025	7,439	40,739	77,249	125,427
AllianzGI Retirement 2030	30,870	64,152	86,688	181,710
AllianzGI Retirement 2035	10,573	39,569	66,529	116,671
AllianzGI Retirement 2040	20,733	40,074	63,194	124,001
AllianzGI Retirement 2045	9,262	21,258	38,603	69,123
AllianzGI Retirement 2050	19,237	24,243	32,386	75,866
AllianzGI Retirement 2055	8,988	9,226	10,500	28,714
AllianzGI Retirement Income	35,421	45,280	40,092	120,793
AllianzGI Global Allocation	529,000	529,090	527,620	1,585,710
AllianzGI Global Growth Allocation	211,891	215,351	225,735	652,977
AllianzGI Behavioral Advantage Large Cap	235,009	179,849	177,064	591,922
AllianzGI Best Styles Global Equity	—	—	457,171	457,171
AllianzGI China Equity	217,554	198,512	231,354	647,420
AllianzGI Convertible	—	—	—	—

Annual Report	| November 30, 2014	255

Notes to Financial Statements (cont’d)

November 30, 2014

	Unrecouped Expenses Waived/Reimbursed through Year ended November 30,
	2012	2013	2014	Total
AllianzGI Emerging Markets Debt	—	—	$217,381	$217,381
AllianzGI Global Fundamental Strategy	—	$172,001	255,965	427,966
AllianzGI Global Managed Volatility	$286,597	263,268	256,403	806,268
AllianzGI Global Water	939	—	—	939
AllianzGI High Yield Bond	32,159	18,610	508	51,277
AllianzGI International Small-Cap	266,568	259,712	263,862	790,142
AllianzGI Micro Cap	131,890	162,476	117,388	411,754
AllianzGI Multi-Asset Real Return	—	366,103	255,119	621,222
AllianzGI NFJ Emerging Markets Value	—	385,249	322,923	708,172
AllianzGI NFJ Global Dividend Value	171,065	175,973	172,847	519,885
AllianzGI NFJ International Small-Cap Value	175,822	311,827	251,942	739,591
AllianzGI NFJ International Value II	302,633	242,764	236,156	781,553
AllianzGI Short Duration High Income	145,854	137,195	113,125	396,174
AllianzGI Structured Return	—	317,508	423,380	740,888
AllianzGI Ultra Micro Cap	71,089	—	—	71,089
AllianzGI U.S. Equity Hedged	—	375,759	222,985	598,744
AllianzGI U.S. Small-Cap Growth	197,501	158,039	177,919	533,459

7.	INVESTMENTS IN SECURITIES

For the period or year ended November 30, 2014, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2015	$46,050,609	$34,221,817
AllianzGI Retirement 2020	75,209,410	46,249,782
AllianzGI Retirement 2025	82,440,557	51,822,697
AllianzGI Retirement 2030	76,702,563	53,315,724
AllianzGI Retirement 2035	64,571,401	41,188,792
AllianzGI Retirement 2040	49,497,319	33,602,115
AllianzGI Retirement 2045	28,568,175	15,624,570
AllianzGI Retirement 2050	22,307,574	14,716,029
AllianzGI Retirement 2055	7,565,775	4,835,094
AllianzGI Retirement Income	32,426,140	29,865,982
AllianzGI Global Allocation	102,164,372	109,287,406
AllianzGI Global Growth Allocation	4,021,510	4,481,479
AllianzGI Behavioral Advantage Large Cap	87,554,148	69,370,442
AllianzGI Best Styles Global Equity	53,088,816	24,428,788
AllianzGI China Equity	6,947,765	6,121,911
AllianzGI Convertible	2,481,099,733	2,353,349,104
AllianzGI Emerging Markets Debt	35,217,134	7,481,459
AllianzGI Global Fundamental Strategy	5,944,354	5,690,388
AllianzGI Global Managed Volatility	19,417,752	18,463,616
AllianzGI Global Water	180,116,227	83,745,819

	Purchases	Sales
AllianzGI High Yield Bond	$277,002,692	$324,453,817
AllianzGI International Small-Cap	78,181,962	93,094,588
AllianzGI Micro Cap	19,951,483	24,885,473
AllianzGI Multi-Asset Real Return	2,573,870	2,358,108
AllianzGI NFJ Emerging Markets Value	9,715,107	7,613,869
AllianzGI NFJ Global Dividend Value	35,318,347	40,186,918
AllianzGI NFJ International Small-Cap Value	19,262,406	15,655,793
AllianzGI NFJ International Value II	44,904,478	9,403,170
AllianzGI Short Duration High Income	864,358,011	633,542,656
AllianzGI Structured Return	39,410,346	19,122,373
AllianzGI Ultra Micro Cap	85,419,317	91,242,470
AllianzGI U.S. Equity Hedged	7,441,166	444,577
AllianzGI U.S. Small-Cap Growth	26,597,345	24,590,714

Purchases and sales in U.S. government obligations for AllianzGI Multi-Asset Real Return were $216,732 and $396,301, respectively.

(a) Transactions in options written for the year ended November 30, 2014:

	AllianzGI Global Fundamental Strategy:
	Contracts	Premiums
Options outstanding, November 30, 2013	244	$16,203
Options written	709	122,327
Options terminated in closing transactions	(504)	(94,193)
Options expired	(404)	(28,691)
Options outstanding, November 30, 2014	45	$15,646

256	November 30, 2014 |	Annual Report

	AllianzGI Structured Return:
	Contracts	Premiums
Options outstanding, November 30, 2013	876	$295,248
Options written	8,967	8,901,884
Options terminated in closing transactions	(3,285)	(4,940,332)
Options expired	(5,681)	(2,714,533)
Options exercised	(33)	(4,276)
Options outstanding, November 30, 2014	844	$1,537,991

	AllianzGI U.S. Equity Hedged:
	Contracts	Premiums
Options outstanding, November 30, 2013	36	$17,842
Options written	644	405,056
Options terminated in closing transactions	(183)	(112,915)
Options expired	(425)	(267,041)
Options outstanding, November 30, 2014	72	$42,942

(b) Futures contracts outstanding at November 30, 2014:

AllianzGI Best Styles Global Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: E-mini S&P 500 Index	9	$930	12/19/14	$11,476
Euro STOXX 50 Index	4	161	12/19/14	6,359
FTSE 100 Index	1	105	12/19/14	763
Mini MSCI Emerging Markets Index	3	150	12/19/14	1,640
TOPIX Index	1	119	12/11/14	709
				$20,947

AllianzGI Global Fundamental Strategy:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short: 10-Year U.S. Treasury Note Futures	(5)	$(635)	3/20/15	$(5,791)
E-mini S&P 500 Index	(5)	(517)	12/19/14	(18,437)
Euro STOXX 50 Index	(10)	(403)	12/19/14	(1,883)
U.S. Treasury 5-Year Note	(4)	(478)	3/31/15	(2,633)
				$(28,744)

AllianzGI Multi-Asset Real Return:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Dow Jones U.S. Real Estate Index	4	$120	12/19/14	$8,986
E-mini Materials	4	207	12/19/14	(4,970)
E-mini S&P 500 Index	2	206	12/19/14	12,725
Mini MSCI Emerging Markets Index	2	100	12/19/14	(7,046)
Short: 10-Year U.S. Treasury Note Futures	(7)	(889)	3/20/15	(9,529)
				$166

(c) Forward foreign currency contracts outstanding at November 30, 2014:

AllianzGI Emerging Markets Debt:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
700,000 Malaysian Ringgit settling 12/5/14	State Street Bank	$208,582	$206,899	$(1,683)
10,500,000 Russian Ruble settling 12/5/14	State Street Bank	234,847	210,618	(24,229)
3,600,000 South African Rand settling 12/5/14	State Street Bank	326,050	324,894	(1,156)

Annual Report	| November 30, 2014	257

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Emerging Markets Debt (cont’d)
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2014	Unrealized Appreciation (Depreciation)
Sold:
1,200,000 Brazilian Real settling 12/5/14	State Street Bank	$478,469	$465,857	$12,612
700,000 Malaysian Ringgit settling 12/5/14	State Street Bank	209,049	206,899	2,150
10,500,000 Russian Ruble settling 12/5/14	State Street Bank	242,887	210,618	32,269
3,600,000 South African Rand settling 12/5/14	State Street Bank	329,495	324,894	4,601
				$24,564

AllianzGI Global Fundamental Strategy:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
400,000 Euro settling 2/27/15	State Street Bank	$497,700	$497,696	$(4)
28,000,000 Indian Rupee settling 4/6/15	State Street Bank	433,996	439,921	5,925
7,000,000 Indian Rupee settling 4/6/15	State Street Bank	111,732	109,980	(1,752)
Sold:
250,000 British Pound settling 2/27/15	State Street Bank	391,679	390,255	1,424
1,850,000 Euro settling 2/27/15	State Street Bank	2,300,467	2,301,842	(1,375)
480,730 Swiss Franc settling 2/27/15	State Street Bank	497,700	498,044	(344)
				$3,874

At November 30, 2014, AllianzGI Best Styles Global Equity, AllianzGI Global Fundamental Strategy, AllianzGI Multi-Asset Real Return, AllianzGI Structured Return and AllianzGI U.S. Equity Hedged pledged $149,859, $131,138, $116,355, $62,476 and $103,540, respectively, in cash as collateral for derivatives.

Glossary:

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

8.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid was:

	Period or Year ended November 30, 2014			Period or Year ended November 30, 2013
	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain	Return of Capital
AllianzGI Retirement 2015	$557,163	—	—	$569,457	—	—
AllianzGI Retirement 2020	854,280	—	—	551,653	$54,370	—
AllianzGI Retirement 2025	834,956	—	—	502,164	2,816	—
AllianzGI Retirement 2030	1,116,872	—	—	681,422	51,668	—
AllianzGI Retirement 2035	791,580	—	—	396,441	3,140	—
AllianzGI Retirement 2040	823,105	$26,206	—	413,174	31,304	—
AllianzGI Retirement 2045	398,011	40,741	—	256,343	2,300	—
AllianzGI Retirement 2050	403,564	122,638	—	268,914	29,671	—
AllianzGI Retirement 2055	153,467	65,638	—	190,157	2,023	—
AllianzGI Retirement Income	567,772	—	—	1,042,050	131,871	$45,957
AllianzGI Global Allocation	4,374,925	—	—	7,494,791	—	—
AllianzGI Global Growth Allocation	256,253	675,794	—	213,519	74,549	—
AllianzGI Behavioral Advantage Large Cap	1,436,043	1,151,765	—	1,342,175	1,428	—
AllianzGI China Equity	34,320	—	—	89,688	—	—
AllianzGI Convertible	56,930,242	59,953,187	—	25,073,078	—	—

258	November 30, 2014 |	Annual Report

	Period or Year ended November 30, 2014			Period or Year ended November 30, 2013
	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long -Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain	Return of Capital
AllianzGI Global Fundamental Strategy	$266,052	$1,391	—	—	—	—
AllianzGI Global Managed Volatility	659,576	299,591	—	$687,260	$10,217	—
AllianzGI Global Water	636,324	—	—	1,119,355	—	—
AllianzGI High Yield Bond	33,030,938	1,191,439	—	27,056,462	—	—
AllianzGI International Small- Cap	3,053,996	7,320,839	—	1,150,058	—	—
AllianzGI Micro Cap	—	2,678,999	—	—	2,229,870	—
AllianzGI Multi- Asset Real Return	111,905	7,560	$1,126	—	—	—
AllianzGI NFJ Emerging Markets Value	201,994	—	—	78,696	—	—
AllianzGI NFJ Global Dividend Value	3,125,190	2,328,737	—	1,518,904	113,295	—
AllianzGI NFJ International Small- Cap Value	470,540	140,105	—	96,855	—	—
AllianzGI NFJ International Value II	748,287	152,847	—	65,205	—	—
AllianzGI Short Duration High Income	33,350,451	—	—	18,939,326	—	—
AllianzGI Structured Return	160,577	365,458	—	—	—	—
AllianzGI Ultra Micro Cap	—	552,167	—	—	38,663	—
AllianzGI U.S. Equity Hedged	719,717	—	—	—	—	—
AllianzGI U.S. Small- Cap Growth	621,466	2,758,860	—	—	479,103	—

(1)	Includes short-term capital gains, if any.

At November 30, 2014, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Post-October Capital Loss (Gain )(4)
					Short-Term	Long-Term
AllianzGI Retirement 2015	$626,023	$413,412	—	—	$4,482	—
AllianzGI Retirement 2020	1,060,896	275,242	—	—	4,008	—
AllianzGI Retirement 2025	1,154,056	45,832	—	—	22,525	—
AllianzGI Retirement 2030	1,439,795	633,993	—	—	20,397	—
AllianzGI Retirement 2035	1,024,006	508,278	—	—	—	—
AllianzGI Retirement 2040	1,106,868	846,854	—	—	—	—
AllianzGI Retirement 2045	586,085	316,983	—	—	—	—
AllianzGI Retirement 2050	498,951	526,675	—	—	—	—
AllianzGI Retirement 2055	153,474	207,827	—	—	—	—
AllianzGI Retirement Income	400,801	503,540	—	—	—	—
AllianzGI Global Allocation	1,481,522	2,430,465	—	—	—	—
AllianzGI Global Growth Allocation	143,022	516,667	—	—	—	—
AllianzGI Behavioral Advantage Large Cap	3,646,807	3,643,596	—	—	219,845	—
AllianzGI Best Styles Global Equity	1,555,663	109,159	—	$2,554	—	—
AllianzGI China Equity	126,724	131,769	—	—	—	—
AllianzGI Convertible	51,692,599	135,361,673	—	—	6,281,848	$(5,610,163)
AllianzGI Emerging Markets Debt	229,623	—	$103,115	—	76,380	—
AllianzGI Global Fundamental Strategy	767,309	—	128,037	—	25,382	38,073
AllianzGI Global Managed Volatility	955,692	941,123	—	27	—	—
AllianzGI Global Water	1,031,496	—	7,751,355	270	—	—
AllianzGI High Yield Bond	116,584	—	4,106,201	—	125,194	903,755
AllianzGI International Small-Cap	232,378	9,181,115	—	4,215	51,383	182,900
AllianzGI Micro Cap	—	3,308,201	4,127,633	482,297	288,601	41,799
AllianzGI Multi-Asset Real Return	72,673	—	76,309	749	10,017	(2,413)
AllianzGI NFJ Emerging Markets Value	299,404	77,836	—	7,845	21,971	(9,873)
AllianzGI NFJ Global Dividend Value	1,010,869	3,821,387	—	7,840	—	—
AllianzGI NFJ International Small-Cap Value	686,355	1,270,383	—	5,849	90,914	—
AllianzGI NFJ International Value II	210,673	152,693	—	528	—	—

Annual Report	| November 30, 2014	259

Notes to Financial Statements (cont’d)

November 30, 2014

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Post-October Capital Loss (Gain)(4)
					Short-Term	Long-Term
AllianzGI Short Duration High Income	$2,934,186	—	$4,316,977	—	$440,057	$6,988
AllianzGI Structured Return	281,096	$641,229	—	—	(650,164)	901,063
AllianzGI Ultra Micro Cap	—	975,818	—	$2,167,108	503,055	637,442
AllianzGI U.S. Equity Hedged	976,022	—	—	—	—	—
AllianzGI U.S. Small-Cap Growth	—	3,214,768	—	265,708	185,236	(18,440)

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2014 through November 30, 2014, and/or other ordinary losses realized during the period January 1, 2014 through November 30, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Net capital losses realized during the period November 1, 2014 through November 30, 2014 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At November 30, 2014, capital loss carryforward amounts were:

						No Expiration(5)
	2017		2018		2019	Short-Term	Long-Term
AllianzGI Emerging Markets Debt	—		—		—	$103,115	—
AllianzGI Global Water	$722,349	*	$5,991,388	*	$1,037,618	—	—
AllianzGI Global Fundamental Strategy	—		—		—	—	$128,037
AllianzGI High Yield Bond	—		—		—	2,044,529	2,061,672
AllianzGI Micro Cap	4,127,633	*	—		—	—	—
AllianzGI Multi-Asset Real Return	—		—		—	76,309	—
AllianzGI Short Duration High Income	—		—		—	4,278,230	38,747

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended November 30, 2014, the Funds had capital loss carryforwards which were utilized as follows:

		Post-Enactment Utilized
	Pre-Enactment Utilized	Short-Term	Long-Term
AllianzGI Retirement 2015	—	$206,845	—
AllianzGI Retirement 2020	—	318,630	—
AllianzGI Retirement 2025	—	411,578	—
AllianzGI Retirement 2030	—	215,981	—
AllianzGI Retirement 2035	—	275,054	—
AllianzGI Global Allocation	$8,521,102	—	—
AllianzGI China Equity	—	—	$208,784
AllianzGI Global Water	11,772,719	—	—
AllianzGI Micro Cap	2,326,943	—	—
AllianzGI NFJ Emerging Markets Value	—	158,305	—

260	November 30, 2014 |	Annual Report

For the period or year ended November 30, 2014, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2015(g)	$79,898	$(79,898)	—	—
AllianzGI Retirement 2020(g)	139,786	(139,786)	—	—
AllianzGI Retirement 2025(g)	172,372	(172,372)	—	—
AllianzGI Retirement 2030(g)	220,680	(220,680)	—	—
AllianzGI Retirement 2035(g)	187,658	(187,658)	—	—
AllianzGI Retirement 2040(g)	191,923	(191,923)	—	—
AllianzGI Retirement 2045(g)	112,247	(112,247)	—	—
AllianzGI Retirement 2050(g)	102,431	(102,431)	—	—
AllianzGI Retirement 2055(g)	35,182	(35,182)	—	—
AllianzGI Retirement Income(e)(g)	86,483	(85,202)	$(1,281)	—
AllianzGI Global Allocation(g)	858,521	(858,521)
AllianzGI Global Growth Allocation(g)	32,762	(32,762)	—	—
AllianzGI Behavioral Advantage Large Cap(a)	24,628	(24,628)	—	—
AllianzGI Best Styles Global Equity(b)(e)(f)(h)	(13,661)	14,535	(579)	$(295)
AllianzGI China Equity(b)(f)	41,842	(41,842)	—	—
AllianzGI Convertible(j)(k)	7,672,485	(7,672,485)	—	—
AllianzGI Emerging Markets Debt(e)(f)	(63,662)	63,688	(26)	—
AllianzGI Global Fundamental Strategy(a)(c)(f)	308,695	(308,695)	—	—
AllianzGI Global Managed Volatility(b)(f)(h)	(27,647)	29,902	—	(2,255)
AllianzGI Global Water(f)	(132,498)	132,498	—	—
AllianzGI High Yield Bond(a)(c)(e)(i)	2,476,769	(2,453,633)	(23,136)	—
AllianzGI International Small-Cap(f)	(92,448)	92,448	—	—
AllianzGI Micro Cap(d)	463,770	—	(463,770)	—
AllianzGI Multi-Asset Real Return(a)(b)(f)(g)(h)	18,769	(17,809)	—	(960)
AllianzGI NFJ Emerging Markets Value(b)(e)(f)	27,111	(27,046)	(65)	—
AllianzGI NFJ Global Dividend Value(f)	(31,232)	31,232	—	—
AllianzGI NFJ International Small-Cap Value(b)(f)	63,324	(63,324)	—	—
AllianzGI NFJ International Value II(a)(b)(f)	5,057	(5,057)	—	—
AllianzGI Short Duration High Income(c)(e)(i)	3,981,132	(3,931,781)	(49,351)	—
AllianzGI Structured Return(d)(h)	99,064	(99,064)	—	—
AllianzGI Ultra Micro Cap(d)	895,893	—	(895,893)	—
AllianzGI U.S. Equity Hedged(a)(h)	4,722	(4,383)	—	(339)

These	permanent “book-tax” differences were primarily attributable to:
(a)	Reclassification of dividends/distributions
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes
(c)	Treatment of bond premium amortization
(d)	Net operating losses
(e)	Reclassification of non-deductible expenses
(f)	Reclassification of gains and losses from foreign currency transactions
(g)	Reclassification of short-term capital gain dividends from underlying funds
(h)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(i)	Reclassification of consent fees
(j)	Reclassification of gains from sale of contingent debt
(k)	Section 305 sales adjustment

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

Annual Report	| November 30, 2014	261

Notes to Financial Statements (cont’d)

November 30, 2014

At November 30, 2014, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2015	$33,382,504	$1,170,034	$256,400	$913,634
AllianzGI Retirement 2020	61,493,304	1,848,122	696,918	1,151,204
AllianzGI Retirement 2025	63,869,009	1,926,650	676,195	1,250,455
AllianzGI Retirement 2030	62,190,598	2,899,931	773,018	2,126,913
AllianzGI Retirement 2035	51,900,245	2,405,229	642,686	1,762,543
AllianzGI Retirement 2040	41,403,718	2,745,661	572,952	2,172,709
AllianzGI Retirement 2045	25,262,341	1,655,499	333,239	1,322,260
AllianzGI Retirement 2050	19,945,744	1,831,702	266,426	1,565,276
AllianzGI Retirement 2055	7,248,512	663,970	96,456	567,514
AllianzGI Retirement Income	28,274,086	1,329,974	217,236	1,112,738
AllianzGI Global Allocation	187,965,201	23,807,457	2,287,173	21,520,284
AllianzGI Global Growth Allocation	5,492,866	805,558	110,901	694,657
AllianzGI Behavioral Advantage Large Cap	72,624,469	14,557,467	1,670,595	12,886,872
AllianzGI Best Styles Global Equity	30,961,560	3,178,807	956,083	2,222,724
AllianzGI China Equity	5,361,803	390,668	290,503	100,165
AllianzGI Convertible	2,377,423,909	361,437,192	35,729,110	325,708,082
AllianzGI Emerging Markets Debt	29,224,441	295,072	478,648	(183,576)
AllianzGI Global Fundamental Strategy	21,153,021	1,453,367	615,000	838,367
AllianzGI Global Managed Volatility	15,343,944	1,569,973	309,848	1,260,125
AllianzGI Global Water	314,062,222	48,272,648	15,337,271	32,935,377
AllianzGI High Yield Bond	382,307,861	10,923,444	11,054,745	(131,301)
AllianzGI International Small-Cap	82,110,643	14,915,223	5,594,446	9,320,777
AllianzGI Micro Cap	28,802,119	12,887,530	1,915,898	10,971,632
AllianzGI Multi-Asset Real Return	6,028,474	266,376	334,166	(67,790)
AllianzGI NFJ Emerging Markets Value	9,737,869	710,896	822,693	(111,797)
AllianzGI NFJ Global Dividend Value	60,667,259	9,690,189	4,561,215	5,128,974
AllianzGI NFJ International Small-Cap Value	18,697,657	1,741,132	1,150,781	590,351
AllianzGI NFJ International Value II	39,800,407	2,388,257	2,932,247	(543,990)
AllianzGI Short Duration High Income	765,077,494	832,580	14,890,666	(14,058,086)
AllianzGI Structured Return	25,347,176	—	—	—
AllianzGI Ultra Micro Cap	88,648,077	29,934,560	4,821,331	25,113,229
AllianzGI U.S. Equity Hedged	16,173,152	—	—	—
AllianzGI U.S. Small-Cap Growth	28,507,866	10,167,159	873,669	9,293,490

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, return of capital distributions from underlying funds, PFIC mark-to-market, differing treatment of bond premium amortization, basis adjustments from convertible preferred stock, mixed straddle adjustments, and mark-to-market on options contracts purchased.

262	November 30, 2014 |	Annual Report

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Annual Report	| November 30, 2014	263

Notes to Financial Statements (cont’d)

November 30, 2014

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2015				AllianzGI Retirement 2020
	Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	565,795	$11,168,574	339,353	$6,590,045	1,433,411	$28,178,631	603,165	$11,502,340
Class C	15,337	298,797	9,440	180,334	4,810	94,427	14,893	283,810
Class D	17	332	5,336	103,137	2,880	56,444	4,872	91,607
Class R	1,134	22,530	2,422	46,614	5,007	97,615	5,741	108,954
Class P	171,764	3,325,289	72,831	1,426,157	333,605	6,405,645	309,334	5,912,317
Class R6	715,197	14,343,900	72,899	1,421,553	159,121	3,113,834	62,648	1,201,673
Administrative Class	16,965	335,842	236,281	4,647,163	82,204	1,617,550	457,658	8,868,219

Issued in reinvestment of dividends and distributions:
Class A	10,510	201,688	7,679	146,212	19,810	376,585	12,660	236,750
Class C	736	14,041	1,957	36,887	225	4,276	194	3,612
Class D	120	2,326	1,909	36,338	262	5,007	358	6,724
Class R	76	1,464	691	13,152	772	14,703	1,332	24,921
Class P	4,379	84,782	5,757	110,299	8,058	154,714	7,232	136,329
Class R6	9,220	178,596	11,467	219,816	8,358	160,647	10,236	193,174
Administrative Class	3,808	73,602	21	397	7,237	138,300	240	4,513

Cost of shares redeemed:
Class A	(205,257)	(4,032,346)	(188,595)	(3,639,746)	(168,555)	(3,278,677)	(196,186)	(3,738,689)
Class C	(35,474)	(694,946)	(43,276)	(822,629)	(4,003)	(78,690)	(11,623)	(219,671)
Class D	(5,313)	(104,936)	(63,597)	(1,225,620)	(5,733)	(113,637)	(2,636)	(50,334)
Class R	(2,592)	(50,484)	(15,487)	(301,376)	(7,690)	(150,766)	(3,012)	(56,238)
Class P	(190,596)	(3,761,904)	(75,304)	(1,455,480)	(99,035)	(1,960,444)	(201,003)	(3,841,134)
Class R6	(440,624)	(8,878,990)	(115,021)	(2,243,140)	(270,027)	(5,377,317)	(90,749)	(1,746,394)
Administrative Class	(47,231)	(938,663)	(51,879)	(1,007,395)	(58,748)	(1,155,300)	(87,446)	(1,677,656)
Net increase resulting from Fund share transactions	587,971	$11,589,494	214,884	$4,282,718	1,451,969	$28,303,547	897,908	$17,244,827

264	November 30, 2014 |	Annual Report

AllianzGI Retirement 2025				AllianzGI Retirement 2030				AllianzGI Retirement 2035
Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,335,068	$22,916,623	869,581	$14,411,889	928,027	$19,420,259	436,817	$8,660,866	816,929	$14,941,272	411,160	$7,045,369
—	—	—	—	6,650	138,830	14,764	291,091	—	—	—	—
—	—	—	—	2,113	43,399	18,337	367,695	—	—	—	—
35,394	595,164	16,658	275,121	18,581	388,307	28,801	576,076	9,352	170,961	8,199	141,502
703,711	11,746,860	131,727	2,202,601	541,841	11,072,179	223,730	4,460,149	572,738	10,179,074	107,100	1,859,117
225,478	3,834,014	39,346	655,355	268,513	5,654,075	149,676	3,028,841	155,191	2,843,057	29,687	516,675
117,954	2,028,052	672,665	11,362,396	92,910	1,960,346	495,163	10,095,568	78,765	1,447,310	624,137	10,953,335

25,283	421,464	15,518	252,174	21,054	427,836	12,325	238,512	16,679	297,724	6,767	112,357
—	—	—	—	495	10,033	604	11,625	—	—	—	—
—	—	—	—	637	13,023	549	10,676	—	—	—	—
1,097	18,248	1,448	23,496	896	18,290	1,572	30,514	922	16,445	1,376	22,802
4,784	80,182	6,306	102,792	8,988	184,881	7,920	154,924	6,302	113,126	6,969	116,059
6,502	108,975	7,183	117,165	12,548	258,616	14,466	283,260	7,644	137,282	8,659	144,295
11,996	200,811	69	1,137	9,758	200,325	50	982	12,521	224,389	83	1,441

(318,923)	(5,466,861)	(133,589)	(2,215,838)	(225,966)	(4,705,694)	(501,231)	(9,937,403)	(116,775)	(2,135,925)	(40,516)	(704,143)
—	—	—	—	(10,583)	(219,126)	(10,256)	(203,117)	—	—	—	—
—	—	—	—	(3,534)	(74,687)	(14,044)	(282,332)	—	—	—	—
(22,892)	(383,869)	(50,850)	(843,426)	(10,198)	(211,997)	(27,867)	(559,660)	(4,604)	(85,076)	(9,070)	(155,978)
(167,809)	(2,872,130)	(115,589)	(1,929,703)	(90,735)	(1,921,242)	(116,414)	(2,350,577)	(115,777)	(2,127,542)	(61,753)	(1,071,313)
(142,236)	(2,478,415)	(71,932)	(1,201,089)	(389,999)	(8,258,015)	(104,884)	(2,119,284)	(131,228)	(2,440,381)	(19,236)	(334,449)
(55,774)	(962,168)	(48,964)	(810,805)	(80,462)	(1,695,999)	(67,647)	(1,366,361)	(43,975)	(806,171)	(50,437)	(882,821)
1,759,633	$29,786,950	1,339,577	$22,403,265	1,101,534	$22,703,639	562,431	$11,392,045	1,264,684	$22,775,545	1,023,125	$17,764,248

Annual Report	| November 30, 2014	265

Notes to Financial Statements (cont’d)

November 30, 2014

	AllianzGI Retirement 2040				AllianzGI Retirement 2045
	Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	602,125	$13,046,627	265,931	$5,292,401	351,881	$6,635,440	242,384	$4,226,932
Class C	3,035	65,077	5,701	115,381	—	—	—	—
Class D	1,915	41,790	2,510	50,598	—	—	—	—
Class R	13,129	283,949	13,107	265,360	5,261	99,251	4,475	78,591
Class P	396,823	8,391,622	153,985	3,118,212	374,167	6,834,798	58,550	1,030,558
Class R6	207,481	4,538,383	117,735	2,407,465	55,303	1,043,172	22,228	394,677
Administrative Class	37,217	809,484	268,154	5,509,615	25,662	486,607	88,050	1,560,963

Issued in reinvestment of dividends and distributions:
Class A	14,621	309,393	5,559	107,358	10,650	196,475	4,486	74,602
Class C	239	5,039	258	4,979	—	—	—	—
Class D	203	4,300	298	5,762	—	—	—	—
Class R	1,013	21,388	1,195	23,011	412	7,597	557	9,250
Class P	5,671	121,070	3,587	69,656	3,796	70,620	3,149	52,530
Class R6	12,498	266,724	11,830	230,004	6,710	124,598	7,280	121,489
Administrative Class	5,623	119,471	44	866	2,123	39,271	38	651

Cost of shares redeemed:
Class A	(114,672)	(2,480,516)	(111,633)	(2,233,984)	(65,555)	(1,241,169)	(19,411)	(352,039)
Class C	(5,844)	(125,784)	(1,010)	(20,868)	—	—	—	—
Class D	(2,906)	(62,937)	(4,608)	(92,574)	—	—	—	—
Class R	(7,288)	(158,731)	(2,746)	(55,701)	(1,225)	(23,327)	(3,130)	(55,001)
Class P	(90,176)	(1,975,572)	(58,310)	(1,208,528)	(42,668)	(819,648)	(32,773)	(581,041)
Class R6	(315,133)	(6,958,416)	(63,127)	(1,309,076)	(21,916)	(422,785)	(4,148)	(75,514)
Administrative Class	(37,880)	(821,095)	(34,293)	(714,490)	(18,161)	(345,338)	(6,376)	(115,274)
Net increase (decrease) resulting from Fund share transactions	727,694	$15,441,266	574,167	$11,565,447	686,440	$12,685,562	365,359	$6,371,374

266	November 30, 2014 |	Annual Report

AllianzGI Retirement 2050				AllianzGI Retirement 2055				AllianzGI Retirement Income
Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

184,392	$4,003,253	30,447	$610,616	62,661	$1,165,536	7,089	$123,004	277,751	$5,324,689	76,446	$1,456,041
848	18,153	2,441	50,382	—	—	—	—	29,059	554,674	30,550	575,686
1,934	41,897	6,501	131,630	—	—	—	—	4,586	89,080	31,610	606,234
5,260	114,561	7,563	151,084	4,091	75,584	1,870	32,596	3,714	73,267	1,521	29,649
218,872	4,652,264	36,217	734,226	61,933	1,143,776	10,234	178,050	259,938	4,960,657	168,171	3,226,547
142,748	3,131,628	128,943	2,638,528	17,208	327,478	20,476	363,504	121,093	2,307,728	85,636	1,611,604
15,235	333,045	57,615	1,183,558	7,983	149,207	11,999	211,301	12,601	245,703	141,253	2,741,571

4,363	93,070	980	18,646	1,172	21,356	79	1,290	5,138	98,989	10,998	207,020
157	3,333	79	1,486	—	—	—	—	2,353	45,087	10,949	204,425
472	10,080	347	6,607	—	—	—	—	872	16,924	3,276	61,972
663	14,134	660	12,530	153	2,791	124	2,031	126	2,510	237	4,597
3,259	70,571	1,415	27,124	859	15,862	202	3,316	7,746	151,273	12,790	243,413
13,791	296,988	12,077	231,563	9,281	170,105	11,280	184,908	11,265	215,784	24,141	451,103
1,765	37,821	33	629	492	8,985	39	635	1,903	37,092	1,624	30,372

(17,588)	(384,126)	(54,766)	(1,068,408)	(12,856)	(234,967)	(569)	(10,028)	(184,344)	(3,547,224)	(113,932)	(2,155,720)
(214)	(4,743)	(40)	(797)	—	—	—	—	(55,702)	(1,055,914)	(174,179)	(3,264,397)
(4,712)	(102,260)	(1,779)	(35,285)	—	—	—	—	(11,788)	(227,211)	(57,101)	(1,074,324)
(2,304)	(49,752)	(3,520)	(71,730)	(465)	(8,626)	(343)	(6,079)	(828)	(16,175)	(3,238)	(63,934)
(49,914)	(1,093,827)	(12,223)	(247,808)	(3,433)	(64,844)	(992)	(17,648)	(174,487)	(3,404,901)	(194,801)	(3,706,715)
(150,620)	(3,320,055)	(58,360)	(1,213,335)	(815)	(15,132)	(1,691)	(29,665)	(142,315)	(2,735,083)	(197,843)	(3,758,560)
(15,510)	(343,282)	(3,472)	(72,436)	(1,368)	(25,758)	(790)	(13,833)	(40,737)	(786,766)	(15,164)	(283,956)
352,897	$7,522,753	151,158	$3,088,810	146,896	$2,731,353	59,007	$1,023,382	127,944	$2,350,183	(157,056)	$(2,857,372)

Annual Report	| November 30, 2014	267

Notes to Financial Statements (cont’d)

November 30, 2014

	AllianzGI Global Allocation				AllianzGI Global Growth Allocation
	Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	488,819	$5,873,282	650,172	$7,485,478	13,404	$292,209	29,219	$677,830
Class B	2,464	30,262	6,790	80,274	—	—	—	—
Class C	213,160	2,598,606	306,134	3,563,605	4,738	101,602	8,519	191,618
Class D	113,628	1,360,961	84,238	964,066	4,698	104,018	13,390	311,015
Class R	—	—	—	—	6,213	141,517	3,818	88,855
Class P	90,351	1,093,598	140,168	1,610,906	237	5,393	879	20,000
Institutional Class	1,399,068	16,736,242	1,462,202	16,475,092	10,994	247,967	19,000	433,953
Class R6	—	—	—	—	—	—	—	—
Administrative Class	1,043	12,798	5,944	68,916	252	5,517	—	—

Issued in reinvestment of dividends and distributions:
Class A	107,244	1,295,082	202,512	2,264,319	8,921	191,140	1,479	31,867
Class B	2,373	29,152	9,534	108,471	—	—	—	—
Class C	64,439	786,340	156,805	1,773,598	8,945	189,428	1,968	41,928
Class D	2,898	34,933	1,173	13,150	2,579	54,881	212	4,545
Class R	29	351	51	563	774	16,508	35	753
Class P	978	11,777	1,957	21,872	279	5,969	32	692
Institutional Class	149,348	1,787,276	220,253	2,440,727	21,933	470,228	9,653	207,625
Administrative Class	47	587	4,830	54,859	131	2,792	31	658

Cost of shares redeemed:
Class A	(1,067,994)	(12,901,939)	(1,358,968)	(15,588,863)	(29,245)	(638,957)	(14,440)	(330,565)
Class B	(95,177)	(1,166,655)	(161,681)	(1,874,028)	—	—	—	—
Class C	(940,056)	(11,488,956)	(1,129,703)	(13,058,303)	(11,062)	(244,700)	(9,425)	(213,799)
Class D	(32,083)	(386,436)	(9,214)	(105,094)	(17,776)	(391,639)	(1,572)	(36,382)
Class R	—	—	—	—	(4,815)	(110,410)	(1,097)	(24,512)
Class P	(80,551)	(982,880)	(98,504)	(1,120,655)	(237)	(5,266)	—	—
Institutional Class	(1,163,787)	(13,963,585)	(1,084,456)	(12,213,671)	(11,524)	(264,374)	(122,046)	(2,920,674)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	(432)	(5,198)	(155,060)	(1,767,402)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(744,191)	$(9,244,402)	(744,823)	$(8,802,120)	9,439	$173,823	(60,345)	$(1,514,593)

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.

268	November 30, 2014 |	Annual Report

AllianzGI Behavioral Advantage Large Cap				AllianzGI Best Styles Global Equity		AllianzGI China Equity
Year ended November 30, 2014		Year ended November 30, 2013		Period from December 2, 2013** through November 30, 2014		Year ended November 30, 2014		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

162,296	$3,827,973	381,505	$8,441,306	—	—	47,977	$836,508	2,710	$41,971
—	—	—	—	—	—	—	—	—	—
12,353	284,894	5,241	111,787	—	—	333	5,524	2,030	32,377
33,945	821,450	25,397	475,978	—	—	97,121	1,696,266	46,920	725,761
—	—	—	—	—	—	—	—	—	—
3,788	92,492	—	—	—	—	118,589	2,120,128	—	—
1,871,574	44,216,425	1,247,607	25,277,771	—	—	4,105	65,077	6,213	96,128
—	—	—	—	2,418,239	$36,454,373	—	—	—	—
—	—	—	—	—	—	—	—	—	—

1,899	42,711	139	2,505	—	—	72	1,192	133	2,022
—	—	—	—	—	—	—	—	—	—
468	10,364	250	4,469	—	—	— *	2	— *	1
313	6,971	406	7,289	—	—	96	1,635	733	11,196
—	—	—	—	—	—	—	—	—	—
32	714	51	920	—	—	3	45	15	226
96,471	2,172,662	73,598	1,327,554	—	—	1,934	31,446	5,019	76,243
—	—	—	—	—	—	—	—	—	—

(136,703)	(3,281,256)	(21,301)	(478,932)	—	—	(34,924)	(587,180)	(4,000)	(62,748)
—	—	—	—	—	—	—	—	—	—
(3,656)	(89,007)	(162)	(3,571)	—	—	(1,878)	(29,652)	(2,705)	(40,672)
(2,052)	(49,299)	(19,009)	(388,643)	—	—	(93,591)	(1,640,283)	(58,913)	(908,783)
—	—	—	—	—	—	—	—	—	—
(28)	(684)	—	—	—	—	(117,198)	(2,030,207)	(955)	(15,129)
(1,134,784)	(27,583,735)	(186,572)	(4,005,345)	—	—	(4,222)	(71,492)	(4,470)	(67,415)
—	—	—	—	(736,256)	(11,914,060)	—	—	—	—
—	—	—	—	—	—	—	—	—	—
905,916	$20,472,675	1,507,150	$30,773,088	1,681,983	$24,540,313	18,417	$399,009	(7,270)	$(108,822)

Annual Report	| November 30, 2014	269

Notes to Financial Statements (cont’d)

November 30, 2014

	AllianzGI Convertible				AllianzGI Emerging Markets Debt
	Year ended November 30, 2014		Year ended November 30, 2013		Period from September 15, 2014** through November 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,378,536	$333,949,448	8,591,634	$280,372,826	—	—
Class C	783,892	27,624,284	2,204,183	72,452,081	—	—
Class D	1,531,177	54,245,530	5,516,035	178,731,349	—	—
Class R	36,759	1,298,733	9,446	291,603	—	—
Class P	2,654,621	94,076,352	6,525,498	215,786,524	—	—
Institutional Class	16,075,929	572,163,253	28,046,811	896,431,887	201	$3,000
Administrative Class	29,719	1,046,515	512,078	16,761,400	—	—

Issued in reinvestment of dividends and distributions:
Class A	480,991	16,815,149	65,158	2,055,284	—	—
Class C	83,150	2,880,924	8,104	254,332	—	—
Class D	144,620	5,010,224	26,167	828,429	—	—
Class R	866	30,474	36	1,142	—	—
Class P	206,303	7,175,753	30,015	942,805	—	—
Institutional Class	1,272,195	44,097,511	369,146	11,475,867	—	—
Administrative Class	12,056	413,373	3,411	106,752	—	—

Cost of shares redeemed:
Class A	(5,777,035)	(206,419,460)	(2,833,097)	(90,812,118)	—	—
Class C	(645,134)	(23,108,475)	(258,945)	(8,315,914)	—	—
Class D	(2,993,607)	(106,473,571)	(3,324,374)	(105,812,204)	—	—
Class R	(9,438)	(340,913)	(5,624)	(175,584)	—	—
Class P	(3,911,003)	(139,870,968)	(1,231,953)	(39,106,476)	—	—
Institutional Class	(13,963,182)	(496,357,887)	(11,470,946)	(373,729,722)	—	—
Administrative Class	(309,931)	(11,049,724)	(221,785)	(7,167,569)	—	—
Net increase (decrease) resulting from Fund share transactions	5,081,484	$177,206,525	32,560,998	$1,051,372,694	201	$3,000

**	Commencement of operations.

270	November 30, 2014 |	Annual Report

AllianzGI Global Fundamental Strategy				AllianzGI Global Managed Volatility				AllianzGI Global Water
Year ended November 30, 2014		Period from July 1, 2013** through November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

343	$5,500	—	—	7,703	$139,507	4,688	$84,338	5,054,690	$65,144,593	5,512,444	$62,211,861
—	—	—	—	4,210	72,759	9,622	161,779	2,639,550	33,090,769	2,018,617	22,399,195
132,894	2,108,226	—	—	10,278	185,119	5,587	96,532	1,045,385	13,370,723	1,334,896	14,821,546
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	4,361,682	56,618,924	2,464,550	27,959,201
32,885	514,733	3,670	$56,000	355,169	6,347,746	187,391	3,246,795	1,221,512	15,284,070	1,071,185	12,109,835
—	—	—	—	—	—	—	—	—	—	—	—

8	121	—	—	433	7,378	145	2,354	16,616	206,530	40,634	423,408
5	82	—	—	640	10,688	155	2,491	2	24	5,991	61,406
8	123	—	—	221	3,779	128	2,075	2,130	26,435	7,190	74,782
—	—	—	—	—	—	—	—	—	—	—	—
8	127	—	—	45	765	30	492	3,092	38,644	3,988	41,753
17,551	266,990	—	—	54,920	936,311	42,843	690,065	14,188	174,654	5,276	54,605
—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	(4,131)	(74,348)	(1,278)	(22,099)	(3,715,316)	(47,547,688)	(1,838,617)	(20,625,299)
—	—	—	—	(1,169)	(20,156)	(79)	(1,301)	(659,979)	(8,184,199)	(332,044)	(3,662,680)
(130,158)	(2,102,958)	—	—	(1,907)	(32,956)	(4,834)	(83,610)	(649,666)	(8,288,640)	(490,851)	(5,488,667)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	(1,132,432)	(14,452,539)	(704,028)	(8,054,166)
(4,577)	(72,550)	—	—	(341,676)	(6,170,075)	(318,308)	(5,478,653)	(524,519)	(6,774,923)	(212,810)	(2,409,344)
—	—	—	—	—	—	—	—	—	—	—	—
48,967	$720,394	3,670	$56,000	84,736	$1,406,517	(73,910)	$(1,298,742)	7,676,935	$98,707,377	8,886,421	$99,917,436

Annual Report	| November 30, 2014	271

Notes to Financial Statements (cont’d)

November 30, 2014

	AllianzGI High Yield Bond				AllianzGI International Small-Cap
	Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,399,597	$65,986,882	9,935,430	$102,263,468	73,277	$2,791,007	103,722	$4,131,418
Class C	364,999	3,734,373	589,098	6,095,119	16,672	631,732	2,889	106,966
Class D	5,266,270	52,650,764	10,223,893	103,127,026	37,572	1,458,900	6,102	248,611
Class R	85,466	850,770	165,963	1,667,040	1,648	65,427	281	11,046
Class P	4,704,306	46,908,733	7,088,977	71,077,404	62,438	2,371,208	250,454	8,238,161
Institutional Class	8,139,958	81,218,091	7,108,742	71,681,301	617,404	24,247,569	691,638	25,366,913
Administrative Class	975,031	9,674,170	922,461	9,275,763	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	478,710	4,882,230	301,981	3,119,863	3,662	139,022	— *	5
Class C	132,332	1,350,402	124,329	1,283,135	1,882	70,221	9	309
Class D	559,184	5,567,301	485,325	4,881,638	1,781	67,541	— *	11
Class R	14,407	142,605	9,516	95,433	126	4,691	4	153
Class P	164,872	1,616,090	51,149	513,053	84,995	3,203,373	9,018	302,391
Institutional Class	1,231,774	12,214,737	882,805	8,877,726	167,967	6,493,882	25,211	835,561
Administrative Class***	267,511	2,642,365	207,370	2,078,136	32	1,233	— *	1

Cost of shares redeemed:
Class A	(6,267,650)	(64,238,196)	(13,899,036)	(143,273,425)	(37,081)	(1,424,052)	(82,662)	(3,357,604)
Class C	(792,200)	(8,123,429)	(1,078,374)	(11,147,242)	(3,235)	(121,551)	(2,842)	(100,112)
Class D	(12,671,964)	(125,729,678)	(4,425,118)	(44,596,498)	(7,002)	(270,483)	(1,704)	(66,604)
Class R	(87,196)	(864,515)	(105,584)	(1,059,461)	(338)	(12,555)	(4)	(132)
Class P	(7,622,734)	(75,348,847)	(1,388,602)	(13,947,242)	(165,391)	(6,340,580)	(367,738)	(12,280,239)
Institutional Class	(6,073,414)	(60,369,062)	(6,427,655)	(64,748,671)	(939,731)	(36,977,150)	(1,751,653)	(63,692,299)
Administrative Class***	(859,602)	(8,497,846)	(627,488)	(6,317,156)	(395)	(15,734)	—	—
Net increase (decrease) resulting from Fund share transactions	(5,590,343)	$(53,732,060)	10,145,182	$100,946,410	(83,717)	$(3,616,299)	(1,117,275)	$(40,255,444)

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.
***	The Administrative Class of AllianzGI International Small-Cap liquidated on May 21, 2014.

272	November 30, 2014 |	Annual Report

AllianzGI Micro Cap				AllianzGI Multi-Asset Real Return				AllianzGI NFJ Emerging Markets Value
Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Period from December 17, 2012** through November 30, 2013		Year ended November 30, 2014		Period from December 18, 2012** through November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

399,661	$6,160,930	74,399	$1,015,030	8,570	$136,109	2,254	$34,886	6,386	$104,381	659	$10,519
—	—	—	—	2,305	36,791	4,638	67,431	4,960	77,501	967	14,000
—	—	—	—	2,801	45,392	—	—	32,709	498,303	89,929	1,341,066
—	—	—	—	—	—	—	—	—	—	—	—
114,922	1,727,101	198,960	2,717,307	—	—	—	—	—	—	—	—
523,355	8,114,834	740,624	9,794,170	63,174	1,009,479	2,314	35,411	145,860	2,193,154	231,737	3,637,469
—	—	—	—	—	—	—	—	—	—	—	—

6,704	96,626	1,001	11,489	67	1,027	—	—	82	1,302	18	258
—	—	—	—	101	1,522	—	—	40	619	7	99
—	—	—	—	16	247	—	—	1,798	27,988	340	4,846
—	—	—	—	—	—	—	—	—	—	—	—
8,303	121,008	2,806	31,638	13	206	—	—	16	251	8	122
168,032	2,457,259	199,097	2,172,522	7,729	117,589	—	—	11,041	171,834	5,130	73,371
—	—	—	—	—	—	—	—	—	—	—	—

(157,911)	(2,360,756)	(20,683)	(284,391)	(1,962)	(30,566)	—	—	(555)	(8,452)	(100)	(1,553)
—	—	—	—	—	—	—	—	(1,911)	(30,191)	—	—
—	—	—	—	(1,948)	(31,022)	—	—	(8,879)	(138,625)	(20,648)	(323,055)
—	—	—	—	—	—	—	—	—	—	—	—
(155,672)	(2,371,249)	(94,040)	(1,282,966)	—	—	—	—	—	—	—	—
(1,038,064)	(16,274,113)	(703,397)	(9,479,462)	(3,081)	(47,323)	(348)	(5,234)	(68,819)	(1,079,616)	(18,284)	(280,040)
—	—	—	—	—	—	—	—	—	—	—	—
(130,670)	$(2,328,360)	398,767	$4,695,337	77,785	$1,239,451	8,858	$132,494	122,728	$1,818,449	289,763	$4,477,102

Annual Report	| November 30, 2014	273

Notes to Financial Statements (cont’d)

November 30, 2014

	AllianzGI NFJ Global Dividend Value				AllianzGI NFJ International Small-Cap Value
	Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	162,083	$3,477,503	156,809	$3,135,257	48,712	$1,066,486	47,080	$949,567
Class C	39,372	842,560	79,235	1,580,908	40,730	871,407	24,826	475,897
Class D	153,952	3,252,570	12,092	249,792	29,335	652,498	122,827	2,408,829
Class P	33,279	725,436	26,705	544,157	1,118	23,872	—	—
Institutional Class	694,994	14,914,749	889,070	17,441,666	410,371	9,023,170	364,978	7,301,696

Issued in reinvestment of dividends and distributions:
Class A	17,710	379,306	5,523	108,140	3,742	76,805	1,443	25,477
Class C	17,882	378,057	3,519	67,729	1,339	27,556	66	1,272
Class D	2,747	59,528	627	12,397	1,400	28,792	340	6,209
Class P	5,717	123,263	1,542	30,424	22	458	10	185
Institutional Class	188,251	4,014,390	66,335	1,294,273	22,916	475,973	3,582	63,091

Cost of shares redeemed:
Class A	(103,941)	(2,256,133)	(80,230)	(1,662,770)	(32,328)	(702,239)	(1,985)	(39,719)
Class C	(54,948)	(1,154,599)	(39,317)	(767,938)	(3,342)	(68,903)	(812)	(15,461)
Class D	(10,177)	(219,368)	(4,979)	(98,694)	(11,231)	(243,022)	(82,841)	(1,655,878)
Class P	(30,781)	(649,884)	(11,673)	(229,909)	—	—	—	—
Institutional Class	(1,200,205)	(25,678,653)	(777,516)	(16,122,964)	(343,755)	(7,612,375)	(18,106)	(367,353)
Net increase (decrease) resulting from Fund share transactions	(84,065)	$(1,791,275)	327,742	$5,582,468	169,029	$3,620,478	461,408	$9,153,812

**	Commencement of operations.

274	November 30, 2014 |	Annual Report

AllianzGI NFJ International Value II				AllianzGI Short Duration High Income				AllianzGI Structured Return
Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Period from December 3, 2012** through November 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

8,104	$151,790	918	$16,009	8,802,328	$139,766,217	9,245,767	$147,457,855	189,741	$2,890,355	34,359	$543,218
1,926	37,144	9,102	160,912	2,765,867	43,795,323	2,632,258	41,876,500	5,533	85,059	4,265	67,043
26	500	2	32	1,731,511	27,518,112	1,053,388	16,780,609	349,214	5,418,511	136,002	2,095,760
5,818	111,255	—	—	14,537,631	230,330,859	8,229,104	131,186,076	—	—	3,150	50,000
2,121,556	39,404,304	9,647	164,731	7,422,378	117,961,273	10,250,970	163,728,556	505,005	7,704,923	134,593	2,063,286

305	5,554	44	738	452,185	7,148,746	344,340	5,467,728	2,455	37,417	—	—
161	2,894	8	131	176,297	2,778,106	104,122	1,650,508	365	5,488	—	—
47	858	9	152	92,995	1,467,256	46,673	741,285	4,562	69,417	—	—
83	1,546	10	159	354,585	5,582,863	138,088	2,191,585	184	2,794	—	—
47,479	890,282	3,813	64,024	665,136	10,513,478	347,265	5,515,412	26,958	410,919	—	—

(3,021)	(54,207)	(60)	(1,050)	(9,381,755)	(148,623,880)	(4,076,260)	(64,767,196)	(61,661)	(949,899)	(2,447)	(38,784)
(110)	(2,017)	(7,301)	(129,878)	(1,177,178)	(18,572,287)	(521,072)	(8,275,135)	(1,683)	(25,011)	(195)	(3,030)
—	—	—	—	(713,830)	(11,264,468)	(539,985)	(8,594,224)	(76,704)	(1,180,937)	(47,551)	(726,334)
(25)	(473)	—	—	(6,601,562)	(104,185,257)	(4,033,691)	(64,067,265)	(1,646)	(25,650)	—	—
(223,854)	(4,349,794)	(65,288)	(1,115,507)	(4,901,969)	(77,529,321)	(1,715,578)	(27,239,030)	(70,361)	(1,089,070)	(32,977)	(514,076)
1,958,495	$36,199,636	(49,096)	$(839,547)	14,224,619	$226,687,020	21,505,389	$343,653,264	871,962	$13,354,316	229,199	$3,537,083

Annual Report	| November 30, 2014	275

Notes to Financial Statements (cont’d)

November 30, 2014

	AllianzGI Ultra Micro Cap				AllianzGI U.S. Equity Hedged
	Year ended November 30, 2014		Year ended November 30, 2013		Year ended November 30, 2014		Period from December 3, 2012** through November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,370,175	$33,698,669	2,454,435	$51,344,593	5,702	$98,134	81,379	$1,326,639
Class C	—	—	—	—	2,695	46,001	6,465	108,500
Class D	—	—	—	—	56,879	1,009,584	15,315	239,042
Class R	—	—	—	—	—	—	—	—
Class P	534,674	12,662,933	27,501	572,135	—	—	—	—
Institutional Class	1,150,490	28,475,146	3,066,770	63,021,267	396,021	7,063,457	117,315	1,897,897

Issued in reinvestment of dividends and distributions:
Class A	12,155	280,120	752	16,333	5,505	93,117	—	—
Class C	—	—	—	—	673	11,251	—	—
Class D	—	—	—	—	958	16,282	—	—
Class R	—	—	—	—	—	—	—	—
Class P	517	11,847	14	314	40	685	—	—
Institutional Class	10,825	251,234	901	19,672	35,110	598,382	—	—

Cost of shares redeemed:
Class A	(1,670,308)	(39,729,663)	(369,804)	(7,746,956)	(9,234)	(161,102)	—	—
Class C	—	—	—	—	(162)	(2,818)	—	—
Class D	—	—	—	—	(6,414)	(114,397)	(636)	(10,361)
Class R	—	—	—	—	—	—	—	—
Class P	(127,739)	(2,926,317)	(8,555)	(172,955)	—	—	—	—
Institutional Class	(1,650,136)	(39,661,168)	(1,105,860)	(22,669,169)	(34,082)	(592,691)	(5,598)	(90,430)
Net increase (decrease) resulting from Fund share transactions	(369,347)	$(6,937,199)	4,066,154	$84,385,234	453,691	$8,065,885	214,240	$3,471,287

**	Commencement of operations.

276	November 30, 2014 |	Annual Report

AllianzGI U.S. Small-Cap Growth
Year ended November 30, 2014		Year ended November 30, 2013
Shares	Amount	Shares	Amount

116,635	$2,074,433	197,402	$3,210,872
13,014	221,431	19,720	317,722
4,249	75,185	1,225	20,872
1,768	31,487	927	15,557
60,907	1,091,044	4,343	72,862
735,980	13,220,216	822,774	12,878,248

5,794	99,232	347	4,676
3,724	61,995	357	4,669
436	7,436	90	1,186
155	2,639	18	232
716	12,307	35	477
161,597	2,795,276	33,018	440,202

(195,058)	(3,411,792)	(39,901)	(660,566)
(10,068)	(173,417)	(5,072)	(77,126)
(1,565)	(27,694)	(2,079)	(34,319)
(1,645)	(29,492)	(340)	(5,967)
(55,190)	(995,922)	(106)	(1,527)
(529,922)	(9,622,916)	(856,009)	(14,320,751)
311,527	$5,431,448	176,749	$1,867,319

Annual Report	| November 30, 2014	277

Notes to Financial Statements (cont’d)

November 30, 2014

10.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At November 30, 2014, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI Global Allocation	AllianzGI 2025	AllianzGI 2030	AllianzGI 2035	AllianzGI 2040	AllianzGI 2045	AllianzGI 2050
AllianzGI Retirement 2015	7	82%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2020	6	86%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2025	7	89%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2030	5	80%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2035	5	75%	6%	—	—	—	—	—	—	—
AllianzGI Retirement 2040	6	85%	—	—	—	—	—	—	—	—
AllianzGI Retirement 2045	4	63%	15%	—	—	—	—	—	—	—
AllianzGI Retirement 2050	2	57%	18%	—	—	—	—	—	—	—
AllianzGI Retirement 2055	2	26%	54%	—	—	—	—	—	—	—
AllianzGI Retirement Income	6	66%	8%	—	—	—	—	—	—	—
AllianzGI Global Allocation	7	77%	—	—	—	—	—	—	—	—
AllianzGI Global Growth Allocation	1	9%	53%	—	—	—	—	—	—	—
AllianzGI Behavioral Advantage Large Cap	4	43%	23%	10%	—	—	—	—	—	—
AllianzGI Best Styles Global Equity	—	—	17%	25%	—	6%	9%	11%	7%	6%
AllianzGI China Equity	1	5%	84%	—	—	—	—	—	—	—
AllianzGI Convertible	5	60%	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Debt	—	—	100%	—	—	—	—	—	—	—
AllianzGI Global Fundamental Strategy	—	—	97%	—	—	—	—	—	—	—
AllianzGI Global Managed Volatility	—	—	6%	38%	5%	6%	8%	9%	6%	5%
AllianzGI Global Water	7	79%	—	—	—	—	—	—	—	—
AllianzGI High Yield Bond	5	71%	—	—	—	—	—	—	—	—
AllianzGI International Small-Cap	3	62%	—	—	—	—	—	—	—	—
AllianzGI Micro Cap	5	83%	—	—	—	—	—	—	—	—
AllianzGI Multi-Asset Real Return	1	15%	81%	—	—	—	—	—	—	—
AllianzGI NFJ Emerging Markets Value	1	57%	34%	—	—	—	—	—	—	—
AllianzGI NFJ Global Dividend Value	5	62%	—	18%	—	—	—	—	—	—
AllianzGI NFJ International Small-Cap Value	6	48%	24%	11%	—	—	—	—	—	—
AllianzGI NFJ International Value II	1	98%	—	—	—	—	—	—	—	—
AllianzGI Short Duration High Income	7	71%	—	—	—	—	—	—	—	—
AllianzGI Structured Return	3	67%	28%	—	—	—	—	—	—	—
AllianzGI Ultra Micro Cap	6	82%	—	—	—	—	—	—	—	—
AllianzGI U.S. Equity Hedged	4	74%	25%	—	—	—	—	—	—	—
AllianzGI U.S. Small-Cap Growth	3	69%	—	—	—	—	—	—	—	—

278	November 30, 2014 |	Annual Report

11.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser’s advised accounts owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the period or year ended November 30, 2014.

AllianzGI Best Styles Global Equity
	Market Value 12/2/2013*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)
Aareal Bank AG	—	$38,954	—	$(2,186)	$36,768	—	—
Andersons, Inc.	—	13,411	$28	(1,007)	12,375	$101	$(1)
Bechtle AG	—	16,149	—	(306)	15,843	—	—
First Interstate Bancsystem, Inc.†	—	15,277	—	(36)	15,241	260	—
Freenet AG	—	49,350	—	(2,464)	46,886	3,159	—
Group 1 Automotive, Inc.†	—	6,079	5,720	—	—	15	(359)
Home Loan Servicing Solutions Ltd.	—	46,951	—	(4,920)	42,031	2,308	—
Jenoptik AG	—	11,435	—	(3,161)	8,274	197	—
Ju Teng International Holdings Ltd.†	—	5,462	5,536	—	—	—	74
Mentor Graphics Corp.	—	39,565	—	435	40,000	237	—
Montpelier Re Holdings Ltd.	—	28,586	13,494	3,064	19,715	428	1,559
Olin Corp.	—	16,490	—	(1,193)	15,297	486	—
Sanderson Farms, Inc.	—	27,557	—	6,039	33,596	482	—
Select Medical Holdings Corp.	—	16,927	—	966	17,893	124	—
TAL International Group, Inc.†	—	22,648	18,602	—	—	—	(4,046)
Trelleborg AB†	—	12,636	13,677	—	—	—	1,041
Universal Corp.†	—	5,440	5,994	—	—	55	554
Westjet Airlines†	—	5,242	4,235	—	—	34	(1,007)
j2 Global, Inc.	—	15,567	—	3,826	19,393	376	—
Totals	—	$393,726	$67,286	$(943)	$323,312	$8,262	$(2,185)

AllianzGI China Equity
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)
Beijing Jingneng Clean Energy Co., Ltd.†,††	$47,043	$22,316	$62,265	—	—	$887	$492
China Everbright International Ltd.†	276,691	217,576	366,767	$67,181	$220,262	2,051	201,332
China Suntien Green Energy Corp. Ltd.†	46,433	20,502	50,785	—	—	1,127	(13,488)
Comba Telecom Systems Holdings Ltd.††	27,718	143,753	127,696	5,899	119,408	838	20,854
CSR Corp. Ltd.††	92,083	319,674	137,048	53,372	320,473	—	10,895
Digital China Holdings Ltd.	99,099	187,114	—	(71,723)	252,956	2,411	—
Qingling Motors Co., Ltd.	159,528	119,864	—	29,093	300,075	10,069	—
Tiangong International Co., Ltd.†	140,329	160,917	86,952	(14,490)	173,393	4,343	(16,853)
Totals	$888,924	$1,191,716	$831,513	$69,332	$1,386,567	$21,726	$203,232

AllianzGI Global Fundamental Strategy
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)
TLG Immobilien AG††	—	$85,549	—	$(405)	$85,144	—	—

Annual Report	| November 30, 2014	279

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Global Water
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain
China Everbright International Ltd.†	$3,393,922	$1,656,932	$2,693,201	$1,585,425	$3,614,437	$34,863	$1,096,095
Norma Group SE	—	6,156,687	—	190,928	6,347,615	43,020	—
Spectris PLC	3,645,186	598,083	—	(282,227)	3,235,788	71,090	—
Totals	$7,039,108	$8,411,702	$2,693,201	$1,494,126	$13,197,840	$148,973	$1,096,095

AllianzGI International Small-Cap
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)
AMS AG	—	$1,717,761	$82,040	$330,197	$1,970,177	$11,826	$4,259
Aareal Bank AG	$1,576,887	298,250	133,066	934,287	2,013,786	30,922	35,522
Aveva Group PLC†	1,174,443	38,595	1,143,195	—	—	12,719	97,066
Bechtle AG	—	1,698,865	197,045	(83,230)	1,425,359	22,846	6,769
Bertrandt AG	—	666,706	29,985	(87,065)	549,674	—	18
Burckhardt Compression Holding AG	1,593,121	1,286,610	1,923,372	(262,371)	958,931	—	584,671
CANCOM SE	—	1,637,758	121,614	(142,299)	1,376,429	13,636	2,584
China Everbright International Ltd.†	1,371,180	117,593	952,679	585,417	905,521	7,450	547,330
GameLoft SE	—	1,678,793	63,854	(833,518)	768,891	—	(12,530)
Gerry Weber International AG	—	1,169,509	51,183	(237,647)	878,846	—	(1,833)
Interroll Holding AG	—	1,139,924	—	32,816	1,172,740	—	—
Ju Teng International Holdings Ltd.	1,103,899	118,519	325,256	142,303	724,037	29,877	67,754
Net Entertainment NE AB††	—	1,168,667	—	337,169	1,505,836	—	—
Primax Electronics Ltd.††	—	783,097	—	(91,406)	691,691	8,956	—
Schoeller-Bleckmann Oilfield Equipment AG	1,721,478	63,343	372,074	(74,226)	1,093,104	24,342	24,399
SimCorp A/S	2,325,489	—	534,227	580,263	1,407,495	33,824	101,196
Spectris PLC†	1,026,442	34,637	1,021,172	—	—	—	57,968
Spirax-Sarco Engineering PLC	2,314,457	80,729	327,254	492,482	1,915,720	45,460	2,066
Tiangong International Co., Ltd.†	411,665	—	336,973	—	—	—	(29,885)
Trelleborg AB†	1,458,571	103,848	1,703,397	—	—	31,260	263,651
Unit 4 NV†	1,347,794	—	1,375,398	—	—	—	1,075,025
Vacon PLC†	2,220,157	75,619	2,498,398	—	—	40,948	978,107
Totals	$19,645,583	$13,878,823	$13,192,182	$1,623,172	$19,358,237	$314,066	$3,804,137

AllianzGI Micro Cap
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 11/30/2014	Dividend Income	Net Realized Gain
Arctic Cat, Inc.†,††	$315,112	$5,890	$239,433	—	—	$500	$141,024
Neenah Paper, Inc.	344,318	18,013	62,686	$299,420	$413,044	7,535	21,273
Totals	$659,430	$23,903	$302,119	$299,420	$413,044	$8,035	$162,297

AllianzGI NFJ International Small-Cap Value
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)
Coface S.A.	—	$268,979	$34,288	$(25,762)	$205,388	—	$(3,541)
Freenet AG	—	191,179	22,921	26,876	197,458	—	2,324
Norma Group SE†	$70,666	59,418	116,917	—	—	$1,619	22,109
Totals	$70,666	$519,576	$174,126	$1,114	$402,846	$1,619	$20,892

280	November 30, 2014 |	Annual Report

AllianzGI NFJ International Value II
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)
Aareal Bank AG	—	$393,306	—	$(764)	$392,542	—	—

AllianzGI U.S. Small-Cap Growth
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)
Arctic Cat, Inc.†,††	$191,318	$18,952	$155,799	—	—	$375	$7,240
Curtiss-Wright Corp.†	258,573	104,287	50,223	$165,846	$407,320	2,876	2,753
Mentor Graphics Corp.	328,865	107,025	47,388	183,489	382,723	3,174	(3,255)
Totals	$778,756	$230,264	$253,410	$349,335	$790,043	$6,425	$6,738

†	Not affiliated at November 30, 2014.
††	Not affiliated at November 30, 2013.
*	Commencement of operations

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at November 30, 2014. The percentages and market values of the affiliated transactions presented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

AllianzGI Best Styles Global Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	8.17%	$36,768	0.11%
Andersons, Inc.	7.44%	12,375	0.04%
Bechtle AG	7.83%	15,843	0.05%
Freenet AG	5.11%	46,886	0.14%
Home Loan Servicing Solutions Ltd.	7.50%	42,031	0.13%
j2 Global, Inc.	5.25%	19,393	0.06%
Jenoptik AG	4.94%	8,274	0.02%
Mentor Graphics Corp.	5.14%	40,000	0.12%
Montpelier Re Holdings Ltd.	5.37%	19,715	0.06%
Olin Corp.	5.27%	15,297	0.05%
Sanderson Farms, Inc.	6.60%	33,596	0.10%
Select Medical Holdings Corp.	9.50%	17,893	0.05%
Totals		$308,071	0.93%

AllianzGI China Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Comba Telecom Systems Holdings Ltd.	6.07%	$119,408	2.41%
CSR Corp. Ltd.	5.52%	320,473	6.48%
Digital China Holdings Ltd.	8.47%	252,956	5.11%
Qingling Motors Co., Ltd.	8.92%	300,075	6.07%
Totals		$992,912	20.07%

AllianzGI Global Fundamental Strategy:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
TLG Immobilien AG	6.39%	$85,144	0.38%

Annual Report	| November 30, 2014	281

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Global Water:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Norma Group SE	6.67%	$6,347,615	1.83%
Spectris PLC	5.59%	3,235,788	0.93%
Totals		$9,583,403	2.76%

AllianzGI International Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
AMS AG	5.02%	$1,970,177	2.15%
Aareal Bank AG	8.17%	2,013,786	2.20%
Bechtle AG	7.83%	1,425,359	1.56%
Bertrandt AG	5.07%	549,674	0.60%
Burckhardt Compression Holding AG	7.17%	958,931	1.05%
CANCOM SE	15.57%	1,376,429	1.50%
GameLoft SE	10.67%	768,891	0.84%
Gerry Weber International AG	5.61%	878,846	0.96%
Interroll Holding AG	10.10%	1,172,740	1.28%
Ju Teng International Holdings Ltd.	7.44%	724,037	0.79%
Net Entertainment NE AB	7.33%	1,505,836	1.64%
Primax Electronics Ltd.	9.92%	691,691	0.76%
Schoeller-Bleckmann Oilfield Equipment AG	5.99%	1,093,104	1.19%
SimCorp A/S	13.81%	1,407,495	1.54%
Spirax-Sarco Engineering PLC	5.25%	1,915,720	2.09%
Totals		$18,452,716	20.15%

AllianzGI Micro Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Neenah Paper, Inc.	6.12%	$413,044	1.04%

AllianzGI Multi-Asset Real Return:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Rayonier Advanced Materials, Inc.	5.74%	$1,602	0.03%

AllianzGI NFJ International Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Coface S.A.	5.80%	$205,388	1.05%
Freenet AG	5.11%	197,458	1.01%
Totals		$402,846	2.06%

AllianzGI NFJ International Value II:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	8.17%	$392,542	1.00%

282	November 30, 2014 |	Annual Report

AllianzGI U.S. Small-Cap Growth:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Mentor Graphics Corp.	5.14%	$382,723	1.02%

The tables below show the transactions in and earnings from affiliates for the year ended November 30, 2014:

AllianzGI Retirement 2015
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$336,451	$1,554,359	$1,245,163	$110,264	$732,722	$3,306	$14,378	$14,206
AllianzGI Best Styles Global Equity	—	1,655,691	943,412	91,963	835,957	—	31,715	—
AllianzGI Emerging Markets Opportunities	392,169	507,816	523,938	(66)	344,434	8,351	(2,271)	—
AllianzGI Global Managed Volatility	220,240	231,754	123,854	53,060	345,294	9,353	(668)	7,695
AllianzGI Global Natural Resources	280,678	506,829	313,061	21,151	449,184	2,446	19,139	—
AllianzGI Income & Growth	889,009	507,548	707,590	110,310	687,634	16,951	25,659	45,133
AllianzGI International Managed Volatility	—	433,296	107,685	15,252	342,803	—	1,940	—
AllianzGI International Small-Cap	292,230	284,895	540,351	—	—	2,908	20,699	24,000
AllianzGI NFJ Dividend Value	776,229	1,415,302	1,751,607	142,969	509,118	17,191	163,971	—
AllianzGI NFJ Global Dividend Value	329,686	665,264	968,179	—	—	14,700	54,777	17,533
AllianzGI NFJ International Small-Cap Value	110,071	284,142	399,241	—	—	2,198	5,804	3,412
AllianzGI NFJ International Value	554,557	575,153	615,324	41,744	510,111	15,149	10,831	—
AllianzGI NFJ Mid-Cap Value	204,907	960,139	887,317	(1,270)	338,834	6,649	117,750	—
AllianzGI NFJ Small-Cap Value	258,530	—	254,041	—	—	—	89,876	—
AllianzGI Short Duration High Income	658,875	2,363,706	746,279	(29,707)	2,232,732	83,466	(7,797)	—
AllianzGI U.S. Managed Volatility	329,212	2,329,116	488,521	177,711	2,319,627	5,830	3,166	5,859
AllianzGI U.S. Small-Cap Growth	—	338,162	—	349	338,511	—	—	—
PIMCO 1-5 Year U.S. TIPS Index	2,743,671	6,531,924	2,596,932	(76,026)	6,584,871	31,196	(12,645)	—
PIMCO CommoditiesPLUS® Strategy	440,214	460,160	845,403	—	—	8,946	(61,990)	528
PIMCO Commodity RealReturn Strategy	—	1,117,380	106,550	(113,331)	890,836	2,038	(6,663)	—
PIMCO Floating Income	983,990	1,473,142	2,425,894	—	—	60,959	(45,519)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	879,035	759,980	1,686,152	—	—	19,381	73,431	10,258
PIMCO Income	1,974,076	4,387,687	1,555,979	190,867	4,893,441	166,153	7,807	2,819
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	552,298	929,720	473,011	50,640	1,031,092	66,285	(8,209)	1,586
PIMCO Mortgage Opportunities	1,427,913	1,837,861	1,568,416	15,257	1,719,811	49,934	3,295	1,697
PIMCO Real Return	2,529,844	7,357,496	4,142,645	220,230	5,850,474	48,102	41,519	11,727
PIMCO Senior Floating Rate	—	2,439,399	1,386,328	(7,741)	1,032,636	49,850	(12,694)	5,104
PIMCO Short-Term	2,628,314	2,315,552	4,947,539	—	—	21,510	34,359	1,424
Totals	$19,792,199	$44,223,473	$32,350,412	$1,013,626	$31,990,122	$712,852	$561,660	$152,981

Annual Report	| November 30, 2014	283

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Retirement 2020
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$629,058	$2,791,323	$2,249,746	$221,423	$1,353,780	$7,085	$41,617	$30,442
AllianzGI Best Styles Global Equity	—	2,662,913	1,316,012	186,980	1,580,708	—	46,827	—
AllianzGI Emerging Markets Opportunities	669,346	983,848	961,583	(759)	636,829	14,905	(1,481)	—
AllianzGI Global Managed Volatility	492,989	428,224	329,657	82,322	630,637	22,538	9,619	16,831
AllianzGI Global Natural Resources	494,549	815,883	368,990	(1,161)	882,672	4,534	27,703	—
AllianzGI Income & Growth	1,327,442	658,984	583,452	120,055	1,397,999	28,933	20,686	83,148
AllianzGI International Managed Volatility	—	647,764	50,094	26,284	625,578	—	1,624	—
AllianzGI International Small-Cap	497,566	592,779	1,028,132	—	—	4,710	31,055	38,933
AllianzGI NFJ Dividend Value	1,157,014	2,397,987	2,745,517	233,774	934,687	29,956	171,819	—
AllianzGI NFJ Global Dividend Value	664,056	973,555	1,600,660	—	—	29,624	98,511	36,695
AllianzGI NFJ International Small-Cap Value	199,886	442,140	653,217	—	—	4,212	12,601	6,424
AllianzGI NFJ International Value	894,487	915,765	729,231	31,143	1,069,648	28,439	18,227	—
AllianzGI NFJ Mid-Cap Value	651,547	1,024,751	915,822	178,702	870,755	12,159	81,916	—
AllianzGI NFJ Small-Cap Value	144,102	—	141,600	—	—	—	58,016	—
AllianzGI Short Duration High Income	1,157,753	3,466,113	442,299	(70,173)	4,098,179	149,010	(8,251)	—
AllianzGI U.S. Managed Volatility	659,392	3,741,409	146,436	355,067	4,548,262	12,487	265	12,549
AllianzGI U.S. Small-Cap Growth	—	808,020	5,673	11,351	813,714	—	16	—
PIMCO 1-5 Year U.S. TIPS Index	4,121,751	11,080,681	3,834,688	(140,122)	11,199,634	52,877	(20,752)	—
PIMCO CommoditiesPLUS® Strategy	988,915	1,125,600	1,351,390	(93,887)	589,706	22,500	(98,459)	1,186
PIMCO Commodity RealReturn Strategy	—	2,027,159	62,367	(274,671)	1,680,506	5,348	(9,615)	—
PIMCO Floating Income	1,823,422	1,901,019	3,663,147	—	—	111,166	(91,949)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	729,928	1,439,794	2,257,671	—	—	29,498	109,558	8,518
PIMCO Income	2,986,303	7,309,502	1,453,950	190,760	8,961,393	274,035	(10,290)	4,265
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	827,471	1,941,036	570,923	84,864	2,241,544	131,476	(9,816)	2,376
PIMCO Mortgage Opportunities	1,990,319	3,344,499	2,539,170	23,313	2,823,319	74,387	(3,431)	2,330
PIMCO Real Return	3,632,445	11,187,328	5,790,352	223,334	9,194,165	83,617	(97,745)	16,781
PIMCO Senior Floating Rate	—	3,657,742	1,737,003	(16,298)	1,883,833	87,195	(20,608)	7,710
PIMCO Short-Term	2,977,911	3,113,104	6,095,933	—	—	24,620	29,537	1,506
Totals	$29,717,652	$71,478,922	$43,624,715	$1,372,301	$58,017,548	$1,245,311	$387,200	$269,694

AllianzGI Retirement 2025
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,178,110	$3,482,780	$3,086,573	$326,512	$1,799,756	$12,424	$63,055	$53,374
AllianzGI Best Styles Global Equity	—	3,062,462	1,696,519	194,906	1,643,457	—	82,608	—
AllianzGI Emerging Markets Opportunities	856,660	1,081,758	1,217,967	2,841	657,324	18,676	(34,585)	—
AllianzGI Global Managed Volatility	736,362	712,084	659,850	107,620	856,028	33,138	11,497	24,252

284	November 30, 2014 |	Annual Report

AllianzGI Retirement 2025 (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Global Natural Resources	$663,264	$1,120,441	$479,132	$(10,523)	$1,216,646	$6,062	$14,978	—
AllianzGI Income & Growth	1,356,132	852,677	558,059	84,866	1,642,920	32,600	3,527	$95,485
AllianzGI International Managed Volatility	—	695,076	73,091	31,899	653,739	—	(145)	—
AllianzGI International Small-Cap	684,996	1,211,695	829,937	28,771	967,565	7,213	(8,493)	59,817
AllianzGI NFJ Dividend Value	1,189,139	2,663,864	3,024,830	237,993	972,997	32,705	136,410	—
AllianzGI NFJ Global Dividend Value	744,836	1,074,626	1,789,179	—	—	35,365	112,434	41,993
AllianzGI NFJ International Small-Cap Value	271,283	772,026	717,526	11,056	327,456	5,700	(7,471)	9,043
AllianzGI NFJ International Value	1,015,517	1,152,030	863,540	49,316	1,298,789	34,105	26,649	—
AllianzGI NFJ Mid-Cap Value	780,199	1,033,195	971,868	202,326	971,280	11,661	110,509	—
AllianzGI Short Duration High Income	1,522,853	3,516,553	689,863	(70,830)	4,263,208	159,469	(14,276)	—
AllianzGI U.S. Managed Volatility	670,782	4,000,729	425,890	409,090	4,605,053	12,519	5,324	12,581
AllianzGI U.S. Small-Cap Growth	—	994,820	25,781	11,519	980,604	—	46	—
PIMCO 1-5 Year U.S. TIPS Index	3,031,318	10,928,419	4,012,598	(117,320)	9,801,982	40,393	(22,645)	—
PIMCO CommoditiesPLUS® Strategy	1,180,814	1,243,286	1,636,526	(83,674)	611,342	25,967	(108,839)	1,390
PIMCO Commodity RealReturn Strategy	—	2,415,897	155,436	(293,730)	1,939,647	5,919	(27,084)	—
PIMCO Floating Income	1,865,790	2,168,636	3,976,477	—	—	120,473	(86,951)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	845,846	1,472,800	2,409,251	—	—	31,729	86,689	9,870
PIMCO Income	2,703,734	8,097,525	1,714,979	135,731	9,208,903	283,475	(17,990)	3,861
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	1,016,487	2,255,867	695,744	106,943	2,634,560	163,530	(16,759)	2,919
PIMCO Mortgage Opportunities	2,027,310	3,151,485	2,579,595	21,475	2,626,379	79,105	(8,961)	2,373
PIMCO Real Return	3,712,884	11,752,348	6,782,805	134,734	8,865,189	83,074	(224,010)	17,092
PIMCO Senior Floating Rate	—	3,883,914	1,875,672	(16,545)	1,969,358	94,519	(22,339)	7,852
PIMCO Short-Term	2,359,331	3,163,793	5,529,250	—	—	23,864	20,186	1,315
Totals	$30,413,647	$77,960,786	$48,477,938	$1,504,976	$60,514,182	$1,353,685	$73,364	$343,217

AllianzGI Retirement 2030
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,384,263	$2,950,115	$2,603,143	$387,525	$1,961,100	$13,953	$52,271	$59,941
AllianzGI Best Styles Global Equity	—	3,558,110	1,907,678	233,309	1,984,999	—	101,258	—
AllianzGI Emerging Markets Opportunities	1,421,222	622,020	1,348,725	144,937	647,721	29,356	(42,506)	—
AllianzGI Global Managed Volatility	878,025	744,155	695,600	139,142	998,630	42,335	14,314	30,024
AllianzGI Global Natural Resources	800,062	1,077,155	577,830	46,647	1,218,767	6,804	19,729	—
AllianzGI Income & Growth	1,811,917	1,321,985	1,364,995	147,996	1,752,327	40,974	5,201	111,596
AllianzGI International Managed Volatility	521,775	1,436,336	403,044	87,329	1,601,557	19,136	(5,292)	—
AllianzGI International Small-Cap	1,011,338	1,134,142	1,046,250	99,942	972,106	10,305	16,159	84,732

Annual Report	| November 30, 2014	285

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Retirement 2030 (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI NFJ Dividend Value	$1,604,348	$2,724,966	$3,531,876	$329,727	$971,079	$37,887	$202,213	—
AllianzGI NFJ Global Dividend Value	1,007,783	1,119,230	2,081,513	—	—	44,781	155,183	$52,243
AllianzGI NFJ International Small-Cap Value	404,702	813,345	904,973	10,861	326,118	7,904	5,034	12,050
AllianzGI NFJ International Value	1,808,711	1,133,141	1,631,078	85,483	1,292,347	42,521	70,514	—
AllianzGI NFJ Mid-Cap Value	972,250	1,551,907	1,552,715	255,254	1,154,731	19,414	165,380	—
AllianzGI NFJ Small-Cap Value	314,934	—	309,466	—	—	—	128,715	—
AllianzGI Short Duration High Income	2,006,727	2,904,538	658,330	(66,441)	4,166,696	163,387	(12,631)	—
AllianzGI Ultra Micro Cap	—	320,447	—	1,075	321,522	—	—	—
AllianzGI U.S. Managed Volatility	1,400,074	3,644,163	856,685	451,450	4,544,976	24,599	6,174	24,721
AllianzGI U.S. Small-Cap Growth	326,438	1,011,037	154,652	135,661	1,163,697	—	(7,926)	46,187
PIMCO 1-5 Year U.S. TIPS Index	2,006,566	7,854,928	3,033,826	(89,700)	6,720,505	28,244	(11,968)	—
PIMCO CommoditiesPLUS® Strategy	1,599,811	1,621,614	1,776,029	(167,642)	1,205,828	29,971	(101,327)	1,919
PIMCO Commodity RealReturn Strategy	200,547	2,675,439	356,879	(343,249)	2,161,718	6,464	(33,691)	3,276
PIMCO Floating Income	2,212,295	2,100,836	4,262,028	—	—	128,605	(81,738)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,006,020	949,381	2,032,997	—	—	28,951	103,368	11,739
PIMCO Income	3,220,368	6,564,260	1,520,193	182,783	8,392,384	288,349	(11,281)	4,599
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	1,405,555	2,282,586	447,737	102,004	3,294,195	200,215	(11,238)	4,036
PIMCO Mortgage Opportunities	2,414,740	3,088,240	2,958,561	22,878	2,573,626	76,634	(4,003)	2,809
PIMCO Real Return	1,598,057	10,301,934	4,251,139	114,707	7,749,971	40,243	21,035	4,504
PIMCO Senior Floating Rate	—	3,860,358	1,888,656	(16,210)	1,935,383	94,717	(20,109)	9,293
PIMCO Short-Term	2,810,234	3,214,116	6,028,110	—	—	22,668	19,210	1,685
Totals	$36,148,762	$72,580,484	$50,184,708	$2,295,468	$59,111,983	$1,448,417	$742,048	$465,354

AllianzGI Retirement 2035
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,288,627	$2,767,963	$2,463,602	$350,540	$1,790,460	$12,705	$39,123	$54,582
AllianzGI Best Styles Global Equity	—	4,501,468	1,892,329	263,301	2,974,801	—	102,361	—
AllianzGI Disciplined Equity	147,300	—	145,604	—	—	—	37,820	—
AllianzGI Emerging Markets Opportunities	1,132,234	788,333	1,073,659	64,046	811,230	23,631	(50,039)	—
AllianzGI Global Managed Volatility	732,104	1,099,226	542,185	103,467	1,354,429	31,350	4,013	22,744
AllianzGI Global Natural Resources	587,046	1,009,343	535,041	(3,921)	1,000,972	5,045	23,378	—
AllianzGI Income & Growth	1,388,609	1,079,040	836,823	77,028	1,622,088	33,348	1,889	95,834
AllianzGI International Managed Volatility	589,014	1,219,965	247,455	86,867	1,613,605	21,827	(773)	—
AllianzGI International Small-Cap	1,068,568	1,199,894	1,300,814	58,202	847,848	9,847	23,056	80,849
AllianzGI NFJ Dividend Value	1,471,493	2,197,640	2,784,437	303,933	1,067,393	37,595	136,699	—
AllianzGI NFJ Global Dividend Value	1,183,158	1,653,590	2,804,454	—	—	65,097	164,301	74,203
AllianzGI NFJ International Small-Cap Value	356,346	727,354	833,325	9,221	269,426	7,032	12,341	10,719
AllianzGI NFJ International Value	1,533,641	1,027,426	1,477,338	78,935	1,068,596	35,807	50,409	—
AllianzGI NFJ Mid-Cap Value	1,180,593	950,848	1,235,713	256,339	1,065,519	16,884	167,760	—
AllianzGI Short Duration High Income	1,472,460	2,080,492	523,799	(48,623)	2,967,976	119,603	(11,561)	—
AllianzGI Ultra Micro Cap	—	715,245	27,006	18,070	706,801	—	492	—

286	November 30, 2014 |	Annual Report

AllianzGI Retirement 2035 (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI U.S. Managed Volatility	$1,115,379	$3,279,328	$831,429	$402,760	$3,897,002	$19,801	$2,543	$19,900
AllianzGI U.S. Small-Cap Growth	359,343	1,078,422	171,088	90,534	1,237,220	—	(5,662)	49,308
PIMCO 1-5 Year U.S. TIPS Index	1,470,225	5,278,342	2,379,616	(56,229)	4,301,188	16,795	(8,068)	—
PIMCO CommoditiesPLUS® Strategy	1,320,616	1,383,501	1,483,127	(137,823)	1,005,925	27,079	(94,960)	1,584
PIMCO Commodity RealReturn Strategy	294,307	2,386,961	259,562	(305,530)	2,110,582	5,825	(36,785)	4,807
PIMCO Floating Income	1,623,246	2,016,803	3,602,811	—	—	99,786	(56,600)	—
PIMCO Income	2,215,217	5,542,178	1,347,173	94,603	6,494,774	198,224	(18,351)	3,164
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	1,178,659	2,613,282	586,187	95,242	3,251,478	194,021	(21,235)	3,385
PIMCO Mortgage Opportunities	1,476,133	2,016,074	2,429,843	12,657	1,080,640	52,313	(4,548)	1,639
PIMCO Real Return	—	7,419,286	2,081,762	32,602	5,403,242	21,550	33,116	—
PIMCO Senior Floating Rate	—	2,871,514	1,227,096	(13,938)	1,620,231	69,633	(10,249)	2,259
PIMCO Short-Term	1,325,591	1,791,347	3,118,487	—	—	7,853	9,445	756
Totals	$26,509,909	$60,694,865	$38,241,765	$1,832,283	$49,563,426	$1,132,651	$489,915	$425,733

AllianzGI Retirement 2040
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,215,745	$2,533,685	$2,405,508	$329,828	$1,539,363	$13,473	$57,656	$51,639
AllianzGI Best Styles Global Equity	—	4,051,222	893,139	328,111	3,515,152	—	28,958	—
AllianzGI Disciplined Equity	404,320	78,796	478,690	—	—	—	182,364	—
AllianzGI Emerging Markets Opportunities	1,172,234	459,941	932,949	159,599	667,120	26,030	(38,721)	—
AllianzGI Global Managed Volatility	669,848	1,152,053	338,873	116,853	1,542,148	30,670	3,490	21,172
AllianzGI Global Natural Resources	537,124	831,643	493,777	43,398	829,708	4,886	21,692	—
AllianzGI Income & Growth	1,486,763	593,135	626,105	155,340	1,452,990	33,712	12,917	95,260
AllianzGI International Managed Volatility	808,387	1,085,199	625,398	105,075	1,309,757	31,805	(2,254)	—
AllianzGI International Small-Cap	1,140,050	1,135,253	1,265,476	121,096	871,302	12,289	27,910	93,982
AllianzGI NFJ Dividend Value	1,481,021	2,307,158	2,873,273	391,387	1,085,310	36,985	146,245	—
AllianzGI NFJ Global Dividend Value	1,217,841	1,212,881	2,393,321	—	—	63,172	186,777	70,332
AllianzGI NFJ International Small-Cap Value	407,559	702,490	876,501	10,638	266,756	8,402	25,448	11,843
AllianzGI NFJ International Value	1,538,181	1,018,034	1,459,618	71,408	1,095,142	38,991	73,170	—
AllianzGI NFJ Mid-Cap Value	889,721	1,212,508	1,404,255	243,439	874,373	18,719	142,185	—
AllianzGI NFJ Small-Cap Value	352,490	—	346,370	—	—	—	150,431	—
AllianzGI Short Duration High Income	1,347,229	1,301,360	421,341	(38,748)	2,177,612	101,368	(5,559)	—
AllianzGI Ultra Micro Cap	—	658,488	8,010	9,067	659,528	—	(17)	501
AllianzGI U.S. Managed Volatility	1,074,220	2,962,115	605,007	421,833	3,734,952	20,335	1,075	18,934
AllianzGI U.S. Small-Cap Growth	356,150	1,033,296	269,149	135,418	1,098,885	—	466	48,545
PIMCO 1-5 Year U.S. TIPS Index	790,511	2,632,650	1,212,143	(29,640)	2,178,178	10,468	1,284	—
PIMCO CommoditiesPLUS® Strategy	1,208,304	1,306,969	1,462,915	(120,627)	862,101	27,300	(86,224)	1,449

Annual Report	| November 30, 2014	287

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Retirement 2040 (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
PIMCO Commodity RealReturn Strategy	$538,554	$2,261,424	$483,310	$(279,327)	$2,017,889	$5,949	$(62,949)	$8,796
PIMCO Floating Income	1,350,158	1,572,876	2,890,650	—	—	86,389	(49,359)	—
PIMCO Income	1,756,671	3,701,881	909,550	71,189	4,598,106	141,456	(13,633)	2,509
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	1,267,157	2,556,564	563,330	103,198	3,313,772	196,765	(15,333)	3,639
PIMCO Mortgage Opportunities	1,367,448	1,206,968	2,581,513	—	—	26,793	5,507	1,513
PIMCO Real Return	—	4,922,361	1,443,099	(8,504)	3,508,059	9,330	37,301	—
PIMCO Senior Floating Rate	—	1,427,427	538,972	(7,891)	874,988	38,109	(5,576)	2,086
PIMCO Short-Term	—	794,281	795,580	—	—	2,041	1,299	—
Totals	$24,377,686	$46,712,658	$31,597,822	$2,332,140	$40,073,191	$985,437	$826,550	$432,200

AllianzGI Retirement 2045
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$739,855	$1,552,907	$1,218,716	$215,639	$1,205,983	$7,381	$30,804	$31,712
AllianzGI Best Styles Global Equity	—	2,681,069	502,733	213,370	2,412,208	—	20,502	—
AllianzGI Disciplined Equity	196,454	—	194,192	—	—	—	50,441	—
AllianzGI Emerging Markets Opportunities	593,536	423,593	470,070	50,841	535,994	12,711	(19,615)	—
AllianzGI Global Managed Volatility	390,406	897,292	260,241	74,811	1,073,867	17,085	5,470	13,165
AllianzGI Global Natural Resources	271,611	545,955	301,468	6,455	496,005	2,406	16,904	—
AllianzGI Income & Growth	723,553	493,848	276,507	50,655	937,779	19,042	1,517	56,217
AllianzGI International Managed Volatility	444,175	737,136	326,444	71,200	879,557	16,850	(3,463)	—
AllianzGI International Small-Cap	660,718	843,852	663,305	54,324	738,767	7,351	(8,581)	61,069
AllianzGI NFJ Dividend Value	783,861	1,138,152	1,379,720	206,328	661,157	23,515	76,014	—
AllianzGI NFJ Global Dividend Value	630,515	794,960	1,409,065	—	—	36,758	107,363	39,614
AllianzGI NFJ International Small-Cap Value	198,194	535,060	499,969	8,816	240,308	4,057	(393)	6,515
AllianzGI NFJ International Value	785,510	664,146	660,240	65,520	794,296	24,516	36,279	—
AllianzGI NFJ Mid-Cap Value	591,983	637,685	657,744	202,600	686,407	8,626	68,266	—
AllianzGI Short Duration High Income	654,841	912,916	335,246	(21,059)	1,203,345	56,993	(5,771)	—
AllianzGI Ultra Micro Cap	—	421,144	26,281	9,441	404,148	—	(156)	300
AllianzGI U.S. Managed Volatility	589,065	2,223,695	388,252	252,747	2,628,396	10,649	869	10,702
AllianzGI U.S. Small-Cap Growth	199,596	672,031	108,711	57,654	746,389	—	(2,161)	31,115
PIMCO 1-5 Year U.S. TIPS Index	—	523,305	—	(2,184)	521,121	—	—	—
PIMCO CommoditiesPLUS® Strategy	612,280	920,296	863,266	(76,751)	548,268	16,244	(51,164)	734
PIMCO Commodity RealReturn Strategy	262,705	1,420,879	223,710	(177,052)	1,275,364	3,551	(31,445)	4,291
PIMCO Floating Income	656,517	1,047,544	1,682,961	—	—	47,135	(18,927)	—
PIMCO Income	656,430	2,140,874	270,006	30,256	2,547,779	64,321	(4,229)	937
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	627,849	1,794,572	180,955	61,497	2,282,537	123,943	(3,980)	1,803
PIMCO Mortgage Opportunities	590,404	192,681	785,558	—	—	6,951	896	646

288	November 30, 2014 |	Annual Report

AllianzGI Retirement 2045 (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
PIMCO Real Return	—	$1,381,076	$36,950	$6,085	$1,350,693	$2,268	$482	—
PIMCO Senior Floating Rate	—	557,080	284,662	(2,347)	267,621	13,417	(2,450)	$1,018
PIMCO Short-Term	—	387,694	388,332	—	—	899	638	—
Totals	$11,860,058	$26,541,442	$14,395,304	$1,358,846	$24,437,989	$526,669	$264,110	$259,838

AllianzGI Retirement 2050
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$741,199	$1,164,067	$1,036,861	$201,510	$976,820	$6,930	$26,233	$29,234
AllianzGI Best Styles Global Equity	—	2,304,687	340,855	193,512	2,166,603	—	9,259	—
AllianzGI Disciplined Equity	268,357	—	265,267	—	—	—	126,740	—
AllianzGI Emerging Markets Opportunities	664,343	384,388	558,890	141,383	478,354	12,960	(15,976)	—
AllianzGI Global Managed Volatility	399,350	666,065	238,692	71,534	860,382	15,969	7,025	11,568
AllianzGI Global Natural Resources	293,556	510,719	262,728	34,257	506,521	2,304	5,842	—
AllianzGI Income & Growth	810,190	350,106	425,856	124,251	732,025	17,614	5,295	50,029
AllianzGI International Managed Volatility	467,639	531,580	312,704	60,962	704,518	15,820	(370)	—
AllianzGI International Small-Cap	681,498	681,402	618,399	126,925	646,511	6,874	1,556	54,092
AllianzGI NFJ Dividend Value	875,740	1,111,588	1,442,465	277,142	644,311	21,112	79,413	—
AllianzGI NFJ Global Dividend Value	671,616	614,760	1,265,801	—	—	32,553	119,248	35,869
AllianzGI NFJ International Small-Cap Value	228,596	424,321	440,279	6,925	216,817	4,213	(1,129)	6,361
AllianzGI NFJ International Value	800,521	482,094	642,296	48,026	642,574	20,592	40,877	—
AllianzGI NFJ Mid-Cap Value	293,815	820,261	618,784	132,441	597,590	8,763	49,879	—
AllianzGI NFJ Small-Cap Value	383,686	—	377,024	—	—	—	164,018	—
AllianzGI Short Duration High Income	321,682	1,080,104	420,625	(14,033)	958,321	41,246	(5,565)	—
AllianzGI Ultra Micro Cap	—	402,224	23,517	8,096	386,149	—	(654)	242
AllianzGI U.S. Managed Volatility	669,891	1,830,964	470,108	256,475	2,201,900	11,010	2,401	10,963
AllianzGI U.S. Small-Cap Growth	249,068	548,329	136,308	108,423	644,262	—	(1,004)	29,820
PIMCO CommoditiesPLUS® Strategy	634,402	693,888	746,844	(62,396)	481,242	13,649	(45,516)	761
PIMCO Commodity RealReturn Strategy	270,807	1,241,073	226,619	(147,506)	1,128,875	3,003	(33,640)	4,423
PIMCO Floating Income	604,739	835,792	1,422,497	—	—	36,431	(20,544)	—
PIMCO Income	536,357	1,120,204	280,710	34,022	1,396,484	38,530	(1,569)	766
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	671,855	1,652,589	158,433	51,566	2,194,928	114,345	(5,086)	1,929
PIMCO Mortgage Opportunities	536,645	88,549	626,543	—	—	4,366	448	477
PIMCO Real Return	—	1,125,526	57,495	4,095	1,072,223	1,722	97	—
PIMCO Short-Term	—	200,686	200,886	—	—	166	200	—
Totals	$12,075,552	$20,865,966	$13,617,486	$1,657,610	$19,637,410	$430,172	$507,478	$236,534

Annual Report	| November 30, 2014	289

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Retirement 2055
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$282,983	$419,311	$339,290	$76,551	$401,624	$2,519	$7,317	$10,444
AllianzGI Best Styles Global Equity	—	808,618	84,947	66,898	791,484	—	915	—
AllianzGI Disciplined Equity	100,885	—	99,724	—	—	—	25,903	—
AllianzGI Emerging Markets Opportunities	256,180	140,177	216,286	26,371	174,816	4,680	(1,135)	—
AllianzGI Global Managed Volatility	150,382	271,583	73,917	28,179	358,473	5,765	2,237	4,110
AllianzGI Global Natural Resources	108,828	169,174	78,581	2,516	185,017	830	1,867	—
AllianzGI Income & Growth	303,141	114,839	178,498	25,425	237,959	6,134	3,659	16,331
AllianzGI International Managed Volatility	177,042	188,383	84,374	27,617	284,711	5,716	1,901	—
AllianzGI International Small-Cap	255,363	284,481	260,002	33,044	244,683	2,480	4,004	19,316
AllianzGI NFJ Dividend Value	328,553	415,295	502,000	91,699	274,044	7,690	31,509	—
AllianzGI NFJ Global Dividend Value	251,212	253,730	494,230	—	—	11,993	55,154	13,392
AllianzGI NFJ International Small-Cap Value	85,549	144,810	152,481	2,161	78,301	1,518	(1,134)	2,259
AllianzGI NFJ International Value	303,979	151,728	175,467	44,098	274,601	7,893	8,416	—
AllianzGI NFJ Mid-Cap Value	252,539	140,038	191,395	74,897	234,506	3,164	42,265	—
AllianzGI Short Duration High Income	125,175	309,311	87,682	(3,492)	340,760	12,057	(899)	—
AllianzGI Ultra Micro Cap	—	161,318	5,986	2,873	158,028	—	(177)	85
AllianzGI U.S. Managed Volatility	250,525	664,793	135,054	84,447	838,657	3,975	511	3,917
AllianzGI U.S. Small-Cap Growth	91,381	180,070	30,382	29,378	234,490	—	(540)	10,608
PIMCO CommoditiesPLUS® Strategy	235,179	260,427	271,602	(23,098)	185,873	4,750	(16,590)	282
PIMCO Commodity RealReturn Strategy	101,072	447,578	73,891	(53,612)	418,671	1,067	(11,564)	1,651
PIMCO Floating Income	223,945	269,312	486,508	—	—	12,442	1,455	—
PIMCO Income	200,218	289,743	99,238	12,452	397,475	11,809	245	286
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	250,886	567,172	33,359	15,738	792,926	39,849	(1,012)	720
PIMCO Mortgage Opportunities	200,039	21,022	221,464	—	—	1,492	(159)	178
PIMCO Real Return	—	331,264	15,169	1,412	317,595	504	88	—
PIMCO Short-Term	—	67,471	67,538	—	—	56	67	—
Totals	$4,535,056	$7,071,648	$4,459,065	$565,554	$7,224,694	$148,383	$154,303	$83,579

AllianzGI Retirement Income
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$227,996	$1,281,571	$975,834	$100,699	$614,440	$2,330	$9,523	$10,013
AllianzGI Best Styles Global Equity	—	1,107,235	625,409	70,701	594,407	—	41,880	—
AllianzGI Emerging Markets Opportunities	479,291	393,221	544,357	1,293	294,966	8,808	9,301	—
AllianzGI Global Managed Volatility	262,909	107,469	92,350	56,042	295,593	9,870	3,544	7,613
AllianzGI Global Natural Resources	261,957	327,769	247,575	21,944	332,962	1,985	37,896	—
AllianzGI Income & Growth	1,056,647	273,857	744,352	107,399	588,835	17,080	45,094	44,949
AllianzGI International Managed Volatility	—	355,768	84,798	18,388	293,357	—	3,999	—
AllianzGI International Small-Cap	261,105	224,466	451,929	—	—	2,959	21,328	24,243
AllianzGI NFJ Dividend Value	791,049	1,010,294	1,421,999	134,172	437,961	15,112	189,159	—

290	November 30, 2014 |	Annual Report

AllianzGI Retirement Income (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI NFJ Global Dividend Value	$397,723	$448,453	$828,779	—	—	$14,179	$84,422	$15,752
AllianzGI NFJ International Small-Cap Value	132,242	201,180	340,709	—	—	2,290	8,220	3,404
AllianzGI NFJ International Value	556,351	260,536	375,848	$49,169	$436,458	13,999	8,572	—
AllianzGI NFJ Mid-Cap Value	99,450	747,466	608,495	(980)	290,478	5,363	76,785	—
AllianzGI NFJ Small-Cap Value	322,438	—	316,840	—	—	—	100,659	—
AllianzGI Short Duration High Income	790,527	1,621,186	462,285	(23,204)	1,911,038	80,194	(4,976)	—
AllianzGI U.S. Managed Volatility	395,076	1,610,668	260,820	159,665	1,867,974	6,153	3,714	6,183
AllianzGI U.S. Small-Cap Growth	—	289,617	—	480	290,097	—	—	—
PIMCO 1-5 Year U.S. TIPS Index	3,298,666	5,084,142	2,238,730	(69,989)	6,053,514	33,168	(13,023)	—
PIMCO CommoditiesPLUS® Strategy	525,669	207,188	692,452	—	—	8,723	(50,932)	613
PIMCO Commodity RealReturn Strategy	—	858,942	47,356	(101,647)	704,264	1,811	(5,675)	—
PIMCO Floating Income	661,020	1,340,486	1,972,244	—	—	54,132	(34,845)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,452,209	556,578	2,054,374	—	—	23,185	67,225	16,700
PIMCO Income	2,642,952	2,588,918	1,135,425	271,934	4,191,035	169,842	7,684	3,712
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	660,803	549,830	349,263	52,282	882,592	62,507	(5,831)	1,897
PIMCO Mortgage Opportunities	1,846,421	1,133,996	1,528,644	11,400	1,473,910	53,917	3,655	2,190
PIMCO Real Return	3,274,921	5,454,473	3,825,259	246,231	5,009,648	48,755	8,220	15,336
PIMCO Senior Floating Rate	—	1,902,701	997,755	(7,652)	885,030	49,735	(12,264)	6,039
PIMCO Short-Term	3,426,639	1,603,058	5,033,140	—	—	26,508	48,401	2,191
Totals	$23,824,061	$31,541,068	$28,257,021	$1,098,327	$27,448,559	$712,605	$651,735	$160,835

AllianzGI Global Allocation
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$7,449,347	$3,266,303	$3,268,558	$1,887,809	$8,221,846	$60,680	$113,763	$255,529
AllianzGI Best Styles Global Equity	—	9,107,491	1,588,338	923,006	8,498,079	—	55,920	—
AllianzGI Emerging Markets Opportunities	9,669,974	1,513,084	6,744,807	1,586,394	4,255,106	164,858	913,630	—
AllianzGI Global Managed Volatility	6,378,835	639,341	930,098	1,248,998	6,380,384	221,906	67,595	168,872
AllianzGI Global Natural Resources	4,203,259	888,008	793,608	854,248	3,932,452	29,618	36,736	—
AllianzGI Income & Growth	6,445,359	531,105	2,716,796	924,815	4,210,588	90,514	472,862	260,279
AllianzGI International Managed Volatility	6,440,234	3,001,612	1,255,654	1,597,578	8,350,024	192,695	36,985	—
AllianzGI International Small-Cap	10,755,532	4,419,911	11,029,205	1,387,582	3,313,156	83,028	1,201,147	659,484
AllianzGI NFJ Dividend Value	8,044,540	5,799,862	2,365,917	3,428,586	12,510,549	203,003	80,317	—
AllianzGI NFJ Global Dividend Value	11,764,227	2,433,796	2,255,429	2,492,480	11,632,095	403,860	52,120	476,431
AllianzGI NFJ International Small-Cap Value	2,142,374	242,983	327,420	47,782	2,096,762	33,459	6,145	43,969
AllianzGI NFJ International Value	18,146,083	2,061,623	9,068,412	1,109,828	10,472,618	351,467	488,418	—
AllianzGI NFJ Mid-Cap Value	100	9,148,631	3,851,187	647,109	6,059,886	98,258	115,289	—
AllianzGI NFJ Small-Cap Value	8,629,862	—	8,531,466	—	—	—	3,975,885	—

Annual Report	| November 30, 2014	291

Notes to Financial Statements (cont’d)

November 30, 2014

AllianzGI Global Allocation (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Short Duration High Income	$7,489,831	$4,506,423	$1,346,207	$(127,422)	$10,412,267	$484,546	$(15,540)	—
AllianzGI U.S. Managed Volatility	6,608,615	11,246,004	2,324,744	2,535,872	16,976,055	95,138	31,841	$95,610
AllianzGI U.S. Small-Cap Growth	2,110,027	594,359	2,623,435	—	—	—	979,529	135,743
PIMCO CommoditiesPLUS® Strategy	6,409,958	2,113,455	1,552,340	(1,152,341)	5,915,364	122,670	(239,423)	7,490
PIMCO Emerging Markets Bond	—	9,063,426	483,888	(202,847)	8,369,850	127,452	(6,841)	—
PIMCO Floating Income	10,727,175	1,423,145	1,405,574	(334,204)	10,450,702	496,462	(24,249)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	6,417,119	931,068	4,386,190	580,893	3,179,318	110,209	306,250	74,060
PIMCO Income	21,427,275	3,582,685	8,264,962	1,979,401	17,235,145	918,106	196,406	24,244
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	10,746,258	2,790,949	3,074,730	775,760	10,654,336	811,065	27,193	30,847
PIMCO Mortgage Opportunities	10,720,198	1,541,758	8,171,164	50,321	4,189,877	253,670	11,914	14,877
PIMCO Senior Floating Rate	—	8,292,992	872,223	(87,845)	7,321,724	233,723	(11,200)	32,860
PIMCO Short-Term	14,906,740	2,974,040	9,554,680	118,388	8,334,726	132,697	59,271	9,582
Totals	$197,632,922	$92,114,054	$98,787,032	$22,272,191	$192,972,909	$5,719,084	$8,931,963	$2,289,877

AllianzGI Global Growth Allocation
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$435,813	$176,949	$317,983	$71,666	$317,663	$3,436	$28,804	$14,760
AllianzGI Best Styles Global Equity	—	567,335	109,626	48,092	508,334	—	2,533	—
AllianzGI Emerging Markets Opportunities	336,314	76,656	310,993	40,348	95,731	5,650	88,234	—
AllianzGI Global Managed Volatility	264,473	43,807	67,628	49,334	252,019	9,119	3,933	6,887
AllianzGI Global Natural Resources	198,196	73,316	109,011	46,564	145,991	1,374	10,177	—
AllianzGI Income & Growth	167,161	30,078	37,689	40,453	158,086	3,488	1,582	9,856
AllianzGI International Managed Volatility	267,100	110,387	64,623	32,539	311,847	7,942	946	—
AllianzGI International Small-Cap	270,124	155,481	230,671	78,604	155,170	2,764	36,983	22,705
AllianzGI NFJ Dividend Value	134,361	145,740	41,031	72,558	254,570	3,252	7,013	—
AllianzGI NFJ Emerging Markets Value	270,162	23,322	238,841	3,902	49,089	4,465	(8,153)	—
AllianzGI NFJ Global Dividend Value	267,056	50,588	58,932	56,126	251,415	8,955	2,678	10,625
AllianzGI NFJ International Small-Cap Value	267,351	68,685	188,385	19,438	156,054	4,107	18,281	5,468
AllianzGI NFJ International Value	403,684	74,123	249,848	42,579	217,398	9,475	19,590	—
AllianzGI NFJ Large Cap Value	134,688	2,227	138,301	—	—	749	8,185	—
AllianzGI NFJ Mid-Cap Value	1,926	336,321	91,022	30,312	281,142	3,530	3,922	—
AllianzGI NFJ Small-Cap Value	540,579	—	534,415	—	—	—	236,340	—
AllianzGI Short Duration High Income	198,922	43,804	51,361	(808)	187,083	9,610	(231)	—
AllianzGI Ultra Micro Cap	240,816	129,264	212,981	16,895	154,900	—	12,077	1,024
AllianzGI U.S. Managed Volatility	399,184	175,857	115,216	118,361	505,573	5,684	2,798	5,712
PIMCO CommoditiesPLUS® Strategy	199,450	191,417	48,057	(46,943)	293,978	3,999	(78)	233
PIMCO Commodity RealReturn Strategy	66,612	130,528	35,569	(10,944)	149,678	266	(1,994)	1,071
PIMCO Income	186,227	91,162	63,561	24,362	220,099	11,618	978	264
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	399,319	160,428	120,189	33,913	444,843	32,094	(725)	1,155

292	November 30, 2014 |	Annual Report

AllianzGI Global Growth Allocation (cont’d)
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
PIMCO Mortgage Opportunities	$132,607	$30,899	$39,375	$1,342	$125,821	$4,785	$51	$185
PIMCO Short-Term	204,666	390,127	158,420	1,541	437,032	4,472	191	137
Totals	$5,986,791	$3,278,501	$3,633,728	$770,234	$5,673,516	$140,834	$474,115	$80,082

AllianzGI Multi-Asset Real Return
	Market Value 11/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2014	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Global Natural Resources	$1,579,890	$210,980	$720,000	$35,762	$953,434	$10,980	$27,628	—
PIMCO Commodity RealReturn Strategy	1,113,208	654,251	450,000	(153,831)	1,128,836	6,068	(49,507)	$18,182
PIMCO Emerging Markets Bond	—	300,219	—	(553)	299,666	219	—	—
Rayonier Advanced Materials, Inc.††	—	2,541	28	(913)	1,602	5	2	—
Totals	$2,693,098	$1,167,991	$1,170,028	$(119,535)	$2,383,538	$17,272	$(21,877)	$18,182

††	Not affiliated at November 30, 2013.

12.	FUND EVENTS

(a) New Funds

On December 2, 2013, AllianzGI Best Styles Global Equity Fund commenced operations as a series of the Trust, offering Class R6 shares. On September 2, 2014, AllianzGI Best Styles Global Equity began offering Class A and Institutional Class shares.

On September 15, 2014, AllianzGI Emerging Markets Debt Fund commenced operations as a series of the Trust, offering Class A, Class C, Class P and Institutional Class shares.

(b) Fund Closing

Effective January 16, 2014, shares of AllianzGI Convertible and shares of AllianzGI Ultra Micro Cap are no longer available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible or AllianzGI Ultra Micro Cap, with certain exceptions.

(c) Name Changes

Effective April 1, 2014, AllianzGI U.S. Emerging Growth Fund changed its name to AllianzGI U.S. Small-Cap Growth Fund. In connection with this change, changes to the Fund’s investment policies also took effect. Effective April 1, 2014, the Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with smaller market capitalizations.

Effective July 1, 2014, AllianzGI Structured Alpha Fund changed its name to AllianzGI Structured Return Fund. In connection with this change, changes to the Fund’s investment objective, principal investment strategies, management fee, operating expenses and expense limitations also took effect. The Fund seeks long-term capital appreciation. In pursuing its investment objective of long-term capital appreciation, the Fund combines long equity exposure with an in the-money short call overlay strategy.

(d) Policy Change

Effective April 1, 2014, the investment policy for AllianzGI International Value II was revised as follows: The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in non-U.S. equity securities with market capitalizations greater than $1 billion.

(e) Liquidations

On May 16, 2014, AllianzGI Disciplined Equity Fund and AllianzGI Dynamic Emerging Multi-Asset Fund liquidated as series of the Trust.

On May 21, 2014, AllianzGI International Small-Cap Fund liquidated its Administrative Class shares.

On May 29, 2014, AllianzGI Redwood Fund liquidated as a series of the Trust.

13.	PAYMENTS FROM AFFILIATES

During the year ended November 30, 2014, AllianzGI U.S. reimbursed AllianzGI Convertible, AllianzGI Global Fundamental Strategy, AllianzGI High Yield and AllianzGI U.S. Equity Hedged $475,282, $575, $174,513 and $317, respectively for realized losses resulting from trading errors.

14.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Annual Report	| November 30, 2014	293

Notes to Financial Statements (cont’d)

November 30, 2014

On December 1, 2014, AllianzGI Emerging Markets Consumer Fund and AllianzGI Emerging Markets Small-Cap Fund commenced operations as series of the Trust, offering Class A and Institutional Class shares. The investment objective of these Funds is to seek long-term capital appreciation.

On December 1, 2014, AllianzGI Best Styles U.S. Equity Fund commenced operations as a series of the Trust, offering Class P, Institutional Class, and Class R6 shares. The investment objective of the Fund is to seek long-term capital appreciation.

On December 9, 2014, AllianzGI Best Styles Emerging Markets Equity Fund and AllianzGI Best Styles International Equity Fund commenced operations as series of the Trust, offering Class P, Institutional Class and Class R6 shares. The investment objective of these Funds is to seek long-term capital appreciation.

On December 9, 2014, AllianzGI Global Sustainability Fund commenced operations as a series of the Trust, offering Class A, Class P, and Institutional Class shares. The investment objective of the Fund is to seek long-term capital appreciation.

On December 11, 2014, the following Funds declared per-share capital gain distributions to shareholders, payable December 11, 2014 to shareholders of record on December 10, 2014:

	Short-Term Capital Gains	Long-Term Capital Gains
AllianzGI Behavioral Advantage Large Cap	$0.85430	$1.02311
AllianzGI Best Styles Global Equity	0.35725	0.04621
AllianzGI China Equity	NA	0.12912
AllianzGI Convertible	0.42259	1.86895
AllianzGI Global Managed Volatility	0.57912	0.96796
AllianzGI International Small-Cap	NA	3.59908
AllianzGI Micro Cap	NA	1.26076
AllianzGI NFJ Emerging Markets Value	0.12578	0.12643
AllianzGI NFJ Global Dividend Value	0.01287	0.80360
AllianzGI NFJ International Small-Cap Value	0.26573	1.42086
AllianzGI NFJ International Value II	NA	0.04529
AllianzGI Structured Return	0.18669	0.41988
AllianzGI Ultra Micro Cap	NA	0.20823
AllianzGI U.S. Equity Hedged	0.66390	NA
AllianzGI U.S. Small-Cap Growth	NA	1.51164

On December 18, 2014, the following Funds declared per-share net investment income dividends to shareholders, payable December 18, 2014 to shareholders of record on December 17, 2014:

	Class A	Class C	Class D	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Behavioral Advantage Large Cap	$0.25751	$0.20640	$0.36853	NA	$0.36690	$0.30590	NA	NA
AllianzGI Best Styles Emerging Markets Equity	NA	NA	NA	NA	0.00303	0.00393	$0.00485	NA
AllianzGI Best Styles Global Equity	0.42628	NA	NA	NA	NA	0.43923	0.38094	NA
AllianzGI Best Styles International Equity	NA	NA	NA	NA	0.01005	0.01090	0.01179	NA
AllianzGI Best Styles U.S. Equity	NA	NA	NA	NA	0.02070	0.02190	0.02316	NA
AllianzGI China Equity	0.41456	0.02780	0.25673	NA	0.00108	0.39607	NA	NA
AllianzGI Convertible	0.25481	0.18733	0.23808	$0.21705	0.27074	0.27816	NA	$0.26006
AllianzGI Emerging Markets Debt	0.15028	0.11772	NA	NA	0.15679	0.16117	NA	NA
AllianzGI Emerging Markets Small-Cap	0.00108	NA	NA	NA	NA	0.00384	NA	NA
AllianzGI High Yield Bond	0.05136	0.04637	0.05166	0.05032	0.05464	0.05500	NA	0.05301
AllianzGI Global Fundamental Strategy	0.55979	0.39720	0.00025	NA	0.53739	0.55418	NA	NA
AllianzGI Global Managed Volatility	0.45634	0.35710	0.49266	NA	0.45329	0.46704	NA	NA
AllianzGI Global Water	0.02963	0.00001	0.03194	NA	0.09292	0.07376	NA	NA
AllianzGI International Small-Cap	0.08404	0.00002	0.06179	0.03608	0.06989	0.06466	NA	NA
AllianzGI NFJ Emerging Markets Value	0.34504	0.31447	0.34557	NA	0.35135	0.35463	NA	NA
AllianzGI NFJ Global Dividend Value	0.30528	0.26416	0.31429	NA	0.31391	0.31158	NA	NA
AllianzGI NFJ International Small-Cap	0.57009	0.47649	0.62183	NA	0.69996	0.52221	NA	NA
AllianzGI NFJ International Value II	0.08773	0.05549	0.08819	NA	0.09937	0.10122	NA	NA
AllianzGI Short Duration High Income	0.11906	0.11574	0.11724	NA	0.12091	0.12253	NA	NA
AllianzGI Structured Return	0.00001	0.00021	0.11061	NA	0.00023	0.03383	NA	NA
AllianzGI U.S. Equity Hedged	0.02000	0.00008	0.16159	NA	0.05267	0.11967	NA	NA
On December 22, 2014, AllianzGI Best Styles Global Equity Fund began offering Class P shares.

294	November 30, 2014 |	Annual Report

On December 29, 2014, the following Funds declared per-share net investment income dividends and/or capital gain distributions to shareholders, payable December 29, 2014 to shareholders of record on December 26, 2014:

	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Class R6	Administrative Class	Short- Term Capital Gains	Long- Term Capital Gains
AllianzGI Retirement 2015	$0.54702	NA	$0.33799	$0.44362	$0.45874	$0.59806	NA	$0.61420	$0.53493	NA	$0.22013
AllianzGI Retirement 2020	0.55823	NA	0.39471	0.49886	0.47590	0.60296	NA	0.61720	0.55057	NA	0.06091
AllianzGI Retirement 2025	0.50324	NA	NA	NA	0.42343	0.54930	NA	0.56117	0.50481	NA	NA
AllianzGI Retirement 2030	0.68742	NA	0.49886	0.65118	0.60733	0.74172	NA	0.75940	0.69231	$0.07778	0.16191
AllianzGI Retirement 2035	0.62572	NA	NA	NA	0.55317	0.66879	NA	0.68214	0.62182	0.02506	0.13263
AllianzGI Retirement 2040	0.83448	NA	0.59477	0.79718	0.75006	0.89021	NA	0.90807	0.83523	0.16937	0.35280
AllianzGI Retirement 2045	0.72058	NA	NA	NA	0.65853	0.77019	NA	0.78164	0.72351	0.09905	0.14421
AllianzGI Retirement 2050	0.86907	NA	0.70285	0.79579	0.78163	0.92006	NA	0.92858	0.86214	0.15008	0.43452
AllianzGI Retirement 2055	0.77325	NA	NA	NA	0.71473	0.80487	NA	0.81386	0.76799	0.05281	0.36313
AllianzGI Retirement Income	0.34653	NA	0.30762	0.34008	0.32748	0.35823	NA	0.36447	0.34752	0.13808	0.32418
AllianzGI Global Allocation	0.25398	$0.22891	0.23124	0.25444	0.24947	0.26130	$0.26152	NA	0.25065	NA	0.13381
AllianzGI Global Growth Allocation	0.80610	NA	0.64800	0.75492	0.77497	0.85987	0.88167	NA	0.84309	0.22366	1.85683
AllianzGI Multi-Asset Real Return	0.18088	NA	0.08212	0.13890	NA	0.16621	NA	NA	0.18679	NA	NA

Effective January 1, 2015, AllianzGI Global Allocation revised its principal investment strategies, principal risks fees and expenses. The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure and 40% to fixed income exposure. Depending on market conditions, the equity component of the portfolio may range between approximately 50% and 70% of the Fund’s assets and the fixed income component of the portfolio may range between approximately 30% and 50% of the Fund’s assets. The Fund’s principal risks were revised to correspond with the changes to the Fund’s principal investment strategies. The acquired fund fees and expenses are 0.45% for each share class of the Fund, which led to a decrease in total annual operating expenses.

Effective January 1, 2015, AllianzGI Global Growth Allocation revised its principal investment strategies, principal risks, benchmarks and fees and expenses. The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure and 40% to fixed income exposure. Depending on market conditions, the equity component of the portfolio may range between approximately 20% and 80% of the Fund’s assets and the fixed income component of the portfolio may range between approximately 20% and 80% of the Fund’s assets. The Fund’s principal risks were revised to correspond with the changes to the Fund’s principal investment strategies. The Fund added the Barclays U.S. Aggregate Bond Index and a custom blended index comprised of 60% MSCI ACWI and 40% Barclays U.S. Aggregate Bond Index as benchmarks. The acquired fund fees and expenses are 0.34% for each share class of the Fund, which led to a decrease in total annual operating expenses.

It is expected that on or about February 2, 2015, AllianzGI Global Growth Allocation will change its name to AllianzGI Global Dynamic Allocation Fund.

It is expected that on or around February 2, 2015 that the AllianzGI Europe Equity Dividend Fund will commence operations as a series of the Trust, offering Class A, Class C, Class P and Institutional Class shares. The Fund will seek long-term capital appreciation. The Fund will seek to achieve its investment objective by creating a diversified portfolio of high-yielding equity securities issued by European companies that the portfolio managers consider to have high-quality business fundamentals. The Fund will normally invest at least 80% of its net assets (plus borrowings made for

Annual Report	| November 30, 2014	295

Notes to Financial Statements (cont’d)

November 30, 2014

investment purposes) in equity securities and equity-related instruments. The Fund will also normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of European issuers or in cash equivalents or fixed income securities denominated in euros or other European currencies.

It is expected that on or around February 2, 2015 that the AllianzGI Global Megatrends Fund will commence operations as a series of the Trust, offering Class A, Class P and Institutional Class shares. The Fund seeks long-term capital appreciation. The Fund will seek to achieve its investment objective by investing under normal circumstances in certain affiliated mutual funds sponsored and managed by the Investment Manager and/or its affiliates (the “Underlying Funds”). While the portfolio manager retains flexibility to invest in a wide range of Underlying Funds and direct positions in securities, at inception the Fund intends to invest 20% of its assets in each of the following five Underlying Funds: AllianzGI Emerging Markets Consumer Fund, the AllianzGI Global Natural Resources Fund, the AllianzGI Global Water Fund, the AllianzGI Technology Fund and the AllianzGI Health Sciences Fund. Each of these Underlying Funds invests primarily in U.S. and foreign equity securities that the Fund’s portfolio manager believes will permit the Fund to benefit from long-term secular trends as they unfold over a multi-year period. The portfolio manager will rebalance the Fund’s investments in these five Underlying Funds periodically and may select additional or different Underlying Funds or other securities for investment (without approval by or notice to shareholders).

It is expected that on or around February 2, 2015 that the AllianzGI International Growth Fund will commence operations as a series of the Trust, offering Class A and Institutional Class shares. The Fund seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by creating a diversified portfolio of non-U.S. stocks exhibiting long-term growth and quality characteristics. The portfolio managers will attempt to include in the Fund’s portfolio securities that exhibit the greatest combination of earnings growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation. The Fund will normally invest primarily in non-U.S. securities. The portfolio managers will follow a disciplined, bottom-up approach to stock selection that is based on fundamental, company-specific analysis. The Fund will target investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation.

There were no other subsequent events identified that require recognition or disclosure.

296	November 30, 2014 |	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Allianz Funds Multi-Strategy Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Global Allocation Fund, AllianzGI Global Growth Allocation Fund, AllianzGI Behavioral Advantage Large Cap Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI China Equity Fund, AllianzGI Convertible Fund, AllianzGI Emerging Markets Debt Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global Managed Volatility Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Small-Cap Fund, AllianzGI Micro Cap Fund, AllianzGI Multi-Asset Real Return Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ Global Dividend Value Fund, AllianzGI NFJ International Small-Cap Value Fund, AllianzGI NFJ International Value II Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Return Fund (formerly AllianzGI Structured Alpha Fund), AllianzGI Ultra Micro Cap Fund, AllianzGI U.S. Equity Hedged Fund and AllianzGI U.S. Small-Cap Growth Fund (formerly AllianzGI U.S. Emerging Growth Fund), each a fund of the Allianz Funds Multi-Strategy Trust (hereafter referred to as the “Funds”) at November 30, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian, agent banks, brokers and transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 26, 2015

Annual Report	| November 30, 2014	297

Unaudited

Shareholder Meeting Results

The Trust held a special shareholder meeting on December 18, 2014 for the election of Trustees to the Board.

Shareholders of the Trust voted as indicated below:

	Affirmative	Withholding Authority
Election of Deborah A. DeCotis	169,787,171	3,064,959
Re-election of Bradford K. Gallagher	169,677,709	3,174,421
Re-election of James A. Jacobson	169,735,425	3,116,705
Re-election of Hans W. Kertess	169,675,709	3,176,421
Re-election of William B. Ogden, IV	169,655,209	3,196,921
Re-election of Alan Rappaport	169,446,660	3,405,470
Election of F. Ford Drummond	169,904,261	2,947,869
Election of Susan M. King*	169,523,449	3,328,681
Election of James S. MacLeod	169,879,451	2,972,679
Election of Davey S. Scoon	169,833,621	3,018,509
Election of Julian Sluyters*	169,609,020	3,243,110

*	Interested Trustee

298	November 30, 2014 |	Annual Report

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve the investment management agreement and sub-advisory agreement for a new fund.

The new agreements approved during the period covered by this report relate to the organization of AllianzGI Emerging Markets Debt Fund (the “Emerging Markets Debt Fund” or “New Fund”), a new series of the Trust, which commenced operations on September 15, 2014. At an in-person meeting held on June 23-24, 2014, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) on behalf of the New Fund with Allianz Global Investors Fund Management LLC (the “Investment Manager”) and the Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”) with respect to the New Fund. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements”.

The material factors and conclusions that formed the basis of these approvals for the New Fund are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during their contract review meeting.

In connection with their deliberations regarding the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed with respect to the New Fund by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their deliberations, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information compiled from Morningstar Direct (“Morningstar”), an independent third party, on the investment performance for various time periods, including annualized return performance information for certain time periods, of a group of funds with investment classifications and/or objectives comparable to those proposed for the New Fund, (ii) information on the New Fund’s management fees and other anticipated expenses and information compiled from Morningstar on the management fees and other expenses of comparable funds, (iii) an estimate of the profitability to the Investment Manager from its relationship with the New Fund during its first year, (iv) descriptions of various functions to be performed by the Investment Manager and the Sub-Adviser for the New Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the New Fund.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in their deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees also took into account that the Investment Manager had proposed to observe certain management fee waivers and/or expense limitations for the New Fund. The Trustees also considered the risk profile of the New Fund.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high quality investment management and other services to the New Fund. Among other information, they considered the investment philosophy and research and decision-making processes of AllianzGI U.S.; the experience of key advisory personnel of AllianzGI U.S. or its affiliates who would be responsible for portfolio management of the New Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the New Fund; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the New Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the New Fund in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that AllianzGI U.S.’s investment processes, research capabilities and philosophy were well suited to the New Fund, given its investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of the New Fund’s proposed fees under the Agreements, the Trustees considered, among other information, the New Fund’s proposed management fee and its expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver

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Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

and/or expense limitation arrangements that the Investment Manager would observe, and the advisory fees and net expense ratios of a peer group of funds based on information compiled from Morningstar.

The Trustees considered how the net expense ratio of the New Fund was expected to compare to its Morningstar peers, and considered comparisons of the New Fund’s proposed management fee with the advisory fees of the peer funds identified by Morningstar. The Trustees took into account that a comparison of the New Fund’s proposed management fee to the advisory fee of peer funds is complicated because the New Fund’s proposed management fee includes a component for administrative services while peer funds may have separate advisory and administration agreements with separate fees. The Trustees therefore placed significant emphasis on the estimated net expense ratio of the New Fund compared to the net expense ratios of the Morningstar peer funds, recognizing that the fees for investment advisory, administrative services and fund operating expenses would be subsumed within the net expense ratio of all funds.

The Independent Trustees considered the proposed allocation of the management fee between the Investment Manager and the Sub-Adviser, and the services to be provided by the Investment Manager, on the one hand, and the Sub-Adviser, on the other hand. They noted that the Investment Manager (and not the New Fund) would pay the sub-advisory fees.

The Trustees noted that the Investment Manager, the Sub-Adviser and their affiliates do not offer other funds or accounts with-similar investment objective(s) and policies to those of the New Fund.

The Trustees also considered the estimated profitability to the Investment Manager from its relationship with the New Fund and noted that such profitability was expected to be negative for the New Fund’s first year of operation.

The Trustees considered the extent to which the Investment Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the New Fund. The Trustees also took into account that, as an open-end investment company, the New Fund intends to continuously raise assets, so as the assets of the New Fund increase over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs over a larger asset base or across a variety of products and services. In this regard, they also took into account the management fee waiver and/or expense limitation arrangements proposed to be observed by the Investment Manager for the New Fund.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Adviser and their affiliates, such as reputational value derived from serving as investment manager and sub-adviser to the New Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed fees payable under each of the Agreements represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Investment Manager or the Sub-Adviser, as the case may be, and should be approved for an initial two-year period. Based on their evaluation of factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the initial approval of the Agreements was in the interests of the New Fund and its shareholders and should be approved.

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Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

During the year ended November 30, 2014, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Retirement 2040	$26,206	—
AllianzGI Retirement 2045	40,741	—
AllianzGI Retirement 2050	122,638	—
AllianzGI Retirement 2055	65,638	—
AllianzGI Global Growth Allocation	675,794	—
AllianzGI Behavioral Advantage Large Cap	1,151,765	—
AllianzGI Convertible	59,953,187	—
AllianzGI Global Fundamental Strategy	1,391	—
AllianzGI Global Managed Volatility	299,591	—
AllianzGI High Yield Bond	1,191,439	—
AllianzGI International Small-Cap	7,320,839	—
AllianzGI Micro Cap	2,678,999	—
AllianzGI Multi-Asset Real Return	7,560	$1,126
AllianzGI NFJ Global Dividend Value	2,328,737	—
AllianzGI NFJ International Small-Cap Value	140,105	—
AllianzGI NFJ International Value II	152,847	—
AllianzGI Structured Return	365,458	—
AllianzGI Ultra Micro Cap	552,167	—
AllianzGI U.S. Small-Cap Growth	2,758,860	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2014, are designated as “qualified dividend income”:

AllianzGI Retirement 2015	15%
AllianzGI Retirement 2020	16%
AllianzGI Retirement 2025	16%
AllianzGI Retirement 2030	16%
AllianzGI Retirement 2035	21%
AllianzGI Retirement 2040	20%
AllianzGI Retirement 2045	24%
AllianzGI Retirement 2050	23%
AllianzGI Retirement 2055	26%
AllianzGI Retirement Income	10%
AllianzGI Global Allocation	30%
AllianzGI Global Growth Allocation	26%
AllianzGI Behavioral Advantage Large Cap	38%
AllianzGI Best Styles Global Equity	53%
AllianzGI China Equity	91%
AllianzGI Convertible	19%
AllianzGI Emerging Markets Debt	0%

AllianzGI Global Fundamental Strategy	37%
AllianzGI Global Managed Volatility	41%
AllianzGI Global Water	100%
AllianzGI High Yield Bond	0%
AllianzGI International Small-Cap	100%
AllianzGI Micro Cap	0%
AllianzGI Multi-Asset Real Return	40%
AllianzGI NFJ Emerging Markets Value	60%
AllianzGI NFJ Global Dividend Value	100%
AllianzGI NFJ International Small-Cap Value	70%
AllianzGI NFJ International Value II	100%
AllianzGI Short Duration High Income	0%
AllianzGI Structured Return	35%
AllianzGI Ultra Micro Cap	0%
AllianzGI U.S. Equity Hedged	14%
AllianzGI U.S. Small-Cap Growth	35%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended November 30, 2014, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Retirement 2015	9%
AllianzGI Retirement 2020	7%
AllianzGI Retirement 2025	7%
AllianzGI Retirement 2030	9%
AllianzGI Retirement 2035	11%
AllianzGI Retirement 2040	10%
AllianzGI Retirement 2045	13%
AllianzGI Retirement 2050	13%
AllianzGI Retirement 2055	14%
AllianzGI Retirement Income	7%
AllianzGI Global Allocation	14%
AllianzGI Global Growth Allocation	12%
AllianzGI Behavioral Advantage Large Cap	37%
AllianzGI Best Styles Global Equity	22%
AllianzGI China Equity	0%
AllianzGI Convertible	19%
AllianzGI Emerging Markets Debt	0%
AllianzGI Global Fundamental Strategy	12%
AllianzGI Global Managed Volatility	24%
AllianzGI Global Water	100%
AllianzGI High Yield Bond	0%
AllianzGI International Small-Cap	0%
AllianzGI Micro Cap	0%
AllianzGI Multi-Asset Real Return	0%
AllianzGI NFJ Emerging Markets Value	0%
AllianzGI NFJ Global Dividend Value	29%
AllianzGI NFJ International Small-Cap Value	1%
AllianzGI NFJ International Value II	0%

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Tax Information (cont’d)

AllianzGI Short Duration High Income	0%
AllianzGI Structured Return	31%
AllianzGI Ultra Micro Cap	0%

AllianzGI U.S. Equity Hedged	14%
AllianzGI U.S. Small-Cap Growth	35%

Foreign Tax Credit:  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on November 30, 2014 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI China Equity	$155,142	$0.501297	$11,215	$0.036237
AllianzGI Global Fundamental Strategy	205,506	0.146756	21,403	0.015284
AllianzGI Global Water	5,169,714	0.208342	407,340	0.016416
AllianzGI International Small-Cap	1,945,951	0.732487	160,139	0.060279
AllianzGI NFJ Emerging Markets Value	438,367	0.737800	42,658	0.071796
AllianzGI NFJ Global Dividend Value	2,376,706	0.689350	170,162	0.049355
AllianzGI NFJ International Small-Cap Value	747,248	0.763099	55,021	0.056188
AllianzGI NFJ International Value II	1,097,994	0.721714	84,441	0.055503

The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on November 30, 2013 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI China Equity	$121,357	$0.439355	$7,710	$0.027913
AllianzGI Global Fundamental Strategy	40,314	0.030318	3,252	0.002445
AllianzGI Global Water	3,158,308	0.208075	251,685	0.016581
AllianzGI International Small-Cap	2,014,580	0.680386	154,789	0.052277
AllianzGI NFJ Emerging Markets Value	257,259	0.648534	24,897	0.062764
AllianzGI NFJ Global Dividend Value	1,980,856	0.597494	160,144	0.048305
AllianzGI NFJ International Small-Cap Value	314,058	0.695357	21,448	0.047489
AllianzGI NFJ International Value II	137,072	0.580602	11,634	0.049278

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2014. In January 2015, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2014. The amount that will be reported will be the amount to use on the shareholder’s 2014 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended November 30, 2014. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

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Privacy Policy

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet websites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

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Allianz Funds Multi-Strategy Trust—Board of Trustees

Name, Year of Birth, Position(s) Held with Trust, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Funds in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Deborah A. DeCotis Year of Birth: 1952 Trustee since: 2011 Trustee/Director of 89 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).

F. Ford Drummond Year of Birth: 1962 Trustee since: 2014 Trustee/Director of 60 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex Director, BancFirst Corporation	Owner/Operator, Drummond Ranch. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).

Bradford K. Gallagher

Year of Birth:1944

Trustee since: 2010

Trustee/Director of 89 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); and Chairman and Trustee, Commonfund (2005-2014).

James A. Jacobson Year of Birth: 1945 Trustee since: 2009 Trustee/Director of 89 funds in Fund Complex Trustee, Alpine Mutual Funds Complex consisting of 18 funds	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

Hans W. Kertess Year of Birth: 1939 Trustee since: 2008 Trustee/Director of 89 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Susan M. King† Year of Birth: 1963 Trustee since: 2014 Trustee/Director of 64 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	Chief Marketing Officer, Allianz Global Investors U.S. LLC (since 2013). Formerly, Global Head of Marketing for Morgan Stanley Investment Management (2011-2013). Formerly, Consultant (self-employed) (2009-2011). Formerly, Head of US Distribution Marketing for Legg Mason (2005-2009).

James S. MacLeod Year of Birth: 1947 Trustee since: 2014 Trustee/Director of 60 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex Director, Sykes Enterprises, Inc.	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Director, Homeowners Mortgage. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation. Formerly, Chief Executive Officer of Homeowners Mortgage

William B. Ogden, IV Year of Birth: 1945 Trustee since: 2008 Trustee/Director of 89 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Year of Birth: 1953 Trustee since: 2010 Trustee/Director of 89 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013).

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Allianz Funds Multi-Strategy Trust—Board of Trustees (cont’d)

Name, Year of Birth, Position(s) Held with Trust, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Funds in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

Davey S. Scoon

Year of Birth: 1946

Trustee since: 2014

Trustee/Director of 60 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, Orthofix International N.V. and Director, Biodel Inc. Formerly, Director, CardioKine Inc. and Director, NitroMed, Inc.

Adjunct Assistant Professor, Tufts University School of Medicine and Adjunct Professor, University of Wisconsin-Madison. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and Chief Administrative and Financial Officer, SunLife Financial- U.S. (financial services).

Julian Sluyters† Year of Birth: 1960 Trustee since: 2014 Trustee/Director of 64 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 58 funds in the Fund Complex; Trustee of 18 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

†	“interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his or her positions, set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, and R) or 1-800-498-5413 (Class D, P, Institutional, R6 and Administrative classes).

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Allianz Funds Multi-Strategy Trust—Officers

Name, Year of Birth, Position(s) Held with Trust.	Principal Occupation(s) During Past 5 Years:

Julian Sluyters Year of Birth: 1960 President & Chief Executive Officer since: 2008	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 64 funds in the Fund Complex; Trustee of 18 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2011	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2008	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 64 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2008	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 64 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 64 funds in the Fund Complex.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2008	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 64 funds in the Fund Complex.

Richard H. Kirk Year of Birth: 1961 Assistant Secretary since: 2008	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Director and Senior Counsel of Allianz Global Investors Distributors LLC. Assistant Secretary of 59 funds in the Fund Complex.

Paul Koo Year of Birth: 1964 Assistant Secretary since: 2013	Director and Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Assistant Secretary of 59 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Morley D. Campbell Year of Birth: 1981 Assistant Secretary since: 2013	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 39 funds in the Fund Complex.

Thomas W. Oliver Year of Birth: 1971 Assistant Secretary since: 2013	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 39 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

306	November 30, 2014 |	Annual Report

Allianz Multi-Strategy Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

Susan M. King

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Paul Koo

Assistant Secretary

Morley D. Campbell

Assistant Secretary

Thomas W. Oliver

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Fuller & Thaler Asset Management, Inc.(1)

411 Borel Avenue, Suite 300

San Mateo, CA 94402

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Class R6, Institutional Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C and R shares or (800) 498-5413 for Class D, P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Fuller & Thaler Asset Management, Inc. is an independently owned investment firm.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $488 billion in assets under management.* With 23 offices in 17 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, Class R6, D Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

* Combined worldwide AUM as of November 30, 2014

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2014. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750AR_113014

AGI-2014-12-01-11067

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $696,750 in 2013 and $707,655 in 2014.
b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2013 and $0 in 2014.
c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $390,740 in 2013 and $417,120 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.
d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.
e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2013 Reporting Period was $4,297,514 and the 2014 Reporting Period was $4,359,567.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date:	February 3, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date:	February 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date:	February 3, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial &
Accounting Officer

Date:	February 3, 2015